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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02699

AIM Growth Series (Invesco Growth Series)
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(713) 626-1919

Date of fiscal year end:	12/31

Date of reporting period:	12/31/16

Item 1. Report to Stockholders.

Annual Report to Shareholders	December 31, 2016

Invesco Alternative Strategies Fund Nasdaq: A: LQLAX ∎ C: LQLCX ∎ R: LQLRX ∎ Y: LQLYX ∎ R5: LQLFX ∎ R6: LQLSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

The reporting period began with significant stock market volatility in the US and abroad; this volatility was the result of investor uncertainty about global economic growth and monetary policy. After recovering, markets declined sharply following UK voters’ decision in June to leave the European Union. Relatively quickly, however, markets recovered, reaching record highs later in the summer. Demand was strong for income-producing investments, particularly those perceived to be lower risk; this benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive during the reporting period, news overseas was less upbeat. The European Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. After months of uncertainty, the surprise outcome of the US presidential election in November triggered a major stock market rally, with most market indexes reaching new record highs in December. As expected, the US Federal Reserve raised interest rates in December – its only rate increase during the reporting period and only its second increase since 2006. The Fed cited optimistic economic data for its decision, and Fed-watchers suggested that future rate increases might be announced more quickly than previously forecast.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2	Invesco Alternative Strategies Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

     We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

 I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

 As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Alternative Strategies Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended December 31, 2016, Class A shares of Invesco Alternative Strategies Fund (the Fund), at net asset value (NAV), outperformed the Citigroup 90-Day Treasury Bill Index, the Fund’s broad market/style-specific index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/15 to 12/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	5.86%
Class C Shares	5.10
Class R Shares	5.65
Class Y Shares	6.06
Class R5 Shares	6.18
Class R6 Shares	6.18
Citigroup 90-Day Treasury Bill Index▼ (Broad Market/Style-Specific Index)	0.27
Lipper Alternative Multi-Strategy Funds Classification Average∎ (Peer Group)	2.02
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

During the year ended December 31, 2016, the US economy continued to expand. US gross domestic product showed the US economy grew by 3.5% in the third quarter.1 Employment data were mixed, with unemployment ending the year at 4.7%.2 Oil prices traded in a range from the high $20s to the low $50s during the reporting period.3 Major US stock market indexes posted gains for the reporting period, with most major market indexes hitting record highs; however, the markets were fairly volatile during the first half of the year.

Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China, falling oil prices and uncertainty over the US Federal Reserve’s (the Fed) monetary policy. Markets recovered in February and posted gains until June, when UK voters opted to leave the European Union, sending markets sharply lower. Markets again recovered, and major US equity indexes hit record highs during the summer of 2016. Following the outcome of the US presidential election, a stock market rally sent major US equity market indexes to new record highs. The rally was led by financials, gaining on the belief that they might benefit from reduced federal regulation. Also in November, OPEC agreed to cut production for the first time in eight years, which helped support higher oil prices. The Fed raised interest rates by a quarter point in December 2016 – the only increase during the reporting period.4

The Fund comprises “core” and “satellite” allocations. The core portfolio allocation is comprised of underlying alternative funds and strategies with an absolute return focus, which seek low correlation with traditional equity markets, and which seek to target lower volatility. The Fund’s satellite portfolio allocation includes underlying alternative funds that are directional, meaning they seek to perform well in specific economic environments, reflecting our near-term outlook for the markets. They tend to have higher volatility than underlying core allocation funds.

With positive US equity markets and a strong recovery in commodities including energy, base metals and precious metals, strategies offering directional market exposure within our satellite allocation all posted positive returns for the reporting period, contributing to the Fund’s returns. These satellite allocations included PowerShares DB Base Metals

Portfolio Composition* By security type, based on total investments

Equity Funds	58.5%
Alternative Funds	34.5
Exchange-Traded Funds	4.4
Fixed Income Funds	2.0
Money Market Funds	0.6

Total Net Assets	$1.5 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2016.

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investment.

Fund and PowerShares DB Silver Fund. Precious metals benefited from a run-up in prices in the first half of the year, while copper prices were pushed higher by strong Chinese manufacturing data and expectations that the outcome of the US presidential race would lead to increased infrastructure spending.

    Within the Fund’s strategic, non-directional core allocation, Invesco Balanced-Risk Allocation Fund and Invesco Macro Allocation Strategy Fund were the largest contributors to Fund performance. The two underlying funds benefited from their strategic allocations to stocks, bonds and especially commodities, while their tactical allocations also added to performance, particularly due to the underlying funds’ overweight exposure to equities throughout the year. Invesco Macro Allocation Strategy Fund also benefited from its tactical allocation to bonds – overweight early in the year, and underweight to net short in the fourth quarter.

    Invesco Global Market Neutral Fund was the only detractor from Fund performance. The underlying fund’s stock selection on the short side did not deliver expected results. Stock selection in energy and health care also detracted from the underlying fund’s returns.

    Please note that some of the Fund’s underlying funds – which include, but are not limited to, Invesco All Cap Market Neutral Fund, Invesco Global Market Neutral Fund, Invesco Macro Allocation Strategy Fund, Invesco Balanced-Risk Allocation Fund, Invesco Macro Long/ Short Fund, Invesco Long/Short Equity Fund and Invesco Balanced-Risk Commodity Strategy Fund – may use derivatives, which may amplify traditional investment risks through the creation of leverage in the underlying funds.

    Please note that some of these underlying fund strategies may be principally implemented with derivative instruments that include futures and total return swaps. Therefore, performance of these underlying funds, both positive and negative, can be attributed to these instruments.

    During the reporting period, the Fund’s strategic core allocations did not change, although its tactical satellite allocations changed to reflect shifts in the macroeconomic environment. Specifically, at the beginning of the reporting period, our macroeconomic outlook gave a higher probability to a low-inflation, contractionary environment. As the year progressed,

4	Invesco Alternative Strategies Fund

the probability of economic expansion increased, and tactical asset class and underlying fund allocations were shifted to reflect this outlook.

Thank you for investing in Invesco Alternative Strategies Fund.

1  Source: Bureau of Economic Analysis

2  Source: Bureau of Labor Statistics

3  Source: Thompson-Reuters

4  Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Duy Nguyen Chartered Financial Analyst, Portfolio Manager and Chief Investment Officer of Invesco’s Global
Solutions Development and Implementation Team, is manager of Invesco Alternative Strategies Fund. He joined Invesco in 2000. Mr. Nguyen earned a BBA from The University of Texas at Austin and an MS from the University of Houston.

Jacob Borbidge Chartered Financial Analyst, Portfolio Manager and Head of Research for Invesco’s Global
Solutions Development and Implementation Team, is manager of Invesco Alternative Strategies Fund. He joined Invesco in 2004. Mr. Borbidge earned a BS in mechanical engineering from Lehigh University and an MS in finance from the University of Houston.

Assisted by Invesco’s Global Solutions Development and Implementation Team

5	Invesco Alternative Strategies Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 10/14/14

1  Source: Lipper Inc.

2  Source: FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Alternative Strategies Fund

Average Annual Total Returns As of 12/31/16, including maximum applicable sales charges

Class A Shares
Inception (10/14/14)	-0.33%
1 Year	0.07

Class C Shares
Inception (10/14/14)	1.44%
1 Year	4.10

Class R Shares
Inception (10/14/14)	1.96%
1 Year	5.65

Class Y Shares
Inception (10/14/14)	2.52%
1 Year	6.06

Class R5 Shares
Inception (10/14/14)	2.47%
1 Year	6.18

Class R6 Shares
Inception (10/14/14)	2.47%
1 Year	6.18

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.44%, 2.19%, 1.69%, 1.19%, 1.19% and 1.19%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 48.29%, 49.04%, 48.54%, 48.04%, 47.75% and 47.75%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on

Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.98% for Invesco Alternative Strategies Fund.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2018. See current prospectus for more information.

7	Invesco Alternative Strategies Fund

Invesco Alternative Strategies Fund’s investment objective is long-term capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2016, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

The principal risks of investing in the Fund are:

∎	Fund of funds risk. The Fund’s performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund include the risks associated with investments in the underlying funds. The Fund will indirectly pay a proportional share of the fees and expenses of the underlying funds in which it invests. There are risks that the Fund will vary from its target weightings (if any) in the underlying funds, that the underlying funds will not achieve their investment objectives, that the underlying funds’ performance may be lower than their represented asset classes, and that the Fund may withdraw its investments in an underlying fund at a disadvantageous time.
∎	Allocation risk. The Fund’s investment performance depends, in part, on how its assets are allocated among the underlying funds or asset classes. The Adviser’s evaluations and assumptions regarding the asset classes or the underlying funds in which the Fund invests may be incorrect, causing the Fund to be invested (or not invested) in one or more asset classes or underlying funds at an inopportune time, which could negatively affect the Fund’s performance.

∎	Exchange-traded funds risk. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted by the listing exchange; (4) a passively-managed exchange-traded fund may not track the performance of the reference asset; and (5) a passively managed exchange-traded fund may hold troubled securities. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund or an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange-traded funds in which the Fund or an underlying fund may invest are leveraged, which may result in economic leverage, permitting the Fund or an underlying fund to gain exposure that is greater than would be the case in an unlevered instrument, and potentially resulting in greater volatility.

The principal risks of investing in the Fund also include the risks of each underlying fund. These risks include the following:

∎	Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
∎	Bank loan risk. There are a number of risks associated with an investment in bank loans including, credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair an underlying fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to an underlying fund. As a result an underlying fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause an underlying fund to lose income or principal on a particular investment, which in turn could affect the underlying fund’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.

∎	Borrowing risk. Borrowing money to buy securities exposes an underlying fund to leverage and will cause an underlying fund’s share price to be more volatile because leverage will exaggerate the effect of any increase or decrease in the value of an underlying fund’s portfolio securities. Borrowing money may also require an underlying fund to liquidate positions when it may not be advantageous to do so. In addition, an underlying fund will incur interest expenses and other fees on borrowed money. There can be no assurance that an underlying fund’s borrowing strategy will enhance and not reduce the underlying fund’s returns.
∎	Cash/cash equivalents risk. In rising markets, holding cash or cash equivalents will negatively affect an underlying fund’s performance relative to its benchmark.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco Alternative Strategies Fund

investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of an underlying fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and an underlying fund’s transaction costs.

∎	Collateralized loan obligations risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if an underlying fund invests in CLOs that hold loans of uncreditworthy borrowers or if an underlying fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.
∎	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of an underlying fund from certain commodity-linked derivatives was treated as non-qualifying income, an underlying fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of an underlying fund’s use of commodity-linked notes or a wholly-owned subsidiary (which guidance might be applied to the underlying fund retroactively), it could, among other consequences, limit the underlying fund’s ability to pursue its investment strategy.
∎	Commodity risk. An underlying fund will concentrate its investments in commodities markets and will therefore have investment exposure to the commodities markets and one or more sectors of the commodities markets, which may subject an underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds.

Volatility in the commodities markets may be caused by changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds, and factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, or supply and demand disruptions. Because an underlying fund’s performance is linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of an underlying fund’s shares.

∎	Commodity-linked notes risk. In addition to risks associated with the underlying commodities, investments in commodity-linked notes may be subject to additional risks, such as non-payment of interest and loss of principal, counterparty risk, lack of a secondary market and risk of greater volatility than traditional equity and debt securities. The value of the commodity-linked notes an underlying fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, certain commodity-linked notes employ “economic” leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and an underlying fund to the extent it invests in such notes.
∎	Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss.
∎	Correlation risk. Because an underlying fund’s investment strategy seeks to balance risk across the four sectors of the commodities market and, within each commodity sector, to balance risk across different commodities, to the extent either the sectors of the commodities markets or the selected commodities become correlated in a way not anticipated by an underlying fund’s adviser an underlying fund’s risk allocation process may result in magnified risks and loss instead of balancing (reducing) the risk of loss.
∎	Credit linked notes risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and, in some cases, foreign currency risk. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security. Credit linked notes may be less liquid than other investments and therefore harder to dispose of at the desired time and price. In addition, credit linked notes may be leveraged and, as a result, small changes in the value of the underlying reference obligation may produce disproportionate losses to an underlying fund.
∎	Debt securities risk. The prices of debt securities held by an underlying fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause an underlying fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce an underlying fund’s distributable income because interest payments on floating rate debt instruments held by an underlying fund will decline. An underlying fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s

9	Invesco Alternative Strategies Fund

credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Defaulted securities risk. Defaulted securities pose a greater risk that principal will not be repaid than non-defaulted securities. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the underlying fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the underlying fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the underlying fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the underlying fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the underlying fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the underlying fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for certain underlying funds than most other mutual funds because certain underlying funds will implement their investment strategy primarily through derivative instruments rather than direct investments in stocks/bonds.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Exchange-traded fund industry concentration risk. In following its methodology, an underlying exchange-traded fund’s underlying index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that an underlying fund’s underlying index concentrates in the securities of issuers in a particular industry or sector, an underlying fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, an underlying fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which an underlying fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.
∎	Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, counterparty risk, and the risk that the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets. An underlying fund will bear its proportionate share of any fees and expenses borne by an exchange-traded note in which it invests. For certain exchange-traded notes, there may be restrictions on an underlying fund’s right to redeem its investment in an exchange-traded note, which is meant to be held until maturity.

∎	Financial services sector risk. An underlying fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Financial services companies are subject to extensive government regulation and are disproportionately affected by unstable interest rates, each of which could adversely affect the profitability of such companies. Financial services companies may also have concentrated portfolios, which makes them especially vulnerable to unstable economic conditions.
∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
∎

Foreign securities risk. An underlying fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which an underlying fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless an underlying fund has hedged its foreign securities

10	Invesco Alternative Strategies Fund

risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an underlying fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎	Geographic focus risk. An underlying fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on an underlying fund’s investment performance.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject an underlying fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Indexing risk. An underlying fund is operated as a passively managed index fund and, therefore, the adverse performance of a particular security necessarily will not result in the elimination of the security from the underlying fund’s portfolio. Ordinarily, the underlying fund’s adviser will not sell the underlying fund’s portfolio securities except to reflect additions or deletions of the securities that comprise the underlying fund’s underlying index, or as may be necessary to raise cash to pay underlying fund shareholders who sell underlying fund shares. As such, the underlying fund will be negatively affected by declines in the securities represented by its underlying index. Also, there is no guarantee that the underlying fund’s adviser will be able to correlate the underlying fund’s performance with that of its underlying index.
∎	Infrastructure-related companies risk. An underlying fund will concentrate its investments in the infrastructure industry. Infrastructure-related companies are subject to a variety of risk factors, including costs associated with environmental, governmental and other regulations, high interest costs for capital construction programs, high leverage, the effects of economic slowdowns, surplus capacity, increased competition, fluctuations of fuel prices, the effects of energy conservation policies, unfavorable tax laws or accounting policies, environmental damage, difficulty in raising capital, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets.

∎	Liquidity risk. An underlying fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the an underlying fund’s securities become illiquid, an underlying fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎	Management risk. There is no guarantee that the underlying funds’ portfolio managers’ investment selection process will produce a portfolio effective at achieving the underlying fund’s respective investment objective. In addition, certain underlying funds’ investment strategies will likely cause the underlying fund to underperform the broader equity markets in which the underlying fund invests during market rallies. Further, the portfolio managers’ use of instruments that provide economic leverage increases the volatility of an underlying fund’s net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.
∎	Market risk. The market values of an underlying fund’s investments, and therefore the value of an underlying fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by an underlying fund will rise in value.
∎	Market trading risk. An underlying exchange-traded fund faces numerous market trading risks, including the potential lack of an active market for its shares, losses from trading in secondary markets, and disruption in the creation/redemption process of an underlying fund. Any of these factors may lead to an underlying fund’s shares trading at a premium or discount to an underlying fund’s net asset value (NAV).

∎	MLP risk. An underlying fund invests in securities of MLPs, which are subject to the following risks:
–	Limited partner risk. An MLP is a public limited partnership or limited liability company taxed as a partnership under the Code. Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The risks of investing in an MLP are similar to those of investing in a partnership, including more flexible governance structures, which could result in less protection for investors than investments in a corporation. Investors in an MLP normally would not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances, creditors of an MLP would have the right to seek return of capital distributed to a limited partner, which right would continue after an investor sold its investment in the MLP.
–	Liquidity risk. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid than conventional publicly traded securities and, therefore, more difficult to trade at desirable times and/or prices.
–	Interest rate risk. In addition, MLP distributions may be reduced by fees and other expenses incurred by the MLP. MLPs generally are considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.
–	General partner risk. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member.

11	Invesco Alternative Strategies Fund

Additionally, if an underlying fund were to invest more than 25% of its total assets in MLPs that are taxed as partnerships this could cause an underlying fund to lose its status as regulated investment company under Subchapter M of the Internal Revenue Code.

∎	MLP tax risk. MLPs taxed as partnerships do not pay US federal income tax at the partnership level. A change in current tax law, or a change in the underlying business mix of a given MLP, however, could result in an MLP being classified as a corporation for US federal income tax purposes, which would have the effect of reducing the amount of cash available for distribution by the MLP and could cause a reduction of the value of an underlying fund’s investment, and consequently the Fund’s investment in an underlying fund and lower income.
∎	Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in an underlying fund reinvesting these early payments at lower interest rates, thereby reducing an underlying fund’s income. Mortgage and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and an underlying fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool will adversely affect the value of mortgage-backed securities and will result in losses to an underlying fund. An underlying fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.
∎	Non-diversification risk. An underlying

fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of an underlying fund more than would occur in a diversified fund.

∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	REIT risk/real estate risk. An underlying fund concentrates its investments in the securities of real estate and real estate related companies. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to an underlying fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid than larger companies. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults on certain types of debt obligations, an underlying fund may own real estate directly, which involves additional risks such as environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.
∎	Sampling risk. An underlying fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in its underlying index and in the underlying fund holding securities not included in its underlying index. As a result, an adverse development respecting an issuer of securities held by the underlying fund could result in a greater decline in the underlying fund’s NAV than would be the case if all of the securities in its underlying index were held. An underlying fund’s use of a representative sampling approach may also include the risk that it may not track the return of its underlying index as well as it would have if the underlying fund held all of the securities in its underlying index.
∎	Sector focus risk. An underlying fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, an underlying fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that an underlying fund will lose significant value if conditions adversely affect that sector or group of industries.
∎	Short position risk. Because an underlying fund’s potential loss on a short position arises from increases in the value of the asset sold short, the underlying fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent an underlying fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, an underlying fund’s short positions will cause the underlying fund to under-perform the overall market and its peers that do not engage in shorting. If an underlying fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the underlying fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of an underlying fund’s returns.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
∎	Subsidiary risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary

12	Invesco Alternative Strategies Fund

is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in this prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which an underlying fund and the Subsidiary, respectively, are organized, could result in the inability of an underlying fund and/or the Subsidiary to operate as described in this prospectus and the SAI, and could negatively affect an underlying fund and its shareholders.

∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect an underlying fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	Volatility risk. Although an underlying fund’s investment strategy targets a specific volatility level, certain of an underlying fund’s investments may appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

About indexes used in this report

∎	The Citigroup 90-Day Treasury Bill Index is an unmanaged index representative of three-month Treasury bills.
∎	The Lipper Alternative Multi-Strategy Funds Classification Average represents an average of all funds in the Lipper Alternative Multi-Strategy Funds classification.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

13	Invesco Alternative Strategies Fund

Schedule of Investments

December 31, 2016

Invesco Alternative Strategies Fund

Schedule of Investments in Affiliated Issuers–98.66%(a)

	% of Net Assets 12/31/16	Value 12/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)		Dividend Income	Shares 12/31/16	Value 12/31/16
Alternative Funds–4.32%
Powershares DB Base Metals Fund–ETF(b)	2.38%	$19,970	$23,727	$(14,073)	$8,979	$(1,736)		$—	2,471	$36,867
Powershares DB Silver Fund–ETF(b)	1.94%	16,534	21,998	(9,917)	1,597	(181)		—	1,208	30,031
Total Alternative Funds		36,504	45,725	(23,990)	10,576	(1,917)		—		66,898

Asset Allocation Funds–34.06%
Invesco Balanced-Risk Allocation Fund - Class R6	16.86%	136,551	206,428	(81,929)	6,881	3,838		10,420	24,550	261,214
Invesco Balanced-Risk Commodity Strategy Fund - Class R6	2.28%	18,186	24,746	(9,441)	2,752	(941)		939	5,184	35,302
Invesco Macro Allocation Strategy Fund - Class R6(c)	14.92%	132,724	181,051	(70,610)	(11,151)	(961)		28,995	25,060	231,053
Total Asset Allocation Funds		287,461	412,225	(161,980)	(1,518)	1,936		40,354		527,569

Domestic Equity Funds–20.93%
Invesco All Cap Market Neutral Fund - Class R6(b)	17.08%	152,531	208,893	(109,070)	14,847	(2,484)		—	25,101	264,570
Invesco Long/Short Equity Fund - Class R6(b)	3.85%	30,984	45,436	(22,356)	5,848	100		—	5,071	59,633
Total Domestic Equity Funds		183,515	254,329	(131,426)	20,695	(2,384)		—		324,203

Fixed-Income Funds–1.98%
Invesco Floating Rate Fund - Class R6	1.98%	17,349	14,990	(3,099)	1,799	(338)		1,133	4,055	30,701

Foreign Equity Funds–32.89%
Invesco Global Infrastructure Fund - Class R6	3.87%	36,420	46,602	(25,372)	4,385	(2,177)		971	6,402	59,858
Invesco Global Market Neutral Fund - Class R6(b)	18.18%	162,257	224,386	(104,067)	1,214	(2,187)		—	28,048	281,603
Invesco Macro Long/Short Fund - Class R6	10.84%	104,523	117,555	(59,187)	8,405	(3,352)		1,179	17,586	167,944
Total Foreign Equity Funds		303,200	388,543	(188,626)	14,004	(7,716)		2,150		509,405

Real Estate Funds–3.86%
Invesco Global Real Estate Fund - Class R6	3.86%	35,061	43,428	(16,662)	(846)	(1,280)		2,352	4,858	59,701

Money Market Funds–0.62%
Government & Agency Portfolio–Institutional Class, 0.43%(e)	0.35%	—	120,197	(114,738)	—	—		5	5,459	5,459
Liquid Assets Portfolio–Institutional Class, 0.37%(e)	0.00%	20,576	407,032	(427,608)	—	—		19	—	—
Premier Portfolio–Institutional Class, 0.65%(e)	0.00%	20,576	407,032	(427,608)	—	—		18	—	—
Treasury Portfolio–Institutional Class, 0.37%(e)	0.27%	—	80,132	(76,049)	—	—		3	4,083	4,083
Total Money Market Funds		41,152	1,014,393	(1,046,003)	—	—		45		9,542
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $1,521,983)	98.66%	$904,242	$2,173,633	$(1,571,786)	$44,710	$(11,699	)(d)	$46,034		$1,528,019
OTHER ASSETS LESS LIABILITIES	1.34%									20,809
NET ASSETS	100.00%									$1,548,828

Investment Abbreviations:

ETF – Exchange Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.
(c)	Effective July 27, 2016, Invesco Global Markets Strategy Fund was renamed as Invesco Macro Allocation Strategy Fund.
(d)	Includes $10,555, $147 and $379 of capital gains distributions from affiliated underlying funds for Invesco Balanced-Risk Allocation Fund, Invesco All Cap Market Neutral Fund and Invesco Long/Short Equity Fund, respectively.
(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Alternative Strategies Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments in affiliated underlying funds, at value (Cost $1,521,983)	$1,528,019
Receivable for:
Fund shares sold	21,600
Dividends — affiliated underlying funds	136
Investment for trustee deferred compensation and retirement plans	4,076
Other assets	41,625
Total assets	1,595,456

Liabilities:
Payable for:
Investments purchased — affiliated underlying funds	128
Fund shares reacquired	500
Accrued fees to affiliates	9,361
Accrued trustees’ and officers’ fees and benefits	536
Accrued other operating expenses	32,027
Trustee deferred compensation and retirement plans	4,076
Total liabilities	46,628
Net assets applicable to shares outstanding	$1,548,828

Net assets consist of:
Shares of beneficial interest	$1,579,751
Undistributed net investment income	(796)
Undistributed net realized gain (loss)	(36,163)
Net unrealized appreciation	6,036
$1,548,828

Net Assets:
Class A	$856,397
Class C	$160,359
Class R	$17,830
Class Y	$495,116
Class R5	$9,563
Class R6	$9,563

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	89,777
Class C	16,910
Class R	1,872
Class Y	51,759
Class R5	1,001
Class R6	1,001
Class A:
Net asset value per share	$9.54
Maximum offering price per share
(Net asset value of $9.54 ÷ 94.50%)	$10.10
Class C:
Net asset value and offering price per share	$9.48
Class R:
Net asset value and offering price per share	$9.52
Class Y:
Net asset value and offering price per share	$9.57
Class R5:
Net asset value and offering price per share	$9.55
Class R6:
Net asset value and offering price per share	$9.55

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Alternative Strategies Fund

Statement of Operations

For the year ended December 31, 2016

Investment income:
Dividends from affiliated underlying funds	$46,034
Other Income	140
Total investment income	46,174

Expenses:
Advisory fees	1,777
Administrative services fees	50,000
Custodian fees	8,998
Distribution fees:
Class A	1,652
Class C	1,436
Class R	88
Transfer agent fees — A, C, R and Y	4,564
Transfer agent fees — R5	10
Transfer agent fees — R6	10
Trustees’ and officers’ fees and benefits	19,372
Registration and filing fees	71,639
Reports to shareholders	15,336
Professional services fees	35,362
Other	12,306
Total expenses	222,550
Less: Fees waived and expenses reimbursed	(216,224)
Net expenses	6,326
Net investment income	39,848

Realized and unrealized gain (loss) from investments in affiliated underlying fund shares:
Net realized gain (loss) on sales of affiliated underlying fund shares	(22,780)
Net realized gain from distributions of affiliated underlying fund shares	11,081
(11,699)
Change in net unrealized appreciation of affiliated underlying fund shares	44,710
Net gain from affiliated underlying funds	33,011
Net increase in net assets resulting from operations	$72,859

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Alternative Strategies Fund

Statement of Changes in Net Assets

For the years ended December 31, 2016 and 2015

	2016	2015
Operations:
Net investment income	$39,848	$25,273
Net realized gain (loss)	(11,699)	(6,746)
Change in net unrealized appreciation (depreciation)	44,710	(31,377)
Net increase (decrease) in net assets resulting from operations	72,859	(12,850)

Distributions to shareholders from net investment income:
Class A	(28,320)	(20,322)
Class C	(4,558)	(2,788)
Class R	(575)	(723)
Class Y	(17,612)	(10,795)
Class R5	(353)	(411)
Class R6	(353)	(411)
Total distributions from net investment income	(51,771)	(35,450)

Distributions to shareholders from net realized gains:
Class A	(264)	(1,156)
Class C	(52)	(174)
Class R	(6)	(43)
Class Y	(155)	(591)
Class R5	(3)	(22)
Class R6	(3)	(22)
Total distributions from net realized gains	(483)	(2,008)

Share transactions–net:
Class A	354,562	366,449
Class C	56,719	83,830
Class R	(620)	1,256
Class Y	234,568	(38,255)
Net increase in net assets resulting from share transactions	645,229	413,280
Net increase in net assets	665,834	362,972

Net assets:
Beginning of year	882,994	520,022
End of year (includes undistributed net investment income of $(796) and $(1,721), respectively)	$1,548,828	$882,994

Notes to Financial Statements

December 31, 2016

NOTE 1—Significant Accounting Policies

Invesco Alternative Strategies Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term capital appreciation.

The Fund is a “fund of funds”, in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) and exchange-traded funds advised by Invesco PowerShares Capital Management LLC (“PowerShares Capital”), an affiliate of Invesco. Invesco and PowerShares Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change the Fund’s asset class allocations or the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

17                         Invesco Alternative Strategies Fund

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end-of-day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund as a result of having the same investment adviser are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying

18                         Invesco Alternative Strategies Fund

funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.	Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds’ expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further in Note 10.

Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of 0.15% of the Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser had contractually agreed, through at least April 30, 2017, to reimburse expenses to the extent necessary to limit total annual fund operating expenses after expense reimbursement (including prior fiscal year-end Acquired Fund Fees and Expenses of 1.02% and excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.75%, 2.50%, 2.00%, 1.50%, 1.50% and 1.50%, respectively, of average daily net assets (the “expense limits”). Effective January 1, 2017, the Adviser has contractually agreed, through at least April 30, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (including restated prior fiscal year-end Acquired Fund Fees and Expenses of 1.14% and excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.44%, 2.19%, 1.69%, 1.19%, 1.19% and 1.19%, respectively, of average daily net assets. In determining the Adviser’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.

19                         Invesco Alternative Strategies Fund

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2016, the Adviser waived advisory fees of $1,777, reimbursed fund level expenses of $209,863 and reimbursed class level expenses of $2,588, $562, $69, $1,345, $10 and $10 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2016, IDI advised the Fund that IDI retained $619 in front-end sales commissions from the sale of Class A shares.

The underlying Invesco funds pay no distribution fees for Class Y and Class R6 shares, and the Fund pays no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2016, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

20                         Invesco Alternative Strategies Fund

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2016 and 2015:

	2016	2015
Ordinary income	$45,686	$33,975
Long-term capital gain	6,568	3,483
Total distributions	$52,254	$37,458

Tax Components of Net Assets at Period-End:

2016
Undistributed long-term gain	$1,842
Net unrealized appreciation (depreciation) — investments	(28,876)
Temporary book/tax differences	(3,889)
Shares of beneficial interest	1,579,751
Total net assets	$1,548,828

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2016.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2016 was $1,159,240 and $525,783, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$28,646
Aggregate unrealized (depreciation) of investment securities	(57,522)
Net unrealized appreciation (depreciation) of investment securities	$(28,876)

Cost of investments for tax purposes is $1,556,895.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of overdistributions and distributions from underlying funds, on December 31, 2016, undistributed net investment income was increased by $12,848, undistributed net realized gain (loss) was decreased by $10,898 and shares of beneficial interest was decreased by $1,950. This reclassification had no effect on the net assets of the Fund.

21                         Invesco Alternative Strategies Fund

NOTE 9—Share Information

	Summary of Share Activity
	Years ended December 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	48,683	$463,511	43,322	$426,003
Class C	9,826	92,030	8,520	81,281
Class R	—	—	92	896
Class Y	47,768	455,982	12,130	118,904

Issued as reinvestment of dividends:
Class A	2,632	25,054	1,826	17,090
Class C	459	4,337	276	2,579
Class R	28	266	39	360
Class Y	1,471	14,034	729	6,833

Reacquired:
Class A	(14,078)	(134,003)	(7,914)	(76,644)
Class C	(4,246)	(39,648)	(3)	(30)
Class R	(96)	(886)	—	—
Class Y	(24,896)	(235,448)	(16,471)	(163,992)
Net increase in share activity	67,551	$645,229	42,546	$413,280

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 48% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 24% of the outstanding shares of the Fund are owned by the Adviser or an affiliate at the Adviser.

22                         Invesco Alternative Strategies Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/16	$9.32	$0.32	$0.24	$0.56	$(0.34)	$(0.00)	$(0.34)	$9.54	5.97%	$856	0.51	%(e)	18.77	%(e)	3.39	%(e)	45%
Year ended 12/31/15	9.95	0.41	(0.62)	(0.21)	(0.40)	(0.02)	(0.42)	9.32	(2.15)	489	0.52		47.31		4.19		52
Year ended 12/31/14(f)	10.00	0.15	(0.01)	0.14	(0.19)	—	(0.19)	9.95	1.39	152	0.52	(g)	97.85	(g)	6.96	(g)	3
Class C
Year ended 12/31/16	9.28	0.25	0.22	0.47	(0.27)	(0.00)	(0.27)	9.48	5.10	160	1.26	(e)	19.52	(e)	2.64	(e)	45
Year ended 12/31/15	9.95	0.33	(0.62)	(0.29)	(0.36)	(0.02)	(0.38)	9.28	(2.90)	101	1.27		48.06		3.44		52
Year ended 12/31/14(f)	10.00	0.14	(0.02)	0.12	(0.17)	—	(0.17)	9.95	1.23	21	1.27	(g)	98.60	(g)	6.21	(g)	3
Class R
Year ended 12/31/16	9.31	0.30	0.22	0.52	(0.31)	(0.00)	(0.31)	9.52	5.64	18	0.76	(e)	19.02	(e)	3.14	(e)	45
Year ended 12/31/15	9.95	0.39	(0.63)	(0.24)	(0.38)	(0.02)	(0.40)	9.31	(2.38)	18	0.77		47.56		3.94		52
Year ended 12/31/14(f)	10.00	0.15	(0.02)	0.13	(0.18)	—	(0.18)	9.95	1.34	18	0.77	(g)	98.10	(g)	6.71	(g)	3
Class Y
Year ended 12/31/16	9.34	0.35	0.23	0.58	(0.35)	(0.00)	(0.35)	9.57	6.28	495	0.26	(e)	18.52	(e)	3.64	(e)	45
Year ended 12/31/15	9.96	0.44	(0.63)	(0.19)	(0.41)	(0.02)	(0.43)	9.34	(1.89)	256	0.27		47.06		4.44		52
Year ended 12/31/14(f)	10.00	0.16	(0.01)	0.15	(0.19)	—	(0.19)	9.96	1.54	309	0.27	(g)	97.60	(g)	7.21	(g)	3
Class R5
Year ended 12/31/16	9.33	0.35	0.22	0.57	(0.35)	(0.00)	(0.35)	9.55	6.18	10	0.26	(e)	18.23	(e)	3.64	(e)	45
Year ended 12/31/15	9.95	0.44	(0.63)	(0.19)	(0.41)	(0.02)	(0.43)	9.33	(1.89)	9	0.27		46.77		4.44		52
Year ended 12/31/14(f)	10.00	0.16	(0.02)	0.14	(0.19)	—	(0.19)	9.95	1.44	10	0.27	(g)	96.70	(g)	7.21	(g)	3
Class R6
Year ended 12/31/16	9.33	0.35	0.22	0.57	(0.35)	(0.00)	(0.35)	9.55	6.18	10	0.26	(e)	18.23	(e)	3.64	(e)	45
Year ended 12/31/15	9.95	0.44	(0.63)	(0.19)	(0.41)	(0.02)	(0.43)	9.33	(1.89)	9	0.27		46.77		4.44		52
Year ended 12/31/14(f)	10.00	0.16	(0.02)	0.14	(0.19)	—	(0.19)	9.95	1.44	10	0.27	(g)	96.70	(g)	7.21	(g)	3

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 1.14%, 1.02% and 1.73% for the years ended December 31, 2016 and December 31, 2015 and the period October 14, 2014 (commencement date) through December 31, 2014, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $661, $144, $18, $343, $10 and $10 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of October 14, 2014.
(g)	Annualized.

23                         Invesco Alternative Strategies Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)

and Shareholders of the Invesco Alternative Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Alternative Strategies Fund (one of the portfolios constituting the AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period October 14, 2014 (commencement of operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

February 23, 2017

24                         Invesco Alternative Strategies Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016, through December 31, 2016.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

Class	Beginning Account Value (07/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (12/31/16)[1]	Expenses Paid During Period[2,3]	Ending Account Value (12/31/16)	Expenses Paid During Period[2,4]
A	$1,000.00	$1,027.80	$2.40	$1,022.77	$2.39	0.47%
C	1,000.00	1,022.40	6.20	1,019.00	6.19	1.22
R	1,000.00	1,025.60	3.67	1,021.52	3.66	0.72
Y	1,000.00	1,027.60	1.12	1,024.03	1.12	0.22
R5	1,000.00	1,027.60	1.12	1,024.03	1.12	0.22
R6	1,000.00	1,027.60	1.12	1,024.03	1.12	0.22

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2016 through December 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. Effective January 1, 2017, the Fund’s adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.30%, 1.05%, 0.55%, 0.05%, 0.05% and 0.05% of average daily net assets, respectively. The annualized ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 0.30%, 1.05%, 0.55%, 0.05%, 0.05% and 0.05% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $1.53, $5.34, $2.80, $0.25, $0.25 and $0.25 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $1.53, $5.33, $2.80, $0.25, $0.25 and $0.25 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

25                         Invesco Alternative Strategies Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2016:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$6,568
Qualified Dividend Income*	4.90%
Corporate Dividends Received Deduction*	1.15%
U.S. Treasury Obligations*	1.85%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Distribution Information

Correction Notice

Shareholders were sent a notice from the Fund that set forth an estimate on a per share basis of the source or sources from which the distribution was paid in December of 2016. Subsequently, certain of these estimates have been corrected. Listed below is a written statement of the sources of this distribution, as corrected, on a generally accepted accounting principles (“GAAP”) basis.

		Net Income	Gain from Sale of Securities	Return of Principal	Total Distribution
12/19/2016	Class A	$0.2773	$0.000	$0.0588	$0.3361
12/19/2016	Class C	$0.2140	$0.000	$0.0588	$0.2728
12/19/2016	Class R	$0.2560	$0.000	$0.0588	$0.3148
12/19/2016	Class Y	$0.2967	$0.000	$0.0588	$0.3555
12/19/2016	Class R5	$0.2967	$0.000	$0.0588	$0.3555
12/19/2016	Class R6	$0.2967	$0.000	$0.0588	$0.3555

Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. Form 1099-DIV for the calendar year will report distributions for U.S. federal income tax purposes. This Notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

26                         Invesco Alternative Strategies Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Alternative Strategies Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	144	Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company) Member of the Audit Committee, Ferroglobe PLC (metallurgical company) and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation; Chairman of the Board, Denver Film Society
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	144	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

T-2                         Invesco Alternative Strategies Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Senior Vice President	2004

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Senior Vice President, The Invesco Funds

Formerly: Director, Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Alternative Strategies Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Alternative Strategies Fund

Explore High-Conviction Investing with Invesco

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines.The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 022-57526                         ALST-AR-1                                                 Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2016

Invesco Balanced-Risk Retirement Funds
Invesco Balanced-Risk Retirement Now Fund
Invesco Balanced-Risk Retirement 2020 Fund
Invesco Balanced-Risk Retirement 2030 Fund
Invesco Balanced-Risk Retirement 2040 Fund
Invesco Balanced-Risk Retirement 2050 Fund

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    The reporting period began with significant stock market volatility in the US and abroad; this volatility was the result of investor uncertainty about global economic growth and monetary policy. After recovering, markets declined sharply following UK voters’ decision in June to leave the European Union. Relatively quickly, however, markets recovered, reaching record highs later in the summer. Demand was strong for income-producing investments, particularly those perceived to be lower risk; this benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive during the reporting period, news overseas was less upbeat. The European Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. After months of uncertainty, the surprise outcome of the US presidential election in November triggered a major stock market rally, with most market indexes reaching new record highs in December. As expected, the US Federal Reserve raised interest rates in December – its only rate increase during the reporting period and only its second increase since 2006. The Fed cited optimistic economic data for its decision, and Fed-watchers suggested that future rate increases might be announced more quickly than previously forecast.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Balanced-Risk Retirement Funds

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can   use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light   of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Balanced-Risk Retirement Now Fund

For the year ended December 31, 2016, Class A shares of Invesco Balanced-Risk Retirement Now Fund (the Fund), at net asset value (NAV), outperformed the Custom Invesco Balanced-Risk Retirement Now Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/15 to 12/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	6.74%
Class AX Shares	6.75
Class B Shares	6.03
Class C Shares	6.16
Class CX Shares	6.03
Class R Shares	6.37
Class RX Shares	6.38
Class Y Shares	6.85
Class R5 Shares	6.85
Class R6 Shares	6.85
S&P 500 Index▼ (Broad Market Index)	11.96
Custom Invesco Balanced-Risk Allocation Broad Index⬛ (Style-Specific Index)	8.41
Custom Invesco Balanced-Risk Retirement Now Index⬛ (Style-Specific Index)	3.62
Lipper Mixed-Asset Target Today Index◆ (Peer Group Index)	5.47

Source(s): ▼FactSet Research Systems Inc.; ⬛Invesco, FactSet Research Systems Inc.; ◆Lipper Inc.

Market conditions and your Fund

Invesco Balanced-Risk Retirement Now Fund invests in a combination of Invesco Balanced-Risk Allocation Fund (IBRA) and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy with the goal of achieving real return and capital preservation for investors in retirement. As a result of the Fund’s strategy to invest in IBRA and affiliated money market funds, the Fund’s performance can be attributed to the performance of these underlying funds and the allocation of the Fund’s assets between the underlying funds.

    During the year ended December 31, 2016, each of the asset classes in which IBRA invests provided positive contributions to Fund performance, and the Fund ended the reporting period in positive territory. IBRA invests in derivatives, such as swaps and futures, which are expected to correspond to the performance of US and international fixed income, equity and commodity markets. The strategic portion of IBRA’s investment process involves first selecting representative assets for each asset class from a universe of more than 50 assets. Next, IBRA seeks to construct the portfolio so that an approximately equal amount of risk comes from equity, fixed income and commodity allocations. IBRA then makes tactical adjustments to its portfolio on a monthly basis to try to take advantage of short-term market dynamics.

    IBRA’s exposure to commodities, obtained through the use of swaps, futures and commodity-linked notes, led results for the reporting period as all four commodity complexes in which the underlying fund invests – agriculture, precious metals, energy and industrial metals – posted positive results. At a complex level, agriculture was IBRA’s leading performer during the year due to gains in sugar, soybeans, soybean oil, soymeal, cotton and coffee. Generally speaking, a supply shortage due to inclement weather and reduced plantings was the primary catalyst for higher prices. Strategic positioning in precious metals was also favorable as gains in silver outpaced gold. Precious metals prices benefited from a combination of volatility in equity prices during the reporting period as well as the inability of central banks to implement interest rate increases. Tactical exposure to precious metals detracted from IBRA’s performance for the reporting period – although positive performance from strategic positioning was enough to outweigh losses from tactical positioning within the complex. The energy complex was the second-largest contributor to IBRA’s performance, after agriculture. Oil prices struggled with high levels of oversupply, but made strong gains after OPEC reached an agreement on production levels. Also, investor optimism soared following the surprising results of the US presidential election, producing strong equity and commodity market gains. Industrial metals prices contributed to IBRA’s results as both copper and aluminum prices rose. IBRA’s tactical exposure to industrial metals detracted from Fund results due to underweight exposure to aluminum.

    Performance across developed equity markets also contributed to IBRA’s

Portfolio Composition

Asset Class*	Risk Allocation	% of Total Net Assets as of 12/31/16**
Equities	48.18%	25.00%
Fixed Income	17.71	33.99
Commodities	30.47	17.89
Cash	3.64	39.80
Total	100.00	116.68

*	Based on the expected market exposure through investments in the underlying funds.
**	Due to the use of leverage, the percentages may not equal 100%.

Total Net Assets	$27.0 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2016.

Fund Nasdaq Symbols
Class A Shares	IANAX
Class AX Shares	VIRAX
Class B Shares	IANBX
Class C Shares	IANCX
Class CX Shares	VIRCX
Class R Shares	IANRX
Class RX Shares	VIRRX
Class Y Shares	IANYX
Class R5 Shares	IANIX
Class R6 Shares	IANFX

4                         Invesco Balanced-Risk Retirement Funds

results as all six markets in which IBRA invests posted positive returns. Perhaps surprisingly, given the angst leading up to and after the Brexit vote – the UK referendum on whether to remain a part of, or leave, the European Union – UK equities led results in the asset class. Exposure to US small-cap equities and US large-cap equities also contributed to strong returns. European equities were pressured for most of the reporting period due to weak economic data and concerns over whether the exceptionally accommodative monetary policy of the European Central Bank was boosting growth and inflation. However, European equities rebounded at the end of the year and posted positive returns for the reporting period as a whole. IBRA’s tactical exposure to equities obtained through the use of swaps and futures helped boost the Fund’s returns owing to a combination of underweight exposure during the volatility of the first quarter of 2016 and overweight exposure when equities recovered in subsequent quarters.

    IBRA’s exposure to global government bonds, obtained through the use of swaps and futures, also provided positive returns for the Fund for the year. A combination of equity market volatility early in the reporting period, concerns over the fallout of the Brexit vote in early summer and generally tepid economic data throughout the reporting period created demand for perceived safe haven assets.1 Within the government bond asset class, UK gilts were the top performers on Brexit fears and the resulting accommodative policy response from central banks. German bunds also benefited from these events, although these events also drove their yields into negative territory. US Treasury prices rallied on market volatility early in the reporting period and “flight to safety” demand in the wake of the Brexit vote, but they surrendered some of those gains late in the reporting period when the US Federal Reserve raised interest rates in December and when forecasts of faster-than-expected future rate increases dampened demand. Despite negative interest rates, Japanese government bonds also posted modest gains for the reporting period. Exposure to Canadian government bonds was the sole detractor within the asset class as gains early in the year, resulting from the Canadian central bank cutting interest rates twice, weren’t enough to outweigh losses accrued toward the end of the year. IBRA’s tactical positioning in government bonds bolstered Fund results due to general overweight exposure to the asset class for the year.

    Please note that IBRA’s strategy is principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in Invesco Balanced-Risk Retirement Now Fund.

1	So-called “safe haven” assets do not imply risk-free investing.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement Now Fund.

He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement Now Fund.

He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement Now Fund.

He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement Now Fund.

He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement Now Fund.

He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by Invesco’s Global Asset

Allocation Team

5 Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Balanced-Risk Retirement 2020 Fund

For the year ended December 31, 2016, Class A shares of Invesco Balanced-Risk Retirement 2020 Fund (the Fund), at net asset value (NAV), outperformed the Custom Invesco Balanced-Risk Retirement 2020 Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/15 to 12/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	8.77%
Class AX Shares	8.77
Class B Shares	8.00
Class C Shares	8.01
Class CX Shares	7.89
Class R Shares	8.40
Class RX Shares	8.52
Class Y Shares	8.92
Class R5 Shares	9.00
Class R6 Shares	8.99
S&P 500 Index▼ (Broad Market Index)	11.96
Custom Invesco Balanced-Risk Allocation Broad Index⬛ (Style-Specific Index)	8.41
Custom Invesco Balanced-Risk Retirement 2020 Index⬛ (Style-Specific Index)	4.48
Lipper Mixed-Asset Target 2020 Funds Index◆ (Peer Group Index)	5.58

Source(s): ▼FactSet Research Systems Inc.; ⬛Invesco, FactSet Research Systems Inc.; ◆Lipper Inc.

Market conditions and your Fund

Invesco Balanced-Risk Retirement 2020 Fund invests in a combination of Invesco Balanced-Risk Allocation Fund (IBRA) and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy with the goal of achieving real return and capital preservation for investors in retirement. As a result of the Fund’s strategy to invest in IBRA and affiliated money market funds, the Fund’s performance can be attributed to the performance of these underlying funds and the allocation of the Fund’s assets between the underlying funds.

    During the year ended December 31, 2016, each of the asset classes in which IBRA invests provided positive contributions to Fund performance, and the Fund ended the reporting period in positive territory. IBRA invests in derivatives, such as swaps and futures, which are expected to correspond to the performance of US and international fixed income, equity and commodity markets. The strategic portion of IBRA’s investment process involves first selecting representative assets for each asset class from a universe of more than 50 assets. Next, IBRA seeks to construct the portfolio so that an approximately equal amount of risk comes from equity, fixed income and commodity allocations. IBRA then makes tactical adjustments to its portfolio on a monthly basis to try to take advantage of short-term market dynamics.

    IBRA’s exposure to commodities, obtained through the use of swaps, futures and commodity-linked notes, led results for the reporting period as all four commodity complexes in which the underlying fund invests – agriculture, precious metals, energy and industrial metals – posted positive results. At a complex level, agriculture was IBRA’s leading performer during the year due to gains in sugar, soybeans, soybean oil, soymeal, cotton and coffee. Generally speaking, a supply shortage due to inclement weather and reduced plantings was the primary catalyst for higher prices. Strategic positioning in precious metals was also favorable as gains in silver outpaced gold. Precious metals prices benefited from a combination of volatility in equity prices during the reporting period as well as the inability of central banks to implement interest rate increases. Tactical exposure to precious metals detracted from IBRA’s performance for the reporting period – although positive performance from strategic positioning was enough to outweigh losses from tactical positioning within the complex. The energy complex was the second-largest contributor to IBRA’s performance, after agriculture. Oil prices struggled with high levels of oversupply, but made strong gains after OPEC reached an agreement on production levels. Also, investor optimism soared following the surprising results of the US presidential election, producing strong equity and commodity market gains. Industrial metals prices contributed to IBRA’s results as both copper and aluminum prices rose. IBRA’s tactical exposure to industrial metals detracted from Fund results due to underweight exposure to aluminum.

    Performance across developed equity markets also contributed to IBRA’s

Portfolio Composition

Asset Class*	Risk Allocation	% of Total Net Assets as of 12/31/16**
Equities	49.04%	30.83%
Fixed Income	18.02	41.91
Commodities	31.01	22.05
Cash	1.93	25.63
Total	100.00	120.42

*	Based on the expected market exposure through investments in the underlying funds.
**	Due to the use of leverage, the percentages may not equal 100%.

Total Net Assets	$69.6 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2016.

Fund Nasdaq Symbols
Class A Shares	AFTAX
Class AX Shares	VRCAX
Class B Shares	AFTBX
Class C Shares	AFTCX
Class CX Shares	VRCCX
Class R Shares	ATFRX
Class RX Shares	VRCRX
Class Y Shares	AFTYX
Class R5 Shares	AFTSX
Class R6 Shares	VRCFX

6                         Invesco Balanced-Risk Retirement Funds

results as all six markets in which IBRA invests posted positive returns. Perhaps surprisingly, given the angst leading up to and after the Brexit vote – the UK referendum on whether to remain a part of, or leave, the European Union – UK equities led results in the asset class. Exposure to US small-cap equities and US large-cap equities also contributed to strong returns. European equities were pressured for most of the reporting period due to weak economic data and concerns over whether the exceptionally accommodative monetary policy of the European Central Bank was boosting growth and inflation. However, European equities rebounded at the end of the year and posted positive returns for the reporting period as a whole. IBRA’s tactical exposure to equities obtained through the use of swaps and futures helped boost the Fund’s returns owing to a combination of underweight exposure during the volatility of the first quarter of 2016 and overweight exposure when equities recovered in subsequent quarters.

    IBRA’s exposure to global government bonds, obtained through the use of swaps and futures, also provided positive returns for the Fund for the year. A combination of equity market volatility early in the reporting period, concerns over the fallout of the Brexit vote in early summer and generally tepid economic data throughout the reporting period created demand for perceived safe haven assets.1 Within the government bond asset class, UK gilts were the top performers on Brexit fears and the resulting accommodative policy response from central banks. German bunds also benefited from these events, although these events also drove their yields into negative territory. US Treasury prices rallied on market volatility early in the reporting period and “flight to safety” demand in the wake of the Brexit vote, but they surrendered some of those gains late in the reporting period when the US Federal Reserve raised interest rates in December and when forecasts of faster-than-expected future rate increases dampened demand. Despite negative interest rates, Japanese government bonds also posted modest gains for the reporting period. Exposure to Canadian government bonds was the sole detractor within the asset class as gains early in the year, resulting from the Canadian central bank cutting interest rates twice, weren’t enough to outweigh losses accrued toward the end of the year. IBRA’s tactical positioning in government bonds bolstered Fund results due to general overweight exposure to the asset class for the year.

    Please note that IBRA’s strategy is principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in Invesco Balanced-Risk Retirement 2020 Fund.

1	So-called “safe haven” assets do not imply risk-free investing.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2020 Fund.

He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2020 Fund.

He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2020 Fund.

He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2020 Fund.

He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2020 Fund.

He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by Invesco’s Global Asset

Allocation Team

7                         Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Balanced-Risk Retirement 2030 Fund

For the year ended December 31, 2016, Class A shares of Invesco Balanced-Risk Retirement 2030 Fund (the Fund), at net asset value (NAV), outperformed the Custom Invesco Balanced-Risk Retirement 2030 Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/15 to 12/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	12.09%
Class AX Shares	11.80
Class B Shares	11.32
Class C Shares	11.33
Class CX Shares	11.33
Class R Shares	11.85
Class RX Shares	11.72
Class Y Shares	12.35
Class R5 Shares	12.31
Class R6 Shares	12.31
S&P 500 Index▼ (Broad Market Index)	11.96
Custom Invesco Balanced-Risk Allocation Broad Index⬛ (Style-Specific Index)	8.41
Custom Invesco Balanced-Risk Retirement 2030 Index⬛ (Style-Specific Index)	5.88
Lipper Mixed-Asset Target 2030 Funds Index◆ (Peer Group Index)	7.04

Source(s): ▼FactSet Research Systems Inc.; ⬛Invesco, FactSet Research Systems Inc.; ◆Lipper Inc.

Market conditions and your Fund

Invesco Balanced-Risk Retirement 2030 Fund invests in a combination of Invesco Balanced-Risk Allocation Fund (IBRA), Invesco Balanced-Risk Aggressive Allocation Fund (IBRAA) and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy which transitions from an accumulation strategy to a real return strategy at the target retirement date. As a result of the Fund’s strategy to invest in IBRA, IBRAA and affiliated money market funds, the Fund’s performance can be attributed to the performance of these underlying funds and the allocation of the Fund’s assets among the underlying funds.

    During the year ended December 31, 2016, each of the asset classes in which

IBRA and IBRAA invests provided positive contributions to Fund performance, and the Fund ended the reporting period in positive territory. IBRA and IBRAA invest in derivatives, such as swaps and futures, which are expected to correspond to the performance of US and international fixed income, equity and commodity markets. The strategic portion of the investment process involves first selecting representative assets for each asset class from a universe of more than 50 assets. Next, IBRA and IBRAA seek to construct portfolios so that an approximately equal amount of risk comes from equity, fixed income and commodity allocations. IBRA and IBRAA then make tactical adjustments to their portfolios on a monthly basis to try to take advantage of short-term market dynamics.

    IBRA’s and IBRAA’s exposure to commodities, obtained through the use of swaps, futures and commodity-linked notes, led results for the reporting period as all four commodity complexes in which the underlying funds invest – agriculture, precious metals, energy and industrial metals – posted positive results. At a complex level, agriculture was IBRA’s and IBRAA’s leading performer during the year due to gains in sugar, soybeans, soybean oil, soymeal, cotton and coffee. Generally speaking, a supply shortage due to inclement weather and reduced plantings was the primary catalyst for higher prices. Strategic positioning in precious metals was also favorable as gains in silver outpaced gold. Precious metals prices benefited from a combination of volatility in equity prices during the reporting period as well as the inability of central banks to implement interest rate increases. Tactical exposure to precious metals detracted from IBRA’s and IBRAA’s performance for the reporting period – although positive performance from strategic positioning was enough to outweigh losses from tactical positioning within the complex. The energy complex was the second-largest contributor to IBRA’s and IBRAA’s performance, after agriculture. Oil prices struggled with high levels of oversupply, but made strong gains after OPEC reached an agreement on production levels. Also, investor optimism soared following the surprising results of the US presidential election, producing strong equity and commodity market gains. Industrial metals prices contributed to Fund results as both copper and aluminum prices rose. Tactical exposure to industrial metals detracted from Fund results due to underweight exposure to aluminum.

    Performance across developed equity markets also contributed to Fund results as all six markets in which IBRA and

Portfolio Composition

Asset Class*	Risk Allocation	% of Total Net Assets as of 12/31/16**
Equities	49.99%	43.54%
Fixed Income	18.38	59.19
Commodities	31.61	31.15
Cash	0.02	0.38
Total	100.00	134.26

*	Based on the expected market exposure through investments in the underlying funds.
**	Due to the use of leverage, the percentages may not equal 100%.

Total Net Assets	$80.0 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2016.

Fund Nasdaq Symbols
Class A Shares	TNAAX
Class AX Shares	VREAX
Class B Shares	TNABX
Class C Shares	TNACX
Class CX Shares	VRECX
Class R Shares	TNARX
Class RX Shares	VRERX
Class Y Shares	TNAYX
Class R5 Shares	TNAIX
Class R6 Shares	TNAFX

8                         Invesco Balanced-Risk Retirement Funds

IBRAA invest posted positive returns. Perhaps surprisingly, given the angst leading up to and after the Brexit vote – the UK referendum on whether to remain a part of, or leave, the European Union – UK equities led results in the asset class. Exposure to US small-cap equities and US large-cap equities also contributed to strong returns. European equities were pressured for most of the reporting period due to weak economic data and concerns over whether the exceptionally accommodative monetary policy of the European Central Bank was boosting growth and inflation. However, European equities rebounded at the end of the year and posted positive returns for the reporting period as a whole. Tactical exposure to equities within IBRA and IBRAA, obtained through the use of swaps and futures, helped boost the Fund’s returns owing to a combination of underweight exposure during the volatility of the first quarter of 2016 and overweight exposure when equities recovered in subsequent quarters.

IBRA’s and IBRAA’s exposure to global government bonds, obtained through the use of swaps and futures, also provided positive returns for the Fund for the year. A combination of equity market volatility early in the reporting period, concerns over the fallout of the Brexit vote in early summer and generally tepid economic data throughout the reporting period created demand for perceived safe haven assets.1 Within the government bond asset class, UK gilts were the top performers on Brexit fears and the resulting accommodative policy response from central banks. German bunds also benefited from these events, although these events also drove their yields into negative territory. US Treasury prices rallied on market volatility early in the reporting period and “flight to safety” demand in the wake of the Brexit vote, but they surrendered some of those gains late in the reporting period when the US Federal Reserve raised interest rates in December and when forecasts of faster-than-expected future rate increases dampened demand. Despite negative interest rates, Japanese government bonds also posted modest gains for the reporting period. Exposure to Canadian government bonds was the sole detractor within the asset class as gains early in the year, resulting from the Canadian central bank cutting interest rates twice, weren’t enough to outweigh losses accrued toward the end of the year. IBRA’s and IBRAA’s tactical positioning in government bonds bolstered Fund results due to general overweight exposure to the asset class for the year.

Please note that IBRA’s and IBRAA’s strategy is principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

Thank you for your continued investment in Invesco Balanced-Risk Retirement 2030 Fund.

1	So-called “safe haven” assets do not imply risk-free investing.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2030 Fund. He joined

Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2030 Fund. He joined

Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2030 Fund. He joined

Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2030 Fund. He joined

Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2030 Fund. He joined

Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by Invesco’s Global Asset

Allocation Team

9                         Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Balanced-Risk Retirement 2040 Fund

For the year ended December 31, 2016, Class A shares of Invesco Balanced-Risk Retirement 2040 Fund (the Fund), at net asset value (NAV), outperformed the Custom Invesco Balanced-Risk Retirement 2040 Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/15 to 12/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	14.07%
Class AX Shares	14.09
Class B Shares	13.52
Class C Shares	13.54
Class CX Shares	13.56
Class R Shares	14.00
Class RX Shares	13.68
Class Y Shares	14.47
Class R5 Shares	14.29
Class R6 Shares	14.45
S&P 500 Index▼ (Broad Market Index)	11.96
Custom Invesco Balanced-Risk Allocation Broad Index⬛ (Style-Specific Index)	8.41
Custom Invesco Balanced-Risk Retirement 2040 Index⬛ (Style-Specific Index)	6.11
Lipper Mixed-Asset Target 2040 Funds Index◆ (Peer Group Index)	7.49

Source(s): ▼FactSet Research Systems Inc.; ⬛Invesco, FactSet Research Systems Inc.; ◆Lipper Inc.

Market conditions and your Fund

Invesco Balanced-Risk Retirement 2040 Fund invests in a combination of Invesco Balanced-Risk Allocation Fund (IBRA), Invesco Balanced-Risk Aggressive Allocation Fund (IBRAA) and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy which transitions from an accumulation strategy to a real return strategy at the target retirement date. As a result of the Fund’s strategy to invest in IBRA, IBRAA and affiliated money market funds, the Fund’s performance can be attributed to the performance of these underlying funds and the allocation of the Fund’s assets among the underlying funds.

    During the year ended December 31, 2016, each of the asset classes in which

IBRA and IBRAA invests provided positive contributions to Fund performance, and the Fund ended the reporting period in positive territory. IBRA and IBRAA invest in derivatives, such as swaps and futures, which are expected to correspond to the performance of US and international fixed income, equity and commodity markets. The strategic portion of the investment process involves first selecting representative assets for each asset class from a universe of more than 50 assets. Next, IBRA and IBRAA seek to construct portfolios so that an approximately equal amount of risk comes from equity, fixed income and commodity allocations. IBRA and IBRAA then make tactical adjustments to their portfolios on a monthly basis to try to take advantage of short-term market dynamics.

    IBRA’s and IBRAA’s exposure to commodities, obtained through the use of swaps, futures and commodity-linked notes, led results for the reporting period as all four commodity complexes in which the underlying funds invest – agriculture, precious metals, energy and industrial metals – posted positive results. At a complex level, agriculture was IBRA’s and IBRAA’s leading performer during the year due to gains in sugar, soybeans, soybean oil, soymeal, cotton and coffee. Generally speaking, a supply shortage due to inclement weather and reduced plantings was the primary catalyst for higher prices. Strategic positioning in precious metals was also favorable as gains in silver outpaced gold. Precious metals prices benefited from a combination of volatility in equity prices during the reporting period as well as the inability of central banks to implement interest rate increases. Tactical exposure to precious metals detracted from IBRA’s and IBRAA’s performance for the reporting period – although positive performance from strategic positioning was enough to outweigh losses from tactical positioning within the complex. The energy complex was the second-largest contributor to IBRA’s and IBRAA’s performance, after agriculture. Oil prices struggled with high levels of oversupply, but made strong gains after OPEC reached an agreement on production levels. Also, investor optimism soared following the surprising results of the US presidential election, producing strong equity and commodity market gains. Industrial metals prices contributed to Fund results as both copper and aluminum prices rose. Tactical exposure to industrial metals detracted from Fund results due to underweight exposure to aluminum.

    Performance across developed equity markets also contributed to Fund results as all six markets in which IBRA and

Portfolio Composition

Asset Class*	Risk Allocation	% of Total Net Assets as of 12/31/16**
Equities	49.98%	50.28%
Fixed Income	18.37	68.36
Commodities	31.61	35.97
Cash	0.04	0.83
Total	100.00	155.44

*	Based on the expected market exposure through investments in the underlying funds.
**	Due to the use of leverage, the percentages may not equal 100%.

Total Net Assets	$51.5 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2016.

Fund Nasdaq Symbols
Class A Shares	TNDAX
Class AX Shares	VRGAX
Class B Shares	TNDBX
Class C Shares	TNDCX
Class CX Shares	VRGCX
Class R Shares	TNDRX
Class RX Shares	VRGRX
Class Y Shares	TNDYX
Class R5 Shares	TNDIX
Class R6 Shares	TNDFX

10                         Invesco Balanced-Risk Retirement Funds

IBRAA invest posted positive returns. Perhaps surprisingly, given the angst leading up to and after the Brexit vote – the UK referendum on whether to remain a part of, or leave, the European Union – UK equities led results in the asset class. Exposure to US small-cap equities and US large-cap equities also contributed to strong returns. European equities were pressured for most of the reporting period due to weak economic data and concerns over whether the exceptionally accommodative monetary policy of the European Central Bank was boosting growth and inflation. However, European equities rebounded at the end of the year and posted positive returns for the reporting period as a whole. Tactical exposure to equities within IBRA and IBRAA, obtained through the use of swaps and futures, helped boost the Fund’s returns owing to a combination of underweight exposure during the volatility of the first quarter of 2016 and overweight exposure when equities recovered in subsequent quarters.

    IBRA’s and IBRAA’s exposure to global government bonds, obtained through the use of swaps and futures, also provided positive returns for the Fund for the year. A combination of equity market volatility early in the reporting period, concerns over the fallout of the Brexit vote in early summer and generally tepid economic data throughout the reporting period created demand for perceived safe haven assets.1 Within the government bond asset class, UK gilts were the top performers on Brexit fears and the resulting accommodative policy response from central banks. German bunds also benefited from these events, although these events also drove their yields into negative territory. US Treasury prices rallied on market volatility early in the reporting period and “flight to safety” demand in the wake of the Brexit vote, but they surrendered some of those gains late in the reporting period when the US Federal Reserve raised interest rates in December and when forecasts of faster-than-expected future rate increases dampened demand. Despite negative interest rates, Japanese government bonds also posted modest gains for the reporting period. Exposure to Canadian government bonds was the sole detractor within the asset class as gains early in the year, resulting from the Canadian central bank cutting interest rates twice, weren’t enough to outweigh losses accrued toward the end of the year. IBRA’s and IBRAA’s tactical positioning in government bonds bolstered Fund results due to general overweight exposure to the asset class for the year.

    Please note that IBRA’s and IBRAA’s strategy is principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in Invesco Balanced-Risk Retirement 2040 Fund.

1	So-called “safe haven” assets do not imply risk-free investing.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2040 Fund. He joined
Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2040 Fund. He joined
Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2040 Fund. He joined
Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2040 Fund. He joined
Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2040 Fund. He joined
Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by Invesco’s Global Asset

Allocation Team

11 Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Balanced-Risk Retirement 2050 Fund

For the year ended December 31, 2016, Class A shares of Invesco Balanced-Risk Retirement 2050 Fund (the Fund), at net asset value (NAV), outperformed the Custom Invesco Balanced-Risk Retirement 2050 Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/15 to 12/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	16.00%
Class AX Shares	15.82
Class B Shares	15.26
Class C Shares	15.38
Class CX Shares	15.23
Class R Shares	15.80
Class RX Shares	15.63
Class Y Shares	16.06
Class R5 Shares	16.21
Class R6 Shares	16.18
S&P 500 Index▼ (Broad Market Index)	11.96
Custom Invesco Balanced-Risk Allocation Broad Index⬛ (Style-Specific Index)	8.41
Custom Invesco Balanced-Risk Retirement 2050 Index⬛ (Style-Specific Index)	6.34
Lipper Mixed-Asset Target 2050 Funds Index◆ (Peer Group Index)	7.87

Source(s): ▼FactSet Research Systems Inc.; ⬛Invesco, FactSet Research Systems Inc.; ◆Lipper Inc.

Market conditions and your Fund

Invesco Balanced-Risk Retirement 2050 Fund invests in a combination of Invesco Balanced-Risk Allocation Fund (IBRA), Invesco Balanced-Risk Aggressive Allocation Fund (IBRAA) and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy which transitions from an accumulation strategy to a real return strategy at the target retirement date. As a result of the Fund’s strategy to invest in IBRA, IBRAA and affiliated money market funds, the Fund’s performance can be attributed to the performance of these underlying funds and the allocation of the Fund’s assets among the underlying funds.

    During the year ended December 31, 2016, each of the asset classes in which

IBRA and IBRAA invests provided positive contributions to Fund performance, and the Fund ended the reporting period in positive territory. IBRA and IBRAA invest in derivatives, such as swaps and futures, which are expected to correspond to the performance of US and international fixed income, equity and commodity markets. The strategic portion of the investment process involves first selecting representative assets for each asset class from a universe of more than 50 assets. Next, IBRA and IBRAA seek to construct portfolios so that an approximately equal amount of risk comes from equity, fixed income and commodity allocations. IBRA and IBRAA then make tactical adjustments to their portfolios on a monthly basis to try to take advantage of short-term market dynamics.

    IBRA’s and IBRAA’s exposure to commodities, obtained through the use of swaps, futures and commodity-linked notes, led results for the reporting period as all four commodity complexes in which the underlying funds invest – agriculture, precious metals, energy and industrial metals – posted positive results. At a complex level, agriculture was IBRA’s and IBRAA’s leading performer during the year due to gains in sugar, soybeans, soybean oil, soymeal, cotton and coffee. Generally speaking, a supply shortage due to inclement weather and reduced plantings was the primary catalyst for higher prices. Strategic positioning in precious metals was also favorable as gains in silver outpaced gold. Precious metals prices benefited from a combination of volatility in equity prices during the reporting period as well as the inability of central banks to implement interest rate increases. Tactical exposure to precious metals detracted from IBRA’s and IBRAA’s performance for the reporting period – although positive performance from strategic positioning was enough to outweigh losses from tactical positioning within the complex. The energy complex was the second-largest contributor to IBRA’s and IBRAA’s performance, after agriculture. Oil prices struggled with high levels of oversupply, but made strong gains after OPEC reached an agreement on production levels. Also, investor optimism soared following the surprising results of the US presidential election, producing strong equity and commodity market gains. Industrial metals prices contributed to Fund results as both copper and aluminum prices rose. Tactical exposure to industrial metals detracted from Fund results due to underweight exposure to aluminum.

    Performance across developed equity markets also contributed to Fund results as all six markets in which IBRA and

Portfolio Composition

Asset Class*	Risk Allocation	% of Total Net Assets as of 12/31/16**
Equities	49.96%	56.60%
Fixed Income	18.36	76.95
Commodities	31.59	40.50
Cash	0.09	2.13
Total	100.00	176.18

*	Based on the expected market exposure through investments in the underlying funds.
**	Due to the use of leverage, the percentages may not equal 100%.

Total Net Assets	$33.7 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2016.

Fund Nasdaq Symbols
Class A Shares	TNEAX
Class AX Shares	VRIAX
Class B Shares	TNEBX
Class C Shares	TNECX
Class CX Shares	VRICX
Class R Shares	TNERX
Class RX Shares	VRIRX
Class Y Shares	TNEYX
Class R5 Shares	TNEIX
Class R6 Shares	TNEFX

12                         Invesco Balanced-Risk Retirement Funds

IBRAA invest posted positive returns. Perhaps surprisingly, given the angst leading up to and after the Brexit vote – the UK referendum on whether to remain a part of, or leave, the European Union – UK equities led results in the asset class. Exposure to US small-cap equities and US large-cap equities also contributed to strong returns. European equities were pressured for most of the reporting period due to weak economic data and concerns over whether the exceptionally accommodative monetary policy of the European Central Bank was boosting growth and inflation. However, European equities rebounded at the end of the year and posted positive returns for the reporting period as a whole. Tactical exposure to equities within IBRA and IBRAA, obtained through the use of swaps and futures, helped boost the Fund’s returns owing to a combination of underweight exposure during the volatility of the first quarter of 2016 and overweight exposure when equities recovered in subsequent quarters.

    IBRA’s and IBRAA’s exposure to global government bonds, obtained through the use of swaps and futures, also provided positive returns for the Fund for the year. A combination of equity market volatility early in the reporting period, concerns over the fallout of the Brexit vote in early summer and generally tepid economic data throughout the reporting period created demand for perceived safe haven assets.1 Within the government bond asset class, UK gilts were the top performers on Brexit fears and the resulting accommodative policy response from central banks. German bunds also benefited from these events, although these events also drove their yields into negative territory. US Treasury prices rallied on market volatility early in the reporting period and “flight to safety” demand in the wake of the Brexit vote, but they surrendered some of those gains late in the reporting period when the US Federal Reserve raised interest rates in December and when forecasts of faster-than-expected future rate increases dampened demand. Despite negative interest rates, Japanese government bonds also posted modest gains for the reporting period. Exposure to Canadian government bonds was the sole detractor within the asset class as gains early in the year, resulting from the Canadian central bank cutting interest rates twice, weren’t enough to outweigh losses accrued toward the end of the year. IBRA’s and IBRAA’s tactical positioning in government bonds bolstered Fund results due to general overweight exposure to the asset class for the year.

    Please note that IBRA’s and IBRAA’s strategy is principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in Invesco Balanced-Risk Retirement 2050 Fund.

1	So-called “safe haven” assets do not imply risk-free investing.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2050 Fund. He joined
Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2050 Fund. He joined
Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2050 Fund. He joined
Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2050 Fund. He joined
Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2050 Fund. He joined
Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by Invesco’s Global Asset Allocation Team

13 Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement Now Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 1/31/07

1	Source: FactSet Research Systems Inc.
2	Source(s): Invesco, FactSet Research Systems Inc.
3	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.

Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

14 Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns As of 12/31/16, including maximum applicable sales charges
Class A Shares
Inception (1/31/07)	2.03%
5 Years	1.75
1 Year	0.89
Class AX Shares
Inception	2.02%
5 Years	1.75
1 Year	0.89
Class B Shares
Inception (1/31/07)	1.98%
5 Years	1.82
1 Year	1.03
Class C Shares
Inception (1/31/07)	1.86%
5 Years	2.16
1 Year	5.16
Class CX Shares
Inception	1.84%
5 Years	2.16
1 Year	5.03
Class R Shares
Inception (1/31/07)	2.34%
5 Years	2.62
1 Year	6.37
Class RX Shares
Inception	2.33%
5 Years	2.63
1 Year	6.38
Class Y Shares
Inception	2.80%
5 Years	3.12
1 Year	6.85
Class R5 Shares
Inception (1/31/07)	2.85%
5 Years	3.12
1 Year	6.85
Class R6 Shares
Inception	2.70%
5 Years	3.09
1 Year	6.85

Class AX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class CX and Class RX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class CX and Class RX shares.

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 0.81%, 0.81%, 1.56%, 1.56%, 1.56%, 1.06%, 1.06%, 0.56%, 0.56% and 0.56%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.67%, 1.67%, 2.42%, 2.42%, 2.42%, 1.92%, 1.92%, 1.42%, 1.33% and 1.25%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A and Class AX share performance reflects the maximum 5.50% sales charge, and Class B, Class C and Class CX share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C and Class CX shares is 1% for the first year after purchase. Class R, Class RX, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.56% for Invesco Balanced-Risk Retirement Now Fund.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2018. See current prospectus for more information.

15 Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2020 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 1/31/07

1	Source: FactSet Research Systems Inc.
2	Source(s): Invesco, FactSet Research Systems Inc.
3	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.

Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

16                         Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns As of 12/31/16, including maximum applicable sales charges
Class A Shares
Inception (1/31/07)	2.78%
5 Years	3.04
1 Year	2.79
Class AX Shares
Inception	2.78%
5 Years	3.04
1 Year	2.79
Class B Shares
Inception (1/31/07)	2.73%
5 Years	3.08
1 Year	3.00
Class C Shares
Inception (1/31/07)	2.58%
5 Years	3.45
1 Year	7.01
Class CX Shares
Inception	2.59%
5 Years	3.43
1 Year	6.89
Class R Shares
Inception (1/31/07)	3.10%
5 Years	3.94
1 Year	8.40
Class RX Shares
Inception	3.11%
5 Years	3.96
1 Year	8.52
Class Y Shares
Inception	3.56%
5 Years	4.44
1 Year	8.92
Class R5 Shares
Inception (1/31/07)	3.62%
5 Years	4.46
1 Year	9.00
Class R6 Shares
Inception	3.48%
5 Years	4.45
1 Year	8.99

Class AX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class CX and Class RX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class CX and Class RX shares.

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 0.95%, 0.95%, 1.70%, 1.70%, 1.70%, 1.20%, 1.20%, 0.70%, 0.70% and 0.70%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.39%, 1.39%, 2.14%, 2.14%, 2.14%, 1.64%, 1.64%, 1.14%, 1.04% and 0.94%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A and Class AX share performance reflects the maximum 5.50% sales charge, and Class B, Class C and Class CX share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C and Class CX shares is 1% for the first year after purchase. Class R, Class RX, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.70% for Invesco Balanced-Risk Retirement 2020 Fund.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2018. See current prospectus for more information.

17 Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2030 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 1/31/07

1	Source: FactSet Research Systems Inc.
2	Source(s): Invesco, FactSet Research Systems Inc.
3	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.

Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

18 Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns As of 12/31/16, including maximum applicable sales charges
Class A Shares
Inception (1/31/07)	2.62%
5 Years	3.86
1 Year	5.88
Class AX Shares
Inception	2.61%
5 Years	3.85
1 Year	5.62
Class B Shares
Inception (1/31/07)	2.58%
5 Years	3.95
1 Year	6.32
Class C Shares
Inception (1/31/07)	2.44%
5 Years	4.30
1 Year	10.33
Class CX Shares
Inception	2.45%
5 Years	4.30
1 Year	10.33
Class R Shares
Inception (1/31/07)	2.94%
5 Years	4.80
1 Year	11.85
Class RX Shares
Inception	2.95%
5 Years	4.78
1 Year	11.72
Class Y Shares
Inception	3.42%
5 Years	5.32
1 Year	12.35
Class R5 Shares
Inception (1/31/07)	3.46%
5 Years	5.31
1 Year	12.31
Class R6 Shares
Inception	3.31%
5 Years	5.27
1 Year	12.31

Class AX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class CX and Class RX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class CX and Class RX shares.

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.09%, 1.09%, 1.84%, 1.84%, 1.84%, 1.34%, 1.34%, 0.84%, 0.84% and 0.84%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.53%, 1.53%, 2.28%, 2.28%, 2.28%, 1.78%, 1.78%, 1.28%, 1.16% and 1.07%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A and Class AX share performance reflects the maximum 5.50% sales charge, and Class B, Class C and Class CX share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C and Class CX shares is 1% for the first year after purchase. Class R, Class RX, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.84% for Invesco Balanced-Risk Retirement 2030 Fund.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2018. See current prospectus for more information.

19 Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2040 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 1/31/07

1	Source: FactSet Research Systems Inc.
2	Source(s): Invesco, FactSet Research Systems Inc.
3	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.

Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

20 Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns As of 12/31/16, including maximum applicable sales charges
Class A Shares
Inception (1/31/07)	2.50%
5 Years	4.26
1 Year	7.83
Class AX Shares
Inception	2.49%
5 Years	4.26
1 Year	7.84
Class B Shares
Inception (1/31/07)	2.47%
5 Years	4.44
1 Year	8.52
Class C Shares
Inception (1/31/07)	2.34%
5 Years	4.74
1 Year	12.54
Class CX Shares
Inception	2.34%
5 Years	4.72
1 Year	12.56
Class R Shares
Inception (1/31/07)	2.84%
5 Years	5.24
1 Year	14.00
Class RX Shares
Inception	2.83%
5 Years	5.18
1 Year	13.68
Class Y Shares
Inception	3.30%
5 Years	5.73
1 Year	14.47
Class R5 Shares
Inception (1/31/07)	3.33%
5 Years	5.72
1 Year	14.29
Class R6 Shares
Inception	3.21%
5 Years	5.70
1 Year	14.45

Class AX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class CX and Class RX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class CX and Class RX shares.

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.13%, 1.13%, 1.88%, 1.88%, 1.88%, 1.38%, 1.38%, 0.88%, 0.88% and 0.88%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.73%, 1.73%, 2.48%, 2.48%, 2.48%, 1.98%, 1.98%, 1.48%, 1.30% and 1.21%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A and Class AX share performance reflects the maximum 5.50% sales charge, and Class B, Class C and Class CX share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C and Class CX shares is 1% for the first year after purchase. Class R, Class RX, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.88% for Invesco Balanced-Risk Retirement 2040 Fund.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2018. See current prospectus for more information.

21 Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2050 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 1/31/07

1	Source: FactSet Research Systems Inc.
2	Source(s): Invesco, FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

The Lipper Mixed-Asset Target 2050 Funds Index is not shown on the chart as the index does not have sufficient performance history.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

22 Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns As of 12/31/16, including maximum applicable sales charges
Class A Shares
Inception (1/31/07)	2.45%
5 Years	4.67
1 Year	9.62
Class AX Shares
Inception	2.43%
5 Years	4.66
1 Year	9.46
Class B Shares
Inception (1/31/07)	2.40%
5 Years	4.84
1 Year	10.26
Class C Shares
Inception (1/31/07)	2.29%
5 Years	5.11
1 Year	14.38
Class CX Shares
Inception	2.27%
5 Years	5.12
1 Year	14.23
Class R Shares
Inception (1/31/07)	2.78%
5 Years	5.61
1 Year	15.80
Class RX Shares
Inception	2.77%
5 Years	5.61
1 Year	15.63
Class Y Shares
Inception	3.23%
5 Years	6.11
1 Year	16.06
Class R5 Shares
Inception (1/31/07)	3.27%
5 Years	6.13
1 Year	16.21
Class R6 Shares
Inception	3.14%
5 Years	6.08
1 Year	16.18

Class AX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class CX and Class RX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class CX and Class RX shares.
Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.17%, 1.17%, 1.92%, 1.92%, 1.92%, 1.42%, 1.42%, 0.92%, 0.92% and 0.92%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 2.23%, 2.23%, 2.98%, 2.98%, 2.98%, 2.48%, 2.48%, 1.98%, 1.69% and 1.61%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A and Class AX share performance reflects the maximum 5.50% sales charge, and Class B, Class C and Class CX share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C and Class CX shares is 1% for the first year after purchase. Class R, Class RX, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.92% for Invesco Balanced-Risk Retirement 2050 Fund.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2018. See current prospectus for more information.

23 Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement Now Fund’s investment objective is to provide real return and, as a secondary objective, capital preservation.

Invesco Balanced-Risk Retirement 2020 Fund’s, Invesco Balanced-Risk Retirement 2030 Fund’s, Invesco Balanced-Risk Retirement 2040 Fund’s and Invesco Balanced-Risk Retirement 2050 Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices, and as a secondary objective, capital preservation.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2016, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class AX shares, Class CX shares, Class RX shares and Class Y shares are available only to certain investors. On September 24, 2012, Class A5 shares, Class C5 shares and Class R5 shares were renamed Class AX shares, Class CX shares and Class RX shares, respectively. Please see the prospectus for more information.
∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class R shares are generally available only to employee benefit plans. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are primarily intended for retirement plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in Invesco Balanced-Risk Retirement Now Fund, Invesco Balanced-Risk Retirement 2020 Fund and the underlying funds are:

∎	Allocation risk. The Fund’s investment performance depends, in part, on how its assets are allocated among the underlying funds or asset classes. The Adviser’s evaluations and assumptions regarding the asset classes or the underlying funds in which the Fund invests may be incorrect, causing the Fund to be invested (or not invested) in one or more asset classes or underlying funds at an inopportune time, which could negatively affect the Fund’s performance.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the

Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of an underlying fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and an underlying fund’s transaction costs.

∎	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of an underlying fund from certain commodity-linked derivatives was treated as non-qualifying income, an underlying fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of an underlying fund’s use of commodity-linked notes or a wholly-owned subsidiary (which guidance might be applied to the underlying fund retroactively), it could, among other consequences, limit the underlying fund’s ability to pursue its investment strategy.
∎	Commodity-linked notes risk. In addition to risks associated with the underlying commodities, investments in commodity-linked notes may be subject to additional risks, such as non-payment of interest and loss of principal, counterparty risk, lack of a secondary market and risk of greater volatility than traditional equity and debt securities. The value of the commodity-linked notes an underlying fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, certain commodity-linked notes employ “economic” leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and an underlying fund to the extent it invests in such notes.

∎	Commodity risk. An underlying fund may have investment exposure to the commodities markets and/or a particular sector of the commodities markets, which may subject an underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. Volatility in the commodities markets may be caused by changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds, and factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, or supply and demand disruptions. Because an underlying fund’s performance may be linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of an underlying fund’s shares.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

24 Invesco Balanced-Risk Retirement Funds

∎	Correlation risk. Because an underlying fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, across different countries and investments, to the extent either the asset classes or the selected countries and investments become correlated in a way not anticipated an underlying fund’s adviser, an underlying fund’s risk allocation process may result in magnified risks and loss instead of balancing (reducing) the risk of loss.
∎	Debt securities risk. The prices of debt securities held by an underlying fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause an underlying fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce an underlying fund’s distributable income because interest payments on floating rate debt instruments held by an underlying fund will decline. An underlying fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the underlying fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the underlying fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the underlying fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the underlying fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the underlying fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the underlying fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for certain underlying funds than most other mutual funds because certain underlying funds will implement their investment strategy primarily through derivative instruments rather than direct investments in stocks/bonds.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Exchange-traded funds risk. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted by the listing exchange; (4) a passively-managed exchange-traded fund may not track the performance of the reference asset; and (5) a passively managed exchange-traded fund may hold troubled securities. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund or an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange-traded funds in which the Fund or an underlying fund may invest are leveraged, which may result in economic leverage, permitting the Fund or an underlying fund to gain exposure that is greater than would be the case in an unlevered instrument, and potentially resulting in greater volatility.

∎	Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, counterparty risk, and the risk that the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets. An underlying fund will bear its proportionate share of any fees and expenses borne by an exchange-traded note in which it invests. For certain exchange-traded notes, there may be restrictions on an underlying fund’s right to redeem its investment in an exchange-traded note, which is meant to be held until maturity.
∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and an underlying fund may have limited recourse in the event of a default against the defaulting government.

continued on page 26

25                         Invesco Balanced-Risk Retirement Funds

continued from page 25

Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.

∎	Foreign securities risk. An underlying fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which an underlying fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless an underlying fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an underlying fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Fund of funds risk. The Fund’s performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund include the risks associated with investments in the underlying funds. The Fund will indirectly pay a proportional share of the fees and expenses of the underlying funds in which it invests. There are risks that the Fund will vary from its target weightings (if any) in the underlying funds, that the underlying funds will not achieve their investment objectives, that the underlying funds’ performance may be lower than their represented asset classes, and that the Fund may withdraw its investments in an underlying fund at a disadvantageous time.
∎	Management risk. An underlying fund is actively managed and depends heavily on an underlying fund’s adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for an underlying fund’s portfolio. An underlying fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of an underlying fund and, therefore, the ability of the underlying fund to achieve its investment objective.
∎	Market risk. The market values of an underlying fund’s investments, and therefore the value of an underlying fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by an underlying fund will rise in value.
∎	Money market fund risk. Although an underlying money market fund seeks to preserve the value of the Fund’s investment at $1.00 per share, the Fund may lose money by investing in an underlying money market fund. The share price of money market funds can fall below the $1.00 share price. An underlying money market fund’s sponsor has no legal obligation to provide financial support to an underlying money market fund, and you should not rely on or expect that the sponsor will enter into support agreements or take other actions to provide financial support to an underlying money market fund or maintain to an underlying money market fund’s $1.00 share price at any time. The credit quality of to an underlying money market fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on an underlying money market fund’s share price. An underlying money market fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets, and/or significant market volatility. Furthermore, amendments to money market fund regulations could impact an underlying money market fund’s operations and possibly negatively impact its return. While an underlying money market fund’s Board may elect to impose a fee upon the sale of the Fund’s shares or temporarily suspend the Fund’s ability to sell shares in the future if an underlying money market fund’s liquidity falls below required minimums because of market conditions or other factors, an underlying money market fund’s Board has not elected to do so at this time. Should an underlying money market fund’s Board elect to do so, such change would only become effective after shareholders were provided with specific advance notice of the change in an underlying money market fund’s policy and provided with the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.

∎	Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
∎	Repurchase agreement risk. If the seller of a repurchase agreement defaults or otherwise does not fulfill its obligations, an underlying fund may incur delays and losses arising from selling the underlying securities, enforcing its rights, or declining collateral value.
∎	Short position risk. Because an underlying fund’s potential loss on a short position arises from increases in the value of the asset sold short, the underlying fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent an underlying fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, an underlying fund’s short positions will cause the underlying fund to underperform the overall market and its peers that do not engage in shorting. If an underlying fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the underlying fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of an underlying fund’s returns.
∎	Subsidiary risk. By investing in the Subsidiary, an underlying fund is indirectly

26                         Invesco Balanced-Risk Retirement Funds

exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in this prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which an underlying fund and the Subsidiary, respectively, are organized, could result in the inability of an underlying fund and/or the Subsidiary to operate as described in this prospectus and the SAI, and could negatively affect an underlying fund and its shareholders.

∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect an underlying fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	Volatility risk. Although an underlying fund’s investment strategy targets a specific volatility level, certain of an underlying fund’s investments may appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
∎	Yield risk. An underlying fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities. When interest rates are very low, an underlying fund’s expenses could absorb all or a portion of an underlying fund’s income and yield. Additionally, inflation may outpace and diminish investment returns over time.

Principal risks of investing in Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund, Invesco Balanced-Risk Retirement 2050 Fund and the underlying funds are:

∎	Allocation risk. The Fund’s investment performance depends, in part, on how its assets are allocated among the underlying funds or asset classes. The Adviser’s evaluations and assumptions regarding the asset classes or the underlying funds in which the Fund invests may be incorrect, causing the
Fund to be invested (or not invested) in one or more asset classes or underlying funds at an inopportune time, which could negatively affect the Fund’s performance.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of an underlying fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and an underlying fund’s transaction costs.
∎	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of an underlying fund from certain commodity-linked derivatives was treated as non-qualifying income, an underlying fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of an underlying fund’s use of commodity-linked notes or a wholly-owned subsidiary (which guidance might be applied to the underlying fund retroactively), it could, among other consequences, limit the underlying fund’s ability to pursue its investment strategy.
∎	Commodity-linked notes risk. In addition to risks associated with the underlying commodities, investments in commodity-linked notes may be subject to additional risks, such as non-payment of interest and loss of principal, counterparty risk, lack of a secondary market and risk of greater volatility than traditional equity and debt securities. The value of the commodity-linked notes an underlying fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, certain commodity-linked notes employ “economic” leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and an underlying fund to the extent it invests in such notes.

∎	Commodity risk. An underlying fund may have investment exposure to the commodities markets and/or a particular sector of the commodities markets, which may subject an underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. Volatility in the commodities markets may be caused by changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds, and factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, or supply and demand disruptions. Because an underlying fund’s performance may be linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of an underlying fund’s shares.
∎	Correlation risk. Because an underlying fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, across different countries and investments, to the extent either the asset classes or the selected countries and investments become correlated in a way not anticipated an underlying fund’s adviser, an underlying fund’s risk allocation process may result in magnified risks and loss instead of balancing (reducing) the risk of loss.
∎	Debt securities risk. The prices of debt securities held by an underlying fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in

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27                         Invesco Balanced-Risk Retirement Funds

continued from page 27

prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause an underlying fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce an underlying fund’s distributable income because interest payments on floating rate debt instruments held by an underlying fund will decline. An underlying fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks.

Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the underlying fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the underlying fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the underlying fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the underlying fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the underlying fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the underlying fund’s ability to use certain derivatives or their cost. The SEC has proposed new regulations related to the use of derivatives and related instruments by registered investment companies. If adopted as proposed, these regulations would limit an underlying fund’s ability to engage in derivatives transactions and may result in increased costs or require an underlying fund to modify its investment strategies or to liquidate. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for certain underlying funds than most other mutual funds because certain underlying funds will implement their investment strategy primarily through derivative instruments rather than direct investments in stocks/bonds.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Exchange-traded funds risk. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted by the listing exchange; (4) a passively-managed exchange-traded fund may not track the performance of the reference asset; and (5) a passively managed exchange-traded fund may hold troubled securities. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund or an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange-traded funds in which the Fund or an underlying fund may invest are leveraged, which may result in economic leverage, permitting the Fund or an underlying fund to gain exposure that is greater than would be the case in an unlevered instrument, and potentially resulting in greater volatility.

∎	Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, counterparty risk, and the risk that the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets. An underlying fund will bear its proportionate share of any fees and expenses borne by an exchange-traded note in which it invests. For certain exchange-traded notes, there may be restrictions on an underlying fund’s right to redeem its investment in an exchange-traded note, which is meant to be held until maturity.
∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and an underlying fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental

28                         Invesco Balanced-Risk Retirement Funds

debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.

∎	Foreign securities risk. An underlying fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which an underlying fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless an underlying fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an underlying fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Fund of funds risk. The Fund’s performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund include the risks associated with investments in the underlying funds. The Fund will indirectly pay a proportional share of the fees and expenses of the underlying funds in which it invests. There are risks that the Fund will vary from its target weightings (if any) in the underlying funds, that the underlying funds will not achieve their investment objectives, that the underlying funds’ performance may be lower than their represented asset classes, and that the Fund may withdraw its investments in an underlying fund at a disadvantageous time.
∎	Management risk. An underlying fund is actively managed and depends heavily on an underlying fund’s adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for an underlying fund’s portfolio. An underlying fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of an underlying fund and, therefore, the ability of the underlying fund to achieve its investment objective.
∎	Market risk. The market values of an underlying fund’s investments, and therefore the value of an underlying fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by an underlying fund will rise in value.
∎	Money market fund risk. Although an underlying money market fund seeks to preserve the value of the Fund’s investment at $1.00 per share, the Fund may lose money by investing in an underlying money market fund. The share price of money market funds can fall below the $1.00 share price. An underlying money market fund’s sponsor has no legal obligation to provide financial support to an underlying money market fund, and you should not rely on or expect that the sponsor will enter into support agreements or take other actions to provide financial support to an underlying money market fund or maintain to an underlying money market fund’s $1.00 share price at any time. The credit quality of to an underlying money market fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on an underlying money market fund’s share price. An underlying money market fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets, and/or significant market volatility. Furthermore, amendments to money market fund regulations could impact an underlying money market fund’s operations and possibly negatively impact its return. While an underlying money market fund’s Board may elect to impose a fee upon the sale of the Fund’s shares or temporarily suspend the Fund’s ability to sell shares in the future if an underlying money market fund’s liquidity falls below required minimums because of market conditions or other factors, an underlying money market fund’s Board has not elected to do so at this time. Should an underlying money market fund’s Board elect to do so, such change would only become effective after shareholders were provided with specific advance notice of the change in an underlying money market fund’s policy and provided with the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.

∎	Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
∎	Repurchase agreement risk. If the seller of a repurchase agreement defaults or otherwise does not fulfill its obligations, an underlying fund may incur delays and losses arising from selling the underlying securities, enforcing its rights, or declining collateral value.
∎	Short position risk. Because an underlying fund’s potential loss on a short position arises from increases in the value of the asset sold short, the underlying fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent an underlying fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, an underlying fund’s short positions will cause the underlying fund to underperform the overall market and its peers that do not engage in shorting. If an underlying fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the underlying fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of an underlying fund’s returns.

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29 Invesco Balanced-Risk Retirement Funds

continued from page 27

∎	Subsidiary risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in this prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which an underlying fund and the Subsidiary, respectively, are organized, could result in the inability of an underlying fund and/or the Subsidiary to operate as described in this prospectus and the SAI, and could negatively affect an underlying fund and its shareholders.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect an underlying fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	Volatility risk. Although an underlying fund’s investment strategy targets a specific volatility level, certain of an underlying fund’s investments may appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
∎	Yield risk. An underlying fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities. When interest rates are very low, an underlying fund’s expenses could absorb all or a portion of an underlying fund’s income and yield. Additionally, inflation may outpace and diminish investment returns over time.

About indexes used in this report

∎	The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎	The Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index.
∎	The Custom Invesco Balanced-Risk Allocation Broad Index consists of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Index.
∎	The Custom Invesco Balanced-Risk Retirement Now Index was created by Invesco to serve as a style-specific benchmark for the Fund. From the inception of the Fund to November 4, 2009, the index comprised the Custom Independence Now Index, which included the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs, Bloomberg Barclays U.S. Universal and the U.S. 3-Month Treasury Bill Index. From November 4, 2009, through November 30, 2009, the index comprised the MSCI World Index, the JP Morgan Global Government Bond Index and the U.S. 3-Month Treasury Bill Index. Since December 1, 2009, the index has comprised the MSCI World Index, the Bloomberg Barclays U.S. Aggregate Index and the U.S. 3-Month Treasury Bill Index. The composition of the index may change based on the Fund’s target asset allocation. The current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the Fund’s objective.
∎	The Custom Invesco Balanced-Risk Retirement 2020 Index was created by Invesco to serve as a style-specific benchmark for the Fund. From the inception of the Fund to November 4, 2009, the index comprised the Custom Independence 2020 Index, which included the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Bloomberg Barclays U.S. Universal. From November 4, 2009, through November 30, 2009, the index comprised the MSCI World Index and the JP Morgan Global Government Bond Index. Since December 1, 2009, the index has comprised the MSCI World Index, the Bloomberg Barclays U.S. Aggregate Index and the U.S. 3-Month Treasury Bill Index. The composition of the index may change based on the Fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the Fund’s objective.
∎	The Custom Invesco Balanced-Risk Retirement 2030 Index was created by Invesco to serve as a style-specific benchmark for the Fund. From the inception of the Fund to November 4, 2009, the index comprised the Custom

Independence 2030 Index, which included the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Bloomberg Barclays U.S. Universal. From November 4, 2009, through November 30, 2009, the index comprised the MSCI World Index and the JP Morgan Global Government Bond Index. Since December 1, 2009, the index has comprised the MSCI World Index and the Bloomberg Barclays U.S. Aggregate Index. The composition of the index may change based on the Fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the Fund’s objective.

∎	The Custom Invesco Balanced-Risk Retirement 2040 Index was created by Invesco to serve as a style-specific benchmark for the Fund. From the inception of the Fund to November 4, 2009, the index comprised the Custom Independence 2040 Index, which included the following indexes: Russell 3000, MSCI EASE, FTSE NAREIT Equity REITs and Bloomberg Barclays U.S. Universal. From November 4, 2009, through November 30, 2009, the index comprised the MSCI World Index and the JP Morgan Global Government Bond Index. Since December 1, 2009, the index has comprised the MSCI World Index and the Bloomberg Barclays U.S. Aggregate Index. The composition of the index may change based on the Fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the Fund’s objective.
∎	The Custom Invesco Balanced-Risk Retirement 2050 Index was created by Invesco to serve as a style-specific benchmark for the Fund. From the inception of the Fund to November 4, 2009, the index comprised the Custom Independence 2050 Index, which included the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Bloomberg Barclays U.S. Universal. From November 4, 2009, through November 30, 2009, the index comprised the MSCI World Index and the JP Morgan Global Government Bond Index. Since December 1, 2009, the index has comprised the MSCI World Index and the Bloomberg Barclays U.S. Aggregate Index. The composition of the index may change

30 Invesco Balanced-Risk Retirement Funds

based on the Fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the Fund’s objective.

∎	The FTSE NAREIT Equity REITs Index is an unmanaged index considered representative of US real estate investment trusts (REITs).
∎	The JP Morgan Global Government Bond Index is a total return, market capitalization weighted index that is re-balanced monthly and includes the following countries: Australia, Belgium, Canada, Denmark, Germany, Italy, Japan, the Netherlands, Spain, Sweden, the United Kingdom and the United States.
∎	The Lipper Mixed-Asset Target Today Index is an unmanaged index considered representative of mixed-asset target today funds tracked by Lipper.
∎	The Lipper Mixed-Asset Target 2020 Funds Index is an unmanaged index considered representative of mixed-asset target 2020 funds tracked by Lipper.
∎	The Lipper Mixed-Asset Target 2030 Funds Index is an unmanaged index considered representative of mixed-asset target 2030 funds tracked by Lipper.
∎	The Lipper Mixed-Asset Target 2040 Funds Index is an unmanaged index considered representative of mixed-asset target 2040 funds tracked by Lipper.
∎	The Lipper Mixed-Asset Target 2050 Funds Index is an unmanaged index considered representative of mixed-asset target 2050 funds tracked by Lipper.
∎	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The MSCI WorldSM Index is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Russell 3000® Index is an unmanaged index considered representative of the US stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The U.S. 3-Month Treasury Bill Index is tracked by Lipper to provide performance of the three-month US Treasury bill.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

31 Invesco Balanced-Risk Retirement Funds

Schedule of Investments

December 31, 2016

Invesco Balanced-Risk Retirement Now Fund

Schedule of Investments in Affiliated Issuers–100.05%(a)

	% of Net Assets 12/31/16	Value 12/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain		Dividend Income	Shares 12/31/16	Value 12/31/16
Asset Allocation Funds–60.25%
Invesco Balanced-Risk Allocation Fund–Class R6	60.25%	$19,453,656	$1,695,019	$(5,378,602)	$509,789	$643,320		$657,756	1,527,909	$16,256,949

Money Market Funds–39.80%
Government & Agency Portfolio– Institutional Class, 0.43%(b)	23.88%	—	7,403,007	(957,955)	—	—		4,948	6,445,052	6,445,052
Liquid Assets Portfolio–Institutional Class, 0.37%(b)	—	6,580,707	3,149,278	(9,729,985)	—	2,035		17,988	—	—
Premier Portfolio–Institutional Class, 0.65%(b)	—	6,580,708	3,149,276	(9,729,984)	—	—		16,165	—	—
Treasury Portfolio–Institutional Class, 0.37%(b)	15.92%	—	4,935,338	(638,637)	—	—		2,686	4,296,701	4,296,701
Total Money Market Funds		13,161,415	18,636,899	(21,056,561)	—	2,035		41,787		10,741,753
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $27,125,172)	100.05%	$32,615,071	$20,331,918	$(26,435,163)	$509,789	$645,355	(c)	$699,543		$26,998,702
OTHER ASSETS LESS LIABILITIES	(0.05)%									(14,450)
NET ASSETS	100.00%									$26,984,252

Invesco Balanced-Risk Retirement 2020 Fund
Schedule of Investments in Affiliated Issuers–99.91%(a)
	% of Net Assets 12/31/16	Value 12/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)		Dividend Income	Shares 12/31/16	Value 12/31/16
Asset Allocation Funds–74.28%
Invesco Balanced-Risk Allocation Fund–Class R6	74.27%	$76,677,026	$6,358,590	$(32,617,868)	$5,161,749	$(1,823,321)		$2,064,516	4,855,738	$51,665,053

Money Market Funds–25.63%
Government & Agency Portfolio– Institutional Class, 0.43%(b)	15.38%	—	14,012,458	(3,316,205)	—	—		7,912	10,696,253	10,696,253
Liquid Assets Portfolio–Institutional Class, 0.37%(b)	—	10,802,273	15,249,324	(26,051,597)	—	3,127		26,345	—	—
Premier Portfolio–Institutional Class, 0.65%(b)	—	10,802,273	15,249,323	(26,051,596)	—	—		23,683	—	—
Treasury Portfolio–Institutional Class, 0.37%(b)	10.25%	—	9,341,638	(2,210,803)	—	—		4,300	7,130,835	7,130,835
Total Money Market Funds		21,604,546	53,852,743	(57,630,201)	—	3,127		62,240		17,827,088
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $70,182,546)	99.91%	$98,281,572	$60,211,333	$(90,248,069)	$5,161,749	$(1,820,194	)(d)	$2,126,756		$69,492,141
OTHER ASSETS LESS LIABILITIES	0.09%									61,875
NET ASSETS	100.00%									$69,554,016

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	The rate shown is the 7-day SEC standardized yield as of December 31, 2016.
(c)	Includes $666,233 and $2,035 of capital gains distributions from affiliated underlying funds for Invesco Balanced-Risk Allocation Fund and Liquid Assets Portfolio, respectively.
(d)	Includes $2,091,123 and $3,127 of capital gains distributions from affiliated underlying funds for Invesco Balanced-Risk Allocation Fund and Liquid Assets Portfolio, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32                         Invesco Balanced-Risk Retirement Funds

Schedule of Investments—(continued)

December 31, 2016

Invesco Balanced-Risk Retirement 2030 Fund

Schedule of Investments in Affiliated Issuers–99.94%(a)

	% of Net Assets 12/31/16	Value 12/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)		Dividend Income	Shares 12/31/16	Value 12/31/16
Asset Allocation Funds–99.56%
Invesco Balanced-Risk Allocation Fund–Class R6	88.86%	$90,499,763	$8,390,519	$(29,405,517)	$5,874,132	$(1,395,491)		$2,815,384	6,683,434	$71,111,737
Invesco Balanced-Risk Aggressive Allocation Fund	10.70%	14,701,487	976,016	(7,781,185)	2,036,466	(1,087,288)		636,769	1,050,498	8,561,561
Total Asset Allocation Funds		105,201,250	9,366,535	(37,186,702)	7,910,598	(2,482,779)		3,452,153		79,673,298

Money Market Funds–0.38%
Government & Agency Portfolio– Institutional Class, 0.43%(b)	0.23%	—	1,716,656	(1,534,363)	—	—		158	182,293	182,293
Liquid Assets Portfolio–Institutional Class, 0.37%(b)	—	370,213	5,682,354	(6,052,567)	—	26		622	—	—
Premier Portfolio–Institutional Class, 0.65%(b)	—	370,214	5,682,353	(6,052,567)	—	—		559	—	—
Treasury Portfolio–Institutional Class, 0.37%(b)	0.15%	—	1,153,762	(1,032,234)	—	—		77	121,528	121,528
Total Money Market Funds		740,427	14,235,125	(14,671,731)	—	26		1,416		303,821
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $84,414,867)	99.94%	$105,941,677	$23,601,660	$(51,858,433)	$7,910,598	$(2,482,753	)(c)	$3,453,569		$79,977,119
OTHER ASSETS LESS LIABILITIES	0.06%									47,616
NET ASSETS	100.00%									$80,024,735

Invesco Balanced-Risk Retirement 2040 Fund

Schedule of Investments in Affiliated Issuers–99.92%(a)

	% of Net Assets 12/31/16	Value 12/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)		Dividend Income	Shares 12/31/16	Value 12/31/16
Asset Allocation Funds–99.09%
Invesco Balanced-Risk Allocation Fund–Class R6	54.94%	$37,246,511	$4,289,935	$(13,657,350)	$2,568,552	$(995,940)		$1,121,067	2,661,296	$28,316,194
Invesco Balanced-Risk Aggressive Allocation Fund	44.15%	33,861,294	2,750,162	(14,918,534)	3,974,121	(2,154,194)		1,692,641	2,792,405	22,758,100
Total Asset Allocation Funds		71,107,805	7,040,097	(28,575,884)	6,542,673	(3,150,134)		2,813,708		51,074,294

Money Market Funds–0.83%
Government & Agency Portfolio– Institutional Class, 0.43%(b)	0.50%	—	1,023,206	(766,947)	—	—		106	256,259	256,259
Liquid Assets Portfolio–Institutional Class, 0.37%(b)	—	277,786	3,656,259	(3,934,045)	—	14		407	—	—
Premier Portfolio–Institutional Class, 0.65%(b)	—	277,787	3,656,258	(3,934,045)	—	—		366	—	—
Treasury Portfolio–Institutional Class, 0.37%(b)	0.33%	—	682,138	(511,298)	—	—		48	170,840	170,840
Total Money Market Funds		555,573	9,017,861	(9,146,335)	—	14		927		427,099
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $58,527,230)	99.92%	$71,663,378	$16,057,958	$(37,722,219)	$6,542,673	$(3,150,120	)(d)	$2,814,635		$51,501,393
OTHER ASSETS LESS LIABILITIES	0.08%									41,419
NET ASSETS	100.00%									$51,542,812

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	The rate shown is the 7-day SEC standardized yield as of December 31, 2016.
(c)	Includes $2,851,669, $283,935 and $26 of capital gains distributions from affiliated underlying funds for Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund and Liquid Assets Portfolio, respectively.
(d)	Includes $1,135,514, $754,749 and $14 of capital gains distributions from affiliated underlying funds for Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund and Liquid Assets Portfolio, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33                         Invesco Balanced-Risk Retirement Funds

Schedule of Investments—(continued)

December 31, 2016

Invesco Balanced-Risk Retirement 2050 Fund

Schedule of Investments in Affiliated Issuers–100.38%(a)

	% of Net Assets 12/31/16	Value 12/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)		Dividend Income	Shares 12/31/16	Value 12/31/16
Asset Allocation Funds–98.25%
Invesco Balanced-Risk Allocation Fund–Class R6	21.96%	$6,377,055	$2,940,962	$(1,957,256)	$227,810	$83,606		$272,380	695,140	$7,396,287
Invesco Balanced-Risk Aggressive Allocation Fund	76.29%	26,965,902	7,162,904	(9,249,996)	2,159,862	(554,621)		1,781,782	3,152,092	25,689,554
Total Asset Allocation Funds		33,342,957	10,103,866	(11,207,252)	2,387,672	(471,015)		2,054,162		33,085,841

Money Market Funds–2.13%
Government & Agency Portfolio– Institutional Class, 0.43%(b)	1.28%	—	1,941,195	(1,510,219)	—	—		113	430,976	430,976
Liquid Assets Portfolio–Institutional Class, 0.37%(b)	—	169,261	2,960,050	(3,129,311)	—	6		278	—	—
Premier Portfolio–Institutional Class, 0.65%(b)	—	169,262	2,960,049	(3,129,311)	—	—		249	—	—
Treasury Portfolio–Institutional Class, 0.37%(b)	0.85%	—	1,295,855	(1,008,538)	—	—		60	287,317	287,317
Total Money Market Funds		338,523	9,157,149	(8,777,379)	—	6		700		718,293
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $38,554,353)	100.38%	$33,681,480	$19,261,015	$(19,984,631)	$2,387,672	$(471,009	)(c)	$2,054,862		$33,804,134
OTHER ASSETS LESS LIABILITIES	(0.38)%									(127,856)
NET ASSETS	100.00%									$33,676,278

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	The rate shown is the 7-day SEC standardized yield as of December 31, 2016.
(c)	Includes $275,890, $794,497 and $6 of capital gains distributions from affiliated underlying funds for Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund and Liquid Assets Portfolio, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34                         Invesco Balanced-Risk Retirement Funds

Statement of Assets and Liabilities

December 31, 2016

	Invesco Balanced-Risk Retirement Now Fund	Invesco Balanced-Risk Retirement 2020 Fund	Invesco Balanced-Risk Retirement 2030 Fund	Invesco Balanced-Risk Retirement 2040 Fund	Invesco Balanced-Risk Retirement 2050 Fund
Assets:
Investments in affiliated underlying funds, at value	$26,998,702	$69,492,141	$79,977,119	$51,501,393	$33,804,134
Receivable for:
Fund shares sold	3,901	78,527	77,287	58,923	399,758
Dividends from affiliated underlying funds	3,142	5,126	128	65	110
Fund expenses absorbed	—	—	—	17,960	—
Investment for trustee deferred compensation and retirement plans	40,953	35,211	34,949	31,995	28,696
Other assets	68,047	69,409	72,537	74,301	68,931
Total assets	27,114,745	69,680,414	80,162,020	51,684,637	34,301,629

Liabilities:
Payable for:
Fund shares reacquired	29,380	1,011	5,849	31,822	40,182
Amount due custodian	—	—	—	—	499,882
Accrued fees to affiliates	18,332	47,322	53,910	37,313	22,923
Accrued trustees’ and officer’s fees and benefits	145	532	554	447	546
Accrued operating expenses	40,752	40,351	40,034	39,177	32,303
Trustee deferred compensation and retirement plans	41,884	37,182	36,938	33,066	29,515
Total liabilities	130,493	126,398	137,285	141,825	625,351
Net assets applicable to shares outstanding	$26,984,252	$69,554,016	$80,024,735	$51,542,812	$33,676,278

Net assets consist of:
Shares of beneficial interest	$26,818,359	$72,327,363	$87,290,023	$61,585,155	$39,200,427
Undistributed net investment income	(14,880)	1,280,679	1,347,209	1,281,044	460,164
Undistributed net realized gain (loss)	307,243	(3,363,621)	(4,174,749)	(4,297,550)	(1,234,094)
Net unrealized appreciation (depreciation)	(126,470)	(690,405)	(4,437,748)	(7,025,837)	(4,750,219)
	$26,984,252	$69,554,016	$80,024,735	$51,542,812	$33,676,278

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35                         Invesco Balanced-Risk Retirement Funds

Statement of Assets and Liabilities—(continued)

December 31, 2016

	Invesco Balanced-Risk Retirement Now Fund	Invesco Balanced-Risk Retirement 2020 Fund	Invesco Balanced-Risk Retirement 2030 Fund	Invesco Balanced-Risk Retirement 2040 Fund	Invesco Balanced-Risk Retirement 2050 Fund
Net Assets:
Class A	$10,130,171	$38,579,917	$43,528,415	$30,678,153	$17,739,625
Class AX	$8,640,872	$7,219,758	$5,544,700	$2,814,556	$1,231,494
Class B	$80,970	$666,563	$1,040,358	$401,378	$245,239
Class C	$3,521,729	$7,797,817	$11,501,590	$5,820,275	$5,272,799
Class CX	$1,638,114	$1,465,717	$801,020	$291,068	$141,930
Class R	$1,732,070	$7,082,728	$8,692,924	$6,980,954	$3,578,099
Class RX	$67,110	$419,441	$479,828	$137,985	$80,734
Class Y	$459,988	$3,582,703	$3,373,590	$1,527,995	$3,680,959
Class R5	$139,232	$1,193,939	$2,953,269	$738,521	$693,309
Class R6	$573,996	$1,545,433	$2,109,041	$2,151,927	$1,012,090

Shares outstanding, no par value, unlimited number of shares authorized:
Class A	1,226,771	4,441,529	5,349,305	4,150,577	2,468,287
Class AX	1,047,824	831,191	680,775	381,335	171,177
Class B	10,107	77,479	129,096	54,847	34,628
Class C	439,090	908,188	1,427,364	796,688	742,858
Class CX	204,425	170,816	99,378	39,873	20,010
Class R	211,796	818,348	1,073,559	949,115	500,526
Class RX	8,211	48,457	59,285	18,761	11,283
Class Y	55,199	412,545	413,524	206,251	511,041
Class R5	16,706	136,827	361,069	99,531	96,132
Class R6	68,879	176,903	257,924	290,085	140,174
Class A:
Net asset value per share	$8.26	$8.69	$8.14	$7.39	$7.19
Maximum offering price per share (Net asset value ÷ 94.50%)	$8.74	$9.20	$8.61	$7.82	$7.61
Class AX:
Net asset value per share	$8.25	$8.69	$8.14	$7.38	$7.19
Maximum offering price per share (Net asset value ÷ 94.50%)	$8.73	$9.20	$8.61	$7.81	$7.61
Class B:
Net asset value and offering price per share	$8.01	$8.60	$8.06	$7.32	$7.08
Class C:
Net asset value and offering price per share	$8.02	$8.59	$8.06	$7.31	$7.10
Class CX:
Net asset value and offering price per share	$8.01	$8.58	$8.06	$7.30	$7.09
Class R:
Net asset value and offering price per share	$8.18	$8.65	$8.10	$7.36	$7.15
Class RX:
Net asset value and offering price per share	$8.17	$8.66	$8.09	$7.35	$7.16
Class Y:
Net asset value and offering price per share	$8.33	$8.68	$8.16	$7.41	$7.20
Class R5:
Net asset value and offering price per share	$8.33	$8.73	$8.18	$7.42	$7.21
Class R6:
Net asset value and offering price per share	$8.33	$8.74	$8.18	$7.42	$7.22
Cost of Investments in affiliated underlying funds	$27,125,172	$70,182,546	$84,414,867	$58,527,230	$38,554,353

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36                         Invesco Balanced-Risk Retirement Funds

Statement of Operations

For the year ended December 31, 2016

	Invesco Balanced-Risk Retirement Now Fund	Invesco Balanced-Risk Retirement 2020 Fund	Invesco Balanced-Risk Retirement 2030 Fund	Invesco Balanced-Risk Retirement 2040 Fund	Invesco Balanced-Risk Retirement 2050 Fund
Investment income:
Dividends from affiliated underlying funds	$699,543	$2,126,756	$3,453,569	$2,814,635	$2,054,862
Other Income	2,302	1,750	1,749	1,667	1,540
Total investment income	701,845	2,128,506	3,455,318	2,816,302	2,056,402

Expenses:
Administrative services fees	50,000	50,000	50,000	50,000	50,000
Custodian fees	6,156	6,122	7,065	6,250	6,082
Distribution fees:
Class A	25,596	95,521	106,250	71,587	37,237
Class AX	22,753	19,255	14,563	7,247	2,808
Class B	1,123	8,112	12,896	5,111	2,842
Class C	36,311	77,482	116,627	55,809	46,610
Class CX	21,050	20,076	9,098	3,072	1,462
Class R	8,287	32,912	48,680	35,841	18,421
Class RX	668	2,254	4,046	1,992	591
Transfer agent fees — A, AX, B, C, CX, R, RX and Y	49,704	134,461	170,033	135,075	110,647
Transfer agent fees — R5	440	4,561	5,788	3,164	1,559
Transfer agent fees — R6	163	115	118	168	194
Trustees’ and officers’ fees and benefits	19,457	20,480	20,736	20,098	19,769
Registration and filing fees	110,719	114,485	115,067	112,017	111,365
Reports to shareholders	16,452	23,719	40,536	37,498	32,145
Professional services fees	33,321	33,578	33,288	33,177	33,280
Other	19,989	19,835	19,988	19,727	19,140
Total expenses	422,189	662,968	774,779	597,833	494,152
Less: Expenses reimbursed and expense offset arrangement(s)	(306,415)	(407,402)	(462,700)	(417,227)	(384,213)
Net expenses	115,774	255,566	312,079	180,606	109,939
Net investment income	586,071	1,872,940	3,143,239	2,635,696	1,946,463

Realized and unrealized gain (loss) from:
Net realized gain (loss) from affiliated underlying shares	(22,913)	(3,914,444)	(5,618,383)	(5,040,397)	(1,541,402)
Net realized gain from distributions of affiliated underlying fund shares	668,268	2,094,250	3,135,630	1,890,277	1,070,393
Net realized gain (loss) from affiliated underlying fund shares	645,355	(1,820,194)	(2,482,753)	(3,150,120)	(471,009)
Change in net unrealized appreciation of affiliated underlying fund shares	509,789	5,161,749	7,910,598	6,542,673	2,387,672
Net increase in net assets resulting from operations	$1,741,215	$5,214,495	$8,571,084	$6,028,249	$3,863,126

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37                         Invesco Balanced-Risk Retirement Funds

Statement of Changes in Net Assets

For the years ended December 31, 2016 and 2015

	Invesco Balanced-Risk Retirement Now Fund		Invesco Balanced-Risk Retirement 2020 Fund
	2016	2015	2016	2015
Operations:
Net investment income	$586,071	$487,315	$1,872,940	$2,113,950
Net realized gain (loss)	645,355	773,028	(1,820,194)	1,699,923
Change in net unrealized appreciation (depreciation)	509,789	(2,180,809)	5,161,749	(7,473,281)
Net increase (decrease) in net assets resulting from operations	1,741,215	(920,466)	5,214,495	(3,659,408)

Distributions to shareholders from net investment income:
Class A	(344,249)	(299,568)	(1,012,843)	(1,359,846)
Class AX	(292,065)	(264,007)	(192,430)	(277,881)
Class B	(2,587)	(4,848)	(12,956)	(27,761)
Class C	(103,700)	(89,859)	(147,366)	(216,384)
Class CX	(52,281)	(55,369)	(27,780)	(58,191)
Class R	(56,811)	(38,701)	(168,948)	(194,725)
Class RX	(2,411)	(5,038)	(9,999)	(17,772)
Class Y	(18,400)	(42,597)	(101,129)	(209,322)
Class R5	(4,897)	(93,359)	(33,991)	(1,050,620)
Class R6	(19,650)	(12,034)	(44,209)	(49,595)
Total distributions from net investment income	(897,051)	(905,380)	(1,751,651)	(3,462,097)

Distributions to shareholders from net realized gains:
Class A	(125,224)	(215,268)	(193,903)	(881,058)
Class AX	(105,893)	(192,106)	(36,840)	(180,042)
Class B	(1,075)	(4,227)	(3,515)	(23,896)
Class C	(43,199)	(78,478)	(39,982)	(186,251)
Class CX	(21,962)	(48,331)	(7,537)	(50,087)
Class R	(22,324)	(29,813)	(35,734)	(137,481)
Class RX	(825)	(3,915)	(2,115)	(12,548)
Class Y	(6,502)	(29,245)	(17,676)	(125,307)
Class R5	(1,673)	(64,485)	(5,941)	(628,936)
Class R6	(6,957)	(8,534)	(7,727)	(29,689)
Total distributions from net realized gains	(335,634)	(674,402)	(350,970)	(2,255,295)

Share transactions–net:
Class A	(429,100)	(3,070,860)	(1,553,986)	(5,384,625)
Class AX	(842,999)	(1,249,263)	(1,008,681)	(1,040,165)
Class B	(90,219)	(155,203)	(380,539)	(608,820)
Class C	(339,846)	(429,944)	(634,438)	(781,485)
Class CX	(695,634)	(606,402)	(776,102)	(338,075)
Class R	265,073	(119,782)	713,367	(943,047)
Class RX	(128,735)	23,893	(148,363)	(253,329)
Class Y	(969,190)	(141,407)	(1,996,507)	(1,414,875)
Class R5	(2,970,711)	(6,285,034)	(26,283,371)	(5,934,325)
Class R6	150,625	120,057	182,246	291,563
Net increase (decrease) in net assets resulting from share transactions	(6,050,736)	(11,913,945)	(31,886,374)	(16,407,183)
Net increase (decrease) in net assets	(5,542,206)	(14,414,193)	(28,774,500)	(25,783,983)

Net assets:
Beginning of year	32,526,458	46,940,651	98,328,516	124,112,499
End of year*	$26,984,252	$32,526,458	$69,554,016	$98,328,516
* Includes accumulated undistributed net investment income	$(14,880)	$22,083	$1,280,679	$308,367

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38                         Invesco Balanced-Risk Retirement Funds

Statement of Changes in Net Assets—(continued)

For the years ended December 31, 2016 and 2015

	Invesco Balanced-Risk Retirement 2030 Fund		Invesco Balanced-Risk Retirement 2040 Fund
	2016	2015	2016	2015
Operations:
Net investment income	$3,143,239	$3,217,410	$2,635,696	$2,689,522
Net realized gain (loss)	(2,482,753)	2,818,177	(3,150,120)	2,356,560
Change in net unrealized appreciation (depreciation)	7,910,598	(11,372,462)	6,542,673	(9,386,121)
Net increase (decrease) in net assets resulting from operations	8,571,084	(5,336,875)	6,028,249	(4,340,039)

Distributions to shareholders from net investment income:
Class A	(2,022,276)	(1,951,010)	(1,441,292)	(1,604,411)
Class AX	(256,421)	(277,777)	(132,204)	(168,765)
Class B	(42,383)	(61,751)	(16,894)	(29,170)
Class C	(446,577)	(495,569)	(233,283)	(280,790)
Class CX	(31,226)	(45,112)	(11,853)	(16,284)
Class R	(374,006)	(423,964)	(307,139)	(377,024)
Class RX	(20,919)	(53,437)	(6,924)	(33,862)
Class Y	(159,889)	(244,475)	(72,931)	(170,324)
Class R5	(142,093)	(1,405,557)	(35,989)	(1,450,788)
Class R6	(102,211)	(79,855)	(107,400)	(92,784)
Total distributions from net investment income	(3,598,001)	(5,038,507)	(2,365,909)	(4,224,202)

Distributions to shareholders from net realized gains:
Class A	(289,479)	(1,318,289)	(446,744)	(865,327)
Class AX	(36,705)	(187,693)	(40,978)	(91,029)
Class B	(7,308)	(50,435)	(6,215)	(18,371)
Class C	(77,006)	(404,762)	(85,817)	(176,834)
Class CX	(5,385)	(36,846)	(4,360)	(10,255)
Class R	(56,877)	(303,997)	(100,693)	(213,630)
Class RX	(3,181)	(38,317)	(2,270)	(19,187)
Class Y	(21,701)	(155,930)	(21,503)	(87,509)
Class R5	(19,285)	(896,484)	(10,611)	(745,381)
Class R6	(13,872)	(50,932)	(31,666)	(47,670)
Total distributions from net realized gains	(530,799)	(3,443,685)	(750,857)	(2,275,193)

Share transactions–net:
Class A	389,628	(3,884,649)	1,731,030	(4,199,292)
Class AX	(592,483)	(167,151)	(249,871)	3,434
Class B	(550,680)	(452,542)	(199,594)	(281,356)
Class C	(1,325,115)	435,106	53,318	(35,617)
Class CX	(373,995)	(458,435)	(40,294)	(214,156)
Class R	(1,438,734)	(866,397)	(429,128)	(774,584)
Class RX	(761,492)	170,908	(514,480)	4,199
Class Y	(1,852,382)	(50,354)	(1,629,956)	991,676
Class R5	(24,740,635)	(10,136,809)	(22,385,227)	1,316,892
Class R6	439,813	528,290	572,318	437,623
Net increase (decrease) in net assets resulting from share transactions	(30,806,075)	(14,882,033)	(23,091,884)	(2,751,181)
Net increase (decrease) in net assets	(26,363,791)	(28,701,100)	(20,180,401)	(13,590,615)

Net assets:
Beginning of year	106,388,526	135,089,626	71,723,213	85,313,828
End of year*	$80,024,735	$106,388,526	$51,542,812	$71,723,213
* Includes accumulated undistributed net investment income	$1,347,209	$560,280	$1,281,044	$341,163

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39                         Invesco Balanced-Risk Retirement Funds

Statement of Changes in Net Assets—(continued)

For the years ended December 31, 2016 and 2015

	Invesco Balanced-Risk Retirement 2050 Fund
	2016	2015
Operations:
Net investment income	$1,946,463	$1,506,424
Net realized gain (loss)	(471,009)	866,125
Change in net unrealized appreciation (depreciation)	2,387,672	(4,306,591)
Net increase (decrease) in net assets resulting from operations	3,863,126	(1,934,042)

Distributions to shareholders from net investment income:
Class A	(1,211,728)	(872,957)
Class AX	(89,361)	(66,905)
Class B	(17,914)	(16,975)
Class C	(330,597)	(237,177)
Class CX	(9,249)	(7,989)
Class R	(244,337)	(228,364)
Class RX	(5,602)	(10,117)
Class Y	(217,224)	(143,573)
Class R5	(50,643)	(533,933)
Class R6	(73,865)	(34,912)
Total distributions from net investment income	(2,250,520)	(2,152,902)

Distributions to shareholders from net realized gains:
Class A	(50,199)	(508,680)
Class AX	(3,702)	(38,986)
Class B	(822)	(11,405)
Class C	(15,178)	(159,352)
Class CX	(425)	(5,368)
Class R	(10,476)	(139,279)
Class RX	(240)	(6,170)
Class Y	(8,722)	(79,779)
Class R5	(2,034)	(298,145)
Class R6	(2,966)	(19,495)
Total distributions from net realized gains	(94,764)	(1,266,659)

Share transactions–net:
Class A	3,442,274	1,175,617
Class AX	125,233	20,033
Class B	(70,669)	(1,002)
Class C	691,638	133,665
Class CX	(10,123)	13,358
Class R	(510,406)	(1,157,344)
Class RX	(97,271)	(24,559)
Class Y	1,162,282	(667,388)
Class R5	(7,214,733)	(9,101,601)
Class R6	460,380	183,878
Net increase (decrease) in net assets resulting from share transactions	(2,021,395)	(9,425,343)
Net increase (decrease) in net assets	(503,553)	(14,778,946)

Net assets:
Beginning of year	34,179,831	48,958,777
End of year*	$33,676,278	$34,179,831
* Includes accumulated undistributed net investment income	$460,164	$418,145

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40                         Invesco Balanced-Risk Retirement Funds

Notes to Financial Statements

December 31, 2016

NOTE 1—Significant Accounting Policies

AIM Growth Series (Invesco Growth Series) (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate series portfolios (each constituting a “Fund”), each authorized to issue an unlimited number of shares of beneficial interest. The Funds covered in this report, each a series portfolio of the Trust, are Invesco Balanced-Risk Retirement Now Fund, Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund (collectively, the “Funds”). The assets, liabilities and operations of each Fund are accounted for separately. Information presented in these financial statements pertains only to the Funds. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class.

The investment objectives of the Funds are: to provide real return and, as a secondary objective, capital preservation for Invesco Balanced-Risk Retirement Now Fund; and to provide total return with a low to moderate correlation to traditional financial market indices and, as a secondary objective, capital preservation for Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund.

Each Fund is a “fund of funds,” in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”). The Adviser may change each Fund’s asset class allocations, the underlying funds or the target weightings in an underlying fund without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

Each Fund currently consists of ten different classes of shares: Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6. Class AX, Class CX and Class RX shares are closed to new investors. Class Y shares are available only to certain investors. Class A shares and Class AX shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C and Class CX shares are sold with a CDSC. Class R, Class RX, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

A.	Security Valuations — Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end-of-day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Funds as a result of having the same investment adviser are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to

41                         Invesco Balanced-Risk Retirement Funds

indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Funds may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of each Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Each Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Invesco Balanced-Risk Retirement Now Fund generally declares and pays dividends from net investment income, if any, quarterly. Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund generally declare and pay dividends from net investment income, if any, annually. Distributions from net realized capital gains, if any, are generally paid annually and recorded on the ex-dividend date. The Funds may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Funds’ taxable earnings to shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Each Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, each Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.	Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Funds and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within Note 11.

Fees provided for under the Rule 12b-1 plan of a particular class of each Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, each Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts, including each Fund’s servicing agreements, that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against such Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

42                         Invesco Balanced-Risk Retirement Funds

H.	Other Risks — The Funds and certain of the underlying funds are non-diversified and may invest in securities of fewer issuers than if they were diversified. Thus, the value of each Fund’s shares may vary more widely and the Funds may be subject to greater market and credit risk than if the Fund invested more broadly.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Funds do not pay an advisory fee. However, each Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Invesco has contractually agreed, through at least April 30, 2018, to reimburse expenses to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares for each Fund as shown in the following table (the “expense limits”):

	Class A/AX	Class B	Class C/CX	Class R/RX	Class Y	Class R5	Class R6
Invesco Balanced-Risk Retirement Now Fund	0.25%	1.00%	1.00%	0.50%	0.00%	0.00%	0.00%
Invesco Balanced-Risk Retirement 2020 Fund	0.25%	1.00%	1.00%	0.50%	0.00%	0.00%	0.00%
Invesco Balanced-Risk Retirement 2030 Fund	0.25%	1.00%	1.00%	0.50%	0.00%	0.00%	0.00%
Invesco Balanced-Risk Retirement 2040 Fund	0.25%	1.00%	1.00%	0.50%	0.00%	0.00%	0.00%
Invesco Balanced-Risk Retirement 2050 Fund	0.25%	1.00%	1.00%	0.50%	0.00%	0.00%	0.00%

In determining Invesco’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Funds have incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues each Fund’s fee waiver agreement, it will terminate on April 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.

For the year ended December 31, 2016, Invesco reimbursed the following expenses:

	Fund Level	Class A	Class AX	Class B	Class C	Class CX	Class R	Class RX	Class Y	Class R5	Class R6
Invesco Balanced-Risk Retirement Now Fund	$256,108	$18,319	$16,284	$201	$6,497	$3,766	$2,965	$239	$1,098	$440	$163
Invesco Balanced-Risk Retirement 2020 Fund	268,265	76,347	15,390	1,621	15,482	4,011	13,153	901	6,659	4,561	115
Invesco Balanced-Risk Retirement 2030 Fund	286,761	93,887	12,868	2,849	25,764	2,010	21,508	1,787	8,044	5,788	118
Invesco Balanced-Risk Retirement 2040 Fund	278,820	80,357	8,135	1,434	15,661	862	20,116	1,118	6,260	3,165	169
Invesco Balanced-Risk Retirement 2050 Fund	271,813	59,997	4,525	1,145	18,775	589	14,840	476	9,135	1,559	194

The Trust has entered into a master administrative services agreement with Invesco pursuant to which each Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to such Fund. For the year ended December 31, 2016, expenses incurred under the agreement are shown in the Statements of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which each Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to such Fund. For the year ended December 31, 2016, expenses incurred under the agreement are shown in the Statements of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares of each Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund’s Class A, Class AX, Class B, Class C, Class CX, Class R and Class RX shares (collectively, the “Plans”). Each Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Also, each Fund, pursuant to the Plans, reimburses IDI up to a maximum annual rate of 0.25% of each Fund’s average daily net assets of Class AX shares, 1.00% of the average daily net assets of each Fund’s Class CX shares and 0.50% of each Fund’s average daily net assets of Class RX shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of each Fund. For the year ended December 31, 2016, expenses incurred under the Plans are shown in the Statements of Operations as Distribution fees.

Front-end sales commissions and CDSC are not recorded as expenses of the Funds. Front-end sales commissions are deducted from proceeds from the sales of each Fund’s shares prior to investment in Class A and Class AX shares of the Funds. CDSC are deducted from redemption proceeds prior to

43                         Invesco Balanced-Risk Retirement Funds

remittance to the shareholder. During the year ended December 31, 2016, IDI advised the Funds that IDI retained the following in front-end sales commissions from the sale of Class A and Class AX shares and received the following in CDSC imposed on redemptions by shareholders:

	Front End Sales Charges		Contingent Deferred Sales Charges
	Class A	Class AX	Class A	Class AX	Class B	Class C	Class CX
Invesco Balanced-Risk Retirement Now Fund	$4,603	$109	$7	$0	$0	$22	$92
Invesco Balanced-Risk Retirement 2020 Fund	10,112	490	29	0	568	829	0
Invesco Balanced-Risk Retirement 2030 Fund	14,756	522	89	0	169	1,301	4
Invesco Balanced-Risk Retirement 2040 Fund	15,089	332	67	0	21	1,472	0
Invesco Balanced-Risk Retirement 2050 Fund	12,314	183	27	0	25	732	0

The underlying Invesco Funds pay no distribution fees for Class R6 shares or shares of Invesco Balanced-Risk Aggressive Allocation Fund, and the Funds pay no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect each Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2016, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2016, the Funds received credits from these arrangements, which resulted in the reduction of the Funds’ total expenses of:

Transfer Agent Credits
Invesco Balanced-Risk Retirement Now Fund	$335
Invesco Balanced-Risk Retirement 2020 Fund	897
Invesco Balanced-Risk Retirement 2030 Fund	1,316
Invesco Balanced-Risk Retirement 2040 Fund	1,130
Invesco Balanced-Risk Retirement 2050 Fund	1,165
NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by each Fund to pay remuneration to certain Trustees and Officers of such Fund. Trustees have the option to defer compensation payable by the Funds, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by each Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Funds may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by each Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Funds.

44                         Invesco Balanced-Risk Retirement Funds

NOTE 6—Cash Balances

The Funds are permitted to temporarily carry a negative or overdrawn balance in their account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statements of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2016 and 2015:

	2016			2015
	Ordinary Income	Long-term Capital Gain	Total Distributions	Ordinary Income	Long-term Capital Gain	Total Distributions
Invesco Balanced-Risk Retirement Now Fund	$897,051	$335,634	$1,232,685	$905,380	$674,402	$1,579,782
Invesco Balanced-Risk Retirement 2020 Fund	1,757,431	345,190	2,102,621	3,462,097	2,255,295	5,717,392
Invesco Balanced-Risk Retirement 2030 Fund	3,604,392	524,408	4,128,800	5,038,507	3,443,685	8,482,192
Invesco Balanced-Risk Retirement 2040 Fund	2,382,400	734,366	3,116,766	4,224,202	2,275,193	6,499,395
Invesco Balanced-Risk Retirement 2050 Fund	2,251,835	93,449	2,345,284	2,152,902	1,266,659	3,419,561

Tax Components of Net Assets at Period-End:

	Undistributed Ordinary Income	Undistributed Long-term Gain	Net Unrealized Appreciation (Depreciation) — Investments	Temporary Book/Tax Differences	Capital Loss Carryforward	Shares of Beneficial Interest	Total Net Assets
Invesco Balanced-Risk Retirement Now Fund	$25,309	$313,893	$(133,120)	$(40,189)	$—	$26,818,359	$26,984,252
Invesco Balanced-Risk Retirement 2020 Fund	1,316,613	—	(837,541)	(35,934)	(3,216,485)	72,327,363	69,554,016
Invesco Balanced-Risk Retirement 2030 Fund	1,382,886	—	(4,962,048)	(35,677)	(3,650,449)	87,290,023	80,024,735
Invesco Balanced-Risk Retirement 2040 Fund	1,312,831	—	(7,401,943)	(31,787)	(3,921,444)	61,585,155	51,542,812
Invesco Balanced-Risk Retirement 2050 Fund	488,431	—	(5,171,337)	(28,267)	(812,976)	39,200,427	33,676,278

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation (depreciation) differences are attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Funds’ temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

The Funds have a capital loss carryforward as of December 31, 2016, as follows:

	Short-Term	Long-Term
Fund	Not Subject to Expiration	Not Subject to Expiration	Total*
Invesco Balanced-Risk Retirement 2020 Fund	$59,845	$3,156,640	$3,216,485
Invesco Balanced-Risk Retirement 2030 Fund	89,240	3,561,209	3,650,449
Invesco Balanced-Risk Retirement 2040 Fund	143,390	3,778,054	3,921,444
Invesco Balanced-Risk Retirement 2050 Fund	70,771	742,205	812,976

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities purchased and sold by each Fund and aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes are as follows:

	For the year ended December 31, 2016*		At December 31, 2016
			Federal Tax Cost**	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
	Purchases	Sales
Invesco Balanced-Risk Retirement Now Fund	$1,695,019	$5,378,602	$27,131,822	$—	$(133,120)	$(133,120)
Invesco Balanced-Risk Retirement 2020 Fund	6,358,590	32,617,868	70,329,682	—	(837,541)	(837,541)
Invesco Balanced-Risk Retirement 2030 Fund	9,366,535	37,186,702	84,939,167	—	(4,962,048)	(4,962,048)
Invesco Balanced-Risk Retirement 2040 Fund	7,040,097	28,575,884	58,903,336	—	(7,401,943)	(7,401,943)
Invesco Balanced-Risk Retirement 2050 Fund	10,103,866	11,207,252	38,975,471	—	(5,171,337)	(5,171,337)

*	Excludes U.S. Treasury obligations and money market funds, if any.
**	Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

45                         Invesco Balanced-Risk Retirement Funds

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions from the underlying funds, on December 31, 2016. These reclassifications had no effect on the net assets of each Fund.

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Invesco Balanced-Risk Retirement Now Fund	$274,017	$(274,017)	$—
Invesco Balanced-Risk Retirement 2020 Fund	851,023	(851,023)	—
Invesco Balanced-Risk Retirement 2030 Fund	1,241,691	(1,241,691)	—
Invesco Balanced-Risk Retirement 2040 Fund	670,094	(670,094)	—
Invesco Balanced-Risk Retirement 2050 Fund	346,076	(346,076)	—

NOTE 10—Share Information

Invesco Balanced-Risk Retirement Now Fund

	Summary of Share Activity
	Years ended December 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	238,242	$1,998,264	221,287	$1,940,981
Class AX	4,211	35,582	5,696	49,505
Class B	885	7,338	—	—
Class C	52,369	425,878	106,383	895,181
Class CX	6,167	49,786	7,728	65,953
Class R	56,236	462,373	95,420	817,379
Class RX	3,139	25,878	3,172	27,446
Class Y	78,375	675,625	34,668	304,097
Class R5	3,366	27,559	567,119	5,049,836
Class R6	21,810	184,755	15,205	133,456

Issued as reinvestment of dividends:
Class A	52,940	434,975	61,236	497,240
Class AX	46,272	379,281	56,052	454,314
Class B	420	3,348	1,154	9,072
Class C	15,850	126,497	19,859	156,339
Class CX	8,846	70,502	12,652	99,609
Class R	9,666	78,642	8,284	66,630
Class RX	348	2,828	1,046	8,398
Class Y	2,864	23,728	8,702	71,330
Class R5	739	6,125	19,203	157,377
Class R6	3,159	26,174	2,458	20,114

Automatic conversion of Class B shares to Class A shares:
Class A	9,500	78,287	10,880	94,119
Class B	(9,779)	(78,287)	(11,166)	(94,119)

Reacquired:
Class A	(351,918)	(2,940,626)	(642,135)	(5,603,200)
Class AX	(148,623)	(1,257,862)	(202,161)	(1,753,082)
Class B	(2,763)	(22,618)	(8,415)	(70,156)
Class C	(110,344)	(892,221)	(173,770)	(1,481,464)
Class CX	(99,619)	(815,922)	(91,511)	(771,964)
Class R	(33,180)	(275,942)	(114,424)	(1,003,791)
Class RX	(18,824)	(157,441)	(1,402)	(11,951)
Class Y	(202,299)	(1,668,543)	(58,875)	(516,834)
Class R5	(371,487)	(3,004,395)	(1,285,492)	(11,492,247)
Class R6	(7,005)	(60,304)	(3,846)	(33,513)
Net increase (decrease) in share activity	(740,437)	$(6,050,736)	(1,334,993)	$(11,913,945)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 27% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

46                         Invesco Balanced-Risk Retirement Funds

NOTE 10—Share Information—(continued)

Invesco Balanced-Risk Retirement 2020 Fund

	Summary of Share Activity
	Years ended December 31,
	2016		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	1,013,937	$8,869,411	857,764	$7,809,084
Class AX	24,281	209,639	21,856	199,988
Class B	6,460	55,839	11,953	108,173
Class C	244,536	2,083,309	257,787	2,271,155
Class CX	8,869	81,888	17,825	157,017
Class R	217,602	1,875,501	233,703	2,101,278
Class RX	12,544	108,324	11,973	106,741
Class Y	504,091	4,397,260	189,813	1,740,484
Class R5	49,161	400,152	1,546,804	14,230,294
Class R6	35,669	312,178	26,982	246,017

Issued as reinvestment of dividends:
Class A	136,979	1,182,132	257,286	2,114,892
Class AX	26,055	224,855	55,708	457,923
Class B	1,874	16,024	6,354	51,657
Class C	21,450	182,966	46,622	378,105
Class CX	4,140	35,317	11,096	90,102
Class R	23,800	204,682	35,239	288,604
Class RX	1,377	11,842	2,118	17,350
Class Y	10,634	91,767	40,483	332,365
Class R5	4,558	39,524	203,248	1,678,831
Class R6	5,949	51,631	9,521	78,744

Automatic conversion of Class B shares to Class A shares:
Class A	34,068	294,321	34,005	309,938
Class B	(34,545)	(294,321)	(34,508)	(309,938)

Reacquired:
Class A	(1,367,030)	(11,899,850)	(1,720,318)	(15,618,539)
Class AX	(164,489)	(1,443,175)	(187,628)	(1,698,076)
Class B	(18,922)	(158,081)	(51,749)	(458,712)
Class C	(343,428)	(2,900,713)	(388,850)	(3,430,745)
Class CX	(102,754)	(893,307)	(66,258)	(585,194)
Class R	(158,505)	(1,366,816)	(367,689)	(3,332,929)
Class RX	(31,706)	(268,529)	(41,381)	(377,420)
Class Y	(769,190)	(6,485,534)	(377,921)	(3,487,724)
Class R5	(3,269,761)	(26,723,047)	(2,357,267)	(21,843,450)
Class R6	(21,578)	(181,563)	(3,665)	(33,198)
Net increase (decrease) in share activity	(3,893,874)	$(31,886,374)	(1,719,094)	$(16,407,183)

47                         Invesco Balanced-Risk Retirement Funds

NOTE 10—Share Information—(continued)

Invesco Balanced-Risk Retirement 2030 Fund

	Summary of Share Activity
	Years ended December 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	1,005,534	$8,217,984	1,144,483	$9,920,812
Class AX	18,799	153,883	22,327	196,111
Class B	6,811	55,480	6,493	57,109
Class C	349,365	2,792,124	387,063	3,288,413
Class CX	1,642	13,338	15,531	131,186
Class R	409,410	3,308,624	381,144	3,278,952
Class RX	14,575	115,665	28,018	238,218
Class Y	245,309	2,032,919	203,996	1,753,312
Class R5	113,812	892,304	1,786,756	15,886,068
Class R6	60,398	497,281	56,381	491,638

Issued as reinvestment of dividends:
Class A	281,914	2,275,051	388,699	2,965,777
Class AX	35,857	289,366	60,620	463,137
Class B	6,202	49,615	14,859	112,186
Class C	64,287	513,655	105,548	796,887
Class CX	4,560	36,431	7,002	52,861
Class R	53,643	430,757	86,642	657,612
Class RX	2,902	23,276	11,506	87,214
Class Y	20,990	169,813	52,211	399,417
Class R5	19,818	160,725	300,010	2,301,081
Class R6	14,253	115,591	16,957	130,064

Automatic conversion of Class B shares to Class A shares:
Class A	53,684	439,581	34,871	305,759
Class B	(54,415)	(439,581)	(35,346)	(305,759)

Reacquired:
Class A	(1,282,537)	(10,542,988)	(1,959,465)	(17,076,997)
Class AX	(124,277)	(1,035,732)	(93,638)	(826,399)
Class B	(27,312)	(216,194)	(36,246)	(316,078)
Class C	(583,164)	(4,630,894)	(429,820)	(3,650,194)
Class CX	(53,241)	(423,764)	(75,461)	(642,482)
Class R	(625,970)	(5,178,115)	(550,822)	(4,802,961)
Class RX	(110,554)	(900,433)	(17,573)	(154,524)
Class Y	(505,083)	(4,055,114)	(254,303)	(2,203,083)
Class R5	(3,414,730)	(25,793,664)	(3,154,325)	(28,323,958)
Class R6	(21,005)	(173,059)	(10,563)	(93,412)
Net increase (decrease) in share activity	(4,018,523)	$(30,806,075)	(1,506,445)	$(14,882,033)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 11% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

48                         Invesco Balanced-Risk Retirement Funds

NOTE 10—Share Information—(continued)

Invesco Balanced-Risk Retirement 2040 Fund

	Summary of Share Activity
	Years ended December 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	1,029,750	$7,772,225	893,763	$7,121,503
Class AX	18,951	142,668	16,952	136,291
Class B	1,758	13,554	3,354	27,295
Class C	225,170	1,654,944	247,045	1,926,548
Class CX	3,426	24,216	5,851	45,758
Class R	277,953	2,062,605	329,263	2,595,298
Class RX	8,816	63,863	12,210	95,878
Class Y	98,270	733,329	187,268	1,469,694
Class R5	48,230	330,835	2,173,806	17,899,688
Class R6	91,473	687,316	51,406	413,653

Issued as reinvestment of dividends:
Class A	256,624	1,878,495	316,696	2,172,750
Class AX	23,469	171,561	37,871	259,795
Class B	3,187	23,109	7,002	47,541
Class C	43,497	314,916	59,379	402,588
Class CX	2,048	14,811	3,156	21,363
Class R	55,944	407,832	70,963	484,682
Class RX	1,187	8,655	7,281	49,727
Class Y	12,766	93,702	37,325	256,800
Class R5	6,235	45,830	318,590	2,195,083
Class R6	18,845	138,508	20,271	139,669

Automatic conversion of Class B shares to Class A shares:
Class A	19,880	148,984	27,014	217,763
Class B	(20,180)	(148,984)	(27,428)	(217,763)

Reacquired:
Class A	(1,082,661)	(8,068,674)	(1,710,306)	(13,711,308)
Class AX	(74,122)	(564,100)	(49,182)	(392,652)
Class B	(11,746)	(87,273)	(17,091)	(138,429)
Class C	(261,246)	(1,916,542)	(301,990)	(2,364,753)
Class CX	(10,769)	(79,321)	(35,742)	(281,277)
Class R	(384,646)	(2,899,565)	(478,533)	(3,854,564)
Class RX	(78,322)	(586,998)	(17,466)	(141,406)
Class Y	(326,690)	(2,456,987)	(91,843)	(734,818)
Class R5	(3,360,180)	(22,761,892)	(2,278,825)	(18,777,879)
Class R6	(34,174)	(253,506)	(14,580)	(115,699)
Net increase (decrease) in share activity	(3,397,257)	$(23,091,884)	(196,520)	$(2,751,181)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 16% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

49                         Invesco Balanced-Risk Retirement Funds

NOTE 10—Share Information—(continued)

Invesco Balanced-Risk Retirement 2050 Fund

	Summary of Share Activity
	Years ended December 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	965,806	$7,134,840	648,190	$5,156,220
Class AX	20,742	158,181	12,641	100,874
Class B	—	—	1,039	8,632
Class C	272,919	1,974,275	320,199	2,506,686
Class CX	2,086	15,034	2,882	22,070
Class R	208,692	1,524,511	233,960	1,829,736
Class RX	5,598	39,389	6,479	50,645
Class Y	421,999	3,115,200	240,126	1,830,571
Class R5	69,435	473,168	547,385	4,376,341
Class R6	57,210	424,699	26,908	213,453

Issued as reinvestment of dividends:
Class A	176,857	1,257,448	193,337	1,285,693
Class AX	13,033	92,796	15,891	105,837
Class B	2,422	17,016	4,333	28,381
Class C	48,119	338,277	56,822	373,322
Class CX	1,378	9,673	1,713	11,236
Class R	35,991	254,813	51,697	341,716
Class RX	664	4,701	2,232	14,775
Class Y	31,182	222,328	33,227	222,196
Class R5	7,265	51,872	124,590	831,020
Class R6	10,654	76,176	8,016	53,545

Automatic conversion of Class B shares to Class A shares:
Class A	4,606	34,219	1,154	9,122
Class B	(4,697)	(34,219)	(1,176)	(9,122)

Reacquired:
Class A	(687,129)	(4,984,233)	(670,135)	(5,275,418)
Class AX	(17,196)	(125,744)	(23,276)	(186,678)
Class B	(7,731)	(53,466)	(3,904)	(28,893)
Class C	(225,931)	(1,620,914)	(348,630)	(2,746,343)
Class CX	(4,801)	(34,830)	(2,545)	(19,948)
Class R	(316,302)	(2,289,730)	(412,862)	(3,328,796)
Class RX	(19,492)	(141,361)	(11,193)	(89,979)
Class Y	(301,268)	(2,175,246)	(336,505)	(2,720,155)
Class R5	(1,179,238)	(7,739,773)	(1,743,688)	(14,308,962)
Class R6	(5,404)	(40,495)	(10,910)	(83,120)
Net increase (decrease) in share activity	(412,531)	$(2,021,395)	(1,032,003)	$(9,425,343)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 18% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

50                         Invesco Balanced-Risk Retirement Funds

NOTE 11—Financial Highlights

The following schedules present financial highlights for a share of each Fund outstanding throughout the periods indicated.

Invesco Balanced-Risk Retirement Now Fund

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expense reimbursements(c)		Ratio of expenses to average net assets without fee waivers and/or expense reimbursements		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/16	$8.11	$0.19	$0.36	$0.55	$(0.29)	$(0.11)	$(0.40)	$8.26	6.74%	$10,130	0.25	%(e)	1.32	%(e)	2.20	%(e)	10%
Year ended 12/31/15	8.77	0.12	(0.37)	(0.25)	(0.24)	(0.17)	(0.41)	8.11	(2.81)	10,366	0.25		1.11		1.39		19
Year ended 12/31/14	8.91	0.10	0.19	0.29	(0.23)	(0.20)	(0.43)	8.77	3.32	14,273	0.25		0.96		1.13		9
Year ended 12/31/13	9.07	(0.02)	0.14	0.12	(0.20)	(0.08)	(0.28)	8.91	1.33	15,858	0.25		0.85		(0.22)		16
Year ended 12/31/12	8.84	0.12	0.42	0.54	(0.20)	(0.11)	(0.31)	9.07	6.22	13,959	0.25		0.96		1.30		7
Class AX
Year ended 12/31/16	8.10	0.18	0.37	0.55	(0.29)	(0.11)	(0.40)	8.25	6.75	8,641	0.25	(e)	1.32	(e)	2.20	(e)	10
Year ended 12/31/15	8.76	0.12	(0.37)	(0.25)	(0.24)	(0.17)	(0.41)	8.10	(2.82)	9,283	0.25		1.11		1.39		19
Year ended 12/31/14	8.90	0.10	0.20	0.30	(0.24)	(0.20)	(0.44)	8.76	3.32	11,273	0.25		0.96		1.13		9
Year ended 12/31/13	9.06	(0.02)	0.14	0.12	(0.20)	(0.08)	(0.28)	8.90	1.33	14,817	0.25		0.85		(0.22)		16
Year ended 12/31/12	8.83	0.12	0.42	0.54	(0.20)	(0.11)	(0.31)	9.06	6.22	18,345	0.25		0.96		1.30		7
Class B
Year ended 12/31/16	7.89	0.12	0.36	0.48	(0.25)	(0.11)	(0.36)	8.01	6.03	81	1.00	(e)	2.07	(e)	1.45	(e)	10
Year ended 12/31/15	8.57	0.05	(0.36)	(0.31)	(0.20)	(0.17)	(0.37)	7.89	(3.55)	168	1.00		1.86		0.64		19
Year ended 12/31/14	8.76	0.03	0.19	0.22	(0.21)	(0.20)	(0.41)	8.57	2.55	341	1.00		1.71		0.38		9
Year ended 12/31/13	8.97	(0.09)	0.14	0.05	(0.18)	(0.08)	(0.26)	8.76	0.56	480	1.00		1.60		(0.97)		16
Year ended 12/31/12	8.77	0.05	0.43	0.48	(0.17)	(0.11)	(0.28)	8.97	5.50	684	1.00		1.71		0.55		7
Class C
Year ended 12/31/16	7.89	0.12	0.37	0.49	(0.25)	(0.11)	(0.36)	8.02	6.16	3,522	1.00	(e)	2.07	(e)	1.45	(e)	10
Year ended 12/31/15	8.58	0.05	(0.37)	(0.32)	(0.20)	(0.17)	(0.37)	7.89	(3.67)	3,799	1.00		1.86		0.64		19
Year ended 12/31/14	8.76	0.03	0.20	0.23	(0.21)	(0.20)	(0.41)	8.58	2.66	4,535	1.00		1.71		0.38		9
Year ended 12/31/13	8.98	(0.09)	0.13	0.04	(0.18)	(0.08)	(0.26)	8.76	0.45	5,084	1.00		1.60		(0.97)		16
Year ended 12/31/12	8.78	0.05	0.43	0.48	(0.17)	(0.11)	(0.28)	8.98	5.49	4,773	1.00		1.71		0.55		7
Class CX
Year ended 12/31/16	7.89	0.12	0.36	0.48	(0.25)	(0.11)	(0.36)	8.01	6.03	1,638	1.00	(e)	2.07	(e)	1.45	(e)	10
Year ended 12/31/15	8.57	0.05	(0.36)	(0.31)	(0.20)	(0.17)	(0.37)	7.89	(3.55)	2,281	1.00		1.86		0.64		19
Year ended 12/31/14	8.76	0.03	0.20	0.23	(0.22)	(0.20)	(0.42)	8.57	2.55	3,088	1.00		1.71		0.38		9
Year ended 12/31/13	8.97	(0.09)	0.14	0.05	(0.18)	(0.08)	(0.26)	8.76	0.56	3,861	1.00		1.60		(0.97)		16
Year ended 12/31/12	8.78	0.05	0.42	0.47	(0.17)	(0.11)	(0.28)	8.97	5.38	4,667	1.00		1.71		0.55		7
Class R
Year ended 12/31/16	8.05	0.16	0.35	0.51	(0.27)	(0.11)	(0.38)	8.18	6.37	1,732	0.50	(e)	1.57	(e)	1.95	(e)	10
Year ended 12/31/15	8.72	0.10	(0.37)	(0.27)	(0.23)	(0.17)	(0.40)	8.05	(3.08)	1,442	0.50		1.36		1.14		19
Year ended 12/31/14	8.88	0.08	0.19	0.27	(0.23)	(0.20)	(0.43)	8.72	3.02	1,656	0.50		1.21		0.88		9
Year ended 12/31/13	9.04	(0.04)	0.14	0.10	(0.18)	(0.08)	(0.26)	8.88	1.13	1,959	0.50		1.10		(0.47)		16
Year ended 12/31/12	8.82	0.10	0.42	0.52	(0.19)	(0.11)	(0.30)	9.04	5.98	2,006	0.50		1.21		1.05		7
Class RX
Year ended 12/31/16	8.04	0.15	0.36	0.51	(0.27)	(0.11)	(0.38)	8.17	6.38	67	0.50	(e)	1.57	(e)	1.95	(e)	10
Year ended 12/31/15	8.71	0.10	(0.37)	(0.27)	(0.23)	(0.17)	(0.40)	8.04	(3.09)	189	0.50		1.36		1.14		19
Year ended 12/31/14	8.86	0.08	0.20	0.28	(0.23)	(0.20)	(0.43)	8.71	3.14	181	0.50		1.21		0.88		9
Year ended 12/31/13	9.04	(0.04)	0.13	0.09	(0.19)	(0.08)	(0.27)	8.86	1.03	295	0.50		1.10		(0.47)		16
Year ended 12/31/12	8.82	0.10	0.42	0.52	(0.19)	(0.11)	(0.30)	9.04	5.98	497	0.50		1.21		1.05		7
Class Y
Year ended 12/31/16	8.18	0.20	0.36	0.56	(0.30)	(0.11)	(0.41)	8.33	6.85	460	0.00	(e)	1.07	(e)	2.45	(e)	10
Year ended 12/31/15	8.84	0.14	(0.38)	(0.24)	(0.25)	(0.17)	(0.42)	8.18	(2.64)	1,442	0.00		0.86		1.64		19
Year ended 12/31/14	8.96	0.13	0.19	0.32	(0.24)	(0.20)	(0.44)	8.84	3.61	1,695	0.00		0.71		1.38		9
Year ended 12/31/13	9.11	0.00	0.13	0.13	(0.20)	(0.08)	(0.28)	8.96	1.51	2,118	0.00		0.60		0.03		16
Year ended 12/31/12	8.86	0.14	0.44	0.58	(0.22)	(0.11)	(0.33)	9.11	6.58	673	0.00		0.71		1.55		7
Class R5
Year ended 12/31/16	8.18	0.20	0.36	0.56	(0.30)	(0.11)	(0.41)	8.33	6.85	139	0.00	(e)	0.98	(e)	2.45	(e)	10
Year ended 12/31/15	8.84	0.14	(0.38)	(0.24)	(0.25)	(0.17)	(0.42)	8.18	(2.64)	3,141	0.00		0.77		1.64		19
Year ended 12/31/14	8.96	0.13	0.19	0.32	(0.24)	(0.20)	(0.44)	8.84	3.61	9,573	0.00		0.63		1.38		9
Year ended 12/31/13	9.10	0.00	0.14	0.14	(0.20)	(0.08)	(0.28)	8.96	1.63	7,802	0.00		0.54		0.03		16
Year ended 12/31/12	8.86	0.14	0.43	0.57	(0.22)	(0.11)	(0.33)	9.10	6.46	2,935	0.00		0.66		1.55		7
Class R6
Year ended 12/31/16	8.18	0.20	0.36	0.56	(0.30)	(0.11)	(0.41)	8.33	6.85	574	0.00	(e)	0.93	(e)	2.45	(e)	10
Year ended 12/31/15	8.84	0.14	(0.38)	(0.24)	(0.25)	(0.17)	(0.42)	8.18	(2.64)	416	0.00		0.69		1.64		19
Year ended 12/31/14	8.96	0.13	0.20	0.33	(0.25)	(0.20)	(0.45)	8.84	3.61	328	0.00		0.54		1.38		9
Year ended 12/31/13	9.10	0.00	0.14	0.14	(0.20)	(0.08)	(0.28)	8.96	1.63	281	0.00		0.45		0.03		16
Year ended 12/31/12(f)	9.38	0.04	(0.02)	0.02	(0.19)	(0.11)	(0.30)	9.10	0.30	10	0.00	(g)	0.62	(g)	1.55	(g)	7

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.56%, 0.56%, 0.56%, 0.54% and 0.52% for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $10,238, $9,101, $112, $3,631, $2,105, $1,657, $134, $614, $517 and $512 for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of September 24, 2012.
(g)	Annualized.

51                         Invesco Balanced-Risk Retirement Funds

NOTE 11—Financial Highlights—(continued)

Invesco Balanced-Risk Retirement 2020 Fund

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expense reimbursements(c)		Ratio of expenses to average net assets without fee waivers and/or expense reimbursements		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/16	$8.25	$0.23	$0.50	$0.73	$(0.24)	$(0.05)	$(0.29)	$8.69	8.77%	$38,580	0.25	%(e)	0.82	%(e)	2.67	%(e)	11%
Year ended 12/31/15	9.11	0.17	(0.52)	(0.35)	(0.31)	(0.20)	(0.51)	8.25	(3.79)	38,164	0.25		0.69		1.92		12
Year ended 12/31/14	9.32	0.16	0.28	0.44	(0.37)	(0.28)	(0.65)	9.11	4.81	47,303	0.25		0.67		1.65		7
Year ended 12/31/13	9.51	(0.02)	0.21	0.19	(0.31)	(0.07)	(0.38)	9.32	2.01	51,352	0.25		0.66		(0.24)		16
Year ended 12/31/12	9.05	0.22	0.67	0.89	(0.33)	(0.10)	(0.43)	9.51	9.89	41,873	0.25		0.75		2.24		6
Class AX
Year ended 12/31/16	8.25	0.23	0.50	0.73	(0.24)	(0.05)	(0.29)	8.69	8.77	7,220	0.25	(e)	0.82	(e)	2.67	(e)	11
Year ended 12/31/15	9.10	0.17	(0.51)	(0.34)	(0.31)	(0.20)	(0.51)	8.25	(3.69)	7,802	0.25		0.69		1.92		12
Year ended 12/31/14	9.31	0.16	0.28	0.44	(0.37)	(0.28)	(0.65)	9.10	4.81	9,609	0.25		0.67		1.65		7
Year ended 12/31/13	9.51	(0.02)	0.20	0.18	(0.31)	(0.07)	(0.38)	9.31	1.90	11,986	0.25		0.66		(0.24)		16
Year ended 12/31/12	9.05	0.21	0.68	0.89	(0.33)	(0.10)	(0.43)	9.51	9.89	14,125	0.25		0.75		2.24		6
Class B
Year ended 12/31/16	8.16	0.16	0.50	0.66	(0.17)	(0.05)	(0.22)	8.60	8.00	667	1.00	(e)	1.57	(e)	1.92	(e)	11
Year ended 12/31/15	9.00	0.10	(0.51)	(0.41)	(0.23)	(0.20)	(0.43)	8.16	(4.48)	1,001	1.00		1.44		1.17		12
Year ended 12/31/14	9.21	0.09	0.28	0.37	(0.30)	(0.28)	(0.58)	9.00	4.03	1,715	1.00		1.42		0.90		7
Year ended 12/31/13	9.40	(0.09)	0.20	0.11	(0.23)	(0.07)	(0.30)	9.21	1.19	2,425	1.00		1.41		(0.99)		16
Year ended 12/31/12	8.97	0.14	0.66	0.80	(0.27)	(0.10)	(0.37)	9.40	8.95	3,501	1.00		1.50		1.49		6
Class C
Year ended 12/31/16	8.15	0.16	0.50	0.66	(0.17)	(0.05)	(0.22)	8.59	8.01	7,798	1.00	(e)	1.57	(e)	1.92	(e)	11
Year ended 12/31/15	8.98	0.10	(0.50)	(0.40)	(0.23)	(0.20)	(0.43)	8.15	(4.37)	8,032	1.00		1.44		1.17		12
Year ended 12/31/14	9.20	0.09	0.27	0.36	(0.30)	(0.28)	(0.58)	8.98	3.93	9,613	1.00		1.42		0.90		7
Year ended 12/31/13	9.38	(0.09)	0.21	0.12	(0.23)	(0.07)	(0.30)	9.20	1.29	10,108	1.00		1.41		(0.99)		16
Year ended 12/31/12	8.95	0.14	0.66	0.80	(0.27)	(0.10)	(0.37)	9.38	8.97	10,550	1.00		1.50		1.49		6
Class CX
Year ended 12/31/16	8.15	0.16	0.49	0.65	(0.17)	(0.05)	(0.22)	8.58	7.89	1,466	1.00	(e)	1.57	(e)	1.92	(e)	11
Year ended 12/31/15	8.99	0.10	(0.51)	(0.41)	(0.23)	(0.20)	(0.43)	8.15	(4.48)	2,124	1.00		1.44		1.17		12
Year ended 12/31/14	9.20	0.09	0.28	0.37	(0.30)	(0.28)	(0.58)	8.99	4.04	2,677	1.00		1.42		0.90		7
Year ended 12/31/13	9.38	(0.09)	0.21	0.12	(0.23)	(0.07)	(0.30)	9.20	1.29	2,951	1.00		1.41		(0.99)		16
Year ended 12/31/12	8.95	0.14	0.66	0.80	(0.27)	(0.10)	(0.37)	9.38	8.97	3,759	1.00		1.50		1.49		6
Class R
Year ended 12/31/16	8.22	0.20	0.49	0.69	(0.21)	(0.05)	(0.26)	8.65	8.40	7,083	0.50	(e)	1.07	(e)	2.42	(e)	11
Year ended 12/31/15	9.07	0.15	(0.51)	(0.36)	(0.29)	(0.20)	(0.49)	8.22	(3.98)	6,047	0.50		0.94		1.67		12
Year ended 12/31/14	9.28	0.13	0.29	0.42	(0.35)	(0.28)	(0.63)	9.07	4.55	7,564	0.50		0.92		1.40		7
Year ended 12/31/13	9.47	(0.05)	0.22	0.17	(0.29)	(0.07)	(0.36)	9.28	1.73	10,375	0.50		0.91		(0.49)		16
Year ended 12/31/12	9.02	0.19	0.67	0.86	(0.31)	(0.10)	(0.41)	9.47	9.58	10,942	0.50		1.00		1.99		6
Class RX
Year ended 12/31/16	8.22	0.21	0.49	0.70	(0.21)	(0.05)	(0.26)	8.66	8.52	419	0.50	(e)	1.07	(e)	2.42	(e)	11
Year ended 12/31/15	9.07	0.15	(0.51)	(0.36)	(0.29)	(0.20)	(0.49)	8.22	(3.98)	545	0.50		0.94		1.67		12
Year ended 12/31/14	9.28	0.13	0.29	0.42	(0.35)	(0.28)	(0.63)	9.07	4.55	848	0.50		0.92		1.40		7
Year ended 12/31/13	9.47	(0.05)	0.22	0.17	(0.29)	(0.07)	(0.36)	9.28	1.73	1,282	0.50		0.91		(0.49)		16
Year ended 12/31/12	9.02	0.19	0.67	0.86	(0.31)	(0.10)	(0.41)	9.47	9.58	1,957	0.50		1.00		1.99		6
Class Y
Year ended 12/31/16	8.25	0.25	0.49	0.74	(0.26)	(0.05)	(0.31)	8.68	8.92	3,583	0.00	(e)	0.57	(e)	2.92	(e)	11
Year ended 12/31/15	9.10	0.20	(0.51)	(0.31)	(0.34)	(0.20)	(0.54)	8.25	(3.40)	5,502	0.00		0.44		2.17		12
Year ended 12/31/14	9.31	0.18	0.29	0.47	(0.40)	(0.28)	(0.68)	9.10	5.09	7,416	0.00		0.42		1.90		7
Year ended 12/31/13	9.51	0.00	0.21	0.21	(0.34)	(0.07)	(0.41)	9.31	2.16	8,497	0.00		0.41		0.01		16
Year ended 12/31/12	9.06	0.24	0.66	0.90	(0.35)	(0.10)	(0.45)	9.51	10.00	6,486	0.00		0.50		2.49		6
Class R5
Year ended 12/31/16	8.29	0.24	0.51	0.75	(0.26)	(0.05)	(0.31)	8.73	9.00	1,194	0.00	(e)	0.47	(e)	2.92	(e)	11
Year ended 12/31/15	9.15	0.20	(0.52)	(0.32)	(0.34)	(0.20)	(0.54)	8.29	(3.50)	27,809	0.00		0.34		2.17		12
Year ended 12/31/14	9.36	0.18	0.29	0.47	(0.40)	(0.28)	(0.68)	9.15	5.07	36,230	0.00		0.31		1.90		7
Year ended 12/31/13	9.55	0.00	0.22	0.22	(0.34)	(0.07)	(0.41)	9.36	2.26	32,091	0.00		0.32		0.01		16
Year ended 12/31/12	9.09	0.24	0.67	0.91	(0.35)	(0.10)	(0.45)	9.55	10.08	5,839	0.00		0.42		2.49		6
Class R6
Year ended 12/31/16	8.30	0.26	0.49	0.75	(0.26)	(0.05)	(0.31)	8.74	8.99	1,545	0.00	(e)	0.38	(e)	2.92	(e)	11
Year ended 12/31/15	9.16	0.20	(0.52)	(0.32)	(0.34)	(0.20)	(0.54)	8.30	(3.49)	1,303	0.00		0.24		2.17		12
Year ended 12/31/14	9.37	0.18	0.29	0.47	(0.40)	(0.28)	(0.68)	9.16	5.06	1,136	0.00		0.22		1.90		7
Year ended 12/31/13	9.56	0.00	0.22	0.22	(0.34)	(0.07)	(0.41)	9.37	2.25	901	0.00		0.23		0.01		16
Year ended 12/31/12(f)	9.96	0.07	(0.02)	0.05	(0.35)	(0.10)	(0.45)	9.56	0.57	10	0.00	(g)	0.30	(g)	2.49	(g)	6

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.66%, 0.70%, 0.73%, 0.71% and 0.71% for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $38,208, $7,702, $811, 7,748, $2,008, $6,582, $451, $3,333, $4,560 and $1,382 for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of September 24, 2012.
(g)	Annualized.

52                         Invesco Balanced-Risk Retirement Funds

NOTE 11—Financial Highlights—(continued)

Invesco Balanced-Risk Retirement 2030 Fund

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expense reimbursements(c)		Ratio of expenses to average net assets without fee waivers and/or expense reimbursements		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/16	$7.67	$0.32	$0.61	$0.93	$(0.40)	$(0.06)	$(0.46)	$8.14	12.09%	$43,528	0.25	%(e)	0.81	%(e)	3.86	%(e)	11%
Year ended 12/31/15	8.79	0.24	(0.69)	(0.45)	(0.40)	(0.27)	(0.67)	7.67	(5.03)	40,600	0.25		0.69		2.74		17
Year ended 12/31/14	9.04	0.24	0.31	0.55	(0.50)	(0.30)	(0.80)	8.79	6.25	49,929	0.25		0.68		2.57		9
Year ended 12/31/13	9.23	(0.02)	0.23	0.21	(0.32)	(0.08)	(0.40)	9.04	2.28	51,749	0.25		0.68		(0.25)		34
Year ended 12/31/12	8.72	0.25	0.67	0.92	(0.36)	(0.05)	(0.41)	9.23	10.55	38,142	0.25		0.76		2.66		3
Class AX
Year ended 12/31/16	7.69	0.31	0.60	0.91	(0.40)	(0.06)	(0.46)	8.14	11.80	5,545	0.25	(e)	0.81	(e)	3.86	(e)	11
Year ended 12/31/15	8.80	0.24	(0.68)	(0.44)	(0.40)	(0.27)	(0.67)	7.69	(4.90)	5,767	0.25		0.69		2.74		17
Year ended 12/31/14	9.04	0.24	0.32	0.56	(0.50)	(0.30)	(0.80)	8.80	6.36	6,697	0.25		0.68		2.57		9
Year ended 12/31/13	9.23	(0.02)	0.23	0.21	(0.32)	(0.08)	(0.40)	9.04	2.27	8,353	0.25		0.68		(0.25)		34
Year ended 12/31/12	8.72	0.25	0.67	0.92	(0.36)	(0.05)	(0.41)	9.23	10.55	10,273	0.25		0.76		2.66		3
Class B
Year ended 12/31/16	7.59	0.25	0.61	0.86	(0.33)	(0.06)	(0.39)	8.06	11.32	1,040	1.00	(e)	1.56	(e)	3.11	(e)	11
Year ended 12/31/15	8.70	0.17	(0.68)	(0.51)	(0.33)	(0.27)	(0.60)	7.59	(5.77)	1,502	1.00		1.44		1.99		17
Year ended 12/31/14	8.95	0.17	0.31	0.48	(0.43)	(0.30)	(0.73)	8.70	5.51	2,157	1.00		1.43		1.82		9
Year ended 12/31/13	9.14	(0.09)	0.23	0.14	(0.25)	(0.08)	(0.33)	8.95	1.52	2,759	1.00		1.43		(1.00)		34
Year ended 12/31/12	8.65	0.18	0.66	0.84	(0.30)	(0.05)	(0.35)	9.14	9.70	3,507	1.00		1.51		1.91		3
Class C
Year ended 12/31/16	7.59	0.25	0.61	0.86	(0.33)	(0.06)	(0.39)	8.06	11.33	11,502	1.00	(e)	1.56	(e)	3.11	(e)	11
Year ended 12/31/15	8.69	0.17	(0.67)	(0.50)	(0.33)	(0.27)	(0.60)	7.59	(5.66)	12,119	1.00		1.44		1.99		17
Year ended 12/31/14	8.95	0.17	0.30	0.47	(0.43)	(0.30)	(0.73)	8.69	5.39	13,330	1.00		1.43		1.82		9
Year ended 12/31/13	9.13	(0.09)	0.24	0.15	(0.25)	(0.08)	(0.33)	8.95	1.64	12,050	1.00		1.43		(1.00)		34
Year ended 12/31/12	8.64	0.18	0.66	0.84	(0.30)	(0.05)	(0.35)	9.13	9.71	10,976	1.00		1.51		1.91		3
Class CX
Year ended 12/31/16	7.59	0.25	0.61	0.86	(0.33)	(0.06)	(0.39)	8.06	11.33	801	1.00	(e)	1.56	(e)	3.11	(e)	11
Year ended 12/31/15	8.69	0.17	(0.67)	(0.50)	(0.33)	(0.27)	(0.60)	7.59	(5.66)	1,111	1.00		1.44		1.99		17
Year ended 12/31/14	8.95	0.17	0.30	0.47	(0.43)	(0.30)	(0.73)	8.69	5.39	1,732	1.00		1.43		1.82		9
Year ended 12/31/13	9.13	(0.09)	0.24	0.15	(0.25)	(0.08)	(0.33)	8.95	1.64	1,821	1.00		1.43		(1.00)		34
Year ended 12/31/12	8.64	0.17	0.67	0.84	(0.30)	(0.05)	(0.35)	9.13	9.71	2,017	1.00		1.51		1.91		3
Class R
Year ended 12/31/16	7.63	0.29	0.61	0.90	(0.37)	(0.06)	(0.43)	8.10	11.85	8,693	0.50	(e)	1.06	(e)	3.61	(e)	11
Year ended 12/31/15	8.74	0.22	(0.68)	(0.46)	(0.38)	(0.27)	(0.65)	7.63	(5.21)	9,435	0.50		0.94		2.49		17
Year ended 12/31/14	8.99	0.22	0.31	0.53	(0.48)	(0.30)	(0.78)	8.74	6.02	11,531	0.50		0.93		2.32		9
Year ended 12/31/13	9.18	(0.05)	0.24	0.19	(0.30)	(0.08)	(0.38)	8.99	2.03	13,007	0.50		0.93		(0.50)		34
Year ended 12/31/12	8.68	0.22	0.67	0.89	(0.34)	(0.05)	(0.39)	9.18	10.25	12,296	0.50		1.01		2.41		3
Class RX
Year ended 12/31/16	7.63	0.29	0.60	0.89	(0.37)	(0.06)	(0.43)	8.09	11.72	480	0.50	(e)	1.06	(e)	3.61	(e)	11
Year ended 12/31/15	8.73	0.22	(0.67)	(0.45)	(0.38)	(0.27)	(0.65)	7.63	(5.09)	1,162	0.50		0.94		2.49		17
Year ended 12/31/14	8.99	0.22	0.30	0.52	(0.48)	(0.30)	(0.78)	8.73	5.89	1,139	0.50		0.93		2.32		9
Year ended 12/31/13	9.18	(0.05)	0.24	0.19	(0.30)	(0.08)	(0.38)	8.99	2.04	1,119	0.50		0.93		(0.50)		34
Year ended 12/31/12	8.68	0.22	0.67	0.89	(0.34)	(0.05)	(0.39)	9.18	10.26	1,177	0.50		1.01		2.41		3
Class Y
Year ended 12/31/16	7.69	0.34	0.61	0.95	(0.42)	(0.06)	(0.48)	8.16	12.35	3,374	0.00	(e)	0.56	(e)	4.11	(e)	11
Year ended 12/31/15	8.81	0.26	(0.68)	(0.42)	(0.43)	(0.27)	(0.70)	7.69	(4.75)	5,018	0.00		0.44		2.99		17
Year ended 12/31/14	9.06	0.27	0.31	0.58	(0.53)	(0.30)	(0.83)	8.81	6.51	5,730	0.00		0.43		2.82		9
Year ended 12/31/13	9.25	0.00	0.23	0.23	(0.34)	(0.08)	(0.42)	9.06	2.52	5,406	0.00		0.43		0.00		34
Year ended 12/31/12	8.73	0.27	0.68	0.95	(0.38)	(0.05)	(0.43)	9.25	10.88	4,077	0.00		0.51		2.91		3
Class R5
Year ended 12/31/16	7.71	0.32	0.63	0.95	(0.42)	(0.06)	(0.48)	8.18	12.31	2,953	0.00	(e)	0.44	(e)	4.11	(e)	11
Year ended 12/31/15	8.83	0.26	(0.68)	(0.42)	(0.43)	(0.27)	(0.70)	7.71	(4.74)	28,098	0.00		0.32		2.99		17
Year ended 12/31/14	9.08	0.27	0.31	0.58	(0.53)	(0.30)	(0.83)	8.83	6.50	41,595	0.00		0.30		2.82		9
Year ended 12/31/13	9.27	0.00	0.23	0.23	(0.34)	(0.08)	(0.42)	9.08	2.52	35,104	0.00		0.33		0.00		34
Year ended 12/31/12	8.75	0.27	0.68	0.95	(0.38)	(0.05)	(0.43)	9.27	10.86	18,476	0.00		0.40		2.91		3
Class R6
Year ended 12/31/16	7.71	0.34	0.61	0.95	(0.42)	(0.06)	(0.48)	8.18	12.31	2,109	0.00	(e)	0.35	(e)	4.11	(e)	11
Year ended 12/31/15	8.83	0.26	(0.68)	(0.42)	(0.43)	(0.27)	(0.70)	7.71	(4.74)	1,576	0.00		0.23		2.99		17
Year ended 12/31/14	9.08	0.27	0.31	0.58	(0.53)	(0.30)	(0.83)	8.83	6.50	1,250	0.00		0.21		2.82		9
Year ended 12/31/13	9.27	0.00	0.23	0.23	(0.34)	(0.08)	(0.42)	9.08	2.52	905	0.00		0.24		0.00		34
Year ended 12/31/12(f)	9.65	0.07	(0.02)	0.05	(0.38)	(0.05)	(0.43)	9.27	0.52	10	0.00	(g)	0.32	(g)	2.91	(g)	3

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.83%, 0.88%, 0.89%, 0.87% and 0.85% for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $42,500, $5,825, $1,290, $11,663, $910, $9,736, $809, $3,641, $5,790 and $1,863 for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of September 24, 2012.
(g)	Annualized.

53                         Invesco Balanced-Risk Retirement Funds

NOTE 11—Financial Highlights—(continued)

Invesco Balanced-Risk Retirement 2040 Fund

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expense reimbursements(c)		Ratio of expenses to average net assets without fee waivers and/or expense reimbursements		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/16	$6.91	$0.38	$0.59	$0.97	$(0.37)	$(0.12)	$(0.49)	$7.39	14.07%	$30,678	0.25	%(e)	1.06	%(e)	5.06	%(e)	13%
Year ended 12/31/15	8.07	0.27	(0.74)	(0.47)	(0.45)	(0.24)	(0.69)	6.91	(5.74)	27,131	0.25		0.85		3.32		28
Year ended 12/31/14	8.34	0.31	0.29	0.60	(0.59)	(0.28)	(0.87)	8.07	7.35	35,495	0.26		0.86		3.53		8
Year ended 12/31/13	8.76	(0.02)	0.21	0.19	(0.22)	(0.39)	(0.61)	8.34	2.23	33,816	0.25		0.87		(0.25)		68
Year ended 12/31/12	8.23	0.24	0.62	0.86	(0.33)	—	(0.33)	8.76	10.38	28,426	0.25		1.07		2.69		4
Class AX
Year ended 12/31/16	6.90	0.38	0.59	0.97	(0.37)	(0.12)	(0.49)	7.38	14.09	2,815	0.25	(e)	1.06	(e)	5.06	(e)	13
Year ended 12/31/15	8.06	0.27	(0.74)	(0.47)	(0.45)	(0.24)	(0.69)	6.90	(5.76)	2,851	0.25		0.85		3.32		28
Year ended 12/31/14	8.34	0.31	0.28	0.59	(0.59)	(0.28)	(0.87)	8.06	7.23	3,284	0.26		0.86		3.53		8
Year ended 12/31/13	8.75	(0.02)	0.22	0.20	(0.22)	(0.39)	(0.61)	8.34	2.34	3,493	0.25		0.87		(0.25)		68
Year ended 12/31/12	8.22	0.23	0.63	0.86	(0.33)	—	(0.33)	8.75	10.51	3,999	0.25		1.07		2.69		4
Class B
Year ended 12/31/16	6.83	0.32	0.60	0.92	(0.31)	(0.12)	(0.43)	7.32	13.52	401	1.00	(e)	1.81	(e)	4.31	(e)	13
Year ended 12/31/15	7.97	0.20	(0.72)	(0.52)	(0.38)	(0.24)	(0.62)	6.83	(6.39)	559	1.00		1.60		2.57		28
Year ended 12/31/14	8.26	0.24	0.28	0.52	(0.53)	(0.28)	(0.81)	7.97	6.38	925	1.01		1.61		2.78		8
Year ended 12/31/13	8.67	(0.09)	0.22	0.13	(0.15)	(0.39)	(0.54)	8.26	1.54	1,109	1.00		1.62		(1.00)		68
Year ended 12/31/12	8.15	0.17	0.63	0.80	(0.28)	—	(0.28)	8.67	9.79	1,263	1.00		1.82		1.94		4
Class C
Year ended 12/31/16	6.82	0.32	0.60	0.92	(0.31)	(0.12)	(0.43)	7.31	13.54	5,820	1.00	(e)	1.81	(e)	4.31	(e)	13
Year ended 12/31/15	7.96	0.20	(0.72)	(0.52)	(0.38)	(0.24)	(0.62)	6.82	(6.39)	5,382	1.00		1.60		2.57		28
Year ended 12/31/14	8.25	0.24	0.28	0.52	(0.53)	(0.28)	(0.81)	7.96	6.39	6,249	1.01		1.61		2.78		8
Year ended 12/31/13	8.66	(0.09)	0.22	0.13	(0.15)	(0.39)	(0.54)	8.25	1.54	5,999	1.00		1.62		(1.00)		68
Year ended 12/31/12	8.14	0.17	0.63	0.80	(0.28)	—	(0.28)	8.66	9.81	6,377	1.00		1.82		1.94		4
Class CX
Year ended 12/31/16	6.81	0.32	0.60	0.92	(0.31)	(0.12)	(0.43)	7.30	13.56	291	1.00	(e)	1.81	(e)	4.31	(e)	13
Year ended 12/31/15	7.95	0.20	(0.72)	(0.52)	(0.38)	(0.24)	(0.62)	6.81	(6.40)	308	1.00		1.60		2.57		28
Year ended 12/31/14	8.24	0.24	0.28	0.52	(0.53)	(0.28)	(0.81)	7.95	6.39	572	1.01		1.61		2.78		8
Year ended 12/31/13	8.65	(0.09)	0.22	0.13	(0.15)	(0.39)	(0.54)	8.24	1.54	563	1.00		1.62		(1.00)		68
Year ended 12/31/12	8.14	0.17	0.62	0.79	(0.28)	—	(0.28)	8.65	9.68	590	1.00		1.82		1.94		4
Class R
Year ended 12/31/16	6.87	0.36	0.60	0.96	(0.35)	(0.12)	(0.47)	7.36	14.00	6,981	0.50	(e)	1.31	(e)	4.81	(e)	13
Year ended 12/31/15	8.02	0.24	(0.72)	(0.48)	(0.43)	(0.24)	(0.67)	6.87	(5.93)	6,869	0.50		1.10		3.07		28
Year ended 12/31/14	8.30	0.28	0.29	0.57	(0.57)	(0.28)	(0.85)	8.02	7.00	8,650	0.51		1.11		3.28		8
Year ended 12/31/13	8.72	(0.04)	0.21	0.17	(0.20)	(0.39)	(0.59)	8.30	1.97	8,644	0.50		1.12		(0.50)		68
Year ended 12/31/12	8.19	0.21	0.63	0.84	(0.31)	—	(0.31)	8.72	10.33	8,197	0.50		1.32		2.44		4
Class RX
Year ended 12/31/16	6.88	0.34	0.60	0.94	(0.35)	(0.12)	(0.47)	7.35	13.68	138	0.50	(e)	1.31	(e)	4.81	(e)	13
Year ended 12/31/15	8.03	0.24	(0.72)	(0.48)	(0.43)	(0.24)	(0.67)	6.88	(5.91)	599	0.50		1.10		3.07		28
Year ended 12/31/14	8.31	0.28	0.29	0.57	(0.57)	(0.28)	(0.85)	8.03	6.99	683	0.51		1.11		3.28		8
Year ended 12/31/13	8.72	(0.04)	0.22	0.18	(0.20)	(0.39)	(0.59)	8.31	2.08	614	0.50		1.12		(0.50)		68
Year ended 12/31/12	8.20	0.21	0.62	0.83	(0.31)	—	(0.31)	8.72	10.19	781	0.50		1.32		2.44		4
Class Y
Year ended 12/31/16	6.92	0.39	0.61	1.00	(0.39)	(0.12)	(0.51)	7.41	14.47	1,528	0.00	(e)	0.81	(e)	5.31	(e)	13
Year ended 12/31/15	8.09	0.29	(0.75)	(0.46)	(0.47)	(0.24)	(0.71)	6.92	(5.58)	2,921	0.00		0.60		3.57		28
Year ended 12/31/14	8.36	0.33	0.29	0.62	(0.61)	(0.28)	(0.89)	8.09	7.61	2,338	0.01		0.61		3.78		8
Year ended 12/31/13	8.78	0.00	0.21	0.21	(0.24)	(0.39)	(0.63)	8.36	2.49	2,716	0.00		0.62		0.00		68
Year ended 12/31/12	8.24	0.26	0.63	0.89	(0.35)	—	(0.35)	8.78	10.83	1,967	0.00		0.82		2.94		4
Class R5
Year ended 12/31/16	6.94	0.37	0.62	0.99	(0.39)	(0.12)	(0.51)	7.42	14.29	739	0.00	(e)	0.62	(e)	5.31	(e)	13
Year ended 12/31/15	8.10	0.29	(0.74)	(0.45)	(0.47)	(0.24)	(0.71)	6.94	(5.44)	23,619	0.00		0.42		3.57		28
Year ended 12/31/14	8.37	0.33	0.29	0.62	(0.61)	(0.28)	(0.89)	8.10	7.59	25,848	0.01		0.44		3.78		8
Year ended 12/31/13	8.78	0.00	0.22	0.22	(0.24)	(0.39)	(0.63)	8.37	2.60	21,149	0.00		0.47		0.00		68
Year ended 12/31/12	8.25	0.26	0.62	0.88	(0.35)	—	(0.35)	8.78	10.69	6,079	0.00		0.65		2.94		4
Class R6
Year ended 12/31/16	6.93	0.40	0.60	1.00	(0.39)	(0.12)	(0.51)	7.42	14.45	2,152	0.00	(e)	0.53	(e)	5.31	(e)	13
Year ended 12/31/15	8.10	0.29	(0.75)	(0.46)	(0.47)	(0.24)	(0.71)	6.93	(5.58)	1,484	0.00		0.33		3.57		28
Year ended 12/31/14	8.37	0.33	0.29	0.62	(0.61)	(0.28)	(0.89)	8.10	7.59	1,270	0.01		0.35		3.78		8
Year ended 12/31/13	8.78	0.00	0.22	0.22	(0.24)	(0.39)	(0.63)	8.37	2.60	970	0.00		0.37		0.00		68
Year ended 12/31/12(f)	9.09	0.07	(0.03)	0.04	(0.35)	—	(0.35)	8.78	0.46	10	0.00	(g)	0.53	(g)	2.94	(g)	4

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.87%, 0.98%, 0.99%, 0.99% and 0.98% for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $28,635, $2,899, $511, $5,581, $307, $7,168, $398, $2,230, $3,470 and $1,838 for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of September 24, 2012.
(g)	Annualized.

54                         Invesco Balanced-Risk Retirement Funds

NOTE 11—Financial Highlights—(continued)

Invesco Balanced-Risk Retirement 2050 Fund

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expense reimbursements(c)		Ratio of expenses to average net assets without fee waivers and/or expense reimbursements		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/16	$6.70	$0.49	$0.57	$1.06	$(0.55)	$(0.02)	$(0.57)	$7.19	16.00%	$17,740	0.25	%(e)	1.57	%(e)	6.72	%(e)	34%
Year ended 12/31/15	7.98	0.31	(0.83)	(0.52)	(0.48)	(0.28)	(0.76)	6.70	(6.45)	13,456	0.25		1.31		3.97		22
Year ended 12/31/14	8.21	0.40	0.27	0.67	(0.63)	(0.27)	(0.90)	7.98	8.30	14,645	0.25		1.24		4.61		8
Year ended 12/31/13	8.68	(0.02)	0.22	0.20	(0.20)	(0.47)	(0.67)	8.21	2.42	13,570	0.25		1.31		(0.25)		93
Year ended 12/31/12	8.20	0.23	0.63	0.86	(0.35)	(0.03)	(0.38)	8.68	10.47	12,933	0.25		1.57		2.62		4
Class AX
Year ended 12/31/16	6.71	0.48	0.57	1.05	(0.55)	(0.02)	(0.57)	7.19	15.82	1,231	0.25	(e)	1.57	(e)	6.72	(e)	34
Year ended 12/31/15	7.99	0.31	(0.83)	(0.52)	(0.48)	(0.28)	(0.76)	6.71	(6.44)	1,037	0.25		1.31		3.97		22
Year ended 12/31/14	8.21	0.40	0.28	0.68	(0.63)	(0.27)	(0.90)	7.99	8.43	1,192	0.25		1.24		4.61		8
Year ended 12/31/13	8.69	(0.02)	0.21	0.19	(0.20)	(0.47)	(0.67)	8.21	2.30	1,230	0.25		1.31		(0.25)		93
Year ended 12/31/12	8.20	0.23	0.64	0.87	(0.35)	(0.03)	(0.38)	8.69	10.59	1,258	0.25		1.57		2.62		4
Class B
Year ended 12/31/16	6.60	0.43	0.57	1.00	(0.50)	(0.02)	(0.52)	7.08	15.26	245	1.00	(e)	2.32	(e)	5.97	(e)	34
Year ended 12/31/15	7.86	0.25	(0.81)	(0.56)	(0.42)	(0.28)	(0.70)	6.60	(7.11)	294	1.00		2.06		3.22		22
Year ended 12/31/14	8.10	0.33	0.27	0.60	(0.57)	(0.27)	(0.84)	7.86	7.55	348	1.00		1.99		3.86		8
Year ended 12/31/13	8.57	(0.09)	0.22	0.13	(0.13)	(0.47)	(0.60)	8.10	1.65	393	1.00		2.06		(1.00)		93
Year ended 12/31/12	8.11	0.16	0.63	0.79	(0.30)	(0.03)	(0.33)	8.57	9.68	473	1.00		2.32		1.86		4
Class C
Year ended 12/31/16	6.61	0.43	0.58	1.01	(0.50)	(0.02)	(0.52)	7.10	15.38	5,273	1.00	(e)	2.32	(e)	5.97	(e)	34
Year ended 12/31/15	7.87	0.25	(0.81)	(0.56)	(0.42)	(0.28)	(0.70)	6.61	(7.11)	4,283	1.00		2.06		3.22		22
Year ended 12/31/14	8.12	0.33	0.26	0.59	(0.57)	(0.27)	(0.84)	7.87	7.41	4,876	1.00		1.99		3.86		8
Year ended 12/31/13	8.59	(0.09)	0.22	0.13	(0.13)	(0.47)	(0.60)	8.12	1.65	3,924	1.00		2.06		(1.00)		93
Year ended 12/31/12	8.13	0.16	0.63	0.79	(0.30)	(0.03)	(0.33)	8.59	9.66	3,975	1.00		2.32		1.87		4
Class CX
Year ended 12/31/16	6.61	0.43	0.57	1.00	(0.50)	(0.02)	(0.52)	7.09	15.23	142	1.00	(e)	2.32	(e)	5.97	(e)	34
Year ended 12/31/15	7.87	0.25	(0.81)	(0.56)	(0.42)	(0.28)	(0.70)	6.61	(7.10)	141	1.00		2.06		3.22		22
Year ended 12/31/14	8.11	0.33	0.27	0.60	(0.57)	(0.27)	(0.84)	7.87	7.54	152	1.00		1.99		3.86		8
Year ended 12/31/13	8.58	(0.09)	0.22	0.13	(0.13)	(0.47)	(0.60)	8.11	1.65	134	1.00		2.06		(1.00)		93
Year ended 12/31/12	8.12	0.16	0.63	0.79	(0.30)	(0.03)	(0.33)	8.58	9.67	128	1.00		2.32		1.87		4
Class R
Year ended 12/31/16	6.66	0.47	0.57	1.04	(0.53)	(0.02)	(0.55)	7.15	15.80	3,578	0.50	(e)	1.82	(e)	6.47	(e)	34
Year ended 12/31/15	7.93	0.29	(0.82)	(0.53)	(0.46)	(0.28)	(0.74)	6.66	(6.63)	3,812	0.50		1.56		3.72		22
Year ended 12/31/14	8.17	0.37	0.27	0.64	(0.61)	(0.27)	(0.88)	7.93	7.96	5,548	0.50		1.49		4.36		8
Year ended 12/31/13	8.64	(0.04)	0.22	0.18	(0.18)	(0.47)	(0.65)	8.17	2.18	4,887	0.50		1.56		(0.50)		93
Year ended 12/31/12	8.17	0.21	0.62	0.83	(0.33)	(0.03)	(0.36)	8.64	10.17	3,846	0.50		1.82		2.37		4
Class RX
Year ended 12/31/16	6.67	0.46	0.58	1.04	(0.53)	(0.02)	(0.55)	7.16	15.79	81	0.50	(e)	1.82	(e)	6.47	(e)	34
Year ended 12/31/15	7.94	0.29	(0.82)	(0.53)	(0.46)	(0.28)	(0.74)	6.67	(6.63)	163	0.50		1.56		3.72		22
Year ended 12/31/14	8.17	0.37	0.28	0.65	(0.61)	(0.27)	(0.88)	7.94	8.09	214	0.50		1.49		4.36		8
Year ended 12/31/13	8.65	(0.04)	0.21	0.17	(0.18)	(0.47)	(0.65)	8.17	2.06	255	0.50		1.56		(0.50)		93
Year ended 12/31/12	8.17	0.21	0.63	0.84	(0.33)	(0.03)	(0.36)	8.65	10.30	205	0.50		1.82		2.37		4
Class Y
Year ended 12/31/16	6.72	0.51	0.56	1.07	(0.57)	(0.02)	(0.59)	7.20	16.06	3,681	0.00	(e)	1.32	(e)	6.97	(e)	34
Year ended 12/31/15	8.01	0.34	(0.85)	(0.51)	(0.50)	(0.28)	(0.78)	6.72	(6.29)	2,412	0.00		1.06		4.22		22
Year ended 12/31/14	8.22	0.42	0.29	0.71	(0.65)	(0.27)	(0.92)	8.01	8.81	3,381	0.00		0.99		4.86		8
Year ended 12/31/13	8.69	0.00	0.22	0.22	(0.22)	(0.47)	(0.69)	8.22	2.68	1,941	0.00		1.06		0.00		93
Year ended 12/31/12	8.21	0.25	0.63	0.88	(0.37)	(0.03)	(0.40)	8.69	10.68	1,336	0.00		1.32		2.87		4
Class R5
Year ended 12/31/16	6.72	0.48	0.60	1.08	(0.57)	(0.02)	(0.59)	7.21	16.21	693	0.00	(e)	1.02	(e)	6.97	(e)	34
Year ended 12/31/15	8.00	0.34	(0.84)	(0.50)	(0.50)	(0.28)	(0.78)	6.72	(6.17)	8,058	0.00		0.77		4.22		22
Year ended 12/31/14	8.23	0.42	0.27	0.69	(0.65)	(0.27)	(0.92)	8.00	8.53	18,171	0.00		0.70		4.86		8
Year ended 12/31/13	8.70	0.00	0.22	0.22	(0.22)	(0.47)	(0.69)	8.23	2.68	14,065	0.00		0.81		0.00		93
Year ended 12/31/12	8.21	0.25	0.64	0.89	(0.37)	(0.03)	(0.40)	8.70	10.80	5,747	0.00		1.08		2.87		4
Class R6
Year ended 12/31/16	6.73	0.52	0.56	1.08	(0.57)	(0.02)	(0.59)	7.22	16.18	1,012	0.00	(e)	0.95	(e)	6.97	(e)	34
Year ended 12/31/15	8.01	0.33	(0.83)	(0.50)	(0.50)	(0.28)	(0.78)	6.73	(6.16)	523	0.00		0.69		4.22		22
Year ended 12/31/14	8.24	0.42	0.27	0.69	(0.65)	(0.27)	(0.92)	8.01	8.52	430	0.00		0.61		4.86		8
Year ended 12/31/13	8.71	0.00	0.22	0.22	(0.22)	(0.47)	(0.69)	8.24	2.67	290	0.00		0.72		0.00		93
Year ended 12/31/12(f)	9.06	0.07	(0.02)	0.05	(0.37)	(0.03)	(0.40)	8.71	0.52	10	0.00	(g)	0.99	(g)	2.87	(g)	4

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.91%, 1.09%, 1.10%, 1.11% and 1.11% for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $14,895, $1,123, $284, $4,661, $146, $3,684, $118, $2,268, $1,558 and $771 for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of September 24, 2012.
(g)	Annualized.

55                         Invesco Balanced-Risk Retirement Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of the Invesco Balanced-Risk Retirement Now Fund, Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Balanced-Risk Retirement Now Fund, Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund (five of the portfolios constituting the AIM Growth Series (Invesco Growth Series), each hereafter referred to as the “Fund”) as of December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

February 23, 2017

56                         Invesco Balanced-Risk Retirement Funds

Calculating your ongoing Fund expenses

Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016, through December 31, 2016.

In addition to the fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of the underlying funds in which the Funds invest. The amount of fees and expenses incurred indirectly by the Funds will vary because the underlying funds have varied expenses and fee levels and the Funds may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Funds. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Funds invest in. The effect of the estimated underlying fund expenses that the Funds bear indirectly are included in each Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Funds. If transaction costs and indirect expenses were included, your costs would have been higher.

Invesco Balanced-Risk Retirement Now Fund

Class	Beginning Account Value (07/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,007.40	$1.26	$1,023.88	$1.27	0.25%
AX	1,000.00	1,007.50	1.26	1,023.88	1.27	0.25
B	1,000.00	1,004.80	5.04	1,020.11	5.08	1.00
C	1,000.00	1,004.80	5.04	1,020.11	5.08	1.00
CX	1,000.00	1,004.80	5.04	1,020.11	5.08	1.00
R	1,000.00	1,006.60	2.52	1,022.62	2.54	0.50
RX	1,000.00	1,005.40	2.52	1,022.62	2.54	0.50
Y	1,000.00	1,007.10	0.00	1,025.14	0.00	0.00
R5	1,000.00	1,007.20	0.00	1,025.14	0.00	0.00
R6	1,000.00	1,007.10	0.00	1,025.14	0.00	0.00

57                         Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2020 Fund

Class	Beginning Account Value (07/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,009.40	$1.26	$1,023.88	$1.27	0.25%
AX	1,000.00	1,009.40	1.26	1,023.88	1.27	0.25
B	1,000.00	1,006.00	5.04	1,020.11	5.08	1.00
C	1,000.00	1,006.10	5.04	1,020.11	5.08	1.00
CX	1,000.00	1,004.90	5.04	1,020.11	5.08	1.00
R	1,000.00	1,006.80	2.52	1,022.62	2.54	0.50
RX	1,000.00	1,008.00	2.52	1,022.62	2.54	0.50
Y	1,000.00	1,009.60	0.00	1,025.14	0.00	0.00
R5	1,000.00	1,009.60	0.00	1,025.14	0.00	0.00
R6	1,000.00	1,009.60	0.00	1,025.14	0.00	0.00

Invesco Balanced-Risk Retirement 2030 Fund

Class	Beginning Account Value (07/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,011.50	$1.26	$1,023.88	$1.27	0.25%
AX	1,000.00	1,010.30	1.26	1,023.88	1.27	0.25
B	1,000.00	1,008.20	5.05	1,020.11	5.08	1.00
C	1,000.00	1,009.50	5.05	1,020.11	5.08	1.00
CX	1,000.00	1,009.50	5.05	1,020.11	5.08	1.00
R	1,000.00	1,011.10	2.53	1,022.62	2.54	0.50
RX	1,000.00	1,010.00	2.53	1,022.62	2.54	0.50
Y	1,000.00	1,012.80	0.00	1,025.14	0.00	0.00
R5	1,000.00	1,011.60	0.00	1,025.14	0.00	0.00
R6	1,000.00	1,012.80	0.00	1,025.14	0.00	0.00

Invesco Balanced-Risk Retirement 2040 Fund

Class	Beginning Account Value (07/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,011.90	$1.26	$1,023.88	$1.27	0.25%
AX	1,000.00	1,010.60	1.26	1,023.88	1.27	0.25
B	1,000.00	1,009.50	5.05	1,020.11	5.08	1.00
C	1,000.00	1,010.90	5.05	1,020.11	5.08	1.00
CX	1,000.00	1,009.60	5.05	1,020.11	5.08	1.00
R	1,000.00	1,011.90	2.53	1,022.62	2.54	0.50
RX	1,000.00	1,010.50	2.53	1,022.62	2.54	0.50
Y	1,000.00	1,013.00	0.00	1,025.14	0.00	0.00
R5	1,000.00	1,013.00	0.00	1,025.14	0.00	0.00
R6	1,000.00	1,013.00	0.00	1,025.14	0.00	0.00

58                         Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2050 Fund

Class	Beginning Account Value (07/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,013.30	$1.27	$1,023.88	$1.27	0.25%
AX	1,000.00	1,011.90	1.26	1,023.88	1.27	0.25
B	1,000.00	1,010.20	5.05	1,020.11	5.08	1.00
C	1,000.00	1,011.50	5.06	1,020.11	5.08	1.00
CX	1,000.00	1,010.20	5.05	1,020.11	5.08	1.00
R	1,000.00	1,012.10	2.53	1,022.62	2.54	0.50
RX	1,000.00	1,010.80	2.53	1,022.62	2.54	0.50
Y	1,000.00	1,012.90	0.00	1,025.14	0.00	0.00
R5	1,000.00	1,012.80	0.00	1,025.14	0.00	0.00
R6	1,000.00	1,012.80	0.00	1,025.14	0.00	0.00

[1]	The actual ending account value is based on the actual total return of the Funds for the period July 1, 2016, through December 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

59                         Invesco Balanced-Risk Retirement Funds

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Funds designate the following amounts or, if subsequently determined to be different, the maximum amount allowable for their fiscal year ended December 31, 2016:

Federal and State Income Tax
	Long Term Capital Gain Distributions	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*
Invesco Balanced-Risk Retirement Now Fund	$335,634	0.00%	0.00%	2.61%
Invesco Balanced-Risk Retirement 2020 Fund	345,190	0.00%	0.00%	2.58%
Invesco Balanced-Risk Retirement 2030 Fund	524,408	0.00%	0.00%	2.46%
Invesco Balanced-Risk Retirement 2040 Fund	734,366	0.00%	0.00%	2.23%
Invesco Balanced-Risk Retirement 2050 Fund	93,449	0.00%	0.00%	2.05%

*	The above percentages are based on ordinary income dividends paid to shareholders during each Fund’s fiscal year.

60                         Invesco Balanced-Risk Retirement Funds

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Balanced-Risk Retirement Funds

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	144	Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company) Member of the Audit Committee, Ferroglobe PLC (metallurgical company) and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation; Chairman of the Board, Denver Film Society
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	144	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

T-2                         Invesco Balanced-Risk Retirement Funds

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Senior Vice President	2004

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Senior Vice President, The Invesco Funds

Formerly: Director, Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Balanced-Risk Retirement Funds

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Balanced-Risk Retirement Funds

Explore High-Conviction Investing with Invesco

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-02699 and 002-57526 IBRR-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2016

Invesco Allocation Funds Invesco Conservative Allocation Fund Invesco Growth Allocation Fund Invesco Moderate Allocation Fund

Invesco Conservative Allocation Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/06

1  Source: FactSet Research Systems Inc.

2  Source(s): Invesco, FactSet Research Systems Inc.

3  Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.

Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

2	Invesco Allocation Funds

Average Annual Total Returns
As of 12/31/16, including maximum applicable sales charges

Class A Shares
Inception (4/29/05)	3.84%
10 Years	2.98
5 Years	3.80
1 Year	0.79

Class B Shares
Inception (4/29/05)	3.82%
10 Years	2.97
5 Years	3.86
1 Year	0.88

Class C Shares
Inception (4/29/05)	3.59%
10 Years	2.83
5 Years	4.20
1 Year	4.88

Class R Shares
Inception (4/29/05)	4.09%
10 Years	3.32
5 Years	4.71
1 Year	6.38

Class S Shares
10 Years	3.63%
5 Years	5.07
1 Year	6.73

Class Y Shares
10 Years	3.76%
5 Years	5.24
1 Year	6.90

Class R5 Shares
Inception (4/29/05)	4.64%
10 Years	3.86
5 Years	5.29
1 Year	7.03

Class S shares incepted on June 3, 2011. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class S, Class Y and Class R5 shares was 1.06%, 1.81%, 1.81%, 1.31%, 0.96%, 0.81% and 0.75%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class S, Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.55% for Invesco Conservative Allocation Fund.

3	Invesco Allocation Funds

Invesco Growth Allocation Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/06

1  Source: FactSet Research Systems Inc.

2  Lipper Inc.

3  Source(s): Invesco, FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.

Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Allocation Funds

Average Annual Total Returns
As of 12/31/16, including maximum applicable sales charges

Class A Shares
Inception (4/30/04)	4.97%
10 Years	2.43
5 Years	6.30
1 Year	3.10

Class B Shares
Inception (4/30/04)	4.96%
10 Years	2.38
5 Years	6.34
1 Year	3.23

Class C Shares
Inception (4/30/04)	4.66%
10 Years	2.24
5 Years	6.66
1 Year	7.23

Class R Shares
Inception (4/30/04)	5.19%
10 Years	2.76
5 Years	7.22
1 Year	8.82

Class S Shares
10 Years	3.08%
5 Years	7.58
1 Year	9.12

Class Y Shares
10 Years	3.22%
5 Years	7.74
1 Year	9.38

Class R5 Shares
Inception (4/30/04)	5.79%
10 Years	3.36
5 Years	7.86
1 Year	9.45

Class S shares incepted on September 25, 2009. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance.

Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class S, Class Y and Class R5 shares was 1.13%, 1.88%, 1.88%, 1.38%, 1.03%, 0.88% and 0.76%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class S, Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.60% for Invesco Growth Allocation Fund.

5	Invesco Allocation Funds

Invesco Moderate Allocation Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/06

1  Source: FactSet Research Systems Inc.

2  Source(s): Invesco, FactSet Research Systems Inc.

3  Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.

Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Allocation Funds

Average Annual Total Returns
As of 12/31/16, including maximum applicable sales charges

Class A Shares
Inception (4/30/04)	4.73%
10 Years	3.13
5 Years	5.08
1 Year	2.26

Class B Shares
Inception (4/30/04)	4.71%
10 Years	3.10
5 Years	5.16
1 Year	2.37

Class C Shares
Inception (4/30/04)	4.41%
10 Years	2.94
5 Years	5.48
1 Year	6.38

Class R Shares
Inception (4/30/04)	4.94%
10 Years	3.45
5 Years	6.00
1 Year	7.88

Class S Shares
10 Years	3.78%
5 Years	6.39
1 Year	8.33

Class Y Shares
10 Years	3.93%
5 Years	6.54
1 Year	8.48

Class R5 Shares
Inception (4/30/04)	5.47%
10 Years	3.98
5 Years	6.53
1 Year	8.53

Class S shares incepted on September 25, 2009. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance.

Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class S, Class Y and Class R5 shares was 1.05%, 1.80%, 1.80%, 1.30%, 0.95%, 0.80% and 0.74%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class S, Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.58% for Invesco Moderate Allocation Fund.

7	Invesco Allocation Funds

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

The reporting period began with significant stock market volatility in the US and abroad; this volatility was the result of investor uncertainty about global economic growth and monetary policy. After recovering, markets declined sharply following UK voters’ decision in June to leave the European Union. Relatively quickly, however, markets recovered, reaching record highs later in the summer. Demand was strong for income-producing investments, particularly those perceived to be lower risk; this benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive during the reporting period, news overseas was less upbeat. The European Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. After months of uncertainty, the surprise outcome of the US presidential election in November triggered a major stock market rally, with most market indexes reaching new record highs in December. As expected, the US Federal Reserve raised interest rates in December – its only rate increase during the reporting period and only its second increase since 2006. The Fed cited optimistic economic data for its decision, and Fed-watchers suggested that future rate increases might be announced more quickly than previously forecast.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.

8	Invesco Allocation Funds

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

9	Invesco Allocation Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Conservative Allocation Fund

For the year ended December 31, 2016, Class A shares of Invesco Conservative Allocation Fund (the Fund), at net asset value (NAV), had a positive return and outperformed the Fund’s style-specific index, the Custom Invesco Conservative Allocation Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/15 to 12/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	6.63%
Class B Shares	5.88
Class C Shares	5.88
Class R Shares	6.38
Class S Shares	6.73
Class Y Shares	6.90
Class R5 Shares	7.03
S&P 500 Index▼ (Broad Market Index)	11.96
Custom Invesco Conservative Allocation Index⬛ (Style-Specific Index)	4.53
Lipper Mixed-Asset Target Allocation Conservative Funds Index◆ (Peer Group Index)	6.28
Source(s): ▼FactSet Research Systems Inc.; ⬛Invesco, FactSet Research Systems Inc.; ◆Lipper Inc.

Market conditions and your Fund

During the year ended December 31, 2016, the US economy continued to expand. US gross domestic product showed the US economy grew by 3.5% in the third quarter.1 Employment data were mixed, with unemployment ending the year at 4.7%.2 Oil prices traded in a range from the high $20s to the low $50s during the reporting period.3 Major US stock market indexes posted gains for the reporting period, with most major market indexes hitting record highs; however, the markets were fairly volatile during the first half of the year.

Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China, falling oil prices and uncertainty over the US Federal Reserve’s (the Fed) monetary policy. Markets recovered in February and posted gains until June, when UK voters opted to leave the European Union, sending markets sharply lower.

Markets again recovered, and major US equity indexes hit record highs during the summer. Following the outcome of the US presidential election, a stock market rally sent major US equity market indexes to new record highs. The rally was led by financials, gaining on the belief that they might benefit from reduced federal regulation. Also in November, OPEC agreed to cut production for the first time in eight years, which helped support higher oil prices. The Fed raised interest rates by a quarter point in December 2016 – the only increase during the reporting period.4

Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a pre-defined level of risk. From an asset class perspective, our exposure to diversified fixed income and US equities through underlying funds were the largest contributors to Fund performance. Invesco

Equally-Weighted S&P 500 Fund provided greater access to mid-cap equities and was the largest contributor to Fund performance during the reporting period. Invesco Diversified Dividend Fund also contributed to Fund performance, benefiting from the rally in value stocks during the reporting period. Within our fixed income allocation, Invesco Core Plus Bond Fund was the largest contributor to Fund performance.

  The largest detractors from Fund performance were in part due to strategic changes that were made to underlying fund allocations early in the reporting period in connection with portfolio management changes and to allow for increased use of factor-based investments and access to the growing breadth and depth of Invesco’s investment capabilities. Specifically, Invesco Comstock Fund, Invesco Small Cap Equity Fund and Invesco Charter Fund were the largest detractors from Fund performance, as these funds posted negative returns and were removed as underlying holdings before equity markets recovered in February.

  Please note that some of the Fund’s underlying holdings – which include, but are not limited to, Invesco Balanced-Risk Allocation Fund – may use derivatives, including futures, which may create economic leverage in the underlying funds. Therefore, performance of these underlying funds, both positive and negative, can also be attributed to these instruments.

  Effective February 17, 2016, management of the Fund was transferred to Portfolio Managers Duy Nguyen and Jacob Borbidge, who are the Chief Investment Officer and the Head of Research, respectively, for the Invesco Global Solutions Development and Implementation Team. These changes consolidate all of Invesco’s traditional asset allocation funds of funds under one portfolio management team, which is specifically focused on building and managing global goal-oriented, multi-asset, multi-vehicle strategies. As part of

Portfolio Composition†
Asset Allocation	% of Total Investments as of 12/31/16*
Fixed Income	60.3%
U.S. Equities	23.7
Alternatives	10.0
International Equities	6.0

*Excluding money market funds.

Total Net Assets	$333.7 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2016.

†	Based on Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

Fund Nasdaq Symbols

Class A Shares	CAAMX
Class B Shares	CMBAX
Class C Shares	CACMX
Class R Shares	CMARX
Class S Shares	CMASX
Class Y Shares	CAAYX
Class R5 Shares	CMAIX

10	Invesco Allocation Funds

this transition, changes were made in the strategic allocations to underlying funds.

The Fund sold out of its holdings in the following underlying funds during the reporting period: Invesco Balanced-Risk Commodity Strategy Fund, Invesco Charter Fund, Invesco Comstock Fund, Invesco Developing Markets Fund, Invesco Macro Allocation Strategy Fund, Invesco Global Real Estate Fund, Invesco Multi-Asset Income Fund and Invesco Small Cap Equity Fund. The proceeds were used to establish positions in the following underlying funds: Invesco All Cap Market Neutral Fund, Invesco Equally-Weighted S&P 500 Fund, Invesco Global Real Estate Income Fund, Invesco Short Duration Inflation Protected Fund, Invesco Short Term Bond Fund, Invesco Quality Income Fund and PowerShares LadderRite 0-5 Year Corporate Bond Portfolio.

Thank you for investing in Invesco Conservative Allocation Fund.

1  Source: Bureau of Economic Analysis

2  Source: Bureau of Labor Statistics

3  Source: Thompson-Reuters

4  Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Duy Nguyen Chartered Financial Analyst, Portfolio Manager and Chief Investment Officer, Invesco Global
Solutions Development and Implementation Team, is manager of Invesco Conservative Allocation Fund. He joined Invesco in 2000. Mr. Nguyen earned a BBA from The University of Texas at Austin and an MS from the University of Houston.

Jacob Borbidge Chartered Financial Analyst, Portfolio Manager and Head of Research, Invesco Global Solutions
Development and Implementation Team, is manager of Invesco Conservative Allocation Fund. He joined Invesco in 2004. Mr. Borbidge earned a BS in mechanical engineering from Lehigh University and an MS in finance from the University of Houston.

Assisted by Invesco’s Global Solutions Development and Implementation Team

11	Invesco Allocation Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Growth Allocation Fund

For the year ended December 31, 2016, Class A shares of Invesco Growth Allocation Fund (the Fund), at net asset value (NAV), had a positive return and outperformed the Fund’s style-specific index, the Custom Invesco Growth Allocation Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/15 to 12/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	9.08%
Class B Shares	8.23
Class C Shares	8.23
Class R Shares	8.82
Class S Shares	9.12
Class Y Shares	9.38
Class R5 Shares	9.45
S&P 500 Index ▼ (Broad Market Index)	11.96
Custom Invesco Growth Allocation Index ⬛ (Style-Specific Index)	6.55
Lipper Mixed-Asset Target Allocation Growth Funds Index ◆ (Peer Group Index)	7.54
Source(s): ▼FactSet Research Systems Inc.; ⬛Invesco, FactSet Research Systems Inc.; ◆Lipper Inc.

Market conditions and your Fund

During the year ended December 31, 2016, the US economy continued to expand. US gross domestic product showed the US economy grew by 3.5% in the third quarter.1 Employment data were mixed, with unemployment ending the year at 4.7%.2 Oil prices traded in a range from the high $20s to the low $50s during the reporting period.3 Major US stock market indexes posted gains for the reporting period, with most major market indexes hitting record highs; however, the markets were fairly volatile during the first half of the year.

Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China, falling oil prices and uncertainty over the US Federal Reserve’s (the Fed) monetary policy. Markets recovered in February and posted gains until June, when UK voters opted to leave the European Union, sending markets sharply lower.

Markets again recovered, and major US equity indexes hit record highs during the summer. Following the outcome of the US presidential election, a stock market rally sent major US equity market indexes to new record highs. The rally was led by financials, gaining on the belief that they might benefit from reduced federal regulation. Also in November, OPEC agreed to cut production for the first time in eight years, which helped support higher oil prices. The Fed raised interest rates by a quarter point in December 2016 – the only increase during the reporting period.4

Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a predefined level of risk. From an asset class perspective, our exposure to US equities through underlying funds was the largest contributor to Fund performance. These were represented by Invesco Diversified Dividend Fund and Invesco Comstock Fund, which benefited from the rally in value stocks during the reporting period, particularly in the energy and financials sectors. Invesco Equally-Weighted S&P 500 Fund, which seeks to provide greater access to mid-cap equities, was the largest contributor to Fund performance.

  The largest detractors from Fund performance were in part due to strategic changes that were made to underlying fund allocations early in the reporting period in connection with portfolio management changes and to allow for increased use of factor-based investments and access to the growing breadth and depth of Invesco’s investment capabilities. Specifically, Invesco Growth and Income Fund, Invesco Charter Fund and Invesco Global Real Estate Fund were the largest detractors from Fund performance, as these funds posted negative returns and were removed as underlying holdings before equity markets recovered in February.

  Please note that some of the Fund’s underlying holdings – which include, but are not limited to, Invesco Balanced-Risk Allocation Fund – may use derivatives, including futures, which may create economic leverage in the underlying funds. Therefore, performance of these underlying funds, both positive and negative, can also be attributed to these instruments.

  Effective February 17, 2016, management of the Fund was transferred to Portfolio Managers Duy Nguyen and Jacob Borbidge, who are the Chief Investment Officer and the Head of Research, respectively, for the Invesco Global Solutions Development and Implementation Team. These changes consolidate all of Invesco’s traditional asset allocation funds of funds under one portfolio management team, which is specifically focused on building and managing global goal-oriented, multi-asset, multi-vehicle strategies. As part of this transition, changes were made in the strategic allocations to underlying funds.

Portfolio Composition†
Asset Allocation	% of Total Investments as of 12/31/16*
U.S. Equities	53.7%
International Equities	22.2
Fixed Income	13.0
Alternatives	11.1

*Excluding money market funds.

Total Net Assets	$1.02 billion

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2016.

†	Based on Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

Fund Nasdaq Symbols
Class A Shares	AADAX
Class B Shares	AAEBX
Class C Shares	AADCX
Class R Shares	AADRX
Class S Shares	AADSX
Class Y Shares	AADYX
Class R5 Shares	AADIX

12	Invesco Allocation Funds

The Fund sold out of its holdings in the following underlying funds during the reporting period: Invesco Balanced-Risk Commodity Strategy Fund, Invesco Charter Fund, Invesco Macro Allocation Strategy Fund, Invesco Global Real Estate Fund, and Invesco Growth and Income Fund. The proceeds were used to establish positions in the following underlying funds: Invesco All Cap Market Neutral Fund, Invesco Emerging Markets Flexible Bond Fund, Invesco Equally-Weighted S&P 500 Fund, Invesco Global Real Estate Income Fund, Invesco International Companies Fund, Invesco Long/Short Equity Fund, Invesco Low Volatility Emerging Markets Fund, Invesco Short Term Bond Fund, Invesco Quality Income Fund, PowerShares S&P MidCap Low Volatility Portfolio and PowerShares S&P SmallCap Low Volatility Portfolio.

Thank you for investing in Invesco Growth Allocation Fund.

1  Source: Bureau of Economic Analysis

2  Source: Bureau of Labor Statistics

3  Source: Thompson-Reuters

4  Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Duy Nguyen Chartered Financial Analyst, Portfolio Manager and Chief Investment Officer, Invesco Global

Solutions Development and Implementation Team, is manager of Invesco Growth Allocation Fund. He joined Invesco in 2000. Mr. Nguyen earned a BBA from The University of Texas at Austin and an MS from the University of Houston.
Jacob Borbidge Chartered Financial Analyst, Portfolio Manager and Head of Research, Invesco Global Solutions

Development and Implementation Team, is manager of Invesco Growth Allocation Fund. He joined Invesco in 2004. Mr. Borbidge earned a BS in mechanical engineering from Lehigh University and an MS in finance from the University of Houston.

Assisted by Invesco’s Global Solutions Development and Implementation Team

13	Invesco Allocation Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Moderate Allocation Fund

For the year ended December 31, 2016, Class A shares of Invesco Moderate Allocation Fund (the Fund), at net asset value (NAV), had a positive return and outperformed the Fund’s style-specific index, the Custom Invesco Moderate Allocation Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/15 to 12/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	8.22%
Class B Shares	7.37
Class C Shares	7.38
Class R Shares	7.88
Class S Shares	8.33
Class Y Shares	8.48
Class R5 Shares	8.53
S&P 500 Index▼ (Broad Market Index)	11.96
Custom Invesco Moderate Allocation Index ∎ (Style-Specific Index)	5.82
Lipper Mixed-Asset Target Allocation Moderate Funds Index◆ (Peer Group Index)	7.48
Source(s): ▼FactSet Research Systems Inc.; ∎Invesco, FactSet Research Systems Inc.; ◆Lipper Inc.

Market conditions and your Fund

During the year ended December 31, 2016, the US economy continued to expand. US gross domestic product showed the US economy grew by 3.5% in the third quarter.1 Employment data were mixed, with unemployment ending the year at 4.7%.2 Oil prices traded in a range from the high $20s to the low $50s during the reporting period.3 Major US stock market indexes posted gains for the reporting period, with most major market indexes hitting record highs; however, the markets were fairly volatile during the first half of the year.

Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China, falling oil prices and uncertainty over the US Federal Reserve’s (the Fed) monetary policy. Markets recovered in February and posted gains until June, when UK voters opted to leave the European Union, sending markets sharply lower. Markets again recovered, and major US equity indexes hit record highs during the summer. Following the outcome of the US presidential election, a stock market rally sent major US equity market indexes to new record highs. The rally was led by financials, gaining on the belief that they might benefit from reduced federal regulation. Also in November, OPEC agreed to cut production for the first time in eight years, which helped support higher oil prices. The Fed raised interest rates by a quarter point in December 2016 – the only increase during the reporting period.4

Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a predefined level of risk. From an asset class perspective, our exposure to US equities through underlying funds was the largest contributor to Fund performance. These were represented by Invesco Diversified Dividend Fund and Invesco Comstock

Fund, which benefited from the rally in value stocks during the reporting period, particularly in the energy and financials sectors. Invesco Equally-Weighted S&P 500 Fund provided greater access to mid-cap equities and was the largest contributor to Fund performance.

    The largest detractors from Fund performance were in part due to strategic changes that were made to underlying fund allocations early in the reporting period in connection with portfolio management changes and to allow for increased use of factor-based investments and access to the growing breadth and depth of Invesco’s investment capabilities. Specifically, Invesco Growth and Income Fund, Invesco Charter Fund and Invesco Global Real Estate Fund were the largest detractors from Fund performance, as these funds posted negative returns and were removed as underlying holdings before equity markets recovered in February.

    Please note that some of the Fund’s underlying holdings – which include, but are not limited to, Invesco Balanced-Risk Allocation Fund – may use derivatives, including futures, which may create economic leverage in the underlying funds. Therefore, performance of these underlying funds, both positive and negative, can also be attributed to these instruments.

    Effective February 17, 2016, management of the Fund was transferred to Portfolio Managers Duy Nguyen and Jacob Borbidge, who are the Chief Investment Officer and the Head of Research, respectively, for the Invesco Global Solutions Development and Implementation Team. These changes consolidate all of Invesco’s traditional asset allocation funds of funds under one portfolio management team, which is specifically focused on building and managing global goal-oriented, multi-asset, multi-vehicle strategies. As part of this transition, changes were made in the strategic allocations to underlying funds.

Portfolio Composition†
Asset Allocation	% of Total Investments as of 12/31/16*
U.S. Equities	40.9%
Fixed Income	33.9
International Equities	15.1
Alternatives	10.1
*Excluding money market funds.

Total Net Assets	$779.0 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2016.

†	Based on Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

Fund Nasdaq Symbols

Class A Shares	AMKAX
Class B Shares	AMKBX
Class C Shares	AMKCX
Class R Shares	AMKRX
Class S Shares	AMKSX
Class Y Shares	ABKYX
Class R5 Shares	AMLIX

14	Invesco Allocation Funds

The Fund sold out of its holdings in the following underlying funds during the reporting period: Invesco Balanced-Risk Commodity Strategy Fund, Invesco Charter Fund, Invesco Macro Allocation Strategy Fund, Invesco Global Real Estate Fund and Invesco Growth and Income Fund. The proceeds were used to establish positions in the following underlying funds: Invesco All Cap Market Neutral Fund, Invesco Equally-Weighted S&P 500 Fund, Invesco Global Real Estate Income Fund, Invesco International Companies Fund, Invesco Long/Short Equity Fund, Invesco Low Volatility Emerging Markets Fund, Invesco Short Duration Inflation Protected Fund, Invesco Short Term Bond Fund, Invesco Quality Income Fund, PowerShares S&P MidCap Low Volatility Portfolio and PowerShares S&P SmallCap Low Volatility Portfolio.

Thank you for investing in Invesco Moderate Allocation Fund.

1  Source: Bureau of Economic Analysis

2  Source: Bureau of Labor Statistics

3  Source: Thompson-Reuters

4  Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Duy Nguyen Chartered Financial Analyst, Portfolio Manager and Chief Investment Officer, Invesco Global

Solutions Development and Implementation Team, is manager of Invesco Moderate Allocation Fund. He joined Invesco in 2000. Mr. Nguyen earned a BBA from The University of Texas at Austin and an MS from the University of Houston.

Jacob Borbidge Chartered Financial Analyst, Portfolio Manager and Head of Research, Invesco Global Solutions

Development and Implementation Team, is manager of Invesco Moderate Allocation Fund. He joined Invesco in 2004. Mr. Borbidge earned a BS in mechanical engineering from Lehigh University and an MS in finance from the University of Houston.

Assisted by Invesco’s Global Solutions Development and Implementation Team

15	Invesco Allocation Funds

Invesco Conservative Allocation Fund’s investment objective is total return consistent with a lower level of risk relative to the broad stock market.

Invesco Growth Allocation Fund’s investment objective is long-term growth of capital consistent with a higher level of risk relative to the broad stock market.

Invesco Moderate Allocation Fund’s investment objective is total return consistent with a moderate level of risk relative to the broad stock market.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2016, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class S shares and Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

	Invesco Conservative Allocation Fund	Invesco Growth Allocation Fund	Invesco Moderate Allocation Fund
Active trading risk	x	x	x
Allocation risk	x	x	x
Bank loan risk	x		x
Borrowing risk	x		x
Cash/cash equivalents risk	x	x	x
Changing fixed income market conditions risk	x	x	x
Collateralized loan obligations risk	x	x	x
Commodities tax risk	x	x	x
Commodity-linked notes risk	x	x	x
Commodity risk	x	x	x
Convertible securities risk	x	x	x
Correlation risk	x	x	x
Credit linked notes risk	x	x	x
Debt securities risk	x	x	x
Defaulted securities risk	x		x
Depositary receipts risk	x	x	x
Derivatives risk	x	x	x
Dollar roll transactions risk	x		x
Emerging markets securities risk	x	x	x
Exchange-traded fund industry concentration risk	x	x	x
Exchange-traded funds risk	x	x	x
Exchange-traded notes risk	x	x	x
Financial services sector risk	x	x	x
Foreign currency tax risk	x	x	x
Foreign government debt risk	x	x	x
Foreign securities risk	x	x	x
Fund of funds risk	x	x	x
Geographic focus risk	x	x	x
Growth investing risk	x	x	x
High yield debt securities (junk bond) risk	x	x	x
Indexing risk	x	x	x

16	Invesco Allocation Funds

	Invesco Conservative Allocation Fund	Invesco Growth Allocation Fund	Invesco Moderate Allocation Fund
Inflation-indexed securities risk	x		x
Inflation-indexed securities tax risk	x		x
Investing in the European Union risk	x	x	x
Liquidity risk	x	x	x
Management risk	x	x	x
Market risk	x	x	x
Market trading risk	x	x	x
Mortgage- and asset-backed securities risk	x	x	x
Municipal securities risk	x	x	x
Non-diversification risk	x	x	x
Preferred securities risk	x	x	x
REIT risk/real estate risk	x	x	x
Sampling risk	x	x	x
Sector focus risk	x	x	x
Short position risk	x	x	x
Small- and mid-capitalization companies risks	x	x	x
Subsidiary risk	x	x	x
TBA transactions risk	x	x	x
US government obligations risk	x	x	x
Valuation risk	x	x	x
Valuation time risk	x	x	x
Value investing style risk	x	x	x
Volatility risk	x	x	x
When-issued, delayed delivery and forward commitment risks	x	x	x
Zero coupon or pay-in-kind securities risk	x	x	x

Principal risks defined

∎	Active trading risk. Certain underlying funds engage in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.
∎	Allocation risk. The Fund’s investment performance depends, in part, on how its assets are allocated among the underlying funds or asset classes. The Adviser’s evaluations and assumptions regarding the asset classes or the underlying funds in which the Fund invests may be incorrect, causing the Fund to be invested (or not invested) in one or more asset classes or underlying funds at an inopportune time, which could negatively affect the Fund’s performance.
∎	Bank loan risk. There are a number of risks associated with an investment in bank loans including, credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair an underlying fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to an underlying fund. As a result an underlying fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause an underlying fund to lose income or principal on a particular investment, which in turn could affect the underlying fund’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.

∎	Borrowing risk. Borrowing money to buy securities exposes an underlying fund to leverage and will cause an underlying fund’s share price to be more volatile because leverage will exaggerate the effect of any increase or decrease in the value of an underlying fund’s portfolio securities. Borrowing money may also require an underlying fund to liquidate positions when it may not be advantageous to do so. In addition, an underlying fund will incur interest expenses and other fees on borrowed money. There can be no assurance that an underlying fund’s

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE	continued on page 18

17	Invesco Allocation Funds

continued from page 17

borrowing strategy will enhance and not reduce the underlying fund’s returns.
∎	Cash/cash equivalents risk. In rising markets, holding cash or cash equivalents will negatively affect an underlying fund’s performance relative to its benchmark.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of an underlying fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and an underlying fund’s transaction costs.
∎	Collateralized loan obligations risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if an underlying fund invests in CLOs that hold loans of uncreditworthy borrowers or if an underlying fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.
∎	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of an underlying fund from certain commodity-linked derivatives was treated as non-qualifying income, an underlying fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of an underlying fund’s use of commodity-linked notes or a wholly-owned subsidiary (which guidance might be applied to the underlying fund retroactively), it could, among other consequences, limit the underlying fund’s ability to pursue its investment strategy.

∎	Commodity-linked notes risk. In addition to risks associated with the underlying commodities, investments in commodity-linked notes may be subject to additional risks, such as non-payment of interest and loss of principal, counterparty risk, lack of a secondary market and risk of greater volatility than traditional equity and debt securities. The value of the commodity-linked notes an underlying fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, certain commodity-linked notes employ “economic” leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and an underlying fund to the extent it invests in such notes.
∎	Commodity risk. An underlying fund may have investment exposure tithe commodities markets and/or a particular sector of the commodities markets, which may subject an underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. Volatility in the commodities markets may be caused by changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds, and factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, or supply and demand disruptions. Because an underlying fund’s performance may be linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of an underlying fund’s shares.
∎	Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss.
∎	Correlation risk. Because an underlying fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, across different countries and investments, to the extent either the asset classes or the selected countries and investments become correlated in a way not anticipated an underlying fund’s adviser, an underlying fund’s risk allocation process may result in magnified risks and loss instead of balancing (reducing) the risk of loss.
∎	Credit linked notes risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and, in some cases, foreign currency risk. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security. Credit linked notes may be less liquid than other investments and therefore harder to dispose of at the desired time and price. In addition, credit linked notes may be leveraged and, as a result, small changes in the value of the underlying reference obligation may produce disproportionate losses to an underlying fund.
∎	Debt securities risk. The prices of debt securities held by an underlying fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and

18	Invesco Allocation Funds

higher quality debt securities. Falling interest rates will cause an underlying fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce an underlying fund’s distributable income because interest payments on floating rate debt instruments held by an underlying fund will decline. An underlying fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Defaulted securities risk. Defaulted securities pose a greater risk that principal will not be repaid than non-defaulted securities. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
∎	Depositary receipts risk. Investing in depositary receipts involve the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. An underlying fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on(and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the underlying fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the underlying fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the underlying fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the underlying fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the underlying fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the underlying fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for certain underlying funds than most other mutual funds because certain underlying funds will implement their investment strategy primarily through derivative instruments rather than direct investments in stocks/bonds.

∎	Dollar roll transactions risk. Dollar roll transactions occur in connection with TBA transactions and involve the risk that the market value of the securities an underlying fund is required to purchase may decline below the agreed upon purchase price of those securities. Dollar roll transactions add a form of leverage to an underlying fund’s portfolio, which may make the Fund’s returns more volatile and increase the risk of loss. In addition, dollar roll transactions may increase an underlying fund’s portfolio turnover, which may result in increased brokerage costs and may lower an underlying fund’s actual return.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

∎	Exchange-traded fund industry concentration risk. In following its methodology, an underlying exchange-traded fund’s underlying index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that an underlying fund’s underlying index concentrates in the securities of issuers in a particular industry or sector, an underlying fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, an underlying fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which an underlying fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.
∎	Exchange-traded funds risk. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted by the listing exchange; (4) a passively-managed exchange-traded fund may not track the performance of the reference asset; and (5) a passively managed exchange-traded fund may hold

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19	Invesco Allocation Funds

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troubled securities. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund or an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange-traded funds in which the Fund or an underlying fund may invest are leveraged, which may result in economic leverage, permitting the Fund or an underlying fund to gain exposure that is greater than would be the case in an unlevered instrument, and potentially resulting in greater volatility.

∎	Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, counterparty risk, and the risk that the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets. An underlying fund will bear its proportionate share of any fees and expenses borne by an exchange-traded note in which it invests. For certain exchange-traded notes, there may be restrictions on an underlying fund’s right to redeem its investment in an exchange-traded note, which is meant to be held until maturity.
∎	Financial services sector risk. An underlying fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Financial services companies are subject to extensive government regulation and are disproportionately affected by unstable interest rates, each of which could adversely affect the profitability of such companies. Financial services companies may also have concentrated portfolios, which makes them especially vulnerable to unstable economic conditions.
∎	Foreign currency tax risk. If the US Treasury Department were to exercise its authority to issue regulations that exclude from the definition of “qualifying income” foreign currency gains not directly related to an underlying fund’s business of investing in securities, the underlying fund may be unable to qualify as a regulated investment company for one or more years. In this event, the underlying fund’s Board of Trustees may authorize a significant change in investment strategy or other action.
∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and an underlying fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
∎	Foreign securities risk. An underlying fund’s foreign investments maybe adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which an underlying fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless an underlying fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an underlying fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Fund of funds risk. The Fund’s performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund include the risks associated with investments in the underlying funds. The Fund will indirectly pay a proportional share of the fees and expenses of the underlying funds in which it invests. There are risks that the Fund will vary from its target weightings (if any) in the underlying funds, that the underlying funds will not achieve their investment objectives, that the underlying funds’ performance may be lower than their represented asset classes, and that the Fund may withdraw its investments in an underlying fund at a disadvantageous time.
∎	Geographic focus risk. An underlying fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on an underlying fund’s investment performance.
∎	Growth investing risk. Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can be more volatile.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject an underlying fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Indexing risk. An underlying fund is operated as a passively managed index fund and, therefore, the adverse performance of a particular security necessarily will not result in the elimination of the security from the underlying fund’s portfolio. Ordinarily, the underlying fund’s adviser will not sell the underlying fund’s portfolio securities except to reflect additions or deletions of the securities that comprise the underlying fund’s underlying index, or as may be necessary to raise cash to pay underlying fund shareholders who sell underlying fund shares. As such, the underlying fund will be negatively affected by declines in the securities represented by its underlying index. Also, there is no guarantee that the underlying fund’s adviser will be able to correlate the underlying fund’s performance with that of its underlying index.
∎	Inflation-indexed securities risk. The values of inflation-indexed securities generally fluctuate in response to changes in real interest rates, and an

20	Invesco Allocation Funds

underlying fund’s income from its investments in these securities is likely to fluctuate considerably more than the income distributions of its investments in more traditional fixed income securities.
∎	Inflation-indexed securities tax risk. Any increase in the principal amount of an inflation-indexed security may be included for tax purposes in an underlying fund’s gross income, even though no cash attributable touch gross income has been received by the underlying fund. In such event, the underlying fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, the underlying fund may be required to raise cash by selling portfolio investments. The sale of such investments could result in capital gains to the underlying fund and additional capital gain distributions to the Fund. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by an underlying fund may cause amounts previously distributed to the Fund in the taxable year as income to be characterized as a return of capital, which could increase or decrease the Fund’s ordinary income distributions to you, and may cause some of the Fund’s distributed income to be classified as a return of capita
∎	Investing in the European Union risk. Investments in certain countries in the European Union are susceptible to high economic risks associated with high levels of debt, such as investments in sovereign debt of Greece, Italy and Spain. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. Separately, the European Union faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the European Union, such as the United Kingdom (UK) which has announced its intention to exit, would place its currency and banking system in jeopardy. The exit by the UK or other member states will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Fund’s investments.
∎	Liquidity risk. An underlying fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the an underlying fund’s securities become illiquid, an underlying fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.

∎	Management risk. An underlying fund is actively managed and depends heavily on an underlying fund’s adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for an underlying fund’s portfolio. An underlying fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of an underlying fund and, therefore, the ability of the underlying fund to achieve its investment objective.
∎	Market risk. The market values of an underlying fund’s investments, and therefore the value of an underlying fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by an underlying fund will rise in value.
∎	Market trading risk. An underlying exchange-traded fund faces numerous market trading risks, including the potential lack of an active market for its shares, losses from trading in secondary markets, and disruption in the creation/ redemption process of an underlying fund. Any of these factors may lead to an underlying fund’s shares trading at a premium or discount to an underlying fund’s net asset value (NAV).
∎	Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in an underlying fund reinvesting these early payments at lower interest rates, thereby reducing an underlying fund ’s income. Mortgage-and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and an underlying fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool will adversely affect the value of mortgage-backed securities and will result in losses to an underlying fund. An underlying fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.

∎	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and an underlying fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
∎	Non-diversification risk. An underlying fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of an underlying fund more than would occur in a diversified fund.

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21	Invesco Allocation Funds

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∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	REIT risk/real estate risk. An underlying fund concentrates its investments in the securities of real estate and real estate related companies. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to an underlying fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid than larger companies. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults on certain types of debt obligations, an underlying fund may own real estate directly, which involves additional risks such as environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.
∎	Sampling risk. An underlying fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in its underlying index and in the underlying fund holding securities not included in its underlying index. As a result, an adverse development respecting an issuer of securities held by the underlying fund could result in a greater decline in the underlying fund’s NAV than would be the case if all of the securities in its underlying index were held. An underlying fund’s use of a representative sampling approach may also include the risk that it may not track the return of its underlying index as well as it would have if the underlying fund held all of the securities in its underlying index.
∎	Sector focus risk. An underlying fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, an underlying fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that an underlying fund will lose significant value if conditions adversely affect that sector or group of industries.

∎	Short position risk. Because an underlying fund’s potential loss on a short position arises from increases in the value of the asset sold short, the underlying fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent an underlying fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, an underlying fund’s short positions will cause the underlying fund to underperform the overall market and its peers that do not engage in shorting. If an underlying fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the underlying fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of an underlying fund’s returns.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
∎	Subsidiary risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in this prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which an underlying fund and the Subsidiary, respectively, are organized, could result in the inability of an underlying fund and/or the Subsidiary to operate as described in this prospectus and the SAI, and could negatively affect an underlying fund and its shareholders.

∎	TBA transactions risk. TBA transactions involve the risk of loss if the securities received are less favorable than what was anticipated by an underlying fund when entering into the TBA transaction, or if the counterparty fails to deliver the securities. When an underlying fund enters into a short sale of a TBA mortgage it does not own, an underlying fund may have to purchase deliverable mortgages to settle the short sale at a higher price than anticipated, thereby causing a loss. As there is no limit on how much the price of mortgage securities can increase, an underlying fund’s exposure is unlimited. An underlying fund may not always be able to purchase mortgage securities to close out the short position at a particular time or at an acceptable price. In addition, taking short positions results in a form of leverage, which could increase the volatility of an underlying fund’s share price.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect an underlying fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	Valuation risk. Financial information related to securities of non-US issuers may be less reliable than information related to securities of US issuers, which may make it difficult to obtain a current price for a non-US security held by an underlying fund. In certain circumstances, market quotations may not be readily available for some underlying fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Underlying fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject

22	Invesco Allocation Funds

to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that an underlying fund could sell a portfolio security for the value established for it at any time, and it is possible that an underlying fund would incur a loss because a security is sold at a discount to its established value.

∎	Valuation time risk. An underlying exchange-traded fund may invest in securities of foreign issuers and, because foreign exchanges may be open on days when an underlying fund does not price its shares, the value of the non-US securities in an underlying fund’s portfolio may change on days when investors are not able to purchase or sell an underlying fund’s shares. As a result, trading spreads and the resulting premium or discount on an underlying fund’s shares may widen, and, therefore, increase the difference between the market price of an underlying fund’s shares and the net asset value (“NAV”) of such shares.
∎	Value investing style risk. A value investing style subjects an underlying fund to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.
∎	Volatility risk. Although an underlying fund’s investment strategy targets a specific volatility level, certain of an underlying fund’s investments may appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject an underlying fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because an underlying fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on an underlying fund because an underlying fund commits to purchase securities that it does not have to pay for until a later date, which increases an underlying fund’s overall investment exposure and, as a result, its volatility.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Custom Invesco Conservative Allocation Index, created by Invesco to serve as a benchmark for Invesco Conservative Allocation Fund, is composed of the following indexes: S&P 500 Index, MSCI EAFE Index and Bloomberg Barclays U.S. Aggregate Index. The composition may change based on the Fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the Fund’s objective.
∎	The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.
∎	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎	The Custom Invesco Growth Allocation Index, created by Invesco to serve as a benchmark for Invesco Growth Allocation Fund, is composed of the following indexes: S&P 500 Index, MSCI EAFE Index and Bloomberg Barclays U.S. Aggregate Index. The composition of the index may change based on the Fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the Fund’s objective.
∎	The Lipper Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index considered representative of mixed-asset target allocation growth funds tracked by Lipper.
∎	The Custom Invesco Moderate Allocation Index, created by Invesco to serve as a benchmark for Invesco Moderate Allocation Fund, is composed of the following indexes: S&P 500 Index, MSCI EAFE Index and Bloomberg Barclays U.S. Aggregate Index. The composition of the index may change based on the Fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the Fund’s objective.
∎	The Lipper Mixed-Asset Target Allocation Moderate Funds Index is an unmanaged index considered representative of mixed-asset target allocation moderate funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

23	Invesco Allocation Funds

Schedule of Investments

December 31, 2016

Invesco Conservative Allocation Fund

Schedule of Investments in Affiliated Issuers–100.12%(a)

	% of Net Assets 12/31/16	Value 12/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)		Dividend Income	Shares 12/31/16	Value 12/31/16
Asset Allocation Funds–4.50%
Invesco Balanced-Risk Allocation Fund–Class R6	4.50%	$20,937,181	$1,216,681	$(7,615,472)	$993,696	$81,955		$604,446	1,409,944	$15,001,805
Invesco Balanced-Risk Commodity Strategy Fund–Class R6	0.00%	13,849,776	24,941	(13,652,591)	6,004,697	(6,226,823)		—	—	—
Invesco Macro Allocation Strategy Fund–Class R6(b)	0.00%	11,198,248	—	(11,353,818)	752,784	(597,214)		—	—	—
Total Asset Allocation Funds		45,985,205	1,241,622	(32,621,881)	7,751,177	(6,742,082)		604,446		15,001,805

Domestic Equity Funds–26.12%
Invesco All Cap Market Neutral Fund–Class R6(c)	2.46%	—	9,506,280	(1,309,080)	82,840	(50,555)		—	780,348	8,224,865
Invesco American Franchise Fund–Class R6(c)	2.48%	6,922,665	2,701,115	(1,524,238)	159,976	345,031		—	495,976	8,282,796
Invesco Charter Fund–Class R6	0.00%	10,368,368	337,898	(10,242,765)	(1,062,831)	599,330		—	—	—
Invesco Comstock Fund–Class R6	0.00%	6,809,923	519,085	(6,665,246)	(1,965,347)	1,301,585		—	—	—
Invesco Diversified Dividend Fund–Class R6	6.91%	13,607,081	11,231,828	(4,222,384)	1,548,070	1,460,296		495,247	1,194,465	23,053,184
Invesco Endeavor Fund–Class R6(c)	2.00%	7,079,537	621,955	(2,208,336)	1,293,686	74,608		—	334,350	6,663,596
Invesco Equally-Weighted S&P 500 Fund–Class R6	5.88%	—	20,562,295	(4,750,950)	3,255,842	609,255		269,009	372,949	19,617,100
Invesco Growth and Income Fund–Class R6	3.92%	9,071,483	6,246,558	(4,303,020)	1,619,453	1,148,195		293,413	495,866	13,080,947
Invesco Small Cap Equity Fund–Class R6(c)	0.00%	5,913,314	471,992	(5,801,317)	(1,000,650)	416,661		—	—	—
PowerShares Russell Top 200 Pure Growth Portfolio–ETF	2.47%	6,650,790	2,645,661	(1,169,662)	1,497	120,914		76,134	245,585	8,249,200
Total Domestic Equity Funds		66,423,161	54,844,667	(42,196,998)	3,932,536	6,025,320		1,133,803		87,171,688

Fixed-Income Funds–60.16%
Invesco Core Plus Bond Fund–Class R6	18.11%	86,251,088	2,935,398	(29,910,832)	1,783,000	(556,311)		2,255,370	5,651,767	60,417,386
Invesco Emerging Market Flexible Bond Fund–Class R6(d)	4.95%	11,207,553	6,407,504	(1,293,844)	1,310,171	(493,686)		52,566	2,556,931	16,517,772
Invesco Floating Rate Fund–Class R6	5.04%	19,008,982	869,621	(4,028,469)	1,259,950	(283,350)		869,087	2,222,818	16,826,734
Invesco High Yield Fund–Class R6	5.99%	16,976,252	5,011,274	(3,252,206)	1,450,794	(143,921)		1,153,164	4,828,817	19,991,301
Invesco Multi-Asset Income Fund–Class R6(e)	0.00%	13,938,135	59,980	(13,657,474)	370,286	(710,927)		119,607	—	—
Invesco Quality Income Fund–Class R5(f)	8.02%	—	29,038,223	(1,750,178)	(537,085)	2,477		870,240	2,201,929	26,753,437
Invesco Short Duration Inflation Protected Fund–Class R6	5.03%	—	17,563,788	(947,713)	172,029	7,022		259,730	1,594,979	16,795,126
Invesco Short Term Bond Fund–Class R6	4.02%	—	14,046,530	(778,837)	157,247	4,328		238,628	1,563,361	13,429,268
PowerShares 1-30 Laddered Treasury Portfolio–ETF	6.01%	43,622,658	1,046,706	(25,563,287)	(2,224,822)	3,167,258		465,096	628,825	20,048,513
PowerShares LadderRite 0-5 Year Corporate Bond Portfolio–ETF	2.99%	—	10,477,996	(515,436)	11,976	(2,023)		151,007	402,442	9,972,513
Total Fixed-Income Funds		191,004,668	87,457,020	(81,698,276)	3,753,546	990,867		6,434,495		200,752,050

Foreign Equity Funds–6.03%
Invesco Developing Markets Fund–Class R6	0.00%	10,973,904	249,989	(10,853,508)	2,243,713	(2,614,098)		—	—	—
Invesco International Growth Fund–Class R6	3.03%	12,834,472	950,148	(3,371,920)	(369,908)	63,409		170,021	328,443	10,106,201
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio–ETF	3.00%	13,547,552	935,538	(4,581,100)	501,469	(414,220)		341,342	266,025	9,989,239
Total Foreign Equity Funds		37,355,928	2,135,675	(18,806,528)	2,375,274	(2,964,909)		511,363		20,095,440

Real Estate Funds–3.04%
Invesco Global Real Estate Fund–Class R6	0.00%	6,806,080	180,715	(6,567,211)	(1,364,035)	944,451		—	—	—
Invesco Global Real Estate Income Fund–Class R6	3.04%	—	10,834,440	(914,697)	191,154	46,924		494,641	1,172,958	10,157,821
Total Real Estate Funds		6,806,080	11,015,155	(7,481,908)	(1,172,881)	991,375		494,641		10,157,821

Money Market Funds–0.27%
Government & Agency Portfolio–Institutional Class, 0.43%(i)	0.16%	—	7,566,440	(7,018,142)	—	—		468	548,298	548,298
Liquid Assets Portfolio–Institutional Class	0.00%	536,385	12,862,961	(13,399,346)	—	158		1,841	—	—
Premier Portfolio–Institutional Class	0.00%	536,385	12,862,961	(13,399,346)	—	—		1,656	—	—
Treasury Portfolio–Institutional Class, 0.37%(i)	0.11%	—	5,044,294	(4,678,762)	—	—		254	365,532	365,532
Total Money Market Funds		1,072,770	38,336,656	(38,495,596)	—	158		4,219		913,830
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $309,108,783)	100.12%	$348,647,812	$195,030,795	$(221,301,187)	$16,639,652 (g)	$(1,699,271	)(h)	$9,182,967		$334,092,634
OTHER ASSETS LESS LIABILITIES	(0.12)%									(391,615)
NET ASSETS	100.00%									$333,701,019

Investment Abbreviations:

ETF – Exchange Traded Fund

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Allocation Funds

Schedule of Investments—(continued)

December 31, 2016

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Effective July 27, 2016, Invesco Global Markets Strategy Fund was renamed as Invesco Macro Allocation Strategy Fund.
(c)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.
(d)	Effective February 26, 2016, Invesco Emerging Market Local Currency Debt Fund was renamed as Invesco Emerging Markets Flexible Bond Fund.
(e)	Effective July 27, 2016, Invesco Premium Income Fund was renamed as Invesco Multi-Asset Income Fund.
(f)	Effective June 20, 2016, Invesco U.S. Mortgage Fund was renamed as Invesco Quality Income Fund.
(g)	Includes $619,926 and $50,892 of return of capital received from Invesco Emerging Markets Flexible Bond Fund and Invesco High Yield Fund, respectively.
(h)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Balanced-Risk Allocation Fund	$612,236
Invesco All Cap Market Neutral Fund	4,620
Invesco American Franchise Fund	321,753
Invesco Diversified Dividend Fund	571,707
Invesco Endeavor Fund	197,854
Invesco Equally-Weighted S&P 500 Fund	59,342
Invesco Growth and Income Fund	701,722
Invesco Core Plus Bond Fund	84,957
Liquid Assets Portfolio	158

(i)	The rate shown is the 7-day SEC standardized yield as of December 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Allocation Funds

Schedule of Investments—(continued)

December 31, 2016

Invesco Growth Allocation Fund

Schedule of Investments in Affiliated Issuers–100.15%(a)

	% of Net Assets 12/31/16	Value 12/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)		Dividend Income	Shares 12/31/16	Value 12/31/16
Asset Allocation Funds–4.53%
Invesco Balanced-Risk Allocation Fund–Class R6	4.53%	$84,358,134	$4,634,816	$(43,718,339)	$1,193,218	$1,673,287		$1,832,470	4,350,097	$46,285,029
Invesco Balanced-Risk Commodity Strategy Fund–Class R6	0.00%	62,563,308	—	(61,551,168)	27,103,897	(28,116,037)		—	—	—
Invesco Macro Allocation Strategy Fund–Class R6(b)	0.00%	56,894,489	—	(57,660,679)	3,779,147	(3,012,957)		—	—	—
Total Asset Allocation Funds		203,815,931	4,634,816	(162,930,186)	32,076,262	(29,455,707)		1,832,470		46,285,029

Domestic Equity Funds–57.46%
Invesco All Cap Market Neutral Fund–Class R6(c)	3.98%	—	46,974,962	(6,409,306)	147,462	(21,389)		—	3,858,573	40,669,361
Invesco American Franchise Fund–Class R6(c)	5.92%	46,606,573	21,834,510	(9,664,656)	172,881	3,813,083		—	3,619,000	60,437,305
Invesco Charter Fund–Class R6	0.00%	69,225,515	273,357	(66,376,856)	(3,636,962)	514,946		—	—	—
Invesco Comstock Fund–Class R6	5.91%	45,854,032	22,411,422	(15,108,953)	1,703,686	8,893,484		1,612,185	2,556,098	60,426,150
Invesco Diversified Dividend Fund–Class R6	11.44%	91,258,419	30,381,533	(15,998,194)	7,456,398	6,640,432		2,410,712	6,056,395	116,888,431
Invesco Endeavor Fund–Class R6(c)	2.50%	47,803,441	1,984,557	(26,715,939)	4,912,444	(1,727,179)		—	1,279,924	25,508,878
Invesco Equally-Weighted S&P 500 Fund–Class R6	9.89%	—	98,983,421	(16,573,266)	16,473,694	2,495,011		1,361,829	1,921,643	101,078,445
Invesco Growth and Income Fund–Class R6	0.00%	60,925,247	2,048,159	(57,409,512)	(9,693,176)	4,129,282		—	—	—
Invesco Long/Short Equity Fund–Class R6(c)	2.96%	—	31,455,972	(4,570,866)	3,120,748	478,907		—	2,575,775	30,291,114
Invesco Small Cap Equity Fund–Class R6(c)	2.97%	39,611,427	3,897,217	(14,542,419)	1,570,282	1,194,904		—	1,941,371	30,304,804
PowerShares Russell Top 200 Pure Growth Portfolio–ETF	5.90%	44,648,440	20,164,482	(5,595,411)	(59,719)	1,127,054		546,664	1,794,726	60,284,846
PowerShares S&P Midcap Low Volatility Portfolio–ETF	3.00%	—	29,629,168	(4,770,671)	5,236,818	547,042		551,705	754,552	30,642,357
PowerShares S&P Smallcap Low Volatility Portfolio–ETF	2.99%	—	29,599,381	(7,881,367)	7,601,296	1,273,293		658,556	704,574	30,592,603
Total Domestic Equity Funds		445,933,094	339,638,141	(251,617,416)	35,005,852	29,358,870		7,141,651		587,124,294

Fixed-Income Funds–12.99%
Invesco Core Plus Bond Fund–Class R6	4.03%	31,977,872	12,483,646	(3,982,896)	677,169	65,964		1,341,875	3,850,778	41,164,816
Invesco Emerging Markets Flexible Bond Fund–Class R6(d)	1.96%	—	20,069,385	(387,773)	816,817	11,178		196,723	3,104,300	20,053,776
Invesco Quality Income Fund–Class R5(e)	2.53%	—	28,473,438	(2,163,772)	(493,349)	6,511		800,791	2,125,336	25,822,828
Invesco Short Term Bond Fund–Class R6	1.96%	—	20,743,377	(970,867)	216,222	11,356		350,772	2,328,299	20,000,088
PowerShares 1-30 Laddered Treasury Portfolio–ETF	2.51%	63,557,172	3,275,296	(42,672,755)	(2,877,373)	4,434,212		599,782	806,604	25,716,552
Total Fixed-Income Funds		95,535,044	85,045,142	(50,178,063)	(1,660,514)	4,529,221		3,289,943		132,758,060

Foreign Equity Funds–22.06%
Invesco Developing Markets Fund–Class R6	2.52%	73,776,038	2,805,673	(53,844,167)	16,656,732	(13,628,837)		324,557	888,770	25,765,439
Invesco International Companies Fund–Class R6	2.99%	—	32,859,493	(5,065,882)	2,033,322	1,732,796		336,944	3,008,214	30,533,372
Invesco International Growth Fund–Class R6	8.05%	86,244,090	6,472,310	(8,784,382)	(2,052,164)	320,656		1,368,661	2,671,450	82,200,510
Invesco Low Volatility Emerging Markets Fund–Class R6	2.51%	—	27,761,147	(4,985,275)	2,098,084	1,712,409		384,973	3,274,060	25,635,894
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio–ETF	5.99%	90,966,288	6,735,389	(36,104,848)	3,561,454	(3,953,811)		2,041,839	1,629,946	61,204,472
Total Foreign Equity Funds		250,986,416	76,634,012	(108,784,554)	22,297,428	(13,816,787)		4,456,974		225,339,687

Real Estate Funds–2.53%
Invesco Global Real Estate Fund–Class R6	0.00%	45,833,383	180,019	(43,209,854)	(9,797,973)	6,994,425		—	—	—
Invesco Global Real Estate Income Fund–Class R6	2.53%	—	26,384,513	(1,088,115)	475,532	57,679		1,221,456	2,982,634	25,829,609
Total Real Estate Funds		45,833,383	26,564,532	(44,297,969)	(9,322,441)	7,052,104		1,221,456		25,829,609

Money Market Funds–0.58%
Government & Agency Portfolio–Institutional Class, 0.43%(h)	0.35%	—	19,941,031	(16,366,088)	—	—		1,258	3,574,943	3,574,943
Liquid Assets Portfolio–Institutional Class	0.00%	1,343,234	45,223,197	(46,566,431)	—	587		5,923	—	—
Premier Portfolio–Institutional Class	0.00%	1,343,235	45,223,196	(46,566,431)	—	—		5,300	—	—
Treasury Portfolio–Institutional Class, 0.37%(h)	0.23%	—	12,985,157	(10,601,862)	—	—		913	2,383,295	2,383,295
Total Money Market Funds		2,686,469	123,372,581	(120,100,812)	—	587		13,394		5,958,238
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $865,186,944)	100.15%	$1,044,790,337	$655,889,224	$(737,909,000)	$78,396,587 (f)	$(2,331,712	)(g)	$17,955,888		$1,023,294,917
OTHER ASSETS LESS LIABILITIES	(0.15)%									(1,582,656)
NET ASSETS	100.00%									$1,021,712,261

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Allocation Funds

Schedule of Investments—(continued)

December 31, 2016

Investment Abbreviations:

ETF – Exchange Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Effective July 27, 2016, Invesco Global Markets Strategy Fund was renamed as Invesco Macro Allocation Strategy Fund.
(c)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.
(d)	Effective February 26, 2016, Invesco Emerging Market Local Currency Debt Fund was renamed as Invesco Emerging Markets Flexible Bond Fund.
(e)	Effective June 20, 2016, Invesco U.S. Mortgage Fund was renamed as Invesco Quality Income Fund.
(f)	Includes $455,831 of return of capital received from Invesco Emerging Markets Flexible Bond Fund.
(g)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Balanced-Risk Allocation Fund	$1,856,087
Invesco All Cap Market Neutral Fund	22,368
Invesco American Franchise Fund	2,325,086
Invesco Comstock Fund	3,327,521
Invesco Diversified Dividend Fund	2,850,157
Invesco Endeavor Fund	748,446
Invesco Equally-Weighted S&P 500 Fund	300,415
Invesco Long/Short Equity Fund	193,647
Invesco Small Cap Equity Fund	1,426,607
Invesco Core Plus Bond Fund	56,939
Invesco International Companies Fund	1,026,357
Invesco Low Volatility Emerging Markets Fund	950,471
Liquid Assets Portfolio	587

(h)	The rate shown is the 7-day SEC standardized yield as of December 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Allocation Funds

Schedule of Investments—(continued)

December 31, 2016

Invesco Moderate Allocation Fund

Schedule of Investments in Affiliated Issuers–100.10%(a)

	% of Net Assets 12/31/16	Value 12/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)		Dividend Income	Shares 12/31/16	Value 12/31/16
Asset Allocation Funds–4.52%
Invesco Balanced-Risk Allocation Fund–Class R6	4.52%	$58,328,063	$2,806,541	$(26,912,334)	$2,145,053	$262,181		$1,394,286	3,309,892	$35,217,249
Invesco Balanced-Risk Commodity Strategy Fund–Class R6	0.00%	41,270,230	—	(40,601,999)	18,452,482	(19,120,713)		—	—	—
Invesco Macro Allocation Strategy Fund–Class R6(b)	0.00%	35,107,819	—	(35,586,426)	2,315,483	(1,836,876)		—	—	—
Total Asset Allocation Funds		134,706,112	2,806,541	(103,100,759)	22,913,018	(20,695,408)		1,394,286		35,217,249

Domestic Equity Funds–43.70%
Invesco All Cap Market Neutral Fund–Class R6(c)	2.99%	—	27,345,113	(4,147,769)	296,420	(198,647)		—	2,208,948	23,282,312
Invesco American Franchise Fund–Class R6(c)	4.45%	27,380,193	12,488,048	(6,219,685)	630,447	1,710,154		—	2,074,828	34,649,626
Invesco Charter Fund–Class R6	0.00%	41,041,950	704,501	(39,895,095)	(3,190,271)	1,338,915		—	—	—
Invesco Comstock Fund–Class R6	4.45%	27,140,839	13,547,771	(10,328,218)	1,826,076	4,365,578		938,899	1,465,450	34,643,233
Invesco Diversified Dividend Fund–Class R6	9.48%	54,098,409	24,829,656	(12,561,437)	4,052,634	5,190,340		1,550,023	3,824,478	73,812,420
Invesco Endeavor Fund–Class R6(c)	2.00%	28,127,897	1,656,569	(15,863,376)	2,517,560	(375,077)		—	782,554	15,596,298
Invesco Equally-Weighted S&P 500 Fund–Class R6	7.93%	—	62,853,070	(12,843,355)	10,148,763	1,838,865		835,039	1,175,155	61,813,136
Invesco Growth and Income Fund–Class R6	0.00%	35,947,748	1,839,188	(34,481,956)	(6,659,897)	3,354,917		—	—	—
Invesco Long/Short Equity Fund–Class R6(c)	1.99%	—	16,380,983	(2,648,954)	1,631,014	229,290		—	1,317,461	15,493,345
Invesco Small Cap Equity Fund–Class R6(c)	1.98%	23,506,332	2,462,669	(10,987,599)	340,974	857,192		—	989,349	15,443,734
PowerShares Russell Top 200 Pure Growth Portfolio–ETF	4.43%	26,431,657	12,399,375	(5,024,642)	(314,341)	995,241		317,632	1,026,713	34,487,290
PowerShares S&P Midcap Low Volatility Portfolio–ETF	2.00%	—	15,769,743	(3,221,620)	2,665,998	385,520		284,500	384,133	15,599,641
PowerShares S&P Smallcap Low Volatility Portfolio–ETF	2.00%	—	15,753,901	(4,802,314)	3,873,718	765,080		340,472	359,060	15,590,385
Total Domestic Equity Funds		263,675,025	208,030,587	(163,026,020)	17,819,095	20,457,368		4,266,565		340,411,420

Fixed-Income Funds–33.77%
Invesco Core Plus Bond Fund–Class R6	9.95%	92,602,620	4,155,033	(20,696,606)	3,011,252	(1,435,879)		2,797,816	7,252,330	77,527,403
Invesco Emerging Market Flexible Bond Fund–Class R6(d)	2.98%	24,694,269	1,209,073	(2,875,685)	2,154,531	(917,959)		—	3,594,773	23,222,233
Invesco Floating Rate Fund–Class R6	2.01%	25,349,045	857,433	(11,173,899)	2,723,093	(2,078,152)		837,223	2,071,007	15,677,520
Invesco High Yield Fund–Class R6	3.53%	33,187,525	1,924,619	(8,991,010)	2,342,738	(916,278)		1,619,492	6,631,662	27,455,082
Invesco Quality Income Fund–Class R5(e)	4.98%	—	43,106,276	(3,519,369)	(777,700)	4,291		1,259,277	3,194,526	38,813,498
Invesco Short Duration Inflation Protected Fund–Class R6	2.47%	—	20,302,154	(1,239,596)	199,584	7,026		298,107	1,829,930	19,269,168
Invesco Short Term Bond Fund–Class R6	2.97%	—	24,364,247	(1,515,974)	269,136	7,233		412,428	2,692,042	23,124,642
PowerShares 1-30 Laddered Treasury Portfolio–ETF	4.88%	75,291,696	3,528,946	(42,227,820)	(2,922,608)	4,296,136		863,622	1,190,821	37,966,350
Total Fixed-Income Funds		251,125,155	99,447,781	(92,239,959)	7,000,026	(1,033,582)		8,087,965		263,055,896

Foreign Equity Funds–15.01%
Invesco Developing Markets Fund–Class R6	1.53%	43,694,135	1,484,598	(34,439,848)	9,876,409	(8,742,547)		149,842	409,546	11,872,747
Invesco International Companies Fund–Class R6	1.98%	—	17,242,895	(3,284,436)	1,073,847	933,852		170,461	1,521,864	15,446,921
Invesco International Growth Fund–Class R6	5.04%	51,014,331	4,477,535	(15,050,283)	(2,252,015)	1,082,751		656,795	1,276,318	39,272,319
Invesco Low Volatility Emerging Markets Fund–Class R6	1.51%	—	13,125,891	(2,740,744)	994,293	810,476		176,511	1,501,165	11,754,123
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio–ETF	4.95%	53,823,174	5,550,355	(21,176,861)	2,265,801	(1,897,605)		1,316,120	1,027,027	38,564,864
Total Foreign Equity Funds		148,531,640	41,881,274	(76,692,172)	11,958,335	(7,813,073)		2,469,729		116,910,974

Real Estate Funds–2.53%
Invesco Global Real Estate Fund–Class R6	0.00%	27,029,949	357,817	(25,722,550)	(5,360,473)	3,695,257		—	—	—
Invesco Global Real Estate Income Fund–Class R6	2.53%	—	20,752,283	(1,452,805)	376,542	66,858		952,872	2,279,778	19,742,878
Total Real Estate Funds		27,029,949	21,110,100	(27,175,355)	(4,983,931)	3,762,115		952,872		19,742,878

Money Market Funds–0.57%
Government & Agency Portfolio–Institutional Class, 0.43%(h)	0.34%	—	15,772,292	(13,098,684)	—	—		1,077	2,673,608	2,673,608
Liquid Assets Portfolio–Institutional Class	0.00%	2,191,692	32,808,013	(34,999,705)	—	392		3,936	—	—
Premier Portfolio–Institutional Class	0.00%	2,191,692	32,808,013	(34,999,705)	—	—		3,527	—	—
Treasury Portfolio–Institutional Class, 0.37%(h)	0.23%	—	10,514,862	(8,732,456)	—	—		582	1,782,406	1,782,406
Total Money Market Funds		4,383,384	91,903,180	(91,830,550)	—	392		9,122		4,456,014
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $682,937,379)	100.10%	$829,451,265	$465,179,463	$(554,064,815)	$54,706,543 (f)	$(5,322,188	)(g)	$17,180,539		$779,794,431
OTHER ASSETS LESS LIABILITIES	(0.10)%									(777,084)
NET ASSETS	100.00%									$779,017,347

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Allocation Funds

Schedule of Investments—(continued)

December 31, 2016

Investment Abbreviations:

ETF – Exchange Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Effective July 27, 2016, Invesco Global Markets Strategy Fund was renamed as Invesco Macro Allocation Strategy Fund.
(c)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.
(d)	Effective February 26, 2016, Invesco Emerging Market Local Currency Debt Fund was renamed as Invesco Emerging Markets Flexible Bond Fund.
(e)	Effective June 20, 2016, Invesco U.S. Mortgage Fund was renamed as Invesco Quality Income Fund.
(f)	Includes $1,041,996 and $92,512 of return of capital received from Invesco Emerging Markets Flexible Bond Fund and Invesco High Yield Fund, respectively.
(g)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Balanced-Risk Allocation Fund	$1,412,255
Invesco All Cap Market Neutral Fund	12,805
Invesco American Franchise Fund	1,339,531
Invesco Comstock Fund	1,908,813
Invesco Diversified Dividend Fund	1,797,182
Invesco Endeavor Fund	467,275
Invesco Equally-Weighted S&P 500 Fund	184,207
Invesco Long/Short Equity Fund	98,988
Invesco Small Cap Equity Fund	735,834
Invesco Core Plus Bond Fund	109,017
Invesco International Companies Fund	519,237
Invesco Low Volatility Emerging Markets Fund	435,793
Liquid Assets Portfolio	392

(h)	The rate shown is the 7-day SEC standardized yield as of December 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Allocation Funds

Statement of Assets and Liabilities

December 31, 2016

	Invesco Conservative Allocation Fund	Invesco Growth Allocation Fund	Invesco Moderate Allocation Fund
Assets:
Investments in affiliated underlying funds, at value	$334,092,634	$1,023,294,917	$779,794,431
Receivable for:
Fund shares sold	377,143	583,260	902,015
Dividends from affiliated underlying funds	—	997	208
Investment for trustee deferred compensation and retirement plans	86,305	195,708	138,832
Other assets	30,930	51,613	40,600
Total assets	334,587,012	1,024,126,495	780,876,086

Liabilities:
Payable for:
Fund shares reacquired	536,583	1,413,266	1,203,293
Accrued fees to affiliates	217,655	709,906	449,278
Accrued trustees’ and officer’s fees and benefits	173	233	583
Accrued operating expenses	35,343	72,155	48,818
Trustee deferred compensation and retirement plans	96,239	218,674	156,767
Total liabilities	885,993	2,414,234	1,858,739
Net assets applicable to shares outstanding	$333,701,019	$1,021,712,261	$779,017,347

Net assets consist of:
Shares of beneficial interest	$317,571,375	$983,285,547	$700,423,684
Undistributed net investment income	2,147,510	4,215,970	4,755,977
Undistributed net realized gain (loss)	(11,001,717)	(123,897,229)	(23,019,366)
Net unrealized appreciation	24,983,851	158,107,973	96,857,052
	$333,701,019	$1,021,712,261	$779,017,347

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco Allocation Funds

Statement of Assets and Liabilities—(continued)

December 31, 2016

	Invesco Conservative Allocation Fund	Invesco Growth Allocation Fund	Invesco Moderate Allocation Fund
Net Assets:
Class A	$239,625,973	$793,402,665	$580,921,614
Class B	$6,691,968	$31,674,617	$17,530,831
Class C	$70,906,028	$144,076,596	$130,220,492
Class R	$9,533,935	$22,386,287	$17,278,544
Class S	$2,162,143	$23,343,795	$27,440,803
Class Y	$4,766,575	$6,815,948	$5,611,279
Class R5	$14,397	$12,353	$13,784

Shares outstanding, no par value, unlimited number of shares authorized:
Class A	21,527,412	56,195,692	46,206,020
Class B	608,570	2,264,797	1,404,358
Class C	6,435,673	10,294,742	10,438,042
Class R	859,703	1,589,265	1,377,310
Class S	194,008	1,655,169	2,183,565
Class Y	428,653	483,838	445,722
Class R5	1,288	872	1,091
Class A:
Net asset value per share	$11.13	$14.12	$12.57
Maximum offering price per share (Net asset value of ÷ 94.50%)	$11.78	$14.94	$13.30
Class B:
Net asset value and offering price per share	$11.00	$13.99	$12.48
Class C:
Net asset value and offering price per share	$11.02	$14.00	$12.48
Class R:
Net asset value and offering price per share	$11.09	$14.09	$12.55
Class S:
Net asset value and offering price per share	$11.14	$14.10	$12.57
Class Y:
Net asset value and offering price per share	$11.12	$14.09	$12.59
Class R5:
Net asset value and offering price per share	$11.18	$14.17	$12.63
Cost of Investments in affiliated issuers	$309,108,783	$865,186,944	$682,937,379

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                         Invesco Allocation Funds

Statement of Operations

For the year ended December 31, 2016

	Invesco Conservative Allocation Fund	Invesco Growth Allocation Fund	Invesco Moderate Allocation Fund
Investment income:
Dividends from affiliated underlying funds	$9,182,967	$17,955,888	$17,180,539
Other income	4,618	14,677	5,217
Total investment income	9,187,585	17,970,565	17,185,756

Expenses:
Administrative services fees	109,531	265,707	214,455
Custodian fees	—	—	2,234
Distribution fees:
Class A	616,083	1,961,394	1,479,471
Class B	87,931	425,642	238,938
Class C	732,466	1,461,813	1,372,997
Class R	52,453	114,873	85,523
Class S	3,259	34,399	40,549
Transfer agent fees — A, B, C, R, S and Y	539,703	2,359,988	1,317,664
Transfer agent fees — R5	14	12	13
Trustees’ and officers’ fees and benefits	24,622	36,044	32,742
Registration and filing fees	97,892	119,137	116,935
Reports to shareholders	49,060	136,103	89,464
Professional services fees	36,532	42,958	42,714
Other	20,940	29,587	29,694
Total expenses	2,370,486	6,987,657	5,063,393
Less: Expense offset arrangement(s)	(3,817)	(18,542)	(11,722)
Net expenses	2,366,669	6,969,115	5,051,671
Net investment income	6,820,916	11,001,450	12,134,085

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Net realized gain (loss) on sales of affiliated underlying fund shares	(4,253,620)	(17,416,400)	(14,343,517)
Net realized gain from distributions of affiliated underlying fund shares	2,554,349	15,084,688	9,021,329
	(1,699,271)	(2,331,712)	(5,322,188)
Change in net unrealized appreciation of affiliated underlying fund shares	16,639,652	78,396,587	54,706,543
Net gain from affiliated underlying funds	14,940,381	76,064,875	49,384,355
Net increase in net assets resulting from operations	$21,761,297	$87,066,325	$61,518,440

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32                         Invesco Allocation Funds

Statement of Changes in Net Assets

For the years ended December 31, 2016 and 2015

	Invesco Conservative Allocation Fund		Invesco Growth Allocation Fund		Invesco Moderate Allocation Fund
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income	$6,820,916	$7,511,999	$11,001,450	$11,185,043	$12,134,085	$13,532,876
Net realized gain (loss)	(1,699,271)	5,871,705	(2,331,712)	38,065,817	(5,322,188)	23,755,363
Change in net unrealized appreciation (depreciation)	16,639,652	(25,428,302)	78,396,587	(101,965,284)	54,706,543	(74,816,865)
Net increase (decrease) in net assets resulting from operations	21,761,297	(12,044,598)	87,066,325	(52,714,424)	61,518,440	(37,528,626)

Distributions to shareholders from net investment income:
Class A	(4,985,465)	(6,742,578)	(8,850,706)	(12,346,545)	(10,829,903)	(11,722,416)
Class B	(107,981)	(242,674)	(111,549)	(408,633)	(231,080)	(390,814)
Class C	(927,697)	(1,457,594)	(483,592)	(1,085,963)	(1,464,238)	(1,632,778)
Class R	(185,141)	(261,117)	(191,262)	(312,236)	(268,686)	(309,254)
Class S	(46,163)	(66,316)	(284,212)	(391,210)	(528,350)	(566,627)
Class Y	(106,582)	(127,478)	(89,859)	(103,789)	(105,862)	(123,120)
Class R5	(329)	(639)	(185)	(228)	(292)	(1,635)
Total distributions from net investment income	(6,359,358)	(8,898,396)	(10,011,365)	(14,648,604)	(13,428,411)	(14,746,644)

Distributions to shareholders from net realized gains:
Class A	(1,084,344)	—	—	—	—	—
Class B	(31,471)	—	—	—	—	—
Class C	(322,347)	—	—	—	—	—
Class R	(42,835)	—	—	—	—	—
Class S	(9,687)	—	—	—	—	—
Class Y	(21,489)	—	—	—	—	—
Class R5	(64)	—	—	—	—	—
Total distributions from net realized gains	(1,512,237)	—	—	—	—	—

Share transactions–net:
Class A	(16,779,366)	4,677,085	(53,511,520)	(12,517,751)	(62,092,336)	(13,541,254)
Class B	(4,601,745)	(5,609,263)	(25,865,182)	(33,523,507)	(14,325,982)	(16,343,994)
Class C	(5,662,676)	939,532	(16,060,403)	(10,031,047)	(19,947,206)	(3,863,828)
Class R	(1,353,553)	859,487	(3,663,622)	599,359	(1,561,838)	(2,127,538)
Class S	(151,042)	(161,423)	(1,616,593)	(3,626,463)	(1,311,199)	(3,019,352)
Class Y	93,102	893,453	763,803	(64,969)	540,723	(1,716,293)
Class R5	595	(12,438)	—	(361,345)	—	(146,457)
Net increase (decrease) in net assets resulting from share transactions	(28,454,685)	1,586,433	(99,953,517)	(59,525,723)	(98,697,838)	(40,758,716)
Net increase (decrease) in net assets	(14,564,983)	(19,356,561)	(22,898,557)	(126,888,751)	(50,607,809)	(93,033,986)

Net assets:
Beginning of year	348,266,002	367,622,563	1,044,610,818	1,171,499,569	829,625,156	922,659,142
End of year*	$333,701,019	$348,266,002	$1,021,712,261	$1,044,610,818	$779,017,347	$829,625,156
* Includes accumulated undistributed net investment income	$2,147,510	$1,373,105	$4,215,970	$(20,371)	$4,755,977	$4,183,066

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33                         Invesco Allocation Funds

Notes to Financial Statements

December 31, 2016

NOTE 1—Significant Accounting Policies

AIM Growth Series (Invesco Growth Series) (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate series portfolios (each constituting a “Fund”), each authorized to issue an unlimited number of shares of beneficial interest. The Funds covered in this report, each a series portfolio of the Trust, are Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund and Invesco Moderate Allocation Fund (collectively, the “Funds”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The investment objectives of the Funds are: total return consistent with a lower level of risk relative to the broad stock market for Invesco Conservative Allocation Fund, long-term growth of capital consistent with a higher level of risk relative to the broad stock market for Invesco Growth Allocation Fund, and total return consistent with a moderate level of risk relative to the broad stock market for Invesco Moderate Allocation Fund.

Each Fund is a “fund of funds,” in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (“Invesco”) and exchange-traded funds advised by Invesco PowerShares Capital Management LLC (“PowerShares Capital”), an affiliate of Invesco. Invesco and PowerShares Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change each Fund’s asset class allocations, the underlying funds or target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

Each Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class S, Class Y and Class R5. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class S, Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

A.	Security Valuations — Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end-of-day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Funds as a result of having the same investment adviser are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events

34                         Invesco Allocation Funds

occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Funds may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of each Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

The Funds allocate income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Invesco Conservative Allocation Fund and Invesco Moderate Allocation Fund generally declare and pay dividends from net investment income, if any, quarterly. Invesco Growth Allocation Fund generally declares and pays dividends from net investment income, if any, annually. Distributions from net realized capital gains, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Funds may elect to treat a portion of the proceeds from redemptions as distributions for federal tax purposes.
D.	Federal Income Taxes — The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Funds’ taxable earnings to shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Each Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, each Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.	Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Funds and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within Note 11.

Fees provided for under the Rule 12b-1 plan of a particular class of each Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, each Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts, including each Fund’s servicing agreements, that contain a variety of indemnification clauses. Each Fund’s maximum

35                         Invesco Allocation Funds

exposure under these arrangements is unknown as this would involve future claims that may be made against such Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Funds do not pay an advisory fee. However, each Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Invesco has contractually agreed, through June 30, 2017, to reimburse expenses to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class S, Class Y and Class R5 shares for each Fund as shown in the following table (the “expense limits”):

	Class A	Class B	Class C	Class R	Class S	Class Y	Class R5
Invesco Conservative Allocation Fund	1.50%	2.25%	2.25%	1.75%	1.40%	1.25%	1.25%
Invesco Growth Allocation Fund	2.00%	2.75%	2.75%	2.25%	1.90%	1.75%	1.75%
Invesco Moderate Allocation Fund	1.50%	2.25%	2.25%	1.75%	1.40%	1.25%	1.25%

In determining Invesco’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which each Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to such Fund. For the year ended December 31, 2016, expenses incurred under the agreement are shown in the Statements of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which each Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to each Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class S, Class Y and Class R5 shares of each Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund’s Class A, Class B, Class C, Class R and Class S shares (collectively, the “Plans”). Each Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares and 0.15% of the average daily net assets of Class S shares. Of the Plan payments, up to 0.25% of the average daily net assets of Class A, Class B, Class C and Class R shares and 0.15% of the average daily net assets of Class S shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of each Fund. For the year ended December 31, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Funds. Front-end sales commissions are deducted from proceeds from the sales of each Fund’s shares prior to investment in Class A shares of the Funds. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2016, IDI advised the Funds that IDI retained the following in front-end sales commissions from the sale of Class A shares and received the following in CDSC imposed on redemptions by shareholders:

	Front End Sales Charges	Contingent Deferred Sales Charges
	Class A	Class A	Class B	Class C
Invesco Conservative Allocation Fund	$74,563	$3,526	$1,376	$2,784
Invesco Growth Allocation Fund	229,134	1,717	4,713	6,806
Invesco Moderate Allocation Fund	144,214	4,770	1,675	7,524

The underlying Invesco Funds pay no distribution fees for Class R6 shares and the Funds pay no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

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NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect each Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2016, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2016, the Funds received credits from these arrangements, which resulted in the reduction of the Funds’ total expenses of:

Transfer Agent Credits
Invesco Conservative Allocation Fund	$3,817
Invesco Growth Allocation Fund	18,542
Invesco Moderate Allocation Fund	11,722

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by each Fund to pay remuneration to certain Trustees and Officers of such Fund. Trustees have the option to defer compensation payable by the Funds, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by each Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Funds may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by each Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Funds.

NOTE 6—Cash Balances

The Funds are permitted to temporarily carry a negative or overdrawn balance in their account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statements of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

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NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2016 and 2015:

	2016			2015
	Ordinary Income	Long-term Capital Gain	Total Distributions	Ordinary Income
Invesco Conservative Allocation Fund	$6,379,122	$1,492,473	$7,871,595	$8,898,396
Invesco Growth Allocation Fund	10,011,365	—	10,011,365	14,648,604
Invesco Moderate Allocation Fund	13,428,411	—	13,428,411	14,746,644

Tax Components of Net Assets at Period-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation- Investments	Temporary Book/Tax Differences	Capital Loss Carryforward	Shares of Beneficial Interest	Total Net Assets
Invesco Conservative Allocation Fund	$2,241,769	$17,865,901	$(94,259)	$(3,883,767)	$317,571,375	$333,701,019
Invesco Growth Allocation Fund	4,432,406	153,428,086	(216,436)	(119,217,342)	983,285,547	1,021,712,261
Invesco Moderate Allocation Fund	4,911,524	86,825,684	(155,547)	(12,987,998)	700,423,684	779,017,347

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds net unrealized appreciation differences are attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Funds temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have a capital loss carryforward as of December 31, 2016 which expires as follows:

	Invesco Conservative Allocation Fund			Invesco Growth Allocation Fund			Invesco Moderate Allocation Fund
Expiration*	Short-Term	Long-Term	Total	Short-Term	Long-Term	Total	Short-Term	Long-Term	Total
December 31, 2017	$—	$—	$—	$68,133,243	$—	$68,133,243	$—	$—	$—
December 31, 2018	605,392	—	605,392	36,295,095	—	36,295,095	2,363,085	—	2,363,085
Not Subject to Expiration	272,110	3,006,265	3,278,375	—	14,789,004	14,789,004	—	10,624,913	10,624,913

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities purchased and sold by each Fund and aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes are as follows:

	For the year ended December 31, 2016*		At December 31, 2016
			Federal Tax Cost**	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation
	Purchases	Sales
Invesco Conservative Allocation Fund	$156,694,139	$182,805,591	$316,226,733	$21,594,822	$(3,728,921)	$17,865,901
Invesco Growth Allocation Fund	532,516,643	617,808,188	869,866,831	155,399,018	(1,970,932)	153,428,086
Invesco Moderate Allocation Fund	373,276,283	462,234,265	692,968,747	94,294,695	(7,469,011)	86,825,684

*	Excludes U.S. Treasury obligations and money market funds, if any.
**	Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions from underlying funds, on December 31, 2016. These reclassifications had no effect on the net assets of each Fund.

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Invesco Conservative Allocation Fund	$312,847	$(312,847)	$—
Invesco Growth Allocation Fund	3,246,256	775,132	(4,021,388)
Invesco Moderate Allocation Fund	1,867,237	(1,867,237)	—

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NOTE 10—Share Information

Invesco Conservative Allocation Fund

	Summary of Share Activity
	Years ended December 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	2,982,770	$32,646,884	3,935,776	$44,164,937
Class B	34,767	372,008	48,099	534,514
Class C	1,345,953	14,547,988	1,942,557	21,628,487
Class R	229,698	2,488,146	342,677	3,844,273
Class S	4,040	44,186	14,353	163,404
Class Y	169,667	1,870,979	232,574	2,614,537
Class R5	48	515	44	506

Issued as reinvestment of dividends:
Class A	519,024	5,724,631	573,368	6,289,432
Class B	12,213	132,968	21,453	232,485
Class C	109,035	1,191,282	126,289	1,367,300
Class R	19,544	214,926	23,920	261,117
Class S	5,058	55,850	6,029	66,316
Class Y	9,707	106,969	10,099	110,597
Class R5	9	100	8	89

Automatic conversion of Class B shares to Class A shares:
Class A	288,887	3,150,066	287,110	3,238,748
Class B	(292,563)	(3,150,066)	(290,800)	(3,238,748)

Reacquired:
Class A	(5,308,660)	(58,300,947)	(4,368,035)	(49,016,032)
Class B	(181,524)	(1,956,655)	(281,646)	(3,137,514)
Class C	(1,971,949)	(21,401,946)	(1,987,833)	(22,056,255)
Class R	(369,845)	(4,056,625)	(289,608)	(3,245,903)
Class S	(22,953)	(251,078)	(34,801)	(391,143)
Class Y	(171,683)	(1,884,846)	(163,352)	(1,831,681)
Class R5	(2)	(20)	(1,204)	(13,033)
Net increase (decrease) in share activity	(2,588,759)	$(28,454,685)	147,077	$1,586,433

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 31% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

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NOTE 10—Share Information—(continued)

Invesco Growth Allocation Fund

	Summary of Share Activity
	Years ended December 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	4,899,029	$65,695,541	6,562,828	$90,717,917
Class B	45,474	604,129	96,019	1,315,996
Class C	1,431,219	18,972,651	1,790,689	24,482,728
Class R	318,704	4,249,338	370,505	5,104,417
Class S	62,833	838,636	85,140	1,180,564
Class Y	216,691	2,956,796	123,906	1,714,171
Class R5	—	—	593	8,430

Issued as reinvestment of dividends:
Class A	610,183	8,627,989	912,010	11,992,939
Class B	7,871	110,273	30,891	402,510
Class C	33,693	472,383	81,154	1,058,252
Class R	13,564	191,258	23,793	312,169
Class S	20,128	284,212	29,772	391,210
Class Y	5,842	82,370	6,865	90,070

Automatic conversion of Class B shares to Class A shares:
Class A	1,430,461	19,238,490	1,586,721	22,145,153
Class B	(1,449,150)	(19,238,490)	(1,608,681)	(22,145,153)

Reacquired:
Class A	(10,905,547)	(147,073,540)	(9,906,443)	(137,373,760)
Class B	(554,420)	(7,341,094)	(956,709)	(13,096,860)
Class C	(2,662,828)	(35,505,437)	(2,600,579)	(35,572,027)
Class R	(609,913)	(8,104,218)	(346,992)	(4,817,227)
Class S	(204,477)	(2,739,441)	(375,176)	(5,198,237)
Class Y	(171,785)	(2,275,363)	(135,244)	(1,869,210)
Class R5	—	—	(26,393)	(369,775)
Net increase (decrease) in share activity	(7,462,428)	$(99,953,517)	(4,255,331)	$(59,525,723)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 27% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

40                         Invesco Allocation Funds

NOTE 10—Share Information—(continued)

Invesco Moderate Allocation Fund

	Summary of Share Activity
	Years ended December 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	4,344,787	$52,750,014	6,236,048	$77,470,511
Class B	67,072	814,413	43,283	539,081
Class C	1,627,026	19,515,581	2,411,935	29,809,828
Class R	359,119	4,360,614	274,520	3,388,891
Class S	74,183	896,533	88,703	1,106,872
Class Y	232,739	2,867,295	146,140	1,817,575
Class R5	—	—	3,733	47,854

Issued as reinvestment of dividends:
Class A	838,550	10,372,697	919,671	11,178,739
Class B	18,323	225,042	31,583	380,112
Class C	113,415	1,396,047	129,721	1,555,516
Class R	21,501	265,618	25,231	305,884
Class S	42,697	527,910	46,557	566,089
Class Y	6,473	80,219	7,727	94,393
Class R5	—	—	108	1,387

Automatic conversion of Class B shares to Class A shares:
Class A	803,388	9,754,811	761,465	9,558,310
Class B	(809,589)	(9,754,811)	(767,331)	(9,558,310)

Reacquired:
Class A	(11,111,688)	(134,969,858)	(8,979,165)	(111,748,814)
Class B	(464,491)	(5,610,626)	(620,980)	(7,704,877)
Class C	(3,384,773)	(40,858,834)	(2,853,701)	(35,229,172)
Class R	(516,631)	(6,188,070)	(468,629)	(5,822,313)
Class S	(226,215)	(2,735,642)	(375,257)	(4,692,313)
Class Y	(197,545)	(2,406,791)	(295,120)	(3,628,261)
Class R5	—	—	(15,375)	(195,698)
Net increase (decrease) in share activity	(8,161,659)	$(98,697,838)	(3,249,133)	$(40,758,716)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 24% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

41                         Invesco Allocation Funds

NOTE 11—Financial Highlights

The following schedules present financial highlights for a share of each Fund outstanding throughout the periods indicated.

Invesco Conservative Allocation Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expense reimbursements(c)		Ratio of expenses to average net assets without fee waivers and/or expense reimbursements		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/16	$10.70	$0.23	$0.47	$0.70	$(0.22)	$(0.05)	$(0.27)	$11.13	6.63%	$239,626	0.50	%(e)	0.50	%(e)	2.16	%(e)	45%
Year ended 12/31/15	11.34	0.26	(0.60)	(0.34)	(0.30)	—	(0.30)	10.70	(3.07)	246,518	0.51		0.51		2.24		12
Year ended 12/31/14	11.08	0.27	0.28	0.55	(0.29)	—	(0.29)	11.34	5.01	256,587	0.50		0.50		2.40		7
Year ended 12/31/13	10.70	0.23	0.37	0.60	(0.22)	—	(0.22)	11.08	5.58	243,852	0.50		0.50		2.06		20
Year ended 12/31/12	9.95	0.27	0.85	1.12	(0.37)	—	(0.37)	10.70	11.28	228,512	0.46		0.49		2.55		9
Class B
Year ended 12/31/16	10.57	0.15	0.47	0.62	(0.14)	(0.05)	(0.19)	11.00	5.88	6,692	1.25	(e)	1.25	(e)	1.41	(e)	45
Year ended 12/31/15	11.21	0.17	(0.60)	(0.43)	(0.21)	—	(0.21)	10.57	(3.87)	10,945	1.26		1.26		1.49		12
Year ended 12/31/14	10.94	0.19	0.28	0.47	(0.20)	—	(0.20)	11.21	4.34	17,243	1.25		1.25		1.65		7
Year ended 12/31/13	10.60	0.14	0.37	0.51	(0.17)	—	(0.17)	10.94	4.83	22,965	1.25		1.25		1.31		20
Year ended 12/31/12	9.87	0.19	0.83	1.02	(0.29)	—	(0.29)	10.60	10.33	31,090	1.21		1.24		1.80		9
Class C
Year ended 12/31/16	10.59	0.15	0.47	0.62	(0.14)	(0.05)	(0.19)	11.02	5.88	70,906	1.25	(e)	1.25	(e)	1.41	(e)	45
Year ended 12/31/15	11.23	0.17	(0.60)	(0.43)	(0.21)	—	(0.21)	10.59	(3.86)	73,617	1.26		1.26		1.49		12
Year ended 12/31/14	10.96	0.19	0.28	0.47	(0.20)	—	(0.20)	11.23	4.34	77,159	1.25		1.25		1.65		7
Year ended 12/31/13	10.63	0.14	0.36	0.50	(0.17)	—	(0.17)	10.96	4.73	68,657	1.25		1.25		1.31		20
Year ended 12/31/12	9.89	0.19	0.84	1.03	(0.29)	—	(0.29)	10.63	10.41	62,919	1.21		1.24		1.80		9
Class R
Year ended 12/31/16	10.66	0.21	0.47	0.68	(0.20)	(0.05)	(0.25)	11.09	6.38	9,534	0.75	(e)	0.75	(e)	1.91	(e)	45
Year ended 12/31/15	11.30	0.23	(0.60)	(0.37)	(0.27)	—	(0.27)	10.66	(3.34)	10,448	0.76		0.76		1.99		12
Year ended 12/31/14	11.04	0.24	0.28	0.52	(0.26)	—	(0.26)	11.30	4.75	10,211	0.75		0.75		2.15		7
Year ended 12/31/13	10.67	0.20	0.37	0.57	(0.20)	—	(0.20)	11.04	5.36	9,453	0.75		0.75		1.81		20
Year ended 12/31/12	9.93	0.24	0.84	1.08	(0.34)	—	(0.34)	10.67	10.92	8,845	0.71		0.74		2.30		9
Class S
Year ended 12/31/16	10.71	0.25	0.46	0.71	(0.23)	(0.05)	(0.28)	11.14	6.73	2,162	0.40	(e)	0.40	(e)	2.26	(e)	45
Year ended 12/31/15	11.36	0.26	(0.60)	(0.34)	(0.31)	—	(0.31)	10.71	(3.05)	2,226	0.41		0.41		2.34		12
Year ended 12/31/14	11.09	0.29	0.28	0.57	(0.30)	—	(0.30)	11.36	5.20	2,525	0.40		0.40		2.50		7
Year ended 12/31/13	10.70	0.24	0.37	0.61	(0.22)	—	(0.22)	11.09	5.73	2,863	0.40		0.40		2.16		20
Year ended 12/31/12	9.96	0.28	0.84	1.12	(0.38)	—	(0.38)	10.70	11.27	2,864	0.36		0.39		2.65		9
Class Y
Year ended 12/31/16	10.69	0.26	0.47	0.73	(0.25)	(0.05)	(0.30)	11.12	6.90	4,767	0.25	(e)	0.25	(e)	2.41	(e)	45
Year ended 12/31/15	11.33	0.28	(0.60)	(0.32)	(0.32)	—	(0.32)	10.69	(2.83)	4,498	0.26		0.26		2.49		12
Year ended 12/31/14	11.07	0.30	0.28	0.58	(0.32)	—	(0.32)	11.33	5.28	3,871	0.25		0.25		2.65		7
Year ended 12/31/13	10.67	0.25	0.38	0.63	(0.23)	—	(0.23)	11.07	5.91	3,751	0.25		0.25		2.31		20
Year ended 12/31/12	9.93	0.30	0.84	1.14	(0.40)	—	(0.40)	10.67	11.46	2,987	0.21		0.24		2.80		9
Class R5
Year ended 12/31/16	10.74	0.27	0.48	0.75	(0.26)	(0.05)	(0.31)	11.18	7.03	14	0.20	(e)	0.20	(e)	2.46	(e)	45
Year ended 12/31/15	11.40	0.29	(0.62)	(0.33)	(0.33)	—	(0.33)	10.74	(2.92)	13	0.20		0.20		2.55		12
Year ended 12/31/14	11.13	0.31	0.29	0.60	(0.33)	—	(0.33)	11.40	5.41	27	0.21		0.21		2.69		7
Year ended 12/31/13	10.73	0.26	0.37	0.63	(0.23)	—	(0.23)	11.13	5.92	47	0.20		0.20		2.36		20
Year ended 12/31/12	9.98	0.30	0.85	1.15	(0.40)	—	(0.40)	10.73	11.56	23	0.17		0.21		2.83		9

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.55%, 0.63%, 0.63%, 0.60% and 0.64% for the years ended December 31, 2016, December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $246,433, $8,793, $73,247, $10,491, $2,173, $4,636 and $14 for Class A, Class B, Class C, Class R, Class S, Class Y and Class R5 shares, respectively.

42                         Invesco Allocation Funds

NOTE 11—Financial Highlights—(continued)

Invesco Growth Allocation Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expense reimbursements(c)		Ratio of expenses to average net assets without fee waivers and/or expense reimbursements		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/16	$13.09	$0.16	$1.03	$1.19	$(0.16)	$14.12	9.08%	$793,403	0.54	%(e)	0.54	%(e)	1.21	%(e)	52%
Year ended 12/31/15	13.95	0.16	(0.81)	(0.65)	(0.21)	13.09	(4.68)	787,598	0.53		0.53		1.15		15
Year ended 12/31/14	13.61	0.18	0.41	0.59	(0.25)	13.95	4.35	850,812	0.54		0.54		1.27		18
Year ended 12/31/13	11.98	0.14	1.70	1.84	(0.21)	13.61	15.37	827,241	0.51		0.51		1.03		39
Year ended 12/31/12	10.73	0.18	1.39	1.57	(0.32)	11.98	14.68	597,879	0.46		0.55		1.55		10
Class B
Year ended 12/31/16	12.96	0.06	1.02	1.08	(0.05)	13.99	8.31	31,675	1.29	(e)	1.29	(e)	0.46	(e)	52
Year ended 12/31/15	13.80	0.06	(0.80)	(0.74)	(0.10)	12.96	(5.40)	54,641	1.28		1.28		0.40		15
Year ended 12/31/14	13.46	0.07	0.41	0.48	(0.14)	13.80	3.56	91,798	1.29		1.29		0.52		18
Year ended 12/31/13	11.87	0.04	1.67	1.71	(0.12)	13.46	14.41	122,521	1.26		1.26		0.28		39
Year ended 12/31/12	10.64	0.09	1.37	1.46	(0.23)	11.87	13.73	96,852	1.21		1.30		0.80		10
Class C
Year ended 12/31/16	12.97	0.06	1.02	1.08	(0.05)	14.00	8.30	144,077	1.29	(e)	1.29	(e)	0.46	(e)	52
Year ended 12/31/15	13.81	0.06	(0.80)	(0.74)	(0.10)	12.97	(5.40)	149,087	1.28		1.28		0.40		15
Year ended 12/31/14	13.47	0.07	0.41	0.48	(0.14)	13.81	3.56	168,737	1.29		1.29		0.52		18
Year ended 12/31/13	11.87	0.04	1.68	1.72	(0.12)	13.47	14.50	165,853	1.26		1.26		0.28		39
Year ended 12/31/12	10.64	0.09	1.37	1.46	(0.23)	11.87	13.73	131,069	1.21		1.30		0.80		10
Class R
Year ended 12/31/16	13.06	0.13	1.02	1.15	(0.12)	14.09	8.82	22,386	0.79	(e)	0.79	(e)	0.96	(e)	52
Year ended 12/31/15	13.91	0.12	(0.80)	(0.68)	(0.17)	13.06	(4.89)	24,382	0.78		0.78		0.90		15
Year ended 12/31/14	13.57	0.14	0.41	0.55	(0.21)	13.91	4.09	25,309	0.79		0.79		1.02		18
Year ended 12/31/13	11.95	0.10	1.70	1.80	(0.18)	13.57	15.08	25,394	0.76		0.76		0.78		39
Year ended 12/31/12	10.71	0.15	1.38	1.53	(0.29)	11.95	14.32	22,751	0.71		0.80		1.30		10
Class S
Year ended 12/31/16	13.08	0.18	1.01	1.19	(0.17)	14.10	9.12	23,344	0.44	(e)	0.44	(e)	1.31	(e)	52
Year ended 12/31/15	13.93	0.17	(0.80)	(0.63)	(0.22)	13.08	(4.51)	23,234	0.43		0.43		1.25		15
Year ended 12/31/14	13.60	0.19	0.40	0.59	(0.26)	13.93	4.38	28,380	0.44		0.44		1.37		18
Year ended 12/31/13	11.97	0.15	1.70	1.85	(0.22)	13.60	15.49	31,974	0.41		0.41		1.13		39
Year ended 12/31/12	10.73	0.19	1.38	1.57	(0.33)	11.97	14.70	31,803	0.36		0.45		1.65		10
Class Y
Year ended 12/31/16	13.06	0.20	1.02	1.22	(0.19)	14.09	9.38	6,816	0.29	(e)	0.29	(e)	1.46	(e)	52
Year ended 12/31/15	13.92	0.19	(0.81)	(0.62)	(0.24)	13.06	(4.43)	5,657	0.28		0.28		1.40		15
Year ended 12/31/14	13.58	0.21	0.41	0.62	(0.28)	13.92	4.63	6,090	0.29		0.29		1.52		18
Year ended 12/31/13	11.96	0.17	1.69	1.86	(0.24)	13.58	15.56	4,584	0.26		0.26		1.28		39
Year ended 12/31/12	10.72	0.21	1.38	1.59	(0.35)	11.96	14.88	2,553	0.21		0.30		1.80		10
Class R5
Year ended 12/31/16	13.14	0.21	1.03	1.24	(0.21)	14.17	9.45	12	0.16	(e)	0.16	(e)	1.59	(e)	52
Year ended 12/31/15	14.00	0.22	(0.82)	(0.60)	(0.26)	13.14	(4.28)	11	0.16		0.16		1.52		15
Year ended 12/31/14	13.66	0.23	0.41	0.64	(0.30)	14.00	4.71	374	0.17		0.17		1.64		18
Year ended 12/31/13	12.02	0.18	1.71	1.89	(0.25)	13.66	15.75	346	0.16		0.16		1.38		39
Year ended 12/31/12	10.78	0.23	1.38	1.61	(0.37)	12.02	14.95	211	0.15		0.16		1.86		10

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.61%, 0.69%, 0.69%, 0.74% and 0.78% for the years ended December 31, 2016, December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ending December 31, 2013, the portfolio turnover calculation excludes the value of securities purchased of $131,262,377 and sold of $75,210,289 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Leaders Fund into the Fund.
(e)	Ratios are based on average daily net assets (000’s omitted) of $784,558, $42,564, $146,181, $22,975, $22,932, $5,591 and $12 for Class A, Class B, Class C, Class R, Class S, Class Y and Class R5 shares, respectively.

43                         Invesco Allocation Funds

NOTE 11—Financial Highlights—(continued)

Invesco Moderate Allocation Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expense reimbursements(c)		Ratio of expenses to average net assets without fee waivers and/or expense reimbursements		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/16	$11.83	$0.20	$0.77	$0.97	$(0.23)	$12.57	8.22%	$580,922	0.48	%(e)	0.48	%(e)	1.66	%(e)	47%
Year ended 12/31/15	12.58	0.21	(0.73)	(0.52)	(0.23)	11.83	(4.18)	607,469	0.47		0.47		1.68		14
Year ended 12/31/14	12.30	0.23	0.31	0.54	(0.26)	12.58	4.39	659,139	0.47		0.47		1.83		15
Year ended 12/31/13	11.32	0.19	1.01	1.20	(0.22)	12.30	10.61	628,036	0.46		0.46		1.61		23
Year ended 12/31/12	10.39	0.24	1.13	1.37	(0.44)	11.32	13.18	537,812	0.43		0.48		2.10		11
Class B
Year ended 12/31/16	11.75	0.11	0.75	0.86	(0.13)	12.48	7.37	17,531	1.23	(e)	1.23	(e)	0.91	(e)	47
Year ended 12/31/15	12.49	0.12	(0.72)	(0.60)	(0.14)	11.75	(4.86)	30,471	1.22		1.22		0.93		14
Year ended 12/31/14	12.21	0.13	0.31	0.44	(0.16)	12.49	3.62	48,796	1.22		1.22		1.08		15
Year ended 12/31/13	11.28	0.10	1.00	1.10	(0.17)	12.21	9.78	64,268	1.21		1.21		0.86		23
Year ended 12/31/12	10.35	0.15	1.13	1.28	(0.35)	11.28	12.37	80,029	1.18		1.23		1.35		11
Class C
Year ended 12/31/16	11.74	0.11	0.76	0.87	(0.13)	12.48	7.47	130,220	1.23	(e)	1.23	(e)	0.91	(e)	47
Year ended 12/31/15	12.48	0.12	(0.72)	(0.60)	(0.14)	11.74	(4.87)	141,890	1.22		1.22		0.93		14
Year ended 12/31/14	12.20	0.13	0.31	0.44	(0.16)	12.48	3.62	154,724	1.22		1.22		1.08		15
Year ended 12/31/13	11.27	0.10	1.00	1.10	(0.17)	12.20	9.79	147,372	1.21		1.21		0.86		23
Year ended 12/31/12	10.34	0.15	1.13	1.28	(0.35)	11.27	12.38	123,505	1.18		1.23		1.35		11
Class R
Year ended 12/31/16	11.81	0.17	0.77	0.94	(0.20)	12.55	7.97	17,279	0.73	(e)	0.73	(e)	1.41	(e)	47
Year ended 12/31/15	12.55	0.18	(0.72)	(0.54)	(0.20)	11.81	(4.35)	17,870	0.72		0.72		1.43		14
Year ended 12/31/14	12.27	0.20	0.30	0.50	(0.22)	12.55	4.13	21,117	0.72		0.72		1.58		15
Year ended 12/31/13	11.31	0.16	1.00	1.16	(0.20)	12.27	10.30	23,099	0.71		0.71		1.36		23
Year ended 12/31/12	10.38	0.21	1.13	1.34	(0.41)	11.31	12.91	20,557	0.68		0.73		1.85		11
Class S
Year ended 12/31/16	11.83	0.21	0.77	0.98	(0.24)	12.57	8.33	27,441	0.38	(e)	0.38	(e)	1.76	(e)	47
Year ended 12/31/15	12.58	0.22	(0.73)	(0.51)	(0.24)	11.83	(4.08)	27,124	0.37		0.37		1.78		14
Year ended 12/31/14	12.29	0.24	0.32	0.56	(0.27)	12.58	4.58	31,854	0.37		0.37		1.93		15
Year ended 12/31/13	11.31	0.20	1.00	1.20	(0.22)	12.29	10.68	35,661	0.36		0.36		1.71		23
Year ended 12/31/12	10.38	0.25	1.13	1.38	(0.45)	11.31	13.31	36,651	0.33		0.38		2.20		11
Class Y
Year ended 12/31/16	11.85	0.23	0.77	1.00	(0.26)	12.59	8.48	5,611	0.23	(e)	0.23	(e)	1.91	(e)	47
Year ended 12/31/15	12.60	0.24	(0.73)	(0.49)	(0.26)	11.85	(3.92)	4,788	0.22		0.22		1.93		14
Year ended 12/31/14	12.31	0.26	0.32	0.58	(0.29)	12.60	4.74	6,870	0.22		0.22		2.08		15
Year ended 12/31/13	11.32	0.22	1.00	1.22	(0.23)	12.31	10.84	4,912	0.21		0.21		1.86		23
Year ended 12/31/12	10.39	0.27	1.13	1.40	(0.47)	11.32	13.46	3,319	0.18		0.23		2.35		11
Class R5
Year ended 12/31/16	11.89	0.24	0.77	1.01	(0.27)	12.63	8.53	14	0.17	(e)	0.17	(e)	1.97	(e)	47
Year ended 12/31/15	12.62	0.26	(0.76)	(0.50)	(0.23)	11.89	(4.03)	13	0.16		0.16		1.99		14
Year ended 12/31/14	12.34	0.27	0.31	0.58	(0.30)	12.62	4.71	159	0.16		0.16		2.14		15
Year ended 12/31/13	11.35	0.23	1.00	1.23	(0.24)	12.34	10.84	232	0.17		0.17		1.90		23
Year ended 12/31/12	10.42	0.27	1.13	1.40	(0.47)	11.35	13.49	444	0.13		0.13		2.40		11

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.58%, 0.62%, 0.67%, 0.69% and 0.72% for the years ended December 31, 2016, December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $591,788, $23,894, $137,300, $17,105, $27,032, $4,847 and $13 for Class A, Class B, Class C, Class R, Class S, Class Y and Class R5 shares, respectively.

44                         Invesco Allocation Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)

and Shareholders of the Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund and Invesco Moderate Allocation Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund and Invesco Moderate Allocation Fund (three of the portfolios constituting the AIM Growth Series (Invesco Growth Series), hereafter each referred to as the “Fund”) as of December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

February 23, 2017

45                         Invesco Allocation Funds

Calculating your ongoing Fund expenses

Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016, through December 31, 2016.

In addition to the fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of the underlying funds in which the Funds invest. The amount of fees and expenses incurred indirectly by the Funds will vary because the underlying funds have varied expenses and fee levels and the Funds may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Funds. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Funds invest in. The effect of the estimated underlying fund expenses that the Funds bear indirectly are included in each Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Funds. If transaction costs and indirect expenses were included, your costs would have been higher.

Invesco Conservative Allocation Fund

Class	Beginning Account Value (07/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/16)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,024.70	$2.54	$1,022.62	$2.54	0.50%
Class B	1,000.00	1,021.10	6.35	1,018.85	6.34	1.25
Class C	1,000.00	1,021.10	6.40	1,018.80	6.39	1.26
Class R	1,000.00	1,023.50	3.81	1,021.37	3.81	0.75
Class S	1,000.00	1,024.30	2.04	1,023.13	2.03	0.40
Class Y	1,000.00	1,026.00	1.27	1,023.88	1.27	0.25
Class R5	1,000.00	1,026.20	1.02	1,024.13	1.02	0.20

46                         Invesco Allocation Funds

Invesco Growth Allocation Fund

Class	Beginning Account Value (07/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/16)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,053.80	$2.79	$1,022.42	$2.75	0.54%
Class B	1,000.00	1,049.10	6.64	1,018.65	6.55	1.29
Class C	1,000.00	1,049.10	6.64	1,018.65	6.55	1.29
Class R	1,000.00	1,052.70	4.08	1,021.17	4.01	0.79
Class S	1,000.00	1,054.10	2.27	1,022.92	2.24	0.44
Class Y	1,000.00	1,055.00	1.50	1,023.68	1.48	0.29
Class R5	1,000.00	1,055.20	0.83	1,024.33	0.81	0.16

Invesco Moderate Allocation Fund

Class	Beginning Account Value (07/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/16)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,040.30	$2.41	$1,022.77	$2.39	0.47%
Class B	1,000.00	1,035.80	6.24	1,019.00	6.19	1.22
Class C	1,000.00	1,035.80	6.24	1,019.00	6.19	1.22
Class R	1,000.00	1,038.20	3.69	1,021.52	3.66	0.72
Class S	1,000.00	1,040.90	1.90	1,023.28	1.88	0.37
Class Y	1,000.00	1,041.60	1.13	1,024.03	1.12	0.22
Class R5	1,000.00	1,041.80	0.82	1,024.33	0.81	0.16

[1]	The actual ending account value is based on the actual total return of the Funds for the period July 1, 2016, through December 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

47                         Invesco Allocation Funds

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Funds designate the following amounts or, if subsequently determined to be different, the maximum amount allowable for their fiscal year ended December 31, 2016:

Federal and State Income Tax
	Long Term Capital Gain Distributions	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*
Invesco Conservative Allocation Fund	$1,492,473	22.01%	14.41%	7.60%
Invesco Growth Allocation Fund	—	82.20%	47.82%	2.43%
Invesco Moderate Allocation Fund	—	57.57%	40.99%	5.37%

*	The above percentages are based on ordinary income dividends paid to shareholders during each Fund’s fiscal year.

48                         Invesco Allocation Funds

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Allocation Funds

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	144	Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company) Member of the Audit Committee, Ferroglobe PLC (metallurgical company) and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation; Chairman of the Board, Denver Film Society
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	144	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

T-2                         Invesco Allocation Funds

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Senior Vice President	2004

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Senior Vice President, The Invesco Funds

Formerly: Director, Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Allocation Funds

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Allocation Funds

Explore High-Conviction Investing with Invesco

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526 AAS-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2016

Invesco Convertible Securities Fund Nasdaq: A: CNSAX ∎ B: CNSBX ∎ C: CNSCX ∎ Y: CNSDX ∎ R5: CNSIX ∎ R6: CNSFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

The reporting period began with significant stock market volatility in the US and abroad; this volatility was the result of investor uncertainty about global economic growth and monetary policy. After recovering, markets declined sharply following UK voters’ decision in June to leave the European Union. Relatively quickly, however, markets recovered, reaching record highs later in the summer. Demand was strong for income-producing investments, particularly those perceived to be lower risk; this benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive during the reporting period, news overseas was less upbeat. The European Central

Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. After months of uncertainty, the surprise outcome of the US presidential election in November triggered a major stock market rally, with most market indexes reaching new record highs in December. As expected, the US Federal Reserve raised interest rates in December – its only rate increase during the reporting period and only its second increase since 2006. The Fed cited optimistic economic data for its decision, and Fed-watchers suggested that future rate increases might be announced more quickly than previously forecast.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.

2	Invesco Convertible Securities Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

 We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

 I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

 As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

3	Invesco Convertible Securities Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2016, Invesco Convertible Securities Fund (the Fund), at net asset value (NAV), underperformed The BofA Merrill Lynch US Convertible Index, the Fund’s broad market/style-specific index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/15 to 12/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	5.82%
Class B Shares	5.00
Class C Shares	5.07
Class Y Shares	6.07
Class R5 Shares	6.10
Class R6 Shares	6.21
The BofA Merrill Lynch US Convertible Index▼ (Broad Market/Style-Specific Index)	10.43
Lipper Convertible Securities Funds Index∎ (Peer Group Index)	8.35

Source(s): ▼FactSet Research Systems Inc.;∎Lipper Inc.

Market conditions and your Fund

During the year ended December 31, 2016, the US economy continued to expand. US gross domestic product (GDP) showed the US economy grew by 3.5% in the third quarter.1 However, annualized GDP is expected to be much lower. Employment data were mixed, with unemployment ending the year at

4.7%.2 Oil prices traded in a range from the high $20s to the low $50s during the reporting period.3 Major US stock market indexes posted gains for the reporting period, with most major market indexes hitting record highs; however, the markets were fairly volatile during the first half of the year.

Stocks began 2016 on a negative note, driven by investor concerns about economic weakness in China, falling oil prices and uncertainty over the US Federal Reserve’s (the Fed) monetary policy. Markets recovered in February and posted gains until June, when UK voters opted to leave the European Union, sending markets sharply lower. Markets again recovered, and major US equity indexes hit record highs during the summer. Following the surprise outcome of the US presidential election, a stock market rally sent major US equity market indexes to new record highs. The rally was led by financials, gaining on the belief that they might benefit from reduced federal regulation. Also in November, OPEC agreed to cut production for the first time in eight years, which helped support higher oil prices. The Fed raised interest rates by a quarter point in December 2016 – its only increase during the reporting period.4

Convertible securities, as measured by The BofA Merrill Lynch US Convertible Index, posted strong gains, returning 10.43% after a sharp sell-off at the start of the year. The performance of convertible securities was driven by strong returns from the underlying equities, as well as by lower-grade issues. Within the broad market/style-specific index, the energy and materials sectors had the highest returns, while the health care sector posted losses for the reporting period.

    Security selection in the information technology (IT) sector was the largest detractor from the Fund’s performance relative to the broad market/style-specific index during the year. The Fund’s underperformance in the sector was the result of underweight exposure to a number of issues held by the Fund, as well as not holding issues that performed well. In some cases, the Fund’s underweight position in these issues was due to our risk management process. We locked in profits from a number of IT securities, selling when these issues reached their price targets. We chose to sell since these higher-priced issues carry more equity sensitivity, which, in our opinion, results in a heightened risk profile. A number of these securities, such as Nvidia, continued to rally after we trimmed our position, thus causing the Fund’s underperformance relative to the broad market/style-specific index.

    The Fund has held an underweight position in the energy sector since the downturn in oil prices began in late 2014, and this helped as energy equities and convertible securities traded significantly lower at the beginning of 2016. However, as the energy sector recovered, the Fund’s underweight position detracted from relative performance as the sector ended the reporting period as the best-performing sector within the broad market/style-specific index. We increased the Fund’s exposure to the energy sector, resulting in a slight overweight position at year end.

Portfolio Composition
By sector	% of total net assets

Information Technology	33.6%
Health Care	19.2
Financials	12.4
Energy	7.0
Consumer Discretionary	6.6
Industrials	6.3
Utilities	3.6
Telecommunication Services	3.1
Materials	2.9
Consumer Staples	2.1
Real Estate	1.0
Money Market Funds Plus Other Assets Less Liabilities	2.2

Top Five Debt Issuers*
	% of total net assets

1.	Salesforce.com. Inc.	1.8%
2.	Micron Technology, Inc.	1.7
3.	Dish Network Corp.	1.6
4.	Priceline Group Inc. (The)	1.5
5.	Wright Medical Group, Inc.	1.5

Total Net Assets	$1.5 billion

Total Number of Holdings*	139

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2016.

4	Invesco Convertible Securities Fund

Though minimal, the Fund’s cash position detracted from relative returns amid a strong rally in convertible securities during the year.

The health care sector was The BofA Merrill Lynch US Convertible Index’s worst-performing sector during the reporting period, primarily due to the bio-technology and pharmaceuticals industries, which sold off during the year as a result of election-year controversy around drug pricing. Within the health care sector, the Fund’s overweight exposure to stronger-performing issues, such as Exelixis, contributed to Fund performance. The Fund’s underweight exposure to weaker-performing issues, such as Allergan, was also beneficial, as the company sustained double-digit losses for the year. Security selection and an underweight position in the consumer discretionary sector delivered positive performance. For example, an underweight position in Fiat Chrysler contributed to the Fund’s performance. We sold our position in Fiat Chrysler before the close of the reporting period.

During the year, we increased our exposure to the energy and industrials sectors and decreased our exposure to the health care and consumer discretionary sectors. At year end, the Fund’s largest overweight positions relative to the broad market/style-specific index were in the industrials, health care and telecommunication services sectors, while the largest underweight positions were in the financials, consumer discretionary and utilities sectors.

Despite providing strong absolute returns, the US financial markets experienced volatility during the reporting period as concerns about global economic growth, geopolitical events and uncertainty regarding future interest rates weighed on investors. Given this market uncertainty, we sought to avoid issue-specific underperformers, and we continued to focus on companies with healthy balance sheets and reasonable valuations.

Thank you for your continued investment in Invesco Convertible Securities Fund and for sharing our long-term investment horizon.

1  Source: Bureau of Economic Analysis

2  Source: Bureau of Labor Statistics

3  Source: Thompson-Reuters

4  Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Ellen Gold
Portfolio Manager, is lead manager of Invesco Convertible Securities Fund. She joined Invesco in 2010. Ms. Gold earned a BBA from George Washington University and an MBA from New York University.

Ramez Nashed
Portfolio Manager, is manager of Invesco Convertible Securities Fund. He joined Invesco in 2010. Mr. Nashed earned a BA in finance from New Jersey City University and an MBA from Seton Hall University.

5	Invesco Convertible Securities Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/06

1 Source: FactSet Research Systems Inc.

2 Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.

Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Convertible Securities Fund

Average Annual Total Returns
As of 12/31/16, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	6.07%
10 Years	5.56
5 Years	6.81
1 Year	-0.02

Class B Shares
Inception (10/31/85)	7.45%
10 Years	5.51
5 Years	6.91
1 Year	0.00

Class C Shares
Inception (7/28/97)	5.61%
10 Years	5.39
5 Years	7.30
1 Year	4.07

Class Y Shares
Inception (7/28/97)	6.64%
10 Years	6.42
5 Years	8.29
1 Year	6.07

Class R5 Shares
10 Years	6.34%
5 Years	8.36
1 Year	6.10

Class R6 Shares
10 Years	6.32%
5 Years	8.36
1 Year	6.21

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Morgan Stanley Convertible Securities Trust, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Convertible Securities Fund. Returns shown above, prior to June 1, 2010, for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Convertible Securities Fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R5 shares incepted on May 23, 2011. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 0.87%, 1.63%, 1.55%, 0.63%, 0.58% and 0.50%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 0.88%, 1.64%, 1.56%, 0.64%, 0.59% and 0.51%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.

7	Invesco Convertible Securities Fund

Invesco Convertible Securities Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2016, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal the Fund risks of investing

∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss.

∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco Convertible Securities Fund

developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the
Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries

About indexes used in this report

∎	The BofA Merrill Lynch US Convertible Index tracks the performance of US-dollar-denominated convertible securities that are not currently in bankruptcy and have total market values of more than $50 million at issuance.
∎	The Lipper Convertible Securities Funds Index is an unmanaged index considered representative of convertible securities funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9	Invesco Convertible Securities Fund

Schedule of Investments(a)

December 31, 2016

	Principal Amount	Value
Bonds and Notes–79.11%
Aerospace & Defense–1.36%
Aerojet Rocketdyne Holdings, Inc., Sr. Unsec. Conv. Notes, 2.25%, 12/15/2023(b)	$8,000,000	$7,830,000
RTI International Metals Inc., Sr. Unsec. Gtd. Conv. Notes, 1.63%, 10/15/2019	12,245,000	12,727,147
		20,557,147

Air Freight & Logistics–1.10%
Atlas Air Worldwide Holdings, Inc., Sr. Unsec. Conv. Bonds, 2.25%, 06/01/2022	9,500,000	9,666,250
Echo Global Logistics, Inc., Sr. Unsec. Conv. Notes, 2.50%, 05/01/2020	7,000,000	6,895,000
		16,561,250

Application Software–5.59%
BroadSoft, Inc., Sr. Unsec. Conv. Bonds, 1.00%, 09/01/2022	8,000,000	9,705,000
Citrix Systems, Inc., Sr. Unsec. Conv. Bonds, 0.50%, 04/15/2019	14,365,000	16,699,312
Nuance Communications, Inc., Sr. Unsec. Conv. Bonds, 1.00%, 12/15/2022(c)	8,129,000	7,382,148
salesforce.com, inc., Sr. Unsec. Conv. Notes, 0.25%, 04/01/2018	23,330,000	27,223,194
Synchronoss Technologies, Inc., Sr. Unsec. Conv. Notes, 0.75%, 08/15/2019	13,140,000	13,862,700
Verint Systems Inc., Sr. Unsec. Conv. Notes, 1.50%, 06/01/2021	10,000,000	9,418,750
		84,291,104

Biotechnology–3.09%
BioMarin Pharmaceutical Inc., Sr. Unsec. Sub. Conv. Notes, 0.75%, 10/15/2018	8,517,000	9,565,656
1.50%, 10/15/2020	4,497,000	5,292,407
Clovis Oncology, Inc., Sr. Unsec. Conv. Notes, 2.50%, 09/15/2021	2,000,000	2,065,000
Emergent BioSolutions Inc., Sr. Unsec. Conv. Bonds, 2.88%, 01/15/2021	5,087,000	6,505,001
Ionis Pharmaceuticals, Inc., Sr. Unsec. Conv. Bonds, 1.00%, 11/15/2021	11,500,000	11,622,187
Ironwood Pharmaceuticals, Inc., Sr. Unsec. Conv. Bonds, 2.25%, 06/15/2022	10,000,000	11,493,750
		46,544,001

Broadcasting–0.31%
Liberty Media Corp., Sr. Unsec. Conv. Deb., 2.25%, 10/05/2021(b)(c)	4,400,000	4,658,500

	Principal Amount	Value
Cable & Satellite–1.62%
Dish Network Corp., Sr. Unsec. Conv. Notes, 3.38%, 08/15/2026(b)	$21,300,000	$24,348,562

Communications Equipment–1.20%
Ciena Corp., Sr. Unsec. Conv. Notes, 3.75%, 10/15/2018(b)	5,000,000	6,778,125
Finisar Corp., Sr. Unsec. Conv. Notes, 0.50%, 12/15/2021(b)(c)	11,111,000	11,229,054
		18,007,179

Construction & Engineering–1.71%
Dycom Industries, Inc., Sr. Unsec. Conv. Bonds, 0.75%, 09/15/2021	12,000,000	13,155,000
Tutor Perini Corp., Sr. Unsec. Conv. Notes, 2.88%, 06/15/2021(b)	11,000,000	12,588,125
		25,743,125

Construction Machinery & Heavy Trucks–1.38%
Meritor Inc., Sr. Unsec. Gtd. Conv. Bonds, 7.88%, 12/01/2020(c)	6,414,000	9,304,309
Trinity Industries, Inc., Unsec. Sub. Conv. Notes, 3.88%, 06/01/2018(c)	9,000,000	11,559,375
		20,863,684

Construction Materials–0.78%
CEMEX, S.A.B. de C.V. (Mexico), Unsec. Sub. Conv. Bonds, 3.72%, 03/15/2020	11,000,000	11,811,250

Consumer Finance–0.85%
Cardtronics, Inc., Sr. Unsec. Conv. Bonds, 1.00%, 12/01/2020	10,897,000	12,858,460

Data Processing & Outsourced Services–2.18%
Blackhawk Network Holdings, Inc., Sr. Unsec. Conv. Notes, 1.50%, 01/15/2022(b)	15,000,000	15,450,000
Euronet Worldwide, Inc., Sr. Unsec. Conv. Bonds, 1.50%, 10/01/2020(c)	14,900,000	17,321,250
		32,771,250

Diversified REIT’s–0.84%
Empire State Realty OP, L.P., Sr. Unsec. Conv. Notes, 2.63%, 08/15/2019(b)	3,000,000	3,403,125
Spirit Realty Capital, Inc., Sr. Unsec. Conv. Notes, 2.88%, 05/15/2019	4,000,000	4,170,020
3.75%, 05/15/2021	4,865,000	5,120,437
		12,693,582

Electric Utilities–1.44%
Exelon Corp., Jr. Unsec. Sub. Conv. Investment Units, 6.50%, 06/01/2017	163,801	7,929,606

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco  Convertible Securities Fund

	Principal Amount	Value
Electric Utilities–(continued)
NextEra Energy, Inc., Conv. Investment Units, 6.12%, 09/01/2019	$279,000	$13,704,480
		21,634,086

Electronic Components–0.13%
InvenSense, Inc., Sr. Unsec. Conv. Bonds, 1.75%, 11/01/2018	2,000,000	1,997,500

Electronic Manufacturing Services–0.61%
TTM Technologies, Inc., Sr.Unsec. Conv. Notes, 1.75%, 12/15/2020	6,000,000	9,168,750

Gas Utilities–0.31%
Spire Inc., Jr. Unsec. Sub. Conv. Investment Units, 6.75%, 04/01/2017	82,500	4,741,275

Gold–0.10%
Newmont Mining Corp., Series B, Sr. Unsec. Gtd. Conv. Notes, 1.63%, 07/15/2017	1,500,000	1,532,813

Health Care Equipment–4.89%
Insulet Corp., Sr. Unsec. Conv. Notes, 1.25%, 09/15/2021(b)	12,500,000	11,640,625
Sr. Unsec. Conv. Notes, 2.00%, 06/15/2019	2,633,000	2,827,184
Nevro Corp., Sr. Unsec. Conv. Notes, 1.75%, 06/01/2021	5,500,000	5,871,250
NuVasive, Inc., Sr. Unsec. Conv. Notes, 2.25%, 03/15/2021(b)	13,000,000	16,566,875
Wright Medical Group N.V., Sr. Unsec. Conv. Notes, 2.25%, 11/15/2021(b)	11,500,000	14,396,563
Wright Medical Group, Inc., Sr. Unsec. Conv. Bonds, 2.00%, 02/15/2020	21,300,000	22,298,437
		73,600,934

Health Care Facilities–2.07%
Brookdale Senior Living Inc., Sr. Unsec. Conv. Notes, 2.75%, 06/15/2018	16,250,000	15,874,219
HealthSouth Corp., Sr. Unsec. Sub. Conv. Notes, 2.00%, 12/01/2020(c)	12,868,000	15,296,835
		31,171,054

Health Care Supplies–0.67%
Spectranetics Corp. (The), Sr. Unsec. Conv. Notes, 2.63%, 06/05/2021(c)	9,773,000	10,115,055

Health Care Technology–1.22%
Allscripts Healthcare Solutions, Inc., Sr. Unsec. Conv. Bonds, 1.25%, 07/01/2020	11,580,000	10,885,200
Medidata Solutions, Inc., Sr. Unsec. Conv. Notes, 1.00%, 08/01/2018	6,837,000	7,443,784
		18,328,984

	Principal Amount	Value
Infrastructure–1.09%
Macquarie Infrastructure Corp., Sr. Unsec. Conv. Notes, 2.88%, 07/15/2019	$14,055,000	$16,391,644

Internet & Direct Marketing Retail–3.03%
Ctrip.com International, Ltd. (China), Sr. Unsec. Conv. Global Bonds, 1.00%, 07/01/2018(c)	5,000,000	5,156,250
Sr. Unsec. Conv. Notes, 1.25%, 09/15/2019(b)(c)	1,800,000	1,741,500
Liberty Interactive LLC, Sr. Unsec. Conv. Deb., 1.75%, 10/05/2023(b)(c)	15,000,000	16,200,000
Priceline Group Inc. (The), Sr. Unsec. Conv. Bonds, 0.35%, 06/15/2020	13,500,000	17,254,687
0.90%, 09/15/2021	5,000,000	5,293,750
		45,646,187

Internet Software & Services–5.11%
Akamai Technologies, Inc., Sr. Unsec. Conv. Bonds, 0.00%, 02/15/2019(d)	8,130,000	8,455,241
Cornerstone OnDemand, Inc., Sr. Unsec. Conv. Bonds, 1.50%, 07/01/2018	16,206,000	16,915,012
j2 Global, Inc., Sr. Unsec. Conv. Notes, 3.25%, 06/15/2021(c)	5,000,000	6,631,250
Twitter, Inc., Sr. Unsec. Conv. Bonds, 1.00%, 09/15/2021	12,805,000	11,844,625
Web.com Group Inc., Sr. Unsec. Conv. Notes, 1.00%, 08/15/2018	13,595,000	13,144,666
WebMD Health Corp., Unsec. Conv. Notes, 2.63%, 06/15/2023(b)	13,000,000	12,252,500
Zillow Group, Inc., Sr. Unsec. Conv. Notes, 2.00%, 12/01/2021(b)	7,500,000	7,739,062
		76,982,356

Investment Banking & Brokerage–0.36%
FXCM, Inc., Sr. Unsec. Conv. Bonds, 2.25%, 06/15/2018	10,081,000	5,494,145

Life Sciences Tools & Services–0.38%
Fluidigm Corp., Sr. Unsec. Conv. Notes, 2.75%, 02/06/2021(c)	8,064,000	5,649,840

Managed Health Care–0.93%
Molina Healthcare, Inc., Sr. Unsec. Conv. Notes, 1.63%, 08/19/2018(c)	12,300,000	14,045,063

Mortgage REIT’s–2.04%
Blackstone Mortgage Trust, Inc., Sr. Unsec. Conv. Notes, 5.25%, 12/01/2018	5,711,000	6,382,043
Colony Capital, Inc., Sr. Unsec. Conv. Notes, 3.88%, 01/15/2021	12,567,000	12,598,417
Starwood Property Trust, Inc., Sr. Unsec. Conv. Notes, 4.55%, 03/01/2018	10,800,000	11,819,250
		30,799,710

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco  Convertible Securities Fund

	Principal Amount	Value
Movies & Entertainment–1.62%
Live Nation Entertainment, Inc., Sr. Unsec. Conv. Bonds, 2.50%, 05/15/2019	$19,081,000	$20,428,596
World Wrestling Entertainment, Inc., Sr. Unsec. Conv. Notes, 3.38%, 12/15/2023(b)	4,000,000	3,925,000
		24,353,596

Multi-Utilities–0.57%
Dominion Resources, Inc., Series A, Conv. Investment Units, 6.75%, 08/15/2019	140,000	7,119,000
Jr. Unsec. Sub. Conv. Investment Units, 6.38%, 07/01/2017(e)	30,632	1,533,438
		8,652,438

Oil & Gas Drilling–0.74%
Ensco Jersey Finance Ltd., Sr. Unsec. Gtd. Sub. Conv. Notes, 3.00%, 01/31/2024(b)	10,750,000	11,112,813

Oil & Gas Equipment & Services–0.44%
Helix Energy Solutions Group, Inc., Sr. Unsec. Conv. Notes, 4.25%, 05/01/2022	3,000,000	3,114,375
Weatherford International Ltd., Sr. Unsec. Gtd. Conv. Notes, 5.88%, 07/01/2021	3,200,000	3,480,000
		6,594,375

Oil & Gas Exploration & Production–3.73%
Chesapeake Energy Corp., Sr. Unsec. Gtd. Conv. Notes, 6.00%, 09/15/2026(b)	11,700,000	12,723,750
Cobalt International Energy Inc., Sr. Unsec. Conv. Notes, 3.13%, 05/15/2024	13,000,000	3,770,000
Oasis Petroleum Inc., Sr. Unsec. Gtd. Conv. Notes, 2.63%, 09/15/2023	7,000,000	9,765,000
PDC Energy, Inc., Sr. Unsec. Conv. Notes, 1.13%, 09/15/2021	2,000,000	2,242,500
SM Energy Co., Sr. Unsec. Conv. Notes, 1.50%, 07/01/2021	9,000,000	10,456,875
Whiting Petroleum Corp., Sr. Unsec. Gtd. Conv. Notes, 1.25%, 04/01/2020	19,500,000	17,208,750
		56,166,875

Oil & Gas Storage & Transportation–0.16%
Cheniere Energy, Inc., Sr. Unsec. Conv. Notes, 4.25%, 03/15/2045	4,000,000	2,442,500

Packaged Foods & Meats–1.23%
Post Holdings, Inc., Conv. Amortizing Notes, 5.25%, 06/01/2017	90,000	12,618,450
Tyson Foods, Inc., Conv. Amortizing Notes, 4.75%, 07/15/2017	87,557	5,923,231
		18,541,681

	Principal Amount	Value
Pharmaceuticals–3.01%
Depomed, Inc., Sr. Unsec. Conv. Notes, 2.50%, 09/01/2021	$4,000,000	$4,570,000
Horizon Pharma Investment Ltd., Sr. Unsec. Gtd. Conv. Bonds, 2.50%, 03/15/2022(b)	8,500,000	8,128,125
Impax Laboratories, Inc., Sr. Unsec. Conv. Bonds, 2.00%, 06/15/2022	6,000,000	4,766,250
Jazz Investments I Ltd., Sr. Unsec. Gtd. Conv. Bonds, 1.88%, 08/15/2021	12,500,000	12,039,062
Medicines Co. (The), Sr. Unsec. Conv. Notes, 2.75%, 07/15/2023(b)	12,000,000	11,602,500
Sucampo Pharmaceuticals, Inc., Sr. Unsec. Conv. Bonds, 3.25%, 12/15/2021(b)	4,000,000	4,280,000
		45,385,937

Property & Casualty Insurance–0.57%
AmTrust Financial Services, Inc., Sr. Unsec. Conv. Notes, 2.75%, 12/15/2024(c)	10,000,000	8,581,250

Semiconductor Equipment–0.28%
Teradyne, Inc., Sr. Unsec. Conv. Notes, 1.25%, 12/15/2023(b)	4,000,000	4,245,000

Semiconductors–10.69%
Advanced Micro Devices, Inc., Sr. Unsec. Conv. Notes, 2.13%, 09/01/2026	10,000,000	15,793,750
Cypress Semiconductor Corp., Sr. Unsec. Conv. Notes, 4.50%, 01/15/2022(b)	11,500,000	12,987,813
Inphi Corp., Sr. Unsec. Conv. Bonds, 1.13%, 12/01/2020	3,000,000	3,890,625
Sr. Unsec. Conv. Notes, 0.75%, 09/01/2021(b)	7,500,000	8,025,000
Integrated Device Technology, Inc., Sr. Unsec. Conv. Bonds, 0.88%, 11/15/2022	18,500,000	19,135,937
Intel Corp., Jr. Unsec. Sub. Conv. Deb., 3.25%, 08/01/2039	11,440,000	20,191,657
Microchip Technology Inc., Sr. Unsec. Sub. Conv. Bonds, 1.63%, 02/15/2025	16,482,000	21,426,600
Micron Technology, Inc., Series F, Sr. Unsec. Conv. Notes, 2.13%, 02/15/2020(c)	5,000,000	10,525,000
Series G, Sr. Unsec. Conv. Global Bonds, 3.00%, 11/15/2028(c)	14,700,000	14,672,437
NXP Semiconductors N.V. (Netherlands), Sr. Unsec. Conv. Bonds, 1.00%, 12/01/2019	13,200,000	15,081,000
ON Semiconductor Corp., Sr. Unsec. Gtd. Conv. Bonds, 1.00%, 12/01/2020	13,900,000	14,308,313
SunPower Corp., Sr. Unsec. Conv. Bonds, 4.00%, 01/15/2023	3,000,000	2,154,375
Sr. Unsec. Conv. Notes, 0.88%, 06/01/2021	4,300,000	2,843,375
		161,035,882

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco  Convertible Securities Fund

	Principal Amount	Value
Specialized REIT’s–0.85%
Extra Space Storage LP, Sr. Unsec. Gtd. Conv. Notes, 3.13%, 10/01/2020(b)(c)	$12,000,000	$12,825,000

Specialty Chemicals–0.60%
RPM International Inc., Sr. Unsec. Conv. Notes, 2.25%, 12/15/2020	7,526,000	9,045,311

Steel–0.58%
Allegheny Technologies Inc., Sr. Unsec. Conv. Notes, 4.75%, 07/01/2022	6,500,000	8,718,125

Systems Software–4.44%
FireEye, Inc., Series A, Sr. Unsec. Conv. Bonds, 1.00%, 06/01/2020(c)	13,100,000	12,166,625
Series B, Sr. Unsec. Conv. Bonds, 1.63%, 06/01/2022(c)	5,900,000	5,343,187
Proofpoint, Inc., Sr. Unsec. Conv. Bonds, 0.75%, 06/15/2020	14,375,000	16,306,641
Red Hat, Inc., Sr. Unsec. Conv. Bonds, 0.25%, 10/01/2019	7,075,000	8,291,016
Rovi Corp., Sr. Unsec. Gtd. Conv. Bonds, 0.50%, 03/01/2020	10,000,000	10,237,500
ServiceNow, Inc., Sr. Unsec. Conv. Bonds, 0.00%, 11/01/2018(d)	12,362,000	14,587,160
		66,932,129

Technology Hardware, Storage & Peripherals–1.09%
Electronics for Imaging, Inc., Sr. Unsec. Conv. Bonds, 0.75%, 09/01/2019	15,400,000	16,372,125

Thrifts & Mortgage Finance–1.23%
MGIC Investment Corp., Sr. Unsec. Conv. Notes, 2.00%, 04/01/2020	6,000,000	8,925,000
5.00%, 05/01/2017	3,864,000	3,953,355
Walter Investment Management Corp., Sr. Unsec. Sub. Conv. Notes, 4.50%, 11/01/2019	8,000,000	5,680,000
		18,558,355

Tobacco–0.89%
Vector Group Ltd., Sr. Unsec. Conv. Notes, 1.75%, 04/15/2020	11,685,000	13,459,659
Total Bonds and Notes (Cost $1,140,348,547)		1,192,031,541

	Shares
Preferred Stocks–18.17%
Asset Management & Custody Banks–0.86%
AMG Capital Trust II, $2.58 Jr. Unsec. Gtd. Sub. Conv. Pfd.	235,200	12,899,262
Diversified Banks–4.04%
Bank of America Corp., Series L, $72.50 Conv. Pfd.	25,800	30,103,440
Wells Fargo & Co., Class A, Series L, $75.00 Conv. Pfd.	25,800	30,702,000
		60,805,440

	Shares	Value
Electric Utilities–0.34%
Great Plains Energy Inc., Series B, $3.50 Conv. Pfd.	100,000	$5,081,250

Electronic Components–0.56%
Belden Inc., Series B, $6.75 Conv. Pfd.	80,000	8,424,800

Industrial Machinery–0.49%
Rexnord Corp., Series A, $2.88 Conv. Pfd.	150,100	7,354,900

Integrated Telecommunication Services–1.11%
Frontier Communications Corp., Series A, $11.13 Conv. Pfd.	236,100	16,781,988

Internet Software & Services–0.87%
Mandatory Exchangeable Trust (China), $5.75 Sr. Sec. Conv. Pfd.(b)	120,400	13,168,750

Managed Health Care–0.53%
Anthem Inc., $2.63 Conv. Pfd.	170,000	7,981,500

Multi-Utilities–0.96%
DTE Energy Co., Series C, $3.25 Conv. Pfd.	275,000	14,533,750

Oil & Gas Exploration & Production–1.93%
Hess Corp., Series A, $4.00 Conv. Pfd.	36,400	2,681,224
Southwestern Energy Co., Series B, $3.13 Conv. Pfd.	458,400	11,675,448
WPX Energy Inc., Series A, $3.13 Conv. Pfd.	225,400	14,802,018
		29,158,690

Pharmaceuticals–1.91%
Allergan PLC, Series A, $55.00 Conv. Pfd.	26,600	20,281,436
Teva Pharmaceutical Industries Ltd. (Israel), $70.00 Conv. Pfd.	13,100	8,496,005
		28,777,441

Regional Banks–0.84%
KeyCorp., Series A, $7.75 Conv. Pfd.	18,000	2,430,000
Wintrust Financial Corp., Series C, $50.00 Conv. Pfd.	5,673	10,253,947
		12,683,947

Specialized REIT’s–1.73%
American Tower Corp., Series A, $5.25 Conv. Pfd.	105,744	11,075,627
American Tower Corp., Series B, $5.50 Conv. Pfd.	143,300	14,974,850
		26,050,477

Wireless Telecommunication Services–2.00%
T-Mobile US, Inc., Series A, $2.75 Conv. Pfd.	318,400	30,069,696
Total Preferred Stocks (Cost $262,287,249)		273,771,891

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco  Convertible Securities Fund

	Shares	Value
Common Stocks–0.47%
Biotechnology–0.47%
Exelixis, Inc. (Cost $5,007,045)(f)	469,704	$7,003,287

Money Market Funds–2.05%
Government & Agency Portfolio–Institutional Class, 0.43%(g)	18,517,712	18,517,712
Treasury Portfolio–Institutional Class, 0.37%(g)	12,345,142	12,345,142
Total Money Market Funds (Cost $30,862,854)		30,862,854
TOTAL INVESTMENTS–99.80% (Cost $1,438,505,695)		1,503,669,573
OTHER ASSETS LESS LIABILITIES–0.20%		3,064,884
NET ASSETS–100.00%		$1,506,734,457

Investment Abbreviations:

Conv.	– Convertible
Deb.	– Debentures
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2016 was $269,846,367, which represented 17.91% of the Fund’s Net Assets.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(e)	Each corporate unit consists of purchase contract for the issuer’s common stock & 1/20th undivided beneficial ownership interest in the issuer’s Series A, 1.50% subordinated notes due 2020.
(f)	Non-income producing security.
(g)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco  Convertible Securities Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments, at value (Cost $1,407,642,841)	$1,472,806,719
Investments in affiliated money market funds, at value and cost	30,862,854
Total investments, at value (Cost $1,438,505,695)	1,503,669,573
Receivable for:
Investments sold	1,936,425
Fund shares sold	1,572,960
Dividends and interest	6,708,680
Investment for trustee deferred compensation and retirement plans	107,764
Other assets	50,483
Total assets	1,514,045,885

Liabilities:
Payable for:
Investments purchased	2,059,096
Fund shares reacquired	4,298,897
Accrued fees to affiliates	650,860
Accrued trustees’ and officers’ fees and benefits	771
Accrued other operating expenses	123,242
Trustee deferred compensation and retirement plans	178,562
Total liabilities	7,311,428
Net assets applicable to shares outstanding	$1,506,734,457

Net assets consist of:
Shares of beneficial interest	$1,429,342,950
Undistributed net investment income	21,737,781
Undistributed net realized gain (loss)	(9,510,152)
Net unrealized appreciation	65,163,878
$1,506,734,457

Net Assets:
Class A	$785,526,068
Class B	$1,824,913
Class C	$130,933,757
Class Y	$569,345,311
Class R5	$5,224,539
Class R6	$13,879,869

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	34,001,314
Class B	78,764
Class C	5,693,914
Class Y	24,616,407
Class R5	226,038
Class R6	600,408
Class A:
Net asset value per share	$23.10
Maximum offering price per share
(Net asset value of $23.10 ÷ 94.50%)	$24.44
Class B:
Net asset value and offering price per share	$23.17
Class C:
Net asset value and offering price per share	$23.00
Class Y:
Net asset value and offering price per share	$23.13
Class R5:
Net asset value and offering price per share	$23.11
Class R6:
Net asset value and offering price per share	$23.12

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco  Convertible Securities Fund

Statement of Operations

For the year ended December 31, 2016

Investment income:
Interest	$26,082,258
Dividends (net of foreign withholding taxes of $180,233)	16,777,164
Dividends from affiliated money market funds	195,240
Total investment income	43,054,662

Expenses:
Advisory fees	7,721,688
Administrative services fees	387,992
Distribution fees:
Class A	1,656,409
Class B	24,666
Class C	1,528,978
Transfer agent fees — A, B, C and Y	2,025,567
Transfer agent fees — R5	3,391
Transfer agent fees — R6	476
Trustees’ and officers’ fees and benefits	44,722
Registration and filing fees	218,652
Reports to shareholders	152,419
Professional services fees	94,039
Other	59,578
Total expenses	13,918,577
Less: Fees waived and expense offset arrangement(s)	(88,496)
Net expenses	13,830,081
Net investment income	29,224,581

Realized and unrealized gain from:
Net realized gain from investment securities	19,994,818
Change in net unrealized appreciation of investment securities	23,932,534
Net realized and unrealized gain	43,927,352
Net increase in net assets resulting from operations	$73,151,933

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco  Convertible Securities Fund

Statement of Changes in Net Assets

For the years ended December 31, 2016 and 2015

	2016	2015
Operations:
Net investment income	$29,224,581	$30,022,930
Net realized gain	19,994,818	34,820,382
Change in net unrealized appreciation (depreciation)	23,932,534	(132,230,071)
Net increase (decrease) in net assets resulting from operations	73,151,933	(67,386,759)

Distributions to shareholders from net investment income:
Class A	(24,488,116)	(20,544,118)
Class B	(63,957)	(66,595)
Class C	(4,238,112)	(3,604,571)
Class Y	(27,776,127)	(30,148,724)
Class R5	(144,468)	(117,019)
Class R6	(586,719)	(466,253)
Total distributions from net investment income	(57,297,499)	(54,947,280)

Share transactions–net:
Class A	20,724,648	(181,321,645)
Class B	(1,376,778)	(2,313,136)
Class C	(59,195,684)	(33,418,349)
Class Y	(541,887,377)	130,423,223
Class R5	1,265,367	(2,488,774)
Class R6	(3,238,940)	1,054,709
Net increase (decrease) in net assets resulting from share transactions	(583,708,764)	(88,063,972)
Net increase (decrease) in net assets	(567,854,330)	(210,398,011)

Net assets:
Beginning of year	2,074,588,787	2,284,986,798
End of year (includes undistributed net investment income of $21,737,781 and $31,164,407, respectively)	$1,506,734,457	$2,074,588,787

Notes to Financial Statements

December 31, 2016

NOTE 1—Significant Accounting Policies

Invesco Convertible Securities Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for

17                         Invesco  Convertible Securities Fund

unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among

18                         Invesco  Convertible Securities Fund

the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $750 million	0.52%
Next $250 million	0.47%
Next $500 million	0.42%
Next $500 million	0.395%
Next $1 billion	0.37%
Over $3 billion	0.345%

For the year ended December 31, 2016, the effective advisory fees incurred by the Fund was 0.47%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 2.25%, 1.25%, 1.25% and 1.25%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

19                         Invesco  Convertible Securities Fund

For the year ended December 31, 2016, the Adviser waived advisory fees of $84,563.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares; and (3) Class C — up to 1.00% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.

For the year ended December 31, 2016, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2016, IDI advised the Fund that IDI retained $50,329 in front-end sales commissions from the sale of Class A shares and $9,857, $1,157 and $9,039 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Bonds & Notes	$15,386,275	$1,176,645,266	$—	$1,192,031,541
Preferred Stocks	200,914,127	72,857,764	—	273,771,891
Common Stocks	7,003,287	—	—	7,003,287
Money Market Funds	30,862,854	—	—	30,862,854
Total Investments	$254,166,543	$1,249,503,030	$—	$1,503,669,573

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,933.

20                         Invesco  Convertible Securities Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2016 and 2015:

	2016	2015
Ordinary income	$57,297,499	$54,947,280

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$44,670,213
Net unrealized appreciation — investments	37,758,983
Temporary book/tax differences	(177,537)
Capital loss carryforward	(4,860,152)
Shares of beneficial interest	1,429,342,950
Total net assets	$1,506,734,457

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales, bond premium amortization, deemed dividends and convertible preferred debt instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2016, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$4,860,152	$—	$4,860,152

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

21                         Invesco  Convertible Securities Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2016 was $671,752,285 and $1,234,978,500, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$98,192,112
Aggregate unrealized (depreciation) of investment securities	(60,433,129)
Net unrealized appreciation of investment securities	$37,758,983

Cost of investments for tax purposes is $1,465,910,590.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of convertible preferred debt instruments, deemed dividends and bond premium amortization, on December 31, 2016, undistributed net investment income was increased by $18,646,292 and undistributed net realized gain (loss) was decreased by $18,646,292. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	11,606,844	$266,227,183	7,390,470	$178,038,131
Class B	407	9,474	1,511	36,758
Class C	344,133	7,647,315	1,068,704	25,494,440
Class Y	17,263,111	377,851,687	35,584,207	841,936,313
Class R5	112,023	2,556,000	33,187	796,173
Class R6	100,037	2,248,726	36,821	866,974

Issued as reinvestment of dividends:
Class A	934,311	21,185,871	732,141	17,477,850
Class B	2,458	55,694	2,433	58,380
Class C	151,791	3,415,971	122,934	2,938,478
Class Y	834,059	18,901,064	756,490	18,088,679
Class R5	1,969	45,007	1,652	39,897
Class R6	25,978	586,290	19,562	465,940

Automatic conversion of Class B shares to Class A shares:
Class A	28,386	640,885	33,314	801,380
Class B	(28,324)	(640,885)	(33,236)	(801,380)

Reacquired:
Class A	(11,963,827)	(267,329,291)	(15,814,157)	(377,639,006)
Class B	(35,594)	(801,061)	(66,454)	(1,606,894)
Class C	(3,138,681)	(70,258,970)	(2,616,251)	(61,851,267)
Class Y	(42,379,180)	(938,640,128)	(31,087,402)	(729,601,769)
Class R5	(60,796)	(1,335,640)	(138,855)	(3,324,844)
Class R6	(264,646)	(6,073,956)	(11,820)	(278,205)
Net increase (decrease) in share activity	(26,465,541)	$(583,708,764)	(3,984,749)	$(88,063,972)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 58% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

22                         Invesco  Convertible Securities Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 12/31/16	$22.62	$0.39		$0.90	$1.29	$(0.81)	$—	$(0.81)	$23.10	5.82	%(d)	$785,526	0.88	%(d)(e)	0.89	%(d)(e)	1.74	%(d)(e)	42%
Year ended 12/31/15	23.88	0.30		(1.00)	(0.70)	(0.56)	—	(0.56)	22.62	(3.02	)(f)	755,534	0.86	(f)	0.87	(f)	1.26	(f)	45
Year ended 12/31/14	24.17	0.32		0.63	0.95	(0.52)	(0.72)	(1.24)	23.88	3.95	(g)	980,513	0.84	(g)	0.85	(g)	1.29	(g)	56
Year ended 12/31/13	20.88	0.55	(i)	3.84	4.39	(0.53)	(0.57)	(1.10)	24.17	21.31	(h)	936,425	0.88	(h)	0.89	(h)	2.40	(h)(i)	45
Year ended 12/31/12	18.78	0.48		2.08	2.56	(0.46)	—	(0.46)	20.88	13.74	(j)	538,962	0.93	(j)	0.94	(j)	2.41	(j)	58
Class B
Year ended 12/31/16	22.69	0.22		0.90	1.12	(0.64)	—	(0.64)	23.17	5.00	(d)	1,825	1.64	(d)(e)	1.65	(d)(e)	0.98	(d)(e)	42
Year ended 12/31/15	23.95	0.12		(1.00)	(0.88)	(0.38)	—	(0.38)	22.69	(3.74	)(f)	3,172	1.62	(f)	1.63	(f)	0.50	(f)	45
Year ended 12/31/14	24.24	0.13		0.63	0.76	(0.33)	(0.72)	(1.05)	23.95	3.16	(g)	5,642	1.60	(g)	1.61	(g)	0.53	(g)	56
Year ended 12/31/13	20.93	0.38	(i)	3.86	4.24	(0.36)	(0.57)	(0.93)	24.24	20.45	(h)	7,167	1.64	(h)	1.65	(h)	1.64	(h)(i)	45
Year ended 12/31/12	18.83	0.33		2.08	2.41	(0.31)	—	(0.31)	20.93	12.85	(j)	7,325	1.70	(j)	1.71	(j)	1.64	(j)	58
Class C
Year ended 12/31/16	22.52	0.22		0.90	1.12	(0.64)	—	(0.64)	23.00	5.07	(d)	130,934	1.61	(d)(e)	1.62	(d)(e)	1.01	(d)(e)	42
Year ended 12/31/15	23.77	0.14		(0.99)	(0.85)	(0.40)	—	(0.40)	22.52	(3.67	)(f)	187,743	1.54	(f)	1.55	(f)	0.58	(f)	45
Year ended 12/31/14	24.04	0.16		0.62	0.78	(0.33)	(0.72)	(1.05)	23.77	3.30	(g)	232,065	1.48	(g)	1.49	(g)	0.65	(g)	56
Year ended 12/31/13	20.78	0.38	(i)	3.81	4.19	(0.36)	(0.57)	(0.93)	24.04	20.37	(h)	172,232	1.64	(h)	1.65	(h)	1.64	(h)(i)	45
Year ended 12/31/12	18.69	0.36		2.06	2.42	(0.33)	—	(0.33)	20.78	13.02	(j)	82,876	1.53	(j)	1.54	(j)	1.81	(j)	58
Class Y
Year ended 12/31/16	22.65	0.44		0.90	1.34	(0.86)	—	(0.86)	23.13	6.07		569,345	0.64	(e)	0.65	(e)	1.98	(e)	42
Year ended 12/31/15	23.91	0.36		(1.00)	(0.64)	(0.62)	—	(0.62)	22.65	(2.78)		1,107,497	0.62		0.63		1.50		45
Year ended 12/31/14	24.20	0.38		0.63	1.01	(0.58)	(0.72)	(1.30)	23.91	4.20		1,043,554	0.60		0.61		1.53		56
Year ended 12/31/13	20.90	0.61	(i)	3.84	4.45	(0.58)	(0.57)	(1.15)	24.20	21.62		719,722	0.64		0.65		2.64	(i)	45
Year ended 12/31/12	18.81	0.53		2.07	2.60	(0.51)	—	(0.51)	20.90	13.94		269,400	0.70		0.71		2.64		58
Class R5
Year ended 12/31/16	22.63	0.45		0.90	1.35	(0.87)	—	(0.87)	23.11	6.10		5,225	0.62	(e)	0.63	(e)	2.00	(e)	42
Year ended 12/31/15	23.89	0.37		(1.00)	(0.63)	(0.63)	—	(0.63)	22.63	(2.75)		3,912	0.57		0.58		1.55		45
Year ended 12/31/14	24.18	0.40		0.63	1.03	(0.60)	(0.72)	(1.32)	23.89	4.28		6,615	0.53		0.54		1.60		56
Year ended 12/31/13	20.88	0.63	(i)	3.84	4.47	(0.60)	(0.57)	(1.17)	24.18	21.72		4,781	0.57		0.58		2.71	(i)	45
Year ended 12/31/12	18.78	0.55		2.08	2.63	(0.53)	—	(0.53)	20.88	14.13		2,726	0.60		0.61		2.74		58
Class R6
Year ended 12/31/16	22.64	0.47		0.90	1.37	(0.89)	—	(0.89)	23.12	6.21		13,880	0.52	(e)	0.53	(e)	2.10	(e)	42
Year ended 12/31/15	23.90	0.39		(1.00)	(0.61)	(0.65)	—	(0.65)	22.64	(2.66)		16,731	0.49		0.50		1.63		45
Year ended 12/31/14	24.18	0.41		0.64	1.05	(0.61)	(0.72)	(1.33)	23.90	4.35		16,598	0.49		0.50		1.64		56
Year ended 12/31/13	20.89	0.64	(i)	3.83	4.47	(0.61)	(0.57)	(1.18)	24.18	21.69		64	0.55		0.56		2.73	(i)	45
Year ended 12/31/12(k)	20.78	0.15		0.10	0.25	(0.14)	—	(0.14)	20.89	1.23		10	0.58	(l)	0.59	(l)	2.76	(l)	58

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24%, 1.00% and 0.97% for Class A, Class B and Class C shares, respectively.
(e)	Ratios are based on average daily net assets (000’s omitted) of $683,028, $2,467, $157,449, $776,445, $3,421 and $15,591 for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24%, 1.00% and 0.92% for Class A, Class B and Class C shares, respectively.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24%, 1.00% and 0.88% for Class A, Class B and Class C shares, respectively.
(h)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24%, 1.00% and 1.00% for Class A, Class B and Class C shares, respectively.
(i)	Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the year ended December 31, 2013. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.42 and 2.39%, $0.25 and 1.63%, $0.25 and 1.63%, $0.48 and 2.63%, $0.50 and 2.70%, $0.51 and 2.72%, for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(j)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.23%, 1.00% and 0.83% for Class A, Class B and Class C shares, respectively.
(k)	Commencement date of September 24, 2012.
(l)	Annualized.

23                         Invesco  Convertible Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)

and Shareholders of the Invesco Convertible Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Convertible Securities Fund (one of the portfolios constituting the AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

February 23, 2017

24                         Invesco  Convertible Securities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (07/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,055.40	$4.70	$1,020.56	$4.62	0.91%
B	1,000.00	1,051.70	8.61	1,016.74	8.47	1.67
C	1,000.00	1,052.30	8.31	1,017.04	8.16	1.61
Y	1,000.00	1,057.10	3.46	1,021.77	3.40	0.67
R5	1,000.00	1,056.90	3.26	1,021.97	3.20	0.63
R6	1,000.00	1,057.80	2.74	1,022.47	2.69	0.53

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2016 through December 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

25                         Invesco  Convertible Securities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2016:

Federal and State Income Tax
Qualified Dividend Income*	12.89%
Corporate Dividends Received Deduction*	11.03%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26                         Invesco  Convertible Securities Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco  Convertible Securities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	144	Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company) Member of the Audit Committee, Ferroglobe PLC (metallurgical company) and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation; Chairman of the Board, Denver Film Society
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	144	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

T-2                         Invesco  Convertible Securities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Senior Vice President	2004

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Senior Vice President, The Invesco Funds

Formerly: Director, Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco  Convertible Securities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco  Convertible Securities Fund

Explore High-Conviction Investing with Invesco

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526                             MS-CSEC-AR-1                                      Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2016

Invesco Global Low Volatility Equity Yield Fund
Nasdaq: A: GTNDX ∎ B: GNBDX ∎ C: GNDCX ∎ R: GTNRX ∎ Y: GTNYX ∎ R5: GNDIX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

The reporting period began with significant stock market volatility in the US and abroad; this volatility was the result of investor uncertainty about global economic growth and monetary policy. After recovering, markets declined sharply following UK voters’ decision in June to leave the European Union. Relatively quickly, however, markets recovered, reaching record highs later in the summer. Demand was strong for income-producing investments, particularly those perceived to be lower risk; this benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive during the reporting period, news overseas was less upbeat. The European Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. After months of uncertainty, the surprise outcome of the US presidential election in November triggered a major stock market rally, with most market indexes reaching new record highs in December. As expected, the US Federal Reserve raised interest rates in December – its only rate increase during the reporting period and only its second increase since 2006. The Fed cited optimistic economic data for its decision, and Fed-watchers suggested that future rate increases might be announced more quickly than previously forecast.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2	Invesco Global Low Volatility Equity Yield Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

     We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

 I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

 As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Global Low Volatility Equity Yield Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2016, Class A shares of Invesco Global Low Volatility Equity Yield Fund (the Fund), at net asset value (NAV), underperformed the MSCI World Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/15 to 12/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.34%
Class B Shares	2.56
Class C Shares	2.56
Class R Shares	3.00
Class Y Shares	3.52
Class R5 Shares	3.67
MSCI World Index▼ (Broad Market/Style-Specific Index)	7.51
Lipper Global Equity Income Funds Index∎ (Peer Group Index)	7.20
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

Global equities began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China, falling oil prices and uncertainty over the US Federal Reserve’s (the Fed) monetary policy. Equity markets rebounded strongly in February. Central banks, including the Fed, the European Central Bank and the Bank of Japan, soothed investors’ nerves throughout the reporting period with accommodative policies and dovish rhetoric. Other factors contributing to investor sentiment included rebounding oil prices and, in the US, an improving housing market and employment picture. But the year was volatile and full of surprises – several of them involving elections.

In June, the Brexit – the decision by UK voters to leave the European Union – caused global markets to decline sharply, but only briefly. Stocks in economically sensitive sectors, including energy and financials, were hardest hit, and investors flocked to the perceived safety of US Treasuries and more defensive, dividend-paying equities. Following the surprise outcome of the US election in November, US stocks surged, led by the health care and financials sectors, which might ben-efit from reduced regulation. Non-US equities, particularly emerging market equities, traded lower on the news due to currency weakness and the prospect of a less favorable trade environment.

Also in November, OPEC agreed to cut production for the first time in eight years; the agreement helped support higher oil prices and energy stocks. As expected, the Fed raised interest rates in December 2016, its only rate hike during the reporting period. For the reporting period as a whole, US equities outperformed non-US equities. Emerging markets, supported by the Fed’s delayed interest rate increases and a rally in commodities, outperformed their developed-market counterparts

(excluding the US) – a reversal from previous years.

    The Fund seeks to provide a higher level of income than the MSCI World Index, while still achieving the highest return available with less volatility. The Fund attempts to do this through its stock selection process, in which we systematically evaluate fundamental and behavioral factors to forecast individual security returns and rank those securities based on their attractiveness relative to industry peers.

    During the year, performance was mixed across sectors of the Fund and its broad market/style-specific benchmark. Stock selection in the industrials, energy and information technology sectors detracted from Fund performance. In addition, an underweight position in the materials sector hurt the Fund’s performance relative to the broad market/style-specific benchmark even though stock selection in that sector was strong. Stock selection in the health care, financials, consumer discretionary, consumer staples and utilities sectors contributed positively to Fund performance.

    From a geographic perspective, stock selection in France, Hong Kong and Japan was beneficial to the Fund’s relative performance, while stock selection lagged in the UK and Australia. Although stock selection in the US was beneficial, a significant underweight position relative to the broad market/style-specific benchmark was a drag on performance.

    The largest detractor from Fund performance during the year was British property developer The Berkeley Group Holdings. The company was affected by a drop in new home purchases before the UK’s Brexit vote. The stock still looked attractive according to the Fund’s stock selection model. However, we sold our

Portfolio Composition
By sector	% of total net assets

Financials	15.7%
Health Care	12.6
Industrials	11.4
Utilities	11.4
Consumer Discretionary	11.4
Information Technology	9.9
Telecommunication Services	9.4
Consumer Staples	6.7
Real Estate	3.7
Materials	3.7
Energy	1.3
Money Market Funds Plus Other Assets Less Liabilities	2.8

Top 10 Equity Holdings*
	% of total net assets
1.	Orion Oyj-Class B	2.2%
2.	Lexington Realty Trust	2.1
3.	Intrum Justitia AB	2.1
4.	mixi, Inc.	2.1
5.	Recordati S.p.A.	2.0
6.	Aoyama Trading Co., Ltd.	2.0
7.	Annaly Capital Management, Inc.	2.0
8.	MFA Financial, Inc.	2.0
9.	Chimera Investment Corp.	2.0
10.	Harvey Norman Holdings Ltd.	2.0

Total Net Assets	$109.3 million
Total Number of Holdings*	66

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2016.

4	Invesco Global Low Volatility Equity Yield Fund

position in The Berkeley Group Holdings before the close of the reporting period. Berendsen struggled during the year as the company warned of slowing revenue growth and cited higher-than-expected costs incurred in the hospitality and parts division of its laundry business due to operational instability during peak summer months. We sold our position in Berendsen before the close of the reporting period.

    The top individual performer was Sands China, the leading developer, owner and operator of multi-use integrated resorts and casinos in Macao, China. An overweight position in this investment holding company relative to the MSCI World Index contributed positively to Fund performance. We sold our position in Sands China before the close of the reporting period to lock in gains. In addition, shares of JB Hi-Fi, an Austra-lian consumer electronics retailer, ben-efited from positive news of an acquisition that was announced during the reporting period. We sold our position in JB Hi-Fi before the close of the reporting period.

    The Fund uses a quantitative method of investing and focuses on four investment concepts that make up its stock selection model – Earnings Expectations, Market Sentiment, Management and Quality, and Value. During the reporting period, our stock selection model for our global investment universe showed an overall positive prognostic ability. Positive results were mainly driven by the strong predictive ability of our Management & Quality and Value concepts. Our Earnings Expectations and Market Sentiment concepts experienced a weak year as momentum-related factors lagged. The relative return distribution of all stocks in the global universe showed that, on average, the highest rated stocks identified by our stock selection model outperformed the market while the least attractive stocks underperformed the market. However, during the first half of the year, our most-liked stocks (top 5%) identified by our stock selection model underper-formed the market.

    Please note that the Fund’s strategy is principally implemented through equity investments, but may also use MSCI World Index futures contracts, a derivative instrument, to gain exposure to the equity market. During the year, the Fund invested in MSCI World Index futures contracts, which were a slight detractor from Fund performance. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    As always, we thank you for your continued investment in Invesco Global Low Volatility Equity Yield Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Michael Abata Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Low Volatility Equity

Yield Fund. He joined Invesco in 2011. Mr. Abata earned a BA in economics from Binghamton University.
Uwe Draeger Portfolio Manager, is manager of Invesco Global Low Volatility Equity Yield Fund. He joined Invesco in

2005. Mr. Draeger earned a Diplom-Ökonom degree from Hochschule für Ökonomie Berlin, an MA from City of London Polytechnic and an MBA from Anglia Business School (Cambridge).
Nils Huter Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Low Volatility Equity

Yield Fund. He joined Invesco in 2007. Mr. Huter earned a business administration degree, Diplom Kaufmann (FH), the University of Applied Sciences and Arts in Hildesheim.
Charles Ko Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Low Volatility

Equity Yield Fund. He joined Invesco in 2012. Mr. Ko earned a BS from MIT and an MBA from Yale University.

Jens Langewand Portfolio Manager, is manager of Invesco Global Low Volatility Equity Yield Fund. He joined Invesco in 2007. Mr. Langewand earned a Diplom Kaufmann degree from the University of Münster and a PhD from the University of Augsburg.
Donna Chapman Wilson Portfolio Manager and Director of Portfolio Management, is

manager of Invesco Global Low Volatility Equity Yield Fund. She joined Invesco in 1997. Ms. Chapman Wilson earned a BA in economics from Hampton University and an MBA in finance from the Wharton School of the University of Pennsylvania.

5	Invesco Global Low Volatility Equity Yield Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/06

1  Source: FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

The Lipper Global Equity Income Funds Index is not shown on the chart as the index does not have 10 years of performance history.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Global Low Volatility Equity Yield Fund

Average Annual Total Returns
As of 12/31/16, including maximum applicable sales charges

Class A Shares
Inception (9/15/97)	5.20%
10 Years	0.90
5 Years	5.81
1 Year	-2.32

Class B Shares
Inception (9/15/97)	5.29%
10 Years	0.86
5 Years	5.92
1 Year	-2.43

Class C Shares
Inception (1/2/98)	5.07%
10 Years	0.71
5 Years	6.22
1 Year	1.56

Class R Shares
Inception (10/31/05)	3.23%
10 Years	1.22
5 Years	6.73
1 Year	3.00

Class Y Shares
10 Years	1.67%
5 Years	7.27
1 Year	3.52

Class R5 Shares
Inception (4/30/04)	5.17%
10 Years	2.00
5 Years	7.51
1 Year	3.67

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Class R5 shares was 1.60%, 2.35%, 2.35%, 1.85%, 1.35% and 1.13%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7	Invesco Global Low Volatility Equity Yield Fund

Invesco Global Low Volatility Equity Yield Fund’s investment objective is income and long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2016, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counter-party risk is the risk that the counter-party to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
∎	Investing in the European Union risk. Investments in certain countries in the European Union are susceptible to high economic risks associated with high levels of debt, such as investments in sovereign debt of Greece, Italy and Spain. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. Separately, the European Union faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the European Union, such as the United Kingdom (UK) which has announced its intention to exit, would place its currency and banking system in jeopardy. The exit by the UK or other member states will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

8	Invesco Global Low Volatility Equity Yield Fund

markets, which will adversely affect the Fund’s investments.

∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. There is no guarantee that the portfolio manager’s stock selection process will produce lower volatility than the broader markets in which the Fund invests. In addition, the Fund’s investment strategy to seek lower volatility may cause the Fund to underperform the broader markets in which the Fund invests during market rallies. Such underperformance could be significant during sudden or significant market rallies. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Real estate investment trust (REIT)/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.

About indexes used in this report

∎	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper Global Equity Income Funds Index is an unmanaged Index considered representative of global equity income funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9	Invesco Global Low Volatility Equity Yield Fund

Schedule of Investments

December 31, 2016

	Shares	Value
Common Stocks & Other Equity Interests–97.20%
Australia–7.26%
Cochlear Ltd.	20,827	$1,838,709
CSR Ltd.	586,131	1,954,310
Harvey Norman Holdings Ltd.	583,986	2,166,318
JB Hi-Fi Ltd.	97,979	1,978,216
		7,937,553

Belgium–0.75%
S.A. D’Ieteren N.V.	18,562	820,474

Canada–6.48%
Capital Power Corp.(a)	110,709	1,915,158
IGM Financial, Inc.(a)	66,940	1,904,239
Metro Inc.	33,918	1,014,370
Superior Plus Corp.(a)	74,900	711,155
Westshore Terminals Investment Corp.	79,640	1,535,450
		7,080,372

China–0.70%
Yangzijiang Shipbuilding Holdings Ltd.	1,372,400	767,977

Finland–4.16%
Kesko Oyj–Class B	43,166	2,157,224
Orion Oyj–Class B	53,792	2,394,408
		4,551,632

Hong Kong–4.78%
CLP Holdings Ltd.	228,500	2,087,881
HK Electric Investments and HK Electric Investments Ltd.–REGS(b)	2,317,500	1,910,771
NWS Holdings Ltd.	539,000	876,370
Television Broadcasts Ltd.	105,500	346,930
		5,221,952

Israel–0.73%
Bezeq The Israeli Telecommunication Corp. Ltd.	237,732	451,648
Paz Oil Co. Ltd.	2,329	341,522
		793,170

Italy–2.02%
Recordati S.p.A.	77,890	2,206,986

Japan–4.81%
Aoyama Trading Co., Ltd.	63,300	2,201,717
K’s Holdings Corp.(a)	46,600	816,208
mixi, Inc.	61,500	2,240,281
		5,258,206

Netherlands–1.66%
BE Semiconductor Industries N.V.	54,349	1,809,967

	Shares	Value
New Zealand–7.00%
Contact Energy Ltd.	524,221	$1,693,121
Fletcher Building Ltd.	282,794	2,077,381
Meridian Energy Ltd.	387,756	698,905
Spark New Zealand Ltd.	893,260	2,112,159
Z Energy Ltd.	210,900	1,063,755
		7,645,321

Norway–1.81%
SalMar ASA	66,073	1,974,521

Singapore–2.09%
SATS Ltd.	234,900	784,825
Venture Corp. Ltd.	220,600	1,503,301
		2,288,126

Spain–1.70%
Prosegur Cia de Seguridad S.A.	297,505	1,856,887

Sweden–2.09%
Intrum Justitia AB	67,578	2,280,795

Switzerland–4.63%
Banque Cantonale Vaudoise	641	405,995
Georg Fischer AG	1,539	1,260,398
Lonza Group AG	11,483	1,987,974
Swiss Re AG	14,874	1,409,477
		5,063,844

United Kingdom–5.99%
Go-Ahead Group PLC	25,404	697,536
QinetiQ Group PLC	608,921	1,972,621
SSE PLC	105,820	2,023,377
Vodafone Group PLC	753,322	1,853,229
		6,546,763

United States–38.54%
AGNC Investment Corp.	110,632	2,005,758
Annaly Capital Management, Inc.	219,258	2,186,002
AT&T Inc.	47,507	2,020,473
CenturyLink Inc.	76,550	1,820,359
Chimera Investment Corp.	127,810	2,175,326
Cisco Systems, Inc.	65,984	1,994,036
CYS Investments, Inc.	278,465	2,152,534
Darden Restaurants, Inc.	29,510	2,145,967
EastGroup Properties, Inc.	19,463	1,437,148
Entergy Corp.	19,700	1,447,359
Gilead Sciences, Inc.	27,577	1,974,789
HP Inc.	130,799	1,941,057
Intel Corp.	35,382	1,283,305
Lamar Advertising Co.–Class A	4,974	334,452
Lexington Realty Trust	214,928	2,321,222
Merck & Co., Inc.	31,651	1,863,294

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Low Volatility Equity Yield Fund

	Shares	Value
United States–(continued)
MFA Financial, Inc.	285,176	$2,175,893
New Residential Investment Corp.	38,481	604,921
R.R. Donnelley & Sons Co.	28,158	459,539
Staples, Inc.	216,912	1,963,054
Two Harbors Investment Corp.	245,755	2,142,984
Verizon Communications Inc.	37,741	2,014,615
Wal-Mart Stores, Inc.	30,716	2,123,090
WellCare Health Plans Inc.(c)	11,123	1,524,741
		42,111,918
Total Common Stocks & Other Equity Interests (Cost $105,726,353)		106,216,464

Money Market Funds–1.99%
Government & Agency Portfolio–Institutional Class, 0.43%(d)	1,302,367	1,302,367
Treasury Portfolio–Institutional Class, 0.37%(d)	868,245	868,245
Total Money Market Funds (Cost $2,170,612)		2,170,612
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.19% (Cost $107,896,965)		108,387,076

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.46%
Government & Agency Portfolio–Institutional Class, 0.43% (Cost $3,785,897)(d)(e)	3,785,897	$3,785,897
TOTAL INVESTMENTS–102.65% (Cost $111,682,862)		112,172,973
OTHER ASSETS LESS LIABILITIES–(2.65)%		(2,895,063)
NET ASSETS–100.00%		$109,277,910

Investment Abbreviations:

REGS – Regulation S

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at December 31, 2016.
(b)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at December 31, 2016 represented 1.75% of the Fund’s Net Assets.
(c)	Non-income producing security.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2016.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Low Volatility Equity Yield Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments, at value (Cost $105,726,353)*	$106,216,464
Investments in affiliated money market funds, at value and cost	5,956,509
Total investments, at value (Cost $111,682,862)	112,172,973
Deposits with broker for open futures contracts	57,000
Foreign currencies, at value (Cost $537,144)	529,941
Receivable for:
Fund shares sold	39,074
Dividends	556,448
Investment for trustee deferred compensation and retirement plans	80,864
Other assets	38,618
Total assets	113,474,918

Liabilities:
Payable for:
Fund shares reacquired	185,577
Collateral upon return of securities loaned	3,785,897
Variation margin — futures	10,498
Accrued fees to affiliates	75,708
Accrued trustees’ and officers’ fees and benefits	153
Accrued other operating expenses	48,655
Trustee deferred compensation and retirement plans	90,520
Total liabilities	4,197,008
Net assets applicable to shares outstanding	$109,277,910

Net assets consist of:
Shares of beneficial interest	$188,961,244
Undistributed net investment income	380,316
Undistributed net realized gain (loss)	(80,539,191)
Net unrealized appreciation	475,541
$109,277,910

Net Assets:
Class A	$92,153,534
Class B	$1,100,971
Class C	$10,282,973
Class R	$1,397,797
Class Y	$3,338,840
Class R5	$1,003,795

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	7,452,751
Class B	94,056
Class C	879,778
Class R	112,880
Class Y	269,438
Class R5	80,195
Class A:
Net asset value per share	$12.37
Maximum offering price per share
(Net asset value of $12.37 ÷ 94.50%)	$13.09
Class B:
Net asset value and offering price per share	$11.71
Class C:
Net asset value and offering price per share	$11.69
Class R:
Net asset value and offering price per share	$12.38
Class Y:
Net asset value and offering price per share	$12.39
Class R5:
Net asset value and offering price per share	$12.52

*	At December 31, 2016, securities with an aggregate value of $3,592,378 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Low Volatility Equity Yield Fund

Statement of Operations

For the year ended December 31, 2016

Investment income:
Dividends (net of foreign withholding taxes of $293,916)	$5,609,275
Dividends from affiliated money market funds (includes securities lending income of $49,876)	60,358
Other income	15,209
Total investment income	5,684,842

Expenses:
Advisory fees	981,417
Administrative services fees	50,000
Distribution fees:
Class A	256,413
Class B	15,463
Class C	117,785
Class R	7,054
Transfer agent fees — A, B, C, R and Y	324,628
Transfer agent fees — R5	1,411
Trustees’ and officers’ fees and benefits	21,812
Registration and filing fees	74,518
Reports to shareholders	30,781
Professional services fees	54,580
Other	16,422
Total expenses	1,952,284
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(35,014)
Net expenses	1,917,270
Net investment income	3,767,572

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(2,047,711)
Foreign currencies	(120,764)
Futures contracts	134,700
(2,033,775)
Change in net unrealized appreciation (depreciation) of:
Investment securities	2,519,376
Foreign currencies	(1,863)
Futures contracts	(49,008)
2,468,505
Net realized and unrealized gain	434,730
Net increase in net assets resulting from operations	$4,202,302

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Global Low Volatility Equity Yield Fund

Statement of Changes in Net Assets

For the years ended December 31, 2016 and 2015

	2016	2015
Operations:
Net investment income	$3,767,572	$5,678,580
Net realized gain (loss)	(2,033,775)	(11,999,929)
Change in net unrealized appreciation (depreciation)	2,468,505	(4,997,092)
Net increase (decrease) in net assets resulting from operations	4,202,302	(11,318,441)

Distributions to shareholders from net investment income:
Class A	(3,600,966)	(4,878,207)
Class B	(41,779)	(81,227)
Class C	(325,800)	(486,020)
Class R	(46,674)	(56,214)
Class Y	(150,047)	(262,016)
Class R5	(53,603)	(350,193)
Total distributions from net investment income	(4,218,869)	(6,113,877)

Share transactions–net:
Class A	(16,316,528)	(18,211,264)
Class B	(864,046)	(1,346,294)
Class C	(2,608,033)	(4,353,931)
Class R	12,401	(68,477)
Class Y	(878,112)	(5,028,439)
Class R5	(988,657)	(10,666,053)
Net increase (decrease) in net assets resulting from share transactions	(21,642,975)	(39,674,458)
Net increase (decrease) in net assets	(21,659,542)	(57,106,776)

Net assets:
Beginning of year	130,937,452	188,044,228
End of year (includes undistributed net investment income of $380,316 and $952,341, respectively)	$109,277,910	$130,937,452

Notes to Financial Statements

December 31, 2016

NOTE 1—Significant Accounting Policies

Invesco Global Low Volatility Equity Yield Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is income and long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Class R5. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based

14                         Invesco Global Low Volatility Equity Yield Fund

on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total return. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

15                         Invesco Global Low Volatility Equity Yield Fund

D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

16                         Invesco Global Low Volatility Equity Yield Fund

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
M.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.80%
Next $250 million	0.78%
Next $500 million	0.76%
Next $1.5 billion	0.74%
Next $2.5 billion	0.72%
Next $2.5 billion	0.70%
Next $2.5 billion	0.68%
Over $10 billion	0.66%

For the year ended December 31, 2016, the effective advisory fees incurred by the Fund was 0.80%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective May 1, 2016, the Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Class R5 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). Prior to May 1, 2016, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Class R5 shares to 1.46%, 2.21%, 2.21%, 1.71%, 1.21% and 1.21%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary

17                         Invesco Global Low Volatility Equity Yield Fund

or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2016, the Adviser waived advisory fees of $4,173 reimbursed class level expenses of $23,565, $355, $2,706, $324 and $910 for Class A, Class B, Class C, Class R and Class Y shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2016, IDI advised the Fund that IDI retained $12,049 in front-end sales commissions from the sale of Class A shares and $2,627, $130 and $286 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

18                         Invesco Global Low Volatility Equity Yield Fund

During the year ended December 31, 2016, there were transfers from Level 1 to Level 2 of $2,288,126 and from Level 2 to Level 1 of $6,726,648, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$4,120,628	$3,816,925	$—	$7,937,553
Belgium	820,474	—	—	820,474
Canada	7,080,372	—	—	7,080,372
China	—	767,977	—	767,977
Finland	4,551,632	—	—	4,551,632
Hong Kong	346,930	4,875,022	—	5,221,952
Israel	793,170	—	—	793,170
Italy	2,206,986	—	—	2,206,986
Japan	816,208	4,441,998	—	5,258,206
Netherlands	1,809,967	—	—	1,809,967
New Zealand	1,063,755	6,581,566	—	7,645,321
Norway	1,974,521	—	—	1,974,521
Singapore	—	2,288,126	—	2,288,126
Spain	—	1,856,887	—	1,856,887
Sweden	2,280,795	—	—	2,280,795
Switzerland	5,063,844	—	—	5,063,844
United Kingdom	1,972,621	4,574,142	—	6,546,763
United States	42,111,918	—	—	42,111,918
Money Market Funds	5,956,509	—	—	5,956,509
	82,970,330	29,202,643	—	112,172,973
Futures Contracts*	(2,739)	—	—	(2,739)
Total Investments	$82,967,591	$29,202,643	$—	$112,170,234

*	Net Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

Open Futures Contracts(a)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
CME E-Mini S&P 500 Index	Long	12	March-2017	$1,341,720	$(12,029)
Dow Jones EURO STOXX 50 Index	Long	12	March-2017	413,905	5,045
FTSE 100 Index	Long	2	March-2017	173,811	3,335
SGX NIKKEI 225 Index	Long	3	March-2017	244,759	910
Total futures contracts — equity risk					$(2,739)

(a)	Futures contracts collateralized by $57,000 cash held with Merrill Lynch & Co., Inc., the futures commission merchant.

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2016:

Value
Derivative Assets	Equity Risk
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$9,290
Derivatives not subject to master netting agreements	(9,290)
Total derivative assets subject to master netting agreements	$—

19                         Invesco Global Low Volatility Equity Yield Fund

Value
Derivative Liabilities	Equity Risk
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$(12,029)
Derivatives not subject to master netting agreements	12,029
Total derivative liabilities subject to master netting agreements	$—

(a)	Includes cumulative appreciation (depreciation) on futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain:
Futures contracts	$134,700
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(49,008)
Total	$85,692

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$2,466,176

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,981.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2016 and 2015:

	2016	2015
Ordinary income	$4,218,869	$6,113,877

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$469,433
Net unrealized appreciation — investments	490,111
Net unrealized appreciation (depreciation) — other investments	(10,831)
Temporary book/tax differences	(89,117)
Capital loss carryforward	(80,542,930)
Shares of beneficial interest	188,961,244
Total net assets	$109,277,910

20                         Invesco Global Low Volatility Equity Yield Fund

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2016, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2017	$65,336,393	$—	$65,336,393
Not subject to expiration	14,709,089	497,448	15,206,537
	$80,045,482	$497,448	$80,542,930

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2016 was $99,464,080 and $119,840,602, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$6,991,118
Aggregate unrealized (depreciation) of investment securities	(6,501,007)
Net unrealized appreciation of investment securities	$490,111

Cost of investments is the same for financial reporting and for tax purposes.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward and foreign currency transactions, on December 31, 2016, undistributed net investment income was decreased by $120,728, undistributed net realized gain (loss) was increased by $9,304,326 and shares of beneficial interest was decreased by $9,183,598. This reclassification had no effect on the net assets of the Fund.

21                         Invesco Global Low Volatility Equity Yield Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	353,426	$4,436,908	922,170	$12,318,153
Class B	1,728	20,734	4,321	52,985
Class C	57,591	682,337	177,958	2,210,659
Class R	12,784	160,376	13,975	185,157
Class Y	247,419	3,138,248	198,850	2,670,632
Class R5	28,803	354,117	123,050	1,706,082

Issued as reinvestment of dividends:
Class A	270,902	3,433,001	350,620	4,523,583
Class B	3,422	41,094	6,497	79,584
Class C	24,872	298,020	35,043	427,248
Class R	3,670	46,574	4,360	56,214
Class Y	7,347	93,275	12,727	166,137
Class R5	4,177	53,603	16,709	223,666

Automatic conversion of Class B shares to Class A shares:
Class A	52,890	662,318	74,974	1,012,702
Class B	(55,914)	(662,318)	(79,262)	(1,012,702)

Reacquired:
Class A	(1,968,836)	(24,848,755)	(2,717,157)	(36,065,702)
Class B	(22,127)	(263,556)	(36,983)	(466,161)
Class C	(303,245)	(3,588,390)	(555,133)	(6,991,838)
Class R	(15,339)	(194,549)	(23,548)	(309,848)
Class Y	(328,003)	(4,109,635)	(592,230)	(7,865,208)
Class R5	(112,298)	(1,396,377)	(930,174)	(12,595,801)
Net increase (decrease) in share activity	(1,736,731)	$(21,642,975)	(2,993,233)	$(39,674,458)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 22% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

22                         Invesco Global Low Volatility Equity Yield Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 12/31/16	$12.40	$0.40	$0.02	$0.42	$(0.45)	$12.37	3.34%	$92,154	1.49	%(d)	1.52	%(d)	3.14	%(d)	83%
Year ended 12/31/15	13.89	0.48	(1.44)	(0.96)	(0.53)	12.40	(7.02)	108,429	1.48		1.52		3.60		94
Year ended 12/31/14	14.44	0.53	(0.55)	(0.02)	(0.53)	13.89	(0.33)	140,461	1.45		1.46		3.55		64
Year ended 12/31/13	11.38	0.27	3.05	3.32	(0.26)	14.44	29.32	117,234	1.54		1.54		2.10		103
Year ended 12/31/12	10.28	0.13	1.24	1.37	(0.27)	11.38	13.32	94,785	1.63		1.63		1.21		72
Class B
Year ended 12/31/16	11.74	0.29	0.02	0.31	(0.34)	11.71	2.56	1,101	2.24	(d)	2.27	(d)	2.39	(d)	83
Year ended 12/31/15	13.14	0.36	(1.36)	(1.00)	(0.40)	11.74	(7.65)	1,959	2.23		2.27		2.85		94
Year ended 12/31/14	13.66	0.39	(0.52)	(0.13)	(0.39)	13.14	(1.08)	3,580	2.20		2.21		2.80		64
Year ended 12/31/13	10.81	0.16	2.89	3.05	(0.20)	13.66	28.34	5,434	2.29		2.29		1.35		103
Year ended 12/31/12	9.74	0.05	1.17	1.22	(0.15)	10.81	12.53	6,626	2.38		2.38		0.46		72
Class C
Year ended 12/31/16	11.72	0.28	0.02	0.30	(0.33)	11.69	2.56	10,283	2.24	(d)	2.27	(d)	2.39	(d)	83
Year ended 12/31/15	13.13	0.36	(1.37)	(1.01)	(0.40)	11.72	(7.74)	12,900	2.23		2.27		2.85		94
Year ended 12/31/14	13.66	0.40	(0.52)	(0.12)	(0.41)	13.13	(1.06)	18,936	2.20		2.21		2.80		64
Year ended 12/31/13	10.79	0.17	2.89	3.06	(0.19)	13.66	28.42	14,099	2.29		2.29		1.35		103
Year ended 12/31/12	9.73	0.05	1.16	1.21	(0.15)	10.79	12.44	8,864	2.38		2.38		0.46		72
Class R
Year ended 12/31/16	12.42	0.37	0.01	0.38	(0.42)	12.38	3.00	1,398	1.74	(d)	1.77	(d)	2.89	(d)	83
Year ended 12/31/15	13.91	0.44	(1.44)	(1.00)	(0.49)	12.42	(7.24)	1,388	1.73		1.77		3.35		94
Year ended 12/31/14	14.46	0.49	(0.55)	(0.06)	(0.49)	13.91	(0.58)	1,627	1.70		1.71		3.30		64
Year ended 12/31/13	11.41	0.25	3.05	3.30	(0.25)	14.46	29.00	1,351	1.79		1.79		1.85		103
Year ended 12/31/12	10.30	0.11	1.23	1.34	(0.23)	11.41	13.01	931	1.88		1.88		0.96		72
Class Y
Year ended 12/31/16	12.42	0.43	0.02	0.45	(0.48)	12.39	3.60	3,339	1.24	(d)	1.27	(d)	3.39	(d)	83
Year ended 12/31/15	13.92	0.52	(1.46)	(0.94)	(0.56)	12.42	(6.90)	4,257	1.23		1.27		3.85		94
Year ended 12/31/14	14.49	0.57	(0.55)	0.02	(0.59)	13.92	(0.04)	10,067	1.20		1.21		3.80		64
Year ended 12/31/13	11.38	0.32	3.04	3.36	(0.25)	14.49	29.63	3,176	1.29		1.29		2.35		103
Year ended 12/31/12	10.29	0.16	1.23	1.39	(0.30)	11.38	13.55	756	1.38		1.38		1.46		72
Class R5
Year ended 12/31/16	12.56	0.45	0.02	0.47	(0.51)	12.52	3.67	1,004	1.10	(d)	1.10	(d)	3.53	(d)	83
Year ended 12/31/15	14.08	0.56	(1.49)	(0.93)	(0.59)	12.56	(6.66)	2,004	1.05		1.05		4.03		94
Year ended 12/31/14	14.63	0.61	(0.55)	0.06	(0.61)	14.08	0.21	13,373	0.97		0.98		4.03		64
Year ended 12/31/13	11.49	0.35	3.08	3.43	(0.29)	14.63	29.99	25,230	1.02		1.02		2.62		103
Year ended 12/31/12	10.39	0.20	1.25	1.45	(0.35)	11.49	13.96	18,609	1.06		1.06		1.78		72

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $102,565, $1,546, $11,778, $1,411, $3,961 and $1,415 for Class A, Class B, Class C, Class R, Class Y and Class R5 shares, respectively.

23                         Invesco Global Low Volatility Equity Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)

and Shareholders of the Invesco Global Low Volatility Equity Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Global Low Volatility Equity Yield Fund (one of the portfolios constituting the AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

February 23, 2017

24                         Invesco Global Low Volatility Equity Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (07/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/16)	Expenses Paid During Period[2]
A	$1,000.00	$985.90	$7.49	$1,017.60	$7.61	1.50%
B	1,000.00	982.10	11.21	1,013.83	11.39	2.25
C	1,000.00	982.00	11.21	1,013.83	11.39	2.25
R	1,000.00	983.90	8.73	1,016.34	8.87	1.75
Y	1,000.00	986.40	6.24	1,018.85	6.34	1.25
R5	1,000.00	987.60	5.45	1,019.66	5.53	1.09

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2016 through December 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

25                         Invesco Global Low Volatility Equity Yield Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2016:

Federal and State Income Tax
Qualified Dividend Income*	66.37%
Corporate Dividends Received Deduction*	10.91%
U.S. Treasury Obligations*	0.00%
Foreign Taxes	$0.0298
Foreign Source Income	$0.3548

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26                         Invesco Global Low Volatility Equity Yield Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Global Low Volatility Equity Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	144	Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company) Member of the Audit Committee, Ferroglobe PLC (metallurgical company) and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation; Chairman of the Board, Denver Film Society
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	144	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

T-2                         Invesco Global Low Volatility Equity Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Senior Vice President	2004

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Senior Vice President, The Invesco Funds

Formerly: Director, Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Global Low Volatility Equity Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Global Low Volatility Equity Yield Fund

Explore High-Conviction Investing with Invesco

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526                             GLVEY-AR-1                                                 Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2016

Invesco Income Allocation Fund
Nasdaq:
A: ALAAX ◾ B: BLIAX ◾ C: CLIAX ◾ R: RLIAX ◾ Y: ALAYX ◾ R5: ILAAX

Letters to Shareholders

Philip Taylor	Dear Shareholders:
This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

The reporting period began with significant stock market volatility in the US and abroad; this volatility was the result of investor uncertainty about global economic growth and monetary policy. After recovering, markets declined sharply following UK voters’ decision in June to leave the European Union. Relatively quickly, however, markets recovered, reaching record highs later in the summer. Demand was strong for income-producing investments, particularly those perceived to be lower risk; this benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive during the reporting period, news overseas was less upbeat. The European Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. After months of uncertainty, the surprise outcome of the US presidential election in November triggered a major stock market rally, with most market indexes reaching new record highs in December. As expected, the US Federal Reserve raised interest rates in December – its only rate increase during the reporting period and only its second increase since 2006. The Fed cited optimistic economic data for its decision, and Fed-watchers suggested that future rate increases might be announced more quickly than previously forecast.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.

2	Invesco Income Allocation Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Income Allocation Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2016, Class A shares of Invesco Income Allocation Fund (the Fund), at net asset value (NAV), had a positive return and outperformed the Fund’s style-specific index, the Custom Invesco Income Allocation Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/15 to 12/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	9.15%
Class B Shares	8.32
Class C Shares	8.33
Class R Shares	8.87
Class Y Shares	9.42
Class R5 Shares	9.42
S&P 500 Index▼ (Broad Market Index)	11.96
Custom Invesco Income Allocation Index∎ (Style-Specific Index)	6.38
Lipper Mixed-Asset Target Allocation Conservative Funds Index◆ (Peer Group Index)	6.28
Source(s): ▼FactSet Research Systems Inc.; ∎Invesco, FactSet Research Systems Inc.; ◆Lipper Inc.

Market conditions and your Fund

During the year ended December 31, 2016, the US economy continued to expand. US gross domestic product showed the US economy grew by 3.5% in the third quarter.1 Employment data were mixed, with unemployment ending the year at 4.7%.2 Oil prices traded in a range from the high $20s to the low $50s during the reporting period.3 Major US stock market indexes posted gains for the reporting period, with most major market indexes hitting record highs; however, the markets were fairly volatile during the first half of the year.

Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China, falling oil prices and uncertainty over the US Federal Reserve’s (the Fed) monetary policy. Markets recovered in February and posted gains until June, when UK voters opted to leave the European Union, sending markets sharply lower. Markets again recovered, and major US equity indexes hit record highs during the summer. Following the outcome of the

US presidential election, a stock market rally sent major US equity market indexes to new record highs. The rally was led by financials, gaining on the belief that they might benefit from reduced federal regulation. Also in November, OPEC agreed to cut production for the first time in eight years, which helped support higher oil prices. The Fed raised interest rates by a quarter point in December 2016 – the only increase during the reporting period.4 The rate hike was largely priced in, but short-term fixed income securities were still under pressure, with further rate hikes expected in 2017.

In terms of global asset class and investment style performance during the reporting period, small-cap and value stocks posted positive performance. Energy and financials broadly outperformed all other sectors. Reflecting these trends, the largest contributors to Fund performance during the reporting period were PowerShares Russell Top 200 Pure Value Portfolio, which provided access to small-cap value stocks, and Invesco Dividend Income Fund. Invesco Multi-Asset Income Fund also

Portfolio Composition†
% of Total Investments
Asset Allocation*	As of 12/31/2016

Fixed Income	65.1%
U.S. Equities	21.9
Alternatives	7.0
International Equities	6.0

*Excluding money market funds

† Based on Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

Total Net Assets	$540.3 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
Data presented here are as of December 31, 2016.

added to Fund results, led by gains in high yield securities, emerging market bonds, mortgage real estate investment trusts (REITs) and preferred stocks.

    The largest detractors from Fund performance reflect strategic changes that were made to underlying funds early in the reporting period. Specifically, PowerShares Active U.S. Real Estate Fund and Invesco Diversified Dividend Fund were among the largest detractors from Fund performance, as these funds posted negative returns and were trimmed as underlying holdings before equity markets recovered in February. PowerShares 1-30 Laddered Treasury Portfolio also detracted from Fund performance amid a more difficult environment for fixed income securities with longer maturities.

    During the reporting period, strategic changes were made to underlying funds to allow for increased use of factor-based investments and access to the growing breadth and depth of Invesco’s investment capabilities. We exited our positions in Invesco Diversified Dividend Fund, Invesco International Total Return Fund, Invesco Short Term Bond Fund and PowerShares Active U.S. Real Estate Portfolio. The proceeds were used to establish positions in the following underlying funds during the reporting period: Invesco Global Real Estate Income Fund, Invesco Quality Income Fund, PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Russell Top 200 Pure Value Portfolio, PowerShares S&P International Developed Low Volatility Portfolio and PowerShares Variable Rate Preferred Portfolio.

    Please note that some of the Fund’s underlying funds – which include, but are not limited to, Invesco Multi-Asset Income Fund – may use derivatives, including futures and total return swaps, which may create economic leverage in the underlying funds. Therefore, performance of these underlying funds, both positive and negative, can be attributed to these instruments.

    We welcome new investors who joined the Fund during the year, and we thank you for investing in Invesco Income Allocation Fund.

1  Source: Bureau of Economic Analysis

2  Source: Bureau of Labor Statistics

3  Source: Thompson-Reuters

4  Source: US Federal Reserve

4	Invesco Income Allocation Fund

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Duy Nguyen Chartered Financial Analyst, Portfolio Manager and Chief Investment Officer of Invesco Global
Solutions Development and Implementation Team, is manager of Invesco Income Allocation Fund. He joined Invesco in 2000. Mr. Nguyen earned a BBA from The University of Texas at Austin and an MS from the University of Houston.

Jacob Borbidge Chartered Financial Analyst, Portfolio Manager and Head of Research, Invesco Global Solutions
Development and Implementation Team, is manager of Invesco Income Allocation Fund. He joined Invesco in 2004. Mr. Borbidge earned a BS in mechanical engineering from Lehigh University and an MS in finance from the University of Houston.

Assisted by Invesco’s Global Solutions Development and Implementation Team

5	Invesco Income Allocation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/06

1  Source: FactSet Research Systems Inc.

2  Source(s): Invesco, FactSet Research Systems Inc.

3  Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Income Allocation Fund

Average Annual Total Returns
As of 12/31/16, including maximum applicable sales charges
Class A Shares
Inception (10/31/05)	5.07%
10 Years	4.29
5 Years	5.68
1 Year	3.15
Class B Shares
Inception (10/31/05)	5.03%
10 Years	4.25
5 Years	5.80
1 Year	3.32
Class C Shares
Inception (10/31/05)	4.81%
10 Years	4.09
5 Years	6.08
1 Year	7.33
Class R Shares
Inception (10/31/05)	5.34%
10 Years	4.61
5 Years	6.63
1 Year	8.87
Class Y Shares
10 Years	5.10%
5 Years	7.15
1 Year	9.42
Class R5 Shares
Inception (10/31/05)	5.86%
10 Years	5.14
5 Years	7.15
1 Year	9.42

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Class R5 shares was 0.83%, 1.58%, 1.58%, 1.08%, 0.58% and 0.58%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Class R5 shares was 1.06%, 1.81%, 1.81%, 1.31%, 0.81% and 0.78%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.58% for Invesco Income Allocation Fund.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2018. See current prospectus for more information.

7	Invesco Income Allocation Fund

Invesco Income Allocation Fund’s investment objective is current income and, secondarily, growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2016, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Allocation risk. The Fund’s investment performance depends, in part, on how its assets are allocated among the underlying funds or asset classes. The Adviser’s evaluations and assumptions regarding the asset classes or the underlying funds in which the Fund invests may be incorrect, causing the Fund to be invested (or not invested) in one or more asset classes or underlying funds at an inopportune time, which could negatively affect the Fund’s performance.
∎	Bank loan risk. There are a number of risks associated with an investment in bank loans including, credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair an underlying fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to an underlying fund. As a result an underlying fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause an underlying fund to lose income or principal on a particular investment, which in turn could affect the underlying fund’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.

∎	Borrowing risk. Borrowing money to buy securities exposes an underlying fund to leverage and will cause an underlying fund’s share price to be more volatile because leverage will exaggerate the effect of any increase or decrease in the value of an underlying fund’s portfolio securities. Borrowing money may also require an underlying fund to liquidate positions when it may not be advantageous to do so. In addition, an underlying fund will incur interest expenses and other fees on borrowed money. There can be no assurance that an underlying fund’s borrowing strategy will enhance and not reduce the underlying fund’s returns.
∎	Cash/cash equivalents risk. In rising markets, holding cash or cash equivalents will negatively affect an underlying fund’s performance relative to its benchmark.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of an underlying fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and an underlying fund’s transaction costs.

∎	Collateralized loan obligations risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if an underlying fund invests in CLOs that hold loans of uncreditworthy borrowers or if an underlying fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.
∎	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of an underlying fund from certain commodity-linked derivatives was treated as non-qualifying income, an underlying fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of an underlying fund’s use of commodity-linked notes or a wholly-owned subsidiary (which guidance might be applied to the underlying fund retroactively), it could, among other consequences, limit the underlying fund’s ability to pursue its investment strategy.
∎	Commodity risk. An underlying fund may have investment exposure to the commodities markets and/or a particular sector of the commodities markets, which may subject an underlying fund

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco Income Allocation Fund

to greater volatility than investments in traditional securities, such as stocks and bonds. Volatility in the commodities markets may be caused by changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds, and factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, or supply and demand disruptions. Because an underlying fund’s performance may be linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of an underlying fund’s shares.

∎	Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss.
∎	Credit linked notes risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and, in some cases, foreign currency risk. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security. Credit linked notes may be less liquid than other investments and therefore harder to dispose of at the desired time and price. In addition, credit linked notes may be leveraged and, as a result, small changes in the value of the underlying reference obligation may produce disproportionate losses to an underlying fund.
∎	Debt securities risk. The prices of debt securities held by an underlying fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause an underlying fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce an underlying fund’s distributable income because interest payments on floating rate debt instruments held by an underlying fund will decline. An underlying fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Defaulted securities risk. Defaulted securities pose a greater risk that principal will not be repaid than non-defaulted securities. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
∎	Depositary receipts risk. Investing in depositary receipts involve the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. An underlying fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks.

Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay an underlying fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in an underlying fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make an underlying fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and an underlying fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which an underlying fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact an underlying fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Dividend paying security risk. Securities that pay high dividends as a group can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in an underlying fund’s underlying index and the capital resources available for such companies’ dividend payments may affect an underlying fund.
∎	Dollar roll transactions risk. Dollar roll transactions occur in connection with TBA transactions and involve the risk that the market value of the securities an underlying fund is required to purchase may decline below the agreed upon purchase price of those securities. Dollar roll transactions add a form of leverage to an underlying fund’s portfolio, which may make the Fund’s returns more volatile and increase the risk of loss. In addition, dollar roll transactions may increase an underlying fund’s portfolio turnover, which may result in increased brokerage costs and may lower an underlying fund’s actual return.
∎	Emerging markets securities risk. Emerging markets (also referred to as

9	Invesco Income Allocation Fund

developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

∎	Exchange-traded fund industry concentration risk. In following its methodology, an underlying exchange-traded fund’s underlying index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that an underlying fund’s underlying index concentrates in the securities of issuers in a particular industry or sector, an underlying fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, an underlying fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which an underlying fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.
∎	Exchange-traded funds risk. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted by the listing exchange; (4) a passively-managed exchange-traded fund may not track the performance of the reference asset; and (5) a passively managed exchange-traded fund may hold troubled securities. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund or an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange-traded funds in which the Fund or an underlying fund may invest are leveraged, which may result in economic leverage, permitting the Fund or an underlying fund to gain exposure that is greater than would be the case in an unlevered instrument, and potentially resulting in greater volatility.

∎	Financial services sector risk. An underlying fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Financial services companies are subject to extensive government regulation and are disproportionately affected by unstable interest rates, each of which could adversely affect the profitability of such companies. Financial services companies may also have concentrated portfolios, which make them especially vulnerable to unstable economic conditions.
∎	Foreign currency tax risk. If the US Treasury Department were to exercise its authority to issue regulations that exclude from the definition of “qualifying income” foreign currency gains not directly related to an underlying fund’s business of investing in securities, the underlying fund may be unable to qualify as a regulated investment company for one or more years. In this event, the underlying fund’s Board of Trustees may authorize a significant change in investment strategy or other action.
∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and an underlying fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
∎	Foreign securities risk. An underlying fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which an underlying fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless an underlying fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an underlying fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Fund of funds risk. The Fund’s performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund include the risks associated with investments in the underlying funds. The Fund will indirectly pay a proportional share of the fees and expenses of the underlying funds in which it invests. There are risks that the Fund will vary from its target weightings (if any) in the underlying funds, that the underlying funds will not achieve their investment objectives, that the underlying funds’ performance may be lower than their represented asset classes, and that the Fund may withdraw its investments in an underlying fund at a disadvantageous time.
∎

High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject an underlying fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt

10	Invesco Income Allocation Fund

securities. Prices of high yield debt securities tend to be very volatile.
∎	Hybrid securities risk. Although generally considered an equity security within an issuer’s capital structure, a hybrid security may exhibit characteristics akin to a debt security, convertible security, or other evidence of indebtedness on which the value of the interest, or principal of which, is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency or interest rate). The price of a hybrid security and any applicable reference instrument may not move in the same direction or at the same time. An investment in a hybrid security may entail significant risks not associated with a similar investment in a traditional equity security. The risks of a particular hybrid security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Hybrid securities potentially are more volatile than traditional equity securities. Hybrid instruments may carry credit risk of their issuer, as well as liquidity risk, since they often are “customized” to meet the needs of an issuer or a particular investor, and therefore the number of investors that buy such instruments in the secondary market may be small.
∎	Indexing risk. An underlying fund is operated as a passively managed index fund and, therefore, the adverse performance of a particular security necessarily will not result in the elimination of the security from the underlying fund’s portfolio. Ordinarily, the underlying fund’s adviser will not sell the underlying fund’s portfolio securities except to reflect additions or deletions of the securities that comprise the underlying fund’s underlying index, or as may be necessary to raise cash to pay underlying fund shareholders who sell underlying fund shares. As such, the underlying fund will be negatively affected by declines in the securities represented by its underlying index. Also, there is no guarantee that the underlying fund’s adviser will be able to correlate the underlying fund’s performance with that of its underlying index.
∎	Liquidity risk. An underlying fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the an underlying fund’s securities become illiquid, an underlying fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.

∎	Management risk. An underlying fund is actively managed and depends heavily on an underlying fund’s adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for an underlying fund’s portfolio. An underlying fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of an underlying fund and, therefore, the ability of the underlying fund to achieve its investment objective.
∎	Market risk. The market values of an underlying fund’s investments, and therefore the value of an underlying fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by an underlying fund will rise in value.
∎	Market trading risk. An underlying exchange-traded fund faces numerous market trading risks, including the potential lack of an active market for its shares, losses from trading in secondary markets, and disruption in the creation/redemption process of an underlying fund. Any of these factors may lead to an underlying fund’s shares trading at a premium or discount to an underlying fund’s net asset value (NAV).
∎	MLP risk. An underlying fund invests in securities of MLPs, which are subject to the following risks:
–	Limited partner risk. An MLP is a public limited partnership or limited liability company taxed as a partnership under the Code. Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The risks of investing in an MLP are similar to those of investing in a partnership, including more flexible governance structures, which could result in less protection for investors than investments in a corporation. Investors in an MLP normally would not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances, creditors of an MLP would have the right to seek return of capital distributed to a limited partner, which right would continue after an investor sold its investment in the MLP.

–	Liquidity risk. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid than conventional publicly traded securities and, therefore, more difficult to trade at desirable times and/or prices.
–	Interest rate risk. In addition, MLP distributions may be reduced by fees and other expenses incurred by the MLP. MLPs generally are considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.
–	General partner risk. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member.

Additionally, if an underlying fund were to invest more than 25% of its total assets in MLPs that are taxed as partnerships this could cause an underlying fund to lose its status as regulated investment company under Subchapter M of the Internal Revenue Code.

∎	MLP tax risk. MLPs taxed as partnerships do not pay US federal income tax at the partnership level. A change in current tax law, or a change in the underlying business mix of a given MLP, however, could result in an MLP being classified as a corporation for US federal income tax purposes, which would have the effect of reducing the amount of cash available for distribution by the MLP and could cause a reduction of the value of an underlying fund’s investment, and consequently the Fund’s investment in an underlying fund and lower income.

11	Invesco Income Allocation Fund

∎	Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in an underlying fund reinvesting these early payments at lower interest rates, thereby reducing an underlying fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and an underlying fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool will adversely affect the value of mortgage-backed securities and will result in losses to an underlying fund. An underlying fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.
∎	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and an underlying fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
∎	Non-correlation risk. The return of an underlying fund’s preferred equity segment may not match the return of the underlying index for a number of reasons. For example, an underlying fund incurs operating expenses not applicable to the underlying index, and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the index. In addition, the performance of the preferred equity segment and the underlying index may vary due to asset valuation differences and differences between the preferred equity segment and the index resulting from legal restrictions, costs or liquidity constraints.
∎	Non-diversification risk. An underlying fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of an underlying fund more than would occur in a diversified fund.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	REIT risk/real estate risk. An underlying fund concentrates its investments in the securities of real estate and real estate related companies. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to an underlying fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid than larger companies. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults on certain types of debt obligations, an underlying fund may own real estate directly, which involves additional risks such as environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.
∎	Risk of subordinated debt. Perpetual subordinated debt is a type of hybrid instrument that has no maturity date for the return of principal and does not need to be redeemed by the issuer. These investments typically have lower credit ratings and lower priority than other obligations of an issuer during bankruptcy, presenting a greater risk for nonpayment. This risk increases as the priority of the obligation becomes lower. Payments on these securities may be subordinated to all existing and future liabilities and obligations of subsidiaries and associated companies of an issuer. Additionally, some perpetual subordinated debt does not restrict the ability of an issuer’s subsidiaries to incur further unsecured indebtedness.
∎	Sampling risk. An underlying fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in its underlying index and in the underlying fund holding securities not included in its underlying index. As a result, an adverse development respecting an issuer of securities held by the underlying fund could result in a greater decline in the underlying fund’s NAV than would be the case if all of the securities in its underlying index were held. An underlying fund’s use of a representative sampling approach may also include the risk that it may not track the return of its underlying index as well as it would have if the underlying fund held all of the securities in its underlying index.
∎

Short position risk. Because an underlying fund’s potential loss on a short position arises from increases in the value of the asset sold short, the underlying fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent an underlying fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, an underlying fund’s short positions will cause the underlying fund to underperform the overall market and its peers that do not engage in shorting. If an underlying fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the

12	Invesco Income Allocation Fund

underlying fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of an underlying fund’s returns.

∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
∎	Subsidiary risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in this prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which an underlying fund and the Subsidiary, respectively, are organized, could result in the inability of an underlying fund and/or the Subsidiary to operate as described in this prospectus and the SAI, and could negatively affect an underlying fund and its shareholders.
∎	TBA transactions risk. TBA transactions involve the risk of loss if the securities received are less favorable than what was anticipated by an underlying fund when entering into the TBA transaction, or if the counterparty fails to deliver the securities. When an underlying fund enters into a short sale of a TBA mortgage it does not own, an underlying fund may have to purchase deliverable mortgages to settle the short sale at a higher price than anticipated, thereby causing a loss. As there is no limit on how much the price of mortgage securities can increase, an underlying fund’s exposure is unlimited. An underlying fund may not always be able to purchase mortgage securities to close out the short position at a particular time or at an acceptable price. In addition, taking short positions results in a form of leverage, which could increase the volatility of an underlying fund’s share price.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect an underlying fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	Valuation risk. Financial information related to securities of non-US issuers may be less reliable than information related to securities of US issuers, which may make it difficult to obtain a current price for a non-US security held by an underlying fund. In certain circumstances, market quotations may not be readily available for some underlying fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Underlying fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that an underlying fund could sell a portfolio security for the value established for it at any time, and it is possible that an underlying fund would incur a loss because a security is sold at a discount to its established value.
∎	Value investing style risk. A value investing style subjects an underlying fund to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject an underlying fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because an underlying fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on an underlying fund because an underlying fund commits to purchase securities that it does not have to pay for until a later date, which increases an underlying fund’s overall investment exposure and, as a result, its volatility.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Custom Invesco Income Allocation Index, created by Invesco to serve as a benchmark for Invesco Income Allocation Fund, is composed of the following indexes: Russell 3000 Index, MSCI EAFE Index, FTSE NAREIT Equity REITs Index and Bloomberg Barclays U.S. Universal Index. The composition of the index may change based on the Fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the Fund’s objective.
∎	The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.
∎	The Russell 3000® Index is an unmanaged index considered representative of the US stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The FTSE NAREIT Equity REITs Index is an unmanaged index considered representative of US REITs. The index is computed using the net return which withholds applicable taxes for non-resident investors.
∎	The Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging

13	Invesco Income Allocation Fund

Markets Index and the non-ERISA portion of the CMBS Index.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

14	Invesco Income Allocation Fund

Schedule of Investments

December 31, 2016

Invesco Income Allocation Fund

Schedule of Investments in Affiliated Issuers–100.04%(a)

	% of Net Assets 12/31/16	Value 12/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)		Dividend Income	Shares 12/31/16	Value 12/31/16
Domestic Equity Funds–21.64%
Invesco Diversified Dividend Fund– Class R6	0.00%	$32,421,960	$1,008,441	$(32,964,620)	$(3,212,907)	$2,747,126		$—	—	$—
Invesco Dividend Income Fund–Class R6	13.78%	60,863,967	13,805,106	(7,952,523)	7,709,586	563,211		1,498,124	3,175,882	74,474,425
PowerShares Russell Top 200 Pure Value Portfolio–ETF	7.86%	—	38,084,332	(5,183,307)	9,016,070	536,540		1,226,030	1,235,554	42,453,635
Total Domestic Equity Funds		93,285,927	52,897,879	(46,100,450)	13,512,749	3,846,877		2,724,154		116,928,060

Fixed-Income Funds–64.48%
Invesco Core Plus Bond Fund–Class R6	13.90%	60,595,391	19,572,949	(5,856,521)	1,055,204	(173,569)		2,299,486	7,024,382	75,090,646
Invesco Corporate Bond Fund–Class R6	3.96%	34,319,072	5,621,555	(19,080,444)	1,866,997	(1,336,902)		876,949	2,970,872	21,390,278
Invesco Floating Rate Fund–Class R6	6.95%	28,260,269	9,954,971	(2,695,909)	2,425,523	(395,543)		1,637,864	4,960,279	37,549,311
Invesco High Yield Fund–Class R6	6.95%	41,458,749	7,928,847	(13,090,104)	2,777,958	(1,403,209)		1,968,423	9,046,134	37,558,161
Invesco Multi-Asset Income Fund– Class R6(b)	9.41%	55,534,477	9,702,204	(16,911,185)	3,796,451	(1,273,344)		2,428,563	4,870,556	50,848,603
Invesco Quality Income Fund–Class R5(c)	9.46%	—	52,511,370	(431,639)	(993,097)	(904)		1,473,383	4,231,166	51,085,730
Invesco Short Term Bond Fund–Class R6	0.00%	20,195,697	136,682	(20,308,459)	518,846	(542,766)		55,662	—	—
Invesco World Bond Fund–Class R6(d)	0.00%	20,054,861	165,763	(20,600,421)	1,871,642	(1,491,845)		—	—	—
PowerShares 1-30 Laddered Treasury Portfolio–ETF	3.96%	—	22,666,851	—	(1,262,949)	—		301,723	671,337	21,403,902
PowerShares Emerging Markets Sovereign Debt Portfolio–ETF	4.93%	—	25,925,755	—	704,491	—		1,022,963	942,330	26,630,246
PowerShares Variable Rate Preferred Portfolio–ETF	4.96%	—	25,536,116	—	1,262,156	—		1,039,388	1,088,918	26,798,272
Total Fixed-Income Funds		260,418,516	179,723,063	(98,974,682)	14,023,222	(6,618,082)		13,104,404		348,355,149

Foreign Equity Funds–5.96%
PowerShares International Dividend Achievers Portfolio–ETF	2.98%	20,029,210	4,456,773	(8,830,776)	2,909,702	(2,482,009)		609,184	1,116,093	16,082,900
Power Shares S&P International Developed Low Voltaility Portfolio–ETF	2.98%	—	15,922,373	—	187,695	—		575,064	566,060	16,110,068
Total Foreign Equity Funds		20,029,210	20,379,146	(8,830,776)	3,097,397	(2,482,009)		1,184,248		32,192,968

Real Estate Funds–6.96%
Invesco Global Real Estate Income Fund–Class R6	6.96%	—	37,324,672	—	288,109	—		1,665,284	4,343,277	37,612,781
PowerShares Active U.S. Real Estate Fund–ETF	0.00%	28,517,781	2,291,477	(28,604,128)	(2,381,160)	176,030		—	—	—
Total Real Estate Funds		28,517,781	39,616,149	(28,604,128)	(2,093,051)	176,030		1,665,284		37,612,781

Money Market Funds–1.00%
Government & Agency Portfolio–Institutional Class, 0.43%(g)	0.60%	—	5,763,396	(2,507,316)	—	—		2,708	3,256,080	3,256,080
Treasury Portfolio–Institutional Class, 0.37%(g)	0.40%	—	3,842,264	(1,671,544)	—	—		1,464	2,170,720	2,170,720
Total Money Market Funds		—	9,605,660	(4,178,860)	—	—		4,172		5,426,800
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $519,236,163)	100.04%	$402,251,434	$302,221,897	$(186,688,896)	$28,540,317 (e)	$(5,077,184	)(f)	$18,682,262		$540,515,758
OTHER ASSETS LESS LIABILITIES	(0.04)%									(213,435)
NET ASSETS	100.00%									$540,302,323

Investment Abbreviations:

ETF – Exchange Traded Fund

Notes	to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Effective July 27, 2016, Invesco Premium Income Fund was renamed as Invesco Multi-Asset Income Fund.
(c)	Effective June 20, 2016, Invesco U.S. Mortgage Fund was renamed as Invesco Quality Income Fund.
(d)	Effective December 01, 2016, Invesco International Total Return Fund was renamed as Invesco World Bond Fund.
(e)	Includes $114,080 of return of capital from Invesco High Yield Fund.
(f)	Includes $514,922 and $102,808 of capital gains distributions from affiliated underlying funds for Invesco Dividend Income Fund and Invesco Core Plus Bond Fund, respectively.
(g)	The rate shown is the 7-day SEC standardized yield as of December 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Income Allocation Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments in affiliated underlying funds, at value (Cost $519,236,163)	$540,515,758
Receivable for:
Fund shares sold	4,774,883
Fund expenses absorbed	19,307
Investment for trustee deferred compensation and retirement plans	43,446
Other assets	61,883
Total assets	545,415,277

Liabilities:
Payable for:
Investments purchased — affiliated underlying funds	2,658,940
Fund shares reacquired	2,073,165
Accrued fees to affiliates	290,578
Accrued trustees’ and officers’ fees and benefits	190
Accrued other operating expenses	41,852
Trustee deferred compensation and retirement plans	48,229
Total liabilities	5,112,954
Net assets applicable to shares outstanding	$540,302,323

Net assets consist of:
Shares of beneficial interest	$528,833,329
Undistributed net investment income	2,017,094
Undistributed net realized gain (loss)	(11,827,695)
Net unrealized appreciation	21,279,595
$540,302,323

Net Assets:
Class A	$372,141,304
Class B	$2,037,102
Class C	$125,280,939
Class R	$5,015,945
Class Y	$35,002,398
Class R5	$824,635

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	33,196,012
Class B	181,358
Class C	11,163,659
Class R	447,210
Class Y	3,122,626
Class R5	73,546
Class A:
Net asset value per share	$11.21
Maximum offering price per share
(Net asset value of $11.21 ÷ 94.50%)	$11.86
Class B:
Net asset value and offering price per share	$11.23
Class C:
Net asset value and offering price per share	$11.22
Class R:
Net asset value and offering price per share	$11.22
Class Y:
Net asset value and offering price per share	$11.21
Class R5:
Net asset value and offering price per share	$11.21

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Income Allocation Fund

Statement of Operations

For the year ended December 31, 2016

Investment income:
Dividends from affiliated underlying funds	$18,682,262
Other income	2,072
Total investment income	18,684,334

Expenses:
Administrative services fees	135,583
Custodian fees	9,488
Distribution fees:
Class A	837,295
Class B	24,312
Class C	1,143,324
Class R	19,718
Transfer agent fees — A, B, C, R and Y	599,770
Transfer agent fees — R5	870
Trustees’ and officers’ fees and benefits	25,725
Registration and filing fees	114,749
Reports to shareholders	56,923
Professional services fees	34,107
Other	19,721
Total expenses	3,021,585
Less: Expenses reimbursed and expense offset arrangement(s)	(997,363)
Net expenses	2,024,222
Net investment income	16,660,112

Realized and unrealized gain (loss) from investments in affiliated underlying fund shares:
Net realized gain (loss) on sales of affiliated underlying fund shares	(5,694,914)
Net realized gain from distributions of affiliated underlying fund shares	617,730
Net realized gain (loss) from affiliated underlying fund shares	(5,077,184)
Change in net unrealized appreciation of affiliated underlying fund shares	28,540,317
Net gain from affiliated underlying funds	23,463,133
Net increase in net assets resulting from operations	$40,123,245

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Income Allocation Fund

Statement of Changes in Net Assets

For the years ended December 31, 2016 and 2015

	2016	2015
Operations:
Net investment income	$16,660,112	$11,279,357
Net realized gain (loss)	(5,077,184)	2,923,703
Change in net unrealized appreciation (depreciation)	28,540,317	(20,265,101)
Net increase (decrease) in net assets resulting from operations	40,123,245	(6,062,041)

Distributions to shareholders from net investment income:
Class A	(10,786,287)	(8,897,636)
Class B	(60,603)	(98,438)
Class C	(2,823,247)	(2,545,325)
Class R	(117,720)	(99,747)
Class Y	(840,367)	(566,538)
Class R5	(30,206)	(41,948)
Total distributions from net investment income	(14,658,430)	(12,249,632)

Distributions to shareholders from net realized gains:
Class A	(1,786,804)	(275,692)
Class B	(10,472)	(2,927)
Class C	(604,333)	(99,230)
Class R	(24,654)	(2,987)
Class Y	(163,653)	(16,081)
Class R5	(4,070)	(850)
Total distributions from net realized gains	(2,593,986)	(397,767)

Share transactions–net:
Class A	73,336,171	95,725,099
Class B	(986,779)	(1,304,562)
Class C	18,522,029	37,333,874
Class R	1,783,350	127,270
Class Y	19,395,146	1,297,512
Class R5	(64,705)	30,033
Net increase in net assets resulting from share transactions	111,985,212	133,209,226
Net increase in net assets	134,856,041	114,499,786

Net assets:
Beginning of year	405,446,282	290,946,496
End of year (includes undistributed net investment income of $2,017,094 and $(45,041), respectively)	$540,302,323	$405,446,282

Notes to Financial Statements

December 31, 2016

NOTE 1—Significant Accounting Policies

Invesco Income Allocation Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is current income and, secondarily, growth of capital.

The Fund is a “fund of funds”, in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) and exchange-traded funds advised by Invesco PowerShares Capital Management LLC (“PowerShares Capital”), an affiliate of Invesco. Invesco and PowerShares Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

18                         Invesco Income Allocation Fund

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Class R5. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end-of-day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund as a result of having the same investment adviser are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates

19                         Invesco Income Allocation Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.	Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further in Note 11.

Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2018, to reimburse expenses to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Class R5 shares to 0.25%, 1.00%, 1.00%, 0.50%, 0.00% and 0.00%, respectively, of average daily net assets (the “expense limits”). In determining Adviser’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.

20                         Invesco Income Allocation Fund

For the year ended December 31, 2016, the Adviser reimbursed fund level expenses of $396,722 and reimbursed class level expenses of $417,179, $3,029, $142,414, $4,912, $30,271 and $870 of Class A, Class B, Class C, Class R, Class Y and Class R5 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2016, IDI advised the Fund that IDI retained $295,180 in front-end sales commissions from the sale of Class A shares and $8,145, $1,117 and $6,756 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

The underlying Invesco funds pay no distribution fees for Class R6 and the Fund pays no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2016, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,966.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

21                         Invesco Income Allocation Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2016 and 2015:

	2016	2015
Ordinary income	$14,670,798	$12,181,962
Long-term capital gain	2,581,618	465,437
Total distributions	$17,252,416	$12,647,399

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$2,063,986
Net unrealized appreciation — investments	13,631,850
Temporary book/tax differences	(46,894)
Capital loss carryforward	(4,179,948)
Shares of beneficial interest	528,833,329
Total net assets	$540,302,323

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2016, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$4,179,948	$—	$4,179,948

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2016 was $292,616,237 and $182,510,035, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$18,715,091
Aggregate unrealized (depreciation) of investment securities	(5,083,241)
Net unrealized appreciation of investment securities	$13,631,850

Cost of investments for tax purposes is $526,883,908.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of real estate investment trust and distributions from underlying funds, on December 31, 2016, undistributed net investment income was increased by $60,453 and undistributed net realized gain (loss) was decreased by $60,453. This reclassification had no effect on the net assets of the Fund.

22                         Invesco Income Allocation Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	13,487,878	$149,016,802	12,066,509	$133,475,957
Class B	34,495	382,647	49,607	552,721
Class C	5,003,251	55,440,617	5,812,260	64,474,057
Class R	223,894	2,487,511	78,488	870,330
Class Y	2,542,320	28,076,340	1,046,479	11,629,871
Class R5	31,419	344,822	69,392	777,546

Issued as reinvestment of dividends:
Class A	989,399	10,913,727	733,182	8,065,092
Class B	5,729	63,046	8,488	93,897
Class C	265,346	2,930,437	211,358	2,325,362
Class R	12,882	142,374	9,318	102,727
Class Y	69,307	766,956	37,633	414,299
Class R5	3,062	33,746	3,828	42,301

Automatic conversion of Class B shares to Class A shares:
Class A	89,076	973,564	100,671	1,115,749
Class B	(88,886)	(973,564)	(100,537)	(1,115,749)

Reacquired:
Class A	(7,887,261)	(87,567,922)	(4,257,866)	(46,931,699)
Class B	(41,765)	(458,908)	(75,081)	(835,431)
Class C	(3,603,448)	(39,849,025)	(2,669,671)	(29,465,545)
Class R	(76,211)	(846,535)	(75,840)	(845,787)
Class Y	(856,588)	(9,448,150)	(971,598)	(10,746,658)
Class R5	(40,638)	(443,273)	(72,370)	(789,814)
Net increase in share activity	10,163,261	$111,985,212	12,004,250	$133,209,226

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 59% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

23                         Invesco Income Allocation Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/16	$10.66	$0.40	$0.56	$0.96	$(0.36)	$(0.05)	$(0.41)	$11.21	9.15%	$372,141	0.25	%(e)	0.46	%(e)	3.64	%(e)	38%
Year ended 12/31/15	11.18	0.37	(0.48)	(0.11)	(0.40)	(0.01)	(0.41)	10.66	(1.08)	282,690	0.25		0.48		3.37		1
Year ended 12/31/14	10.69	0.38	0.51	0.89	(0.40)	—	(0.40)	11.18	8.44	199,834	0.25		0.52		3.42		4
Year ended 12/31/13	10.38	0.36	0.31	0.67	(0.36)	—	(0.36)	10.69	6.53	131,485	0.25		0.56		3.39		24
Year ended 12/31/12	9.62	0.40	0.72	1.12	(0.36)	—	(0.36)	10.38	11.83	85,518	0.26		0.63		3.96		20
Class B
Year ended 12/31/16	10.68	0.32	0.56	0.88	(0.28)	(0.05)	(0.33)	11.23	8.32	2,037	1.00	(e)	1.21	(e)	2.89	(e)	38
Year ended 12/31/15	11.19	0.29	(0.48)	(0.19)	(0.31)	(0.01)	(0.32)	10.68	(1.72)	2,903	1.00		1.23		2.62		1
Year ended 12/31/14	10.70	0.30	0.51	0.81	(0.32)	—	(0.32)	11.19	7.63	4,357	1.00		1.27		2.67		4
Year ended 12/31/13	10.39	0.28	0.31	0.59	(0.28)	—	(0.28)	10.70	5.73	5,157	1.00		1.31		2.64		24
Year ended 12/31/12	9.63	0.32	0.72	1.04	(0.28)	—	(0.28)	10.39	10.98	5,980	1.01		1.38		3.21		20
Class C
Year ended 12/31/16	10.67	0.32	0.56	0.88	(0.28)	(0.05)	(0.33)	11.22	8.33	125,281	1.00	(e)	1.21	(e)	2.89	(e)	38
Year ended 12/31/15	11.19	0.29	(0.49)	(0.20)	(0.31)	(0.01)	(0.32)	10.67	(1.81)	101,367	1.00		1.23		2.62		1
Year ended 12/31/14	10.70	0.30	0.51	0.81	(0.32)	—	(0.32)	11.19	7.63	68,771	1.00		1.27		2.67		4
Year ended 12/31/13	10.39	0.28	0.31	0.59	(0.28)	—	(0.28)	10.70	5.73	38,400	1.00		1.31		2.64		24
Year ended 12/31/12	9.63	0.32	0.72	1.04	(0.28)	—	(0.28)	10.39	10.98	23,814	1.01		1.38		3.21		20
Class R
Year ended 12/31/16	10.67	0.37	0.56	0.93	(0.33)	(0.05)	(0.38)	11.22	8.87	5,016	0.50	(e)	0.71	(e)	3.39	(e)	38
Year ended 12/31/15	11.19	0.35	(0.49)	(0.14)	(0.37)	(0.01)	(0.38)	10.67	(1.32)	3,058	0.50		0.73		3.12		1
Year ended 12/31/14	10.69	0.35	0.52	0.87	(0.37)	—	(0.37)	11.19	8.26	3,073	0.50		0.77		3.17		4
Year ended 12/31/13	10.38	0.33	0.31	0.64	(0.33)	—	(0.33)	10.69	6.27	2,046	0.50		0.81		3.14		24
Year ended 12/31/12	9.62	0.38	0.72	1.10	(0.34)	—	(0.34)	10.38	11.55	1,899	0.51		0.88		3.71		20
Class Y
Year ended 12/31/16	10.66	0.43	0.56	0.99	(0.39)	(0.05)	(0.44)	11.21	9.42	35,002	0.00	(e)	0.21	(e)	3.89	(e)	38
Year ended 12/31/15	11.18	0.40	(0.49)	(0.09)	(0.42)	(0.01)	(0.43)	10.66	(0.83)	14,578	0.00		0.23		3.62		1
Year ended 12/31/14	10.69	0.41	0.51	0.92	(0.43)	—	(0.43)	11.18	8.71	14,031	0.00		0.27		3.67		4
Year ended 12/31/13	10.38	0.38	0.31	0.69	(0.38)	—	(0.38)	10.69	6.80	2,697	0.00		0.31		3.64		24
Year ended 12/31/12	9.62	0.43	0.72	1.15	(0.39)	—	(0.39)	10.38	12.12	2,302	0.01		0.38		4.21		20
Class R5
Year ended 12/31/16	10.66	0.43	0.56	0.99	(0.39)	(0.05)	(0.44)	11.21	9.42	825	0.00	(e)	0.18	(e)	3.89	(e)	38
Year ended 12/31/15	11.18	0.40	(0.49)	(0.09)	(0.42)	(0.01)	(0.43)	10.66	(0.83)	850	0.00		0.20		3.62		1
Year ended 12/31/14	10.69	0.41	0.51	0.92	(0.43)	—	(0.43)	11.18	8.71	882	0.00		0.23		3.67		4
Year ended 12/31/13	10.38	0.38	0.31	0.69	(0.38)	—	(0.38)	10.69	6.80	283	0.00		0.27		3.64		24
Year ended 12/31/12	9.62	0.43	0.72	1.15	(0.39)	—	(0.39)	10.38	12.12	227	0.01		0.30		4.21		20

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.58%, 0.62%, 0.62%, 0.60% and 0.65% for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $334,917, $2,431, $114,332, $3,943, $24,302 and $870 for Class A, Class B, Class C, Class R, Class Y, and Class R5 shares, respectively.

24                         Invesco Income Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)

and Shareholders of the Invesco Income Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Income Allocation Fund (one of the portfolios constituting the AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

February 23, 2017

25                         Invesco Income Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016, through December 31, 2016.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

Class	Beginning Account Value (07/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,023.60	$1.27	$1,023.88	$1.27	0.25%
B	1,000.00	1,019.80	5.08	1,020.11	5.08	1.00
C	1,000.00	1,018.80	5.07	1,020.11	5.08	1.00
R	1,000.00	1,022.30	2.54	1,022.62	2.54	0.50
Y	1,000.00	1,024.90	0.00	1,025.14	0.00	0.00
R5	1,000.00	1,024.90	0.00	1,025.14	0.00	0.00

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2016 through December 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

26                         Invesco Income Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2016:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$2,581,618
Qualified Dividend Income*	15.49%
Corporate Dividends Received Deduction*	10.24%
U.S. Treasury Obligations*	3.11%

27                         Invesco Income Allocation Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Income Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	144	Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company) Member of the Audit Committee, Ferroglobe PLC (metallurgical company) and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation; Chairman of the Board, Denver Film Society
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	144	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

T-2                         Invesco Income Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Senior Vice President	2004

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Senior Vice President, The Invesco Funds

Formerly: Director, Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Income Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Income Allocation Fund

Explore High-Conviction Investing with Invesco

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526                         INCAL-AR-1                                                 Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2016

Invesco International Allocation Fund Nasdaq: A: AINAX ∎ B: INABX ∎ C: INACX ∎ R: RINAX ∎ Y: AINYX ∎ R5: INAIX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

The reporting period began with significant stock market volatility in the US and abroad; this volatility was the result of investor uncertainty about global economic growth and monetary policy. After recovering, markets declined sharply following UK voters’ decision in June to leave the European Union. Relatively quickly, however, markets recovered, reaching record highs later in the summer. Demand was strong for income-producing investments, particularly those perceived to be lower risk; this benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive during the reporting period, news overseas was less upbeat. The European Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. After months of uncertainty, the surprise outcome of the US presidential election in November triggered a major stock market rally, with most market indexes reaching new record highs in December. As expected, the US Federal Reserve raised interest rates in December – its only rate increase during the reporting period and only its second increase since 2006. The Fed cited optimistic economic data for its decision, and Fed-watchers suggested that future rate increases might be announced more quickly than previously forecast.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2	Invesco International Allocation Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

     We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

 I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

 As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco International Allocation Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2016, Class A shares of Invesco International Allocation Fund (the Fund), at net asset value (NAV), had a positive return and outperformed the Fund’s broad market/style-specific index, the MSCI All Country World ex-U.S. Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/15 to 12/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	6.03%
Class B Shares	5.29
Class C Shares	5.29
Class R Shares	5.75
Class Y Shares	6.34
Class R5 Shares	6.52
MSCI All Country World ex-U.S. Index▼ (Broad Market/Style-Specific Index)	4.50
Lipper International Multi-Cap Core Funds Index∎ (Peer Group Index)	3.13
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

During the year ended December 31, 2016, the US economy continued to expand. US gross domestic product showed the US economy grew by 3.5% in the third quarter.1 Employment data were mixed, with unemployment ending the year at 4.7%.2 Oil prices traded in a range from the high $20s to the low $50s during the reporting period.3 Major US stock market indexes posted gains for the reporting period, with most major market indexes hitting record highs; however, the markets were fairly volatile during the first half of the year.

    Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China, falling oil prices and uncertainty over the US Federal Reserve’s (the Fed) monetary policy. Markets recovered in February and posted gains until June, when UK voters opted to leave the European Union, sending markets sharply lower. Markets again recovered, and major US equity indexes hit record highs during the summer. Following the outcome of the US presidential election, a stock market rally sent major US equity market indexes to new record highs. The rally was led by financials, gaining on the belief that they might benefit from reduced federal regulation. The Fed raised interest rates by a quarter point in December 2016 – the only increase during the reporting period, leading non-US equities to trade lower.4 In particular, emerging markets declined due to currency weakness and the prospect of a less favorable trade environment following the US presidential election. Also in November, OPEC agreed to cut production for the first time in eight years, which helped support higher oil prices.

    In terms of global asset class and investment style performance during the reporting period, small-cap and value stocks posted positive performance. Energy and financials broadly outperformed all other sectors. Emerging markets, supported by the Fed’s delayed interest rate increases and a rally in commodities, outperformed their developed-market counterparts (excluding the US) – a reversal from previous years. Reflecting these trends, fundamentally-weighted factor-based strategies, which tend to perform well when value and small-cap stocks are in favor, contributed to Fund performance. Specifically, PowerShares

Portfolio Composition†
Asset Allocation*	% of Total Investments As of 12/31/2016
Emerging Markets	83.5%
Developed Markets	16.5
*	Excluding money market funds
†	Based on Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

Total Net Assets	$141.2 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2016.

FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio and PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio posted positive returns which added to Fund performance.

    The largest detractors from Fund performance reflect strategic changes that were made to underlying funds early in the reporting period to allow for increased use of factor-based investments and access to the growing breadth and depth of Invesco’s investment capabilities. Specifically, PowerShares International Dividend Achievers Portfolio and Invesco International Core Equity Fund were the largest detractors from Fund performance, as these funds posted negative returns and were trimmed as underlying holdings before equity markets recovered in February.

    The Fund trimmed positions in its existing holdings to establish positions in the following underlying funds during the reporting period: Invesco International Companies Fund, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-US Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio and PowerShares S&P International Developed Low Volatility Portfolio.

    We welcome new investors who joined the Fund during the year, and we thank you for your continued commitment to Invesco International Allocation Fund.

1  Source: Bureau of Economic Analysis

2  Source: Bureau of Labor Statistics

3  Source: Thompson-Reuters

4  Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

4	Invesco International Allocation Fund

Duy Nguyen Chartered Financial Analyst, Portfolio Manager and Chief Investment Officer of Invesco Global

Solutions Development and Implementation Team, is manager of Invesco International Allocation Fund. He joined Invesco in 2000. Mr. Nguyen earned a BBA from The University of Texas at Austin and an MS from the University of Houston.

Jacob Borbidge Chartered Financial Analyst, Portfolio Manager and Head of Research, Invesco Global Solutions
Development and Implementation Team, is manager of Invesco International Allocation Fund. He joined Invesco in 2004. Mr. Borbidge earned a BS in mechanical engineering from Lehigh University and an MS in finance from the University of Houston.

Assisted by Invesco’s Global Solutions Development and Implementation Team

5	Invesco International Allocation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/06

1  Source: Lipper Inc.

2  Source: FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco International Allocation Fund

Average Annual Total Returns
As of 12/31/16, including maximum applicable sales charges

Class A Shares
Inception (10/31/05)	2.80%
10 Years	0.00
5 Years	2.72
1 Year	0.15

Class B Shares
Inception (10/31/05)	2.77%
10 Years	-0.04
5 Years	2.75
1 Year	0.29

Class C Shares
Inception (10/31/05)	2.55%
10 Years	-0.19
5 Years	3.11
1 Year	4.29

Class R Shares
Inception (10/31/05)	3.08%
10 Years	0.32
5 Years	3.64
1 Year	5.75

Class Y Shares
10 Years	0.77%
5 Years	4.15
1 Year	6.34

Class R5 Shares
Inception (10/31/05)	3.68%
10 Years	0.92
5 Years	4.36
1 Year	6.52

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Class R5 shares was 1.39%, 2.14%, 2.14%, 1.64%,

1.14% and 0.97%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.73% for Invesco International Allocation Fund.

7	Invesco International Allocation Fund

Invesco International Allocation Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2016, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Allocation risk. The Fund’s investment performance depends, in part, on how its assets are allocated among the underlying funds or asset classes. The Adviser’s evaluations and assumptions regarding the asset classes or the underlying funds in which the Fund invests may be incorrect, causing the Fund to be invested (or not invested) in one or more asset classes or underlying funds at an inopportune time, which could negatively affect the Fund’s performance.
∎	Depositary receipts risk. Investing in depositary receipts involve the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. An underlying fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset

(each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counter-party risk is the risk that the counter-party to the derivative contract will default on its obligation to pay an underlying fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in an underlying fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make an underlying fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and an underlying fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which an underlying fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact an underlying fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Dividend paying security risk. Securities that pay high dividends as a group can fall out of favor with the market, causing such companies to under-perform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in an underlying fund’s underlying index and the capital resources available for such companies’ dividend payments may affect an underlying fund.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Exchange-traded fund industry concentration risk. In following its methodology, an underlying exchange-traded fund’s underlying index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that an underlying fund’s underlying index concentrates in the securities of issuers in a particular industry or sector, an underlying fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, an underlying fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which an underlying fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.
∎	Exchange-traded funds risk. In addition to the risks associated with the underlying assets held by the exchange-traded

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco International Allocation Fund

fund, investments in exchange-traded funds are subject to the following additional risks: (1) an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted by the listing exchange; (4) a passively-managed exchange-traded fund may not track the performance of the reference asset; and (5) a passively managed exchange-traded fund may hold troubled securities. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund or an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange-traded funds in which the Fund or an underlying fund may invest are leveraged, which may result in economic leverage, permitting the Fund or an underlying fund to gain exposure that is greater than would be the case in an unlevered instrument, and potentially resulting in greater volatility.

∎	Financial services sector risk. An underlying fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Financial services companies are subject to extensive government regulation and are disproportionately affected by unstable interest rates, each of which could adversely affect the profitability of such companies. Financial services companies may also have concentrated portfolios, which make them especially vulnerable to unstable economic conditions.
∎	Foreign securities risk. An underlying fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which an underlying fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless an underlying fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an underlying fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎	Fund of funds risk. The Fund’s performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund include the risks associated with investments in the underlying funds. The Fund will indirectly pay a proportional share of the fees and expenses of the underlying funds in which it invests. There are risks that the Fund will vary from its target weightings (if any) in the underlying funds, that the underlying funds will not achieve their investment objectives, that the underlying funds’ performance may be lower than their represented asset classes, and that the Fund may withdraw its investments in an underlying fund at a disadvantageous time.
∎	Geographic focus risk. An underlying fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on an underlying fund’s investment performance.
∎	Growth investing risk. Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can be more volatile.
∎	Indexing risk. An underlying fund is operated as a passively managed index fund and, therefore, the adverse performance of a particular security necessarily will not result in the elimination of the security from the underlying fund’s portfolio. Ordinarily, the underlying fund’s adviser will not sell the underlying fund’s portfolio securities except to reflect additions or deletions of the securities that comprise the underlying fund’s underlying index, or as may be necessary to raise cash to pay underlying fund shareholders who sell underlying fund shares. As such, the underlying fund will be negatively affected by declines in the securities represented by its underlying index. Also, there is no guarantee that the underlying fund’s adviser will be able to correlate the underlying fund’s performance with that of its underlying index.
∎	Investing in the European Union risk. Investments in certain countries in the European Union are susceptible to high economic risks associated with high levels of debt, such as investments in sovereign debt of Greece, Italy and Spain. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. Separately, the European Union faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the European Union, such as the United Kingdom (UK) which has announced its intention to exit, would place its currency and banking system in jeopardy. The exit by the UK or other member states will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Fund’s investments.
∎	Management risk. An underlying fund is actively managed and depends heavily on an underlying fund’s adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for an underlying fund’s portfolio. An underlying fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of an underlying fund and, therefore, the ability of the underlying fund to achieve its investment objective.
∎	Market risk. The market values of an underlying fund’s investments, and therefore the value of an underlying fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by an underlying fund will rise in value.

9	Invesco International Allocation Fund

∎	Market trading risk. An underlying exchange-traded fund faces numerous market trading risks, including the potential lack of an active market for its shares, losses from trading in secondary markets, and disruption in the creation/redemption process of an underlying fund. Any of these factors may lead to an underlying fund’s shares trading at a premium or discount to an underlying fund’s net asset value (NAV).
∎	Non-diversification risk. An underlying fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of an underlying fund more than would occur in a diversified fund.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Sampling risk. An underlying fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in its underlying index and in the underlying fund holding securities not included in its underlying index. As a result, an adverse development respecting an issuer of securities held by the underlying fund could result in a greater decline in the underlying fund’s NAV than would be the case if all of the securities in its underlying index were held. An underlying fund’s use of a representative sampling approach may also include the risk that it may not track the return of its underlying index as well as it would have if the underlying fund held all of the securities in its underlying index.
∎	Sector focus risk. An underlying fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, an underlying fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that an underlying fund will lose significant value if conditions adversely affect that sector or group of industries.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
∎	Unique economic and political risks of investing in Greater China. Investments in companies located or operating in Greater China involve risks not associated with investments in Western nations, such as nationalization, expropriation, or confiscation of property; difficulty in obtaining and/or enforcing judgments; alteration or discontinuation of economic reforms; military conflicts, either internal or with other countries; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of Greater China; and Greater China’s dependency on the economies of other Asian countries, many of which are developing countries. Events in any one country within Greater China may impact the other countries in the region or Greater China as a whole. Additionally, developing countries, such as those in Greater China, may subject an underlying fund’s investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of an underlying fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which an underlying fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for an underlying fund.
∎	Value investing style risk. A value investing style subjects an underlying fund to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

About indexes used in this report

∎	The MSCI All Country World ex-U.S. Index is an index considered representative of developed and emerging stock markets, excluding the US.
∎	The Lipper International Multi-Cap Core Funds Index is an unmanaged index considered representative of international multicap core funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

10	Invesco International Allocation Fund

Schedule of Investments

December 31, 2016

Invesco International Allocation Fund

Schedule of Investments in Affiliated Issuers–99.99%(a)

	% of Net Assets 12/31/16	Value 12/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)		Dividend Income	Shares 12/31/16	Value 12/31/16
Foreign Equity Funds–99.83%
Invesco Developing Markets Fund–Class R6	5.98%	$6,809,337	$2,113,398	$(2,067,747)	$1,648,706	$(64,554)		$108,817	291,105	$8,439,140
Invesco Emerging Market Equity Fund–Class R6	4.55%	6,832,555	838,401	(1,656,920)	857,247	(443,240)		22,501	960,844	6,428,043
Invesco International Companies Fund–Class R6	5.01%	—	7,325,674	(848,655)	501,384	335,987		78,091	697,194	7,076,519
Invesco International Core Equity Fund–Class R6	17.92%	47,746,358	891,060	(22,159,897)	5,366,202	(6,541,460)		528,244	2,468,513	25,302,263
Invesco International Growth Fund–Class R6	18.01%	34,438,155	1,032,678	(9,049,960)	(570,813)	(422,008)		427,639	826,391	25,428,052
Invesco International Small Company Fund–Class R6	6.04%	15,264,062	1,070,285	(7,504,297)	1,331,201	(1,132,056)		223,434	557,198	8,530,702
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio–ETF	14.87%	—	22,659,331	(4,466,606)	2,384,750	416,204		725,458	559,086	20,993,679
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio–ETF	7.01%	—	10,223,971	(1,529,299)	1,078,360	130,271		222,546	366,789	9,903,303
PowerShares FTSE RAFI Emerging Markets Portfolio–ETF	5.93%	—	9,671,807	(4,142,348)	2,016,422	835,136		184,530	461,764	8,381,017
PowerShares International Dividend Achievers Portfolio–ETF	6.99%	41,378,301	2,015,371	(31,833,548)	9,098,079	(10,784,802)		403,027	685,177	9,873,401
PowerShares S&P International Developed Low Volatility Portfolio–ETF	7.52%	—	10,899,707	(540,700)	232,124	29,799		414,012	373,188	10,620,930
Total Foreign Equity Funds		152,468,768	68,741,683	(85,799,977)	23,943,662	(17,640,723)		3,338,299		140,977,049

Money Market Funds–0.16%
Government & Agency Portfolio–Institutional Class, 0.43%(c)	0.10%	—	3,304,025	(3,166,582)	—	—		237	137,443	137,443
Liquid Assets Portfolio–Institutional Class, 0.37%(c)	0.00%	525,450	17,652,276	(18,177,726)	—	81		1,291	—	—
Premier Portfolio–Institutional Class, 0.65%(c)	0.00%	525,450	17,652,276	(18,177,726)	—	—		1,157	—	—
Treasury Portfolio–Institutional Class, 0.37%(c)	0.06%	—	2,207,373	(2,115,744)	—	—		133	91,629	91,629
Total Money Market Funds		1,050,900	40,815,950	(41,637,778)	—	81		2,818		229,072
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $126,855,197)	99.99%	$153,519,668	$109,557,633	$(127,437,755)	$23,943,662	$(17,640,642	)(b)	$3,341,117		$141,206,121
OTHER ASSETS LESS LIABILITIES	0.01%									7,658
NET ASSETS	100.00%									$141,213,779

Investment Abbreviations:

ETF – Exchange Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Includes $237,871, $498,493 and $81 of capital gains distributions from affiliated underlying funds for Invesco International Companies Fund, Invesco International Small Company Fund and Liquid Assets Portfolio, respectively.
(c)	The rate shown is the 7-day SEC standardized yield as of December 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco International Allocation Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments in affiliated underlying funds, at value (Cost $126,855,197)	$141,206,121
Cash	94,483
Receivable for:
Investments sold	478,313
Fund shares sold	112,037
Dividends from affiliated underlying funds	155
Investment for trustee deferred compensation and retirement plans	58,019
Other assets	46,847
Total assets	141,995,975

Liabilities:
Payable for:
Investments purchased	94,483
Fund shares reacquired	480,771
Accrued fees to affiliates	109,821
Accrued trustees’ and officers’ fees and benefits	585
Accrued other operating expenses	31,150
Trustee deferred compensation and retirement plans	65,386
Total liabilities	782,196
Net assets applicable to shares outstanding	$141,213,779

Net assets consist of:
Shares of beneficial interest	$213,044,590
Undistributed net investment income	629,411
Undistributed net realized gain (loss)	(86,811,146)
Net unrealized appreciation	14,350,924
$141,213,779

Net Assets:
Class A	$100,698,291
Class B	$1,163,120
Class C	$21,890,177
Class R	$4,360,952
Class Y	$6,889,378
Class R5	$6,211,861

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	10,098,620
Class B	116,402
Class C	2,190,793
Class R	436,948
Class Y	693,796
Class R5	623,852
Class A:
Net asset value per share	$9.97
Maximum offering price per share
(Net asset value of $9.97 ÷ 94.50%)	$10.55
Class B:
Net asset value and offering price per share	$9.99
Class C:
Net asset value and offering price per share	$9.99
Class R:
Net asset value and offering price per share	$9.98
Class Y:
Net asset value and offering price per share	$9.93
Class R5:
Net asset value and offering price per share	$9.96

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco International Allocation Fund

Statement of Operations

For the year ended December 31, 2016

Investment income:
Dividends from affiliated underlying funds	$3,341,117
Other income	2,511
Total investment income	3,343,628

Expenses:
Administrative services fees	50,000
Custodian fees	7,229
Distribution fees:
Class A	262,592
Class B	16,336
Class C	226,708
Class R	24,535
Transfer agent fees — A, B, C, R and Y	414,033
Transfer agent fees — R5	5,980
Trustees’ and officers’ fees and benefits	22,105
Registration and filing fees	77,477
Reports to shareholders	35,862
Professional services fees	32,007
Other	14,883
Total expenses	1,189,747
Less: Expense offset arrangement(s)	(3,209)
Net expenses	1,186,538
Net investment income	2,157,090

Realized and unrealized gain (loss) from investments in affiliated underlying fund shares
Net realized gain (loss) on sales of affiliated underlying fund shares	(18,377,087)
Net realized gain from distributions of affiliated underlying fund shares	736,445
(17,640,642)
Change in net unrealized appreciation of affiliated underlying fund shares	23,943,662
Net gain from affiliated underlying funds	6,303,020
Net increase in net assets resulting from operations	$8,460,110

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco International Allocation Fund

Statement of Changes in Net Assets

For the years ended December 31, 2016 and 2015

	2016	2015
Operations:
Net investment income	$2,157,090	$2,185,735
Net realized gain (loss)	(17,640,642)	(1,723,010)
Change in net unrealized appreciation (depreciation)	23,943,662	(17,190,653)
Net increase (decrease) in net assets resulting from operations	8,460,110	(16,727,928)

Distributions to shareholders from net investment income:
Class A	(1,451,855)	(1,557,579)
Class B	(7,916)	(13,100)
Class C	(143,016)	(129,408)
Class R	(52,478)	(57,615)
Class Y	(117,859)	(130,522)
Class R5	(116,009)	(114,279)
Total distributions from net investment income	(1,889,133)	(2,002,503)

Share transactions–net:
Class A	(12,820,980)	(6,561,228)
Class B	(1,238,145)	(2,672,336)
Class C	(2,762,874)	(1,347,346)
Class R	(962,366)	(544,357)
Class Y	(803,290)	913,228
Class R5	38,039	6,886,888
Net increase (decrease) in net assets resulting from share transactions	(18,549,616)	(3,325,151)
Net increase (decrease) in net assets	(11,978,639)	(22,055,582)

Net assets:
Beginning of year	153,192,418	175,248,000
End of year (includes undistributed net investment income of $629,411 and $123,503, respectively)	$141,213,779	$153,192,418

Notes to Financial Statements

December 31, 2016

NOTE 1—Significant Accounting Policies

Invesco International Allocation Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund is a “fund of funds,” in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) and exchange-traded funds advised by Invesco PowerShares Capital Management LLC (“PowerShares Capital”), an affiliate of Invesco. Invesco and PowerShares Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change the Fund’s asset class allocations, the underlying funds or target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Class R5. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

14                         Invesco International Allocation Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end-of-day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund as a result of having the same investment adviser are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Funds may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s

15                         Invesco International Allocation Fund

taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.	Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further in Note 11.

Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Class R5 shares to 2.25%, 3.00%, 3.00%, 2.50%, 2.00% and 2.00%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

16                         Invesco International Allocation Fund

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2016, IDI advised the Fund that IDI retained $33,342 in front-end sales commissions from the sale of Class A shares and $1,996, $591 and $625 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

The underlying Invesco mutual funds pay no distribution fees for Class R6 and the Fund pays no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2016, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,209.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

17                         Invesco International Allocation Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2016 and 2015:

	2016	2015
Ordinary income	$1,889,133	$2,002,503

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$693,594
Net unrealized appreciation (depreciation) — investments	(5,660,886)
Temporary book/tax differences	(64,183)
Capital loss carryforward	(66,799,336)
Shares of beneficial interest	213,044,590
Total net assets	$141,213,779

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2016, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2017	$23,283,288	$—	$23,283,288
December 31, 2018	9,317,140	—	9,317,140
Not subject to expiration	—	34,198,908	34,198,908
	$32,600,428	$34,198,908	$66,799,336

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2016 was $68,741,684 and $85,799,977, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$15,520,680
Aggregate unrealized (depreciation) of investment securities	(21,181,566)
Net unrealized appreciation (depreciation) of investment securities	$(5,660,886)

Cost of investments for tax purposes is $146,867,007.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on December 31, 2016, undistributed net investment income was increased by $237,951, undistributed net realized gain (loss) was increased by $26,884,590 and shares of beneficial interest was decreased by $27,122,541. This reclassification had no effect on the net assets of the Fund.

18                         Invesco International Allocation Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	1,381,909	$13,328,295	1,857,510	$19,514,176
Class B	8,550	81,414	8,517	90,550
Class C	285,095	2,770,800	409,280	4,341,493
Class R	92,667	907,099	115,102	1,220,526
Class Y	491,952	4,883,477	337,200	3,523,977
Class R5	102,752	998,236	816,886	9,039,612

Issued as reinvestment of dividends:
Class A	138,116	1,367,350	150,487	1,444,677
Class B	758	7,531	1,285	12,364
Class C	12,320	122,342	11,950	114,962
Class R	5,295	52,478	5,978	57,451
Class Y	9,386	92,541	10,895	104,154
Class R5	11,664	115,355	11,850	113,637

Automatic conversion of Class B shares to Class A shares:
Class A	99,610	964,895	176,588	1,910,650
Class B	(99,742)	(964,895)	(176,962)	(1,910,650)

Reacquired:
Class A	(2,924,424)	(28,481,520)	(2,798,673)	(29,430,731)
Class B	(38,417)	(362,195)	(80,910)	(864,600)
Class C	(582,816)	(5,656,016)	(552,222)	(5,803,801)
Class R	(195,263)	(1,921,943)	(172,278)	(1,822,334)
Class Y	(585,036)	(5,779,308)	(260,196)	(2,714,903)
Class R5	(111,389)	(1,075,552)	(211,820)	(2,266,361)
Net increase (decrease) in share activity	(1,897,013)	$(18,549,616)	(339,533)	$(3,325,151)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 38% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19                         Invesco International Allocation Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/16	$9.54	$0.15	$0.42	$0.57	$(0.14)	$9.97	6.03%	$100,698	0.70	%(e)	0.70	%(e)	1.56	%(e)	47%
Year ended 12/31/15	10.69	0.15	(1.16)	(1.01)	(0.14)	9.54	(9.48)	108,787	0.66		0.66		1.37		9
Year ended 12/31/14	11.07	0.16	(0.36)	(0.20)	(0.18)	10.69	(1.78)	128,452	0.63		0.63		1.46		12
Year ended 12/31/13	9.94	0.14	1.15	1.29	(0.16)	11.07	13.02	136,055	0.64		0.64		1.36		8
Year ended 12/31/12	9.07	0.14	1.09	1.23	(0.36)	9.94	13.62	125,566	0.60		0.68		1.42		6
Class B
Year ended 12/31/16	9.56	0.08	0.42	0.50	(0.07)	9.99	5.18	1,163	1.45	(e)	1.45	(e)	0.81	(e)	47
Year ended 12/31/15	10.69	0.07	(1.15)	(1.08)	(0.05)	9.56	(10.08)	2,343	1.41		1.41		0.62		9
Year ended 12/31/14	11.06	0.08	(0.36)	(0.28)	(0.09)	10.69	(2.52)	5,276	1.38		1.38		0.71		12
Year ended 12/31/13	9.94	0.06	1.14	1.20	(0.08)	11.06	12.09	8,974	1.39		1.39		0.61		8
Year ended 12/31/12	8.98	0.06	1.08	1.14	(0.18)	9.94	12.78	10,606	1.35		1.43		0.67		6
Class C
Year ended 12/31/16	9.55	0.08	0.43	0.51	(0.07)	9.99	5.29	21,890	1.45	(e)	1.45	(e)	0.81	(e)	47
Year ended 12/31/15	10.69	0.07	(1.16)	(1.09)	(0.05)	9.55	(10.18)	23,659	1.41		1.41		0.62		9
Year ended 12/31/14	11.06	0.08	(0.36)	(0.28)	(0.09)	10.69	(2.52)	27,874	1.38		1.38		0.71		12
Year ended 12/31/13	9.94	0.06	1.14	1.20	(0.08)	11.06	12.09	30,241	1.39		1.39		0.61		8
Year ended 12/31/12	8.98	0.06	1.08	1.14	(0.18)	9.94	12.78	27,929	1.35		1.43		0.67		6
Class R
Year ended 12/31/16	9.55	0.13	0.42	0.55	(0.12)	9.98	5.75	4,361	0.95	(e)	0.95	(e)	1.31	(e)	47
Year ended 12/31/15	10.69	0.12	(1.15)	(1.03)	(0.11)	9.55	(9.65)	5,100	0.91		0.91		1.12		9
Year ended 12/31/14	11.07	0.14	(0.37)	(0.23)	(0.15)	10.69	(2.05)	6,260	0.88		0.88		1.21		12
Year ended 12/31/13	9.94	0.12	1.14	1.26	(0.13)	11.07	12.74	6,412	0.89		0.89		1.11		8
Year ended 12/31/12	9.04	0.11	1.09	1.20	(0.30)	9.94	13.35	5,554	0.85		0.93		1.17		6
Class Y
Year ended 12/31/16	9.50	0.18	0.42	0.60	(0.17)	9.93	6.34	6,889	0.45	(e)	0.45	(e)	1.81	(e)	47
Year ended 12/31/15	10.65	0.17	(1.15)	(0.98)	(0.17)	9.50	(9.25)	7,388	0.41		0.41		1.62		9
Year ended 12/31/14	11.03	0.19	(0.36)	(0.17)	(0.21)	10.65	(1.52)	7,345	0.38		0.38		1.71		12
Year ended 12/31/13	9.91	0.17	1.13	1.30	(0.18)	11.03	13.23	7,959	0.39		0.39		1.61		8
Year ended 12/31/12	9.07	0.16	1.09	1.25	(0.41)	9.91	13.90	6,732	0.35		0.43		1.67		6
Class R5
Year ended 12/31/16	9.53	0.20	0.42	0.62	(0.19)	9.96	6.52	6,212	0.26	(e)	0.26	(e)	2.00	(e)	47
Year ended 12/31/15	10.68	0.19	(1.15)	(0.96)	(0.19)	9.53	(9.04)	5,915	0.24		0.24		1.79		9
Year ended 12/31/14	11.07	0.23	(0.38)	(0.15)	(0.24)	10.68	(1.35)	42	0.17		0.17		1.92		12
Year ended 12/31/13	9.94	0.19	1.15	1.34	(0.21)	11.07	13.52	1,188	0.18		0.18		1.82		8
Year ended 12/31/12	9.10	0.17	1.11	1.28	(0.44)	9.94	14.09	274	0.21		0.22		1.81		6

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.77%, 0.81%, 0.88%, 0.88% and 0.88% for the years ended December 31, 2016, December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $105,037, $1,633, $22,671, $4,907, $7,583 and $5,978 for Class A, Class B, Class C, Class R, Class Y and Class R5 shares, respectively.

20                         Invesco International Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)

and Shareholders of the Invesco International Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco International Allocation Fund (one of the portfolios constituting the AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

February 23, 2017

21                         Invesco International Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016, through December 31, 2016.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

Class	Beginning Account Value (07/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,040.70	$3.54	$1,021.67	$3.51	0.69%
B	1,000.00	1,036.70	7.37	1,017.90	7.30	1.44
C	1,000.00	1,036.70	7.37	1,017.90	7.30	1.44
R	1,000.00	1,040.00	4.82	1,020.41	4.77	0.94
Y	1,000.00	1,042.50	2.26	1,022.92	2.24	0.44
R5	1,000.00	1,043.30	1.34	1,023.83	1.32	0.26

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2016 through December 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

22                         Invesco International Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2016:

Federal and State Income Tax
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23                         Invesco International Allocation Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco International Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	144	Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company) Member of the Audit Committee, Ferroglobe PLC (metallurgical company) and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation; Chairman of the Board, Denver Film Society
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	144	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

T-2                         Invesco International Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Senior Vice President	2004

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Senior Vice President, The Invesco Funds

Formerly: Director, Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco International Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco International Allocation Fund

Explore High-Conviction Investing with Invesco

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526                             INTAL-AR-1                                      Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2016

Invesco Mid Cap Core Equity Fund Nasdaq: A: GTAGX ◾ B: GTABX ◾ C: GTACX ◾ R: GTARX ◾ Y: GTAYX ◾ R5: GTAVX ◾ R6: GTAFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

The reporting period began with significant stock market volatility in the US and abroad; this volatility was the result of investor uncertainty about global economic growth and monetary policy. After recovering, markets declined sharply following UK voters’ decision in June to leave the European Union. Relatively quickly, however, markets recovered, reaching record highs later in the summer. Demand was strong for income-producing investments, particularly those perceived to be lower risk; this benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive during the reporting period, news overseas was less upbeat. The European Central

Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. After months of uncertainty, the surprise outcome of the US presidential election in November triggered a major stock market rally, with most market indexes reaching new record highs in December. As expected, the US Federal Reserve raised interest rates in December – its only rate increase during the reporting period and only its second increase since 2006. The Fed cited optimistic economic data for its decision, and Fed-watchers suggested that future rate increases might be announced more quickly than previously forecast.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2	Invesco Mid Cap Core Equity Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

     We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

 I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

 As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Mid Cap Core Equity Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2016, Class A shares of Invesco Mid Cap Core Equity Fund (the Fund), at net asset value (NAV), underperformed the Russell Midcap Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/15 to 12/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	12.00%
Class B Shares	11.18
Class C Shares	11.23
Class R Shares	11.75
Class Y Shares	12.31
Class R5 Shares	12.42
Class R6 Shares	12.51
S&P 500 Index▼ (Broad Market Index)	11.96
Russell Midcap Index▼ (Style-Specific Index)	13.80
Lipper Mid-Cap Core Funds Index∎ (Peer Group Index)	15.94
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

During the year ended December 31, 2016, the US economy continued to expand. US gross domestic product (GDP) showed the US economy grew by 3.5% in the third quarter.1 However, annualized GDP is expected to be much lower. Employment data were mixed, with unemployment ending the year at 4.7%.2 Oil prices traded in a range from the high $20s to the low $50s during the reporting period.3

Major US stock market indexes posted gains for the reporting period, with most major market indexes hitting record highs; however, the markets were fairly volatile during the first half of the year. Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China, falling oil prices and uncertainty over the US Federal Reserve’s (the Fed) monetary policy. Markets recovered in February and posted gains until June, when UK voters opted to leave the European Union, sending markets sharply lower. Markets again recovered, and major US equity indexes hit record highs during the summer. Following the surprise outcome of the US presidential election, a stock market rally sent major equity indexes to new record highs. The rally was led by financials, gaining on the belief that they might benefit from reduced federal regulation. In November, OPEC agreed to cut production for the first time in eight years, which helped support higher oil prices. The Fed raised interest rates by a quarter point in December 2016 – its only increase during the reporting period.4

During the year, stock selection in the energy, industrials and information technology (IT) sectors benefited Fund performance relative to the Fund’s style-specific benchmark. The largest detractors from Fund performance included stock selection in the consumer discretionary, financials, health care, materials and real estate sectors.

    One of the most significant contributors to Fund performance was First Republic Bank. The company experienced solid gains for the year, reporting strong operational execution, growth, as well as increases in its loans and deposit balances. Within the IT sector, Linear Technology also contributed to Fund performance. The company’s stock price rose upon the news of an acquisition offer from ADI (not a fund holding). In addition, Nordson, an industrial machinery company, gained on better-than-expected earnings boosted by increases in sales of its advanced technology systems segment.

    The largest detractor from Fund performance relative to the Russell Midcap Index was Endo International. The company struggled as the result of an investigation into its suspected price collusion with other generic pharmaceutical companies. We sold our position in Endo International before the close of the reporting period. St. James’s Place hampered Fund performance based on increased competition and news of possible pension changes affecting clients. Cardinal Health also detracted from Fund performance due to an investigation into suspected price collusion with other generic pharmaceutical companies, as well as rising competition.

    During the reporting period, our largest overweight position relative to the Russell Midcap Index was in the financials sector. The Fund also had a slight overweight position in the IT sector. The largest underweight positions were in the consumer discretionary, consumer staples, health care, real estate and utilities sectors.

Portfolio Composition
By sector	% of total net assets

Financials	19.4%
Information Technology	18.4
Consumer Discretionary	11.4
Energy	8.6
Health Care	7.8
Industrials	7.7
Materials	6.1
Real Estate	3.7
Utilities	2.0
Consumer Staples	1.1
Money Market Funds Plus Other Assets Less Liabilities	13.8

Top 10 Equity Holdings*
	% of total net assets

1.	First Republic Bank	4.2%
2.	Linear Technology Corp.	3.3
3.	Amphenol Corp.-Class A	3.2
4.	Teradyne, Inc.	3.2
5.	Progressive Corp. (The)	2.9
6.	St. James’s Place PLC	2.5
7.	Brown & Brown, Inc.	2.5
8.	Jack Henry & Associates, Inc.	2.4
9.	Xilinx, Inc.	2.3
10.	International Flavors & Fragrances Inc.	2.3

Total Net Assets	$1.2 billion

Total Number of Holdings*	51

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2016.

4	Invesco Mid Cap Core Equity Fund

As always, the Fund focuses on companies that provide an attractive return on invested capital, trade at attractive valuations and have management teams with a long-term perspective. In short, we seek to take advantage of the market’s volatile behavior and short-term focus. We believe our conservative approach should position the Fund to navigate the evolving economic backdrop.

We thank you for your continued investment in Invesco Mid Cap Core Equity Fund.

1  Source: Bureau of Economic Analysis

2  Source: Bureau of Labor Statistics

3  Source: Thompson-Reuters

4  Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Ronald Sloan Chartered Financial Analyst, Portfolio Manager and Chief Investment Officer of Invesco’s global core equity team, is lead manager of Invesco Mid Cap Core Equity Fund. He joined Invesco in 1998. Mr. Sloan earned a BS in business administration and an MBA from the University of Missouri.

Brian Nelson Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Mid Cap Core Equity Fund. He joined Invesco in
2004. Mr. Nelson earned a BA from the University of California, Santa Barbara.

Assisted by Invesco’s Global Core Equity Team

5	Invesco Mid Cap Core Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/06

1  Source: FactSet Research Systems Inc.

2  Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Russell Midcap® Index is an unmanaged index considered representative of mid-cap stocks. The Russell Midcap Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Lipper Mid-Cap Core Funds Index is an unmanaged index considered representative of mid-cap core funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6	Invesco Mid Cap Core Equity Fund

Average Annual Total Returns
As of 12/31/16, including maximum applicable sales charges

Class A Shares
Inception (6/9/87)	10.12%
10 Years	5.15
5 Years	8.58
1 Year	5.84

Class B Shares
Inception (4/1/93)	9.54%
10 Years	5.11
5 Years	8.76
1 Year	6.36

Class C Shares
Inception (5/3/99)	7.66%
10 Years	4.96
5 Years	9.01
1 Year	10.27

Class R Shares
Inception (6/3/02)	6.55%
10 Years	5.48
5 Years	9.55
1 Year	11.75

Class Y Shares
10 Years	5.96%
5 Years	10.09
1 Year	12.31

Class R5 Shares
Inception (3/15/02)	7.02%
10 Years	6.16
5 Years	10.22
1 Year	12.42

Class R6 Shares
10 Years	5.96%
5 Years	10.25
1 Year	12.51

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.21%, 1.96%, 1.96%, 1.46%, 0.96%, 0.83% and 0.74%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.23%, 1.98%, 1.98%, 1.48%, 0.98%, 0.85% and 0.76%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.

7	Invesco Mid Cap Core Equity Fund

Invesco Mid Cap Core Equity Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2016, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Cash/cash equivalents risk. In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Mid-capitalization companies risk. Mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities maybe more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE	continued on page 6

8	Invesco Mid Cap Core Equity Fund

Schedule of Investments(a)

December 31, 2016

	Shares	Value
Common Stocks & Other Equity Interests–86.24%
Advertising–1.26%
Publicis Groupe S.A. (France)	228,188	$15,743,752

Apparel, Accessories & Luxury Goods–2.69%
Hanesbrands, Inc.	596,018	12,856,108
PVH Corp.	228,807	20,647,544
		33,503,652

Application Software–0.97%
Synopsys, Inc.(b)	204,348	12,027,923

Asset Management & Custody Banks–1.35%
Northern Trust Corp.	188,365	16,773,903

Automotive Retail–1.30%
Advance Auto Parts, Inc.	95,572	16,163,137

Biotechnology–1.45%
United Therapeutics Corp.(b)	126,407	18,130,556

Construction Machinery & Heavy Trucks–1.28%
Allison Transmission Holdings, Inc.	472,196	15,908,283

Data Processing & Outsourced Services–2.44%
Jack Henry & Associates, Inc.	343,015	30,452,872

Electronic Components–3.19%
Amphenol Corp.–Class A	592,156	39,792,883

Electronic Equipment & Instruments–1.99%
FLIR Systems, Inc.	684,656	24,777,701

Environmental & Facilities Services–1.85%
Republic Services, Inc.	404,290	23,064,744

Financial Exchanges & Data–1.81%
Moody’s Corp.	239,062	22,536,375

Health Care Distributors–1.15%
Cardinal Health, Inc.	198,555	14,290,003

Health Care Equipment–2.05%
ResMed Inc.	208,947	12,965,161
Wright Medical Group N.V.(b)	547,213	12,574,955
		25,540,116

Health Care Facilities–0.35%
Tenet Healthcare Corp.(b)	292,206	4,336,337

Home Furnishings–1.18%
Mohawk Industries, Inc.(b)	73,464	14,669,291

Homebuilding–1.61%
D.R. Horton, Inc.	732,228	20,011,791

Household Appliances–1.88%
Whirlpool Corp.	128,932	23,435,970

	Shares	Value
Housewares & Specialties–1.53%
Newell Brands, Inc.	426,140	$19,027,151

Industrial Machinery–4.55%
Dover Corp.	273,428	20,487,960
Nordson Corp.	131,579	14,743,427
Stanley Black & Decker Inc.	187,422	21,495,429
		56,726,816

Insurance Brokers–2.50%
Brown & Brown, Inc.	694,966	31,176,175

IT Consulting & Other Services–1.02%
EPAM Systems, Inc.(b)	198,247	12,749,265

Life & Health Insurance–4.61%
St. James’s Place PLC (United Kingdom)	2,522,030	31,377,502
Torchmark Corp.	354,014	26,112,073
		57,489,575

Life Sciences Tools & Services–1.89%
Agilent Technologies, Inc.	516,183	23,517,297

Multi-Utilities–2.03%
CMS Energy Corp.	307,430	12,795,237
WEC Energy Group, Inc.	214,110	12,557,551
		25,352,788

Office REIT’s–1.84%
Boston Properties, Inc.	182,452	22,948,812

Oil & Gas Equipment & Services–2.46%
Core Laboratories N.V.	145,678	17,487,187
Tenaris S.A.–ADR (Luxembourg)	369,953	13,211,022
		30,698,209

Oil & Gas Exploration & Production–6.10%
Concho Resources Inc.(b)	140,951	18,690,103
Range Resources Corp.	571,247	19,628,047
Seven Generations Energy Ltd.–Class A (Canada)(b)	592,368	13,811,700
Vermilion Energy, Inc. (Canada)	566,580	23,834,460
		75,964,310

Packaged Foods & Meats–1.15%
JM Smucker Co. (The)	111,668	14,300,204

Paper Packaging–1.22%
Packaging Corp. of America	178,672	15,154,959

Pharmaceuticals–0.92%
Perrigo Co. PLC	138,325	11,512,790

Property & Casualty Insurance–5.02%
Arch Capital Group Ltd.(b)	306,819	26,475,412
Progressive Corp. (The)	1,016,939	36,101,334
		62,576,746

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Mid Cap Core Equity Fund

	Shares	Value
Regional Banks–4.15%
First Republic Bank	561,720	$51,756,881

Retail REIT’s–1.81%
General Growth Properties, Inc.	902,749	22,550,670

Semiconductor Equipment–3.18%
Teradyne, Inc.	1,557,706	39,565,732

Semiconductors–5.62%
Linear Technology Corp.	654,001	40,776,962
Xilinx, Inc.	484,150	29,228,136
		70,005,098

Specialty Chemicals–4.84%
Albemarle Corp.	154,192	13,272,847
International Flavors & Fragrances Inc.	240,394	28,325,625
Koninklijke DSM N.V. (Netherlands)	312,704	18,718,656
		60,317,128
Total Common Stocks & Other Equity Interests (Cost $759,868,189)		1,074,549,895

	Shares	Value
Money Market Funds–15.33%
Government & Agency Portfolio–Institutional Class, 0.43%(c)	114,560,921	$114,560,921
Treasury Portfolio–Institutional Class, 0.37%(c)	76,373,948	76,373,948
Total Money Market Funds (Cost $190,934,869)		190,934,869
TOTAL INVESTMENTS–101.57% (Cost $950,803,058)		1,265,484,764
OTHER ASSETS LESS LIABILITIES–(1.57)%		(19,550,881)
NET ASSETS–100.00%		$1,245,933,883

Investment Abbreviations:

ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Mid Cap Core Equity Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments, at value (Cost $759,868,189)	$1,074,549,895
Investments in affiliated money market funds, at value and cost	190,934,869
Total investments, at value (Cost $950,803,058)	1,265,484,764
Foreign currencies, at value (Cost $78,033)	105,537
Receivable for:
Fund shares sold	1,868,170
Dividends	1,544,360
Investment for trustee deferred compensation and retirement plans	447,489
Other assets	56,134
Total assets	1,269,506,454

Liabilities:
Payable for:
Investments purchased	17,685,175
Fund shares reacquired	4,392,744
Accrued fees to affiliates	828,976
Accrued trustees’ and officers’ fees and benefits	254
Accrued other operating expenses	153,969
Trustee deferred compensation and retirement plans	511,453
Total liabilities	23,572,571
Net assets applicable to shares outstanding	$1,245,933,883

Net assets consist of:
Shares of beneficial interest	$926,126,148
Undistributed net investment income	966,282
Undistributed net realized gain	4,174,367
Net unrealized appreciation	314,667,086
$1,245,933,883

Net Assets:
Class A	$917,863,157
Class B	$10,216,238
Class C	$108,507,774
Class R	$64,577,048
Class Y	$95,292,112
Class R5	$45,309,811
Class R6	$4,167,743

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	42,726,249
Class B	730,219
Class C	7,787,100
Class R	3,112,217
Class Y	4,371,172
Class R5	1,947,915
Class R6	179,204
Class A:
Net asset value per share	$21.48
Maximum offering price per share
(Net asset value of $21.48 ÷ 94.50%)	$22.73
Class B:
Net asset value and offering price per share	$13.99
Class C:
Net asset value and offering price per share	$13.93
Class R:
Net asset value and offering price per share	$20.75
Class Y:
Net asset value and offering price per share	$21.80
Class R5:
Net asset value and offering price per share	$23.26
Class R6:
Net asset value and offering price per share	$23.26

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Mid Cap Core Equity Fund

Statement of Operations

For the year ended December 31, 2016

Investment income:
Dividends (net of foreign withholding taxes of $418,008)	$22,154,704
Dividends from affiliated money market funds	757,675
Total investment income	22,912,379

Expenses:
Advisory fees	10,195,412
Administrative services fees	364,621
Custodian fees	34,009
Distribution fees:
Class A	2,311,768
Class B	130,108
Class C	1,159,564
Class R	352,426
Transfer agent fees — A, B, C, R and Y	3,219,262
Transfer agent fees — R5	41,802
Transfer agent fees — R6	672
Trustees’ and officers’ fees and benefits	49,314
Registration and filing fees	142,421
Reports to shareholders	211,841
Professional services fees	71,349
Other	54,940
Total expenses	18,339,509
Less: Fees waived and expense offset arrangement(s)	(304,386)
Net expenses	18,035,123
Net investment income	4,877,256

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	79,354,676
Foreign currencies	72,681
79,427,357
Change in net unrealized appreciation (depreciation) of:
Investment securities	61,528,541
Foreign currencies	(14,808)
61,513,733
Net realized and unrealized gain	140,941,090
Net increase in net assets resulting from operations	$145,818,346

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Mid Cap Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2016 and 2015

	2016	2015
Operations:
Net investment income	$4,877,256	$349,654
Net realized gain	79,427,357	162,199,837
Change in net unrealized appreciation (depreciation)	61,513,733	(243,175,758)
Net increase (decrease) in net assets resulting from operations	145,818,346	(80,626,267)

Distributions to shareholders from net investment income:
Class A	(2,595,461)	(344,313)
Class R	(12,025)	—
Class Y	(502,044)	(268,259)
Class R5	(348,580)	(16,355)
Class R6	(44,451)	(1,115)
Total distributions from net investment income	(3,502,561)	(630,042)

Distributions to shareholders from net realized gains:
Class A	(84,531,272)	(56,605,547)
Class B	(1,445,547)	(1,414,798)
Class C	(14,988,712)	(10,927,259)
Class R	(6,163,627)	(4,758,131)
Class Y	(8,632,585)	(44,102,513)
Class R5	(3,846,347)	(2,688,837)
Class R6	(349,120)	(183,250)
Total distributions from net realized gains	(119,957,210)	(120,680,335)

Share transactions–net:
Class A	(36,092,471)	(122,027,477)
Class B	(5,685,669)	(6,813,713)
Class C	(13,271,939)	(38,723,166)
Class R	(13,048,614)	(15,204,300)
Class Y	(654,126,853)	11,203,505
Class R5	(1,888,601)	(99,081,311)
Class R6	838,845	(85,909)
Net increase (decrease) in net assets resulting from share transactions	(723,275,302)	(270,732,371)
Net increase (decrease) in net assets	(700,916,727)	(472,669,015)

Net assets:
Beginning of year	1,946,850,610	2,419,519,625
End of year (includes undistributed net investment income of $966,282 and $(481,095), respectively)	$1,245,933,883	$1,946,850,610
Notes to Financial Statements

December 31, 2016

NOTE 1—Significant Accounting Policies

Invesco Mid Cap Core Equity Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y,

13                         Invesco Mid Cap Core Equity Fund

Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net

14                         Invesco Mid Cap Core Equity Fund

realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

15                         Invesco Mid Cap Core Equity Fund

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.725%
Next $500 million	0.70%
Next $500 million	0.675%
Over $1.5 billion	0.65%

For the year ended December 31, 2016, the effective advisory fees incurred by the Fund was 0.70%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2016, the Adviser waived advisory fees of $291,987.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2016, IDI advised the Fund that IDI retained $214,064 in front-end sales commissions from the sale of Class A shares and $7,762, $1,367 and $2,140 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

16                         Invesco Mid Cap Core Equity Fund

For the year ended December 31, 2016, the Fund incurred $436 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Common Stocks & Other Equity Interests	$1,024,453,738	$50,096,157	$—	$1,074,549,895
Money Market Funds	190,934,869	—	—	190,934,869
Total Investments	$1,215,388,607	$50,096,157	$—	$1,265,484,764

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2016, the Fund engaged in securities purchases of $1,620,067.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $12,399.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

17                         Invesco Mid Cap Core Equity Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2016 and 2015:

	2016	2015
Ordinary income	$3,502,561	$21,237,105
Long-term capital gain	119,957,210	100,073,272
Total distributions	$123,459,771	$121,310,377

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$1,477,502
Undistributed long-term gain	8,610,326
Net unrealized appreciation — investments	310,245,749
Net unrealized appreciation (depreciation) — other investments	(14,620)
Temporary book/tax differences	(511,222)
Shares of beneficial interest	926,126,148
Total net assets	$1,245,933,883

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2016.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2016 was $261,638,021 and $1,039,178,716, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$342,519,064
Aggregate unrealized (depreciation) of investment securities	(32,273,315)
Net unrealized appreciation of investment securities	$310,245,749

Cost of investments for tax purposes is $ 955,239,015.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2016, undistributed net investment income was increased by $72,682 and undistributed net realized gain was decreased by $72,682. This reclassification had no effect on the net assets of the Fund.

18                         Invesco Mid Cap Core Equity Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31, 2016
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	5,016,706	$109,629,555	4,716,775	$111,062,198
Class B	15,642	234,231	22,516	361,880
Class C	673,918	9,987,483	726,403	12,026,625
Class R	576,556	12,165,402	710,938	16,325,141
Class Y	4,134,893	90,888,838	6,544,999	156,803,493
Class R5	460,419	11,059,695	619,275	15,636,914
Class R6	59,658	1,425,795	17,368	434,817

Issued as reinvestment of dividends:
Class A	3,857,642	83,672,240	2,584,533	54,456,084
Class B	99,396	1,404,461	94,869	1,371,811
Class C	1,023,944	14,406,890	728,039	10,491,034
Class R	294,427	6,168,256	232,807	4,753,928
Class Y	370,680	8,158,662	2,048,839	43,742,712
Class R5	177,398	4,165,303	118,144	2,679,520
Class R6	16,719	392,559	8,089	183,799

Automatic conversion of Class B shares to Class A shares:
Class A	200,849	4,389,313	190,041	4,496,641
Class B	(295,256)	(4,389,313)	(269,195)	(4,496,641)

Reacquired:
Class A	(10,618,265)	(233,783,579)	(12,351,903)	(292,042,400)
Class B	(197,914)	(2,935,048)	(243,980)	(4,050,763)
Class C	(2,542,461)	(37,666,312)	(3,664,872)	(61,240,825)
Class R	(1,480,962)	(31,382,272)	(1,572,108)	(36,283,369)
Class Y	(34,859,778)	(753,174,353)	(7,915,270)	(189,342,700)
Class R5	(736,720)	(17,113,599)	(4,512,313)	(117,397,745)
Class R6	(40,100)	(979,509)	(27,703)	(704,525)
Net increase (decrease) in share activity	(33,792,609)	$(723,275,302)	(11,193,709)	$(270,732,371)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 25% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19                         Invesco Mid Cap Core Equity Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(C)
Class A
Year ended 12/31/16	$21.14	$0.08		$2.48	$2.56	$(0.07)	$(2.15)	$(2.22)	$21.48	12.00%	$917,863	1.22	%(d)	1.24	%(d)	0.35	%(d)	20%
Year ended 12/31/15	23.52	(0.01)		(1.01)	(1.02)	(0.01)	(1.35)	(1.36)	21.14	(4.33)	935,951	1.19		1.21		(0.02)		54
Year ended 12/31/14	25.20	0.04		1.01	1.05	(0.00)	(2.73)	(2.73)	23.52	4.51	1,155,635	1.17		1.19		0.17		35
Year ended 12/31/13	21.37	(0.01)		6.15	6.14	—	(2.31)	(2.31)	25.20	29.19	1,378,888	1.16		1.19		(0.04)		33
Year ended 12/31/12	21.02	0.12	(e)	2.03	2.15	(0.12)	(1.68)	(1.80)	21.37	10.38	1,352,886	1.17		1.20		0.55	(e)	61
Class B
Year ended 12/31/16	14.50	(0.06)		1.70	1.64	—	(2.15)	(2.15)	13.99	11.18	10,216	1.97	(d)	1.99	(d)	(0.40	)(d)	20
Year ended 12/31/15	16.70	(0.13)		(0.72)	(0.85)	—	(1.35)	(1.35)	14.50	(5.08)	16,074	1.94		1.96		(0.77)		54
Year ended 12/31/14	18.81	(0.11)		0.73	0.62	—	(2.73)	(2.73)	16.70	3.74	25,115	1.92		1.94		(0.58)		35
Year ended 12/31/13	16.55	(0.15)		4.72	4.57	—	(2.31)	(2.31)	18.81	28.20	33,795	1.91		1.94		(0.79)		33
Year ended 12/31/12	16.66	(0.03	)(e)	1.60	1.57	—	(1.68)	(1.68)	16.55	9.60	36,795	1.92		1.95		(0.20	)(e)	61
Class C
Year ended 12/31/16	14.45	(0.06)		1.69	1.63	—	(2.15)	(2.15)	13.93	11.15	108,508	1.97	(d)	1.99	(d)	(0.40	)(d)	20
Year ended 12/31/15	16.64	(0.13)		(0.71)	(0.84)	—	(1.35)	(1.35)	14.45	(5.04)	124,748	1.94		1.96		(0.77)		54
Year ended 12/31/14	18.76	(0.11)		0.72	0.61	—	(2.73)	(2.73)	16.64	3.69	180,461	1.92		1.94		(0.58)		35
Year ended 12/31/13	16.51	(0.15)		4.71	4.56	—	(2.31)	(2.31)	18.76	28.21	202,919	1.91		1.94		(0.79)		33
Year ended 12/31/12	16.62	(0.03	)(e)	1.60	1.57	—	(1.68)	(1.68)	16.51	9.62	190,302	1.92		1.95		(0.20	)(e)	61
Class R
Year ended 12/31/16	20.48	0.02		2.41	2.43	(0.01)	(2.15)	(2.16)	20.75	11.75	64,577	1.47	(d)	1.49	(d)	0.10	(d)	20
Year ended 12/31/15	22.88	(0.06)		(0.99)	(1.05)	—	(1.35)	(1.35)	20.48	(4.58)	76,246	1.44		1.46		(0.27)		54
Year ended 12/31/14	24.65	(0.02)		0.98	0.96	—	(2.73)	(2.73)	22.88	4.24	99,552	1.42		1.44		(0.08)		35
Year ended 12/31/13	21.00	(0.07)		6.03	5.96	—	(2.31)	(2.31)	24.65	28.85	124,622	1.41		1.44		(0.29)		33
Year ended 12/31/12	20.66	0.07	(e)	2.00	2.07	(0.05)	(1.68)	(1.73)	21.00	10.17	125,474	1.42		1.45		0.30	(e)	61
Class Y
Year ended 12/31/16	21.42	0.13		2.53	2.66	(0.13)	(2.15)	(2.28)	21.80	12.31	95,292	0.97	(d)	0.99	(d)	0.60	(d)	20
Year ended 12/31/15	23.76	0.05		(1.03)	(0.98)	(0.01)	(1.35)	(1.36)	21.42	(4.12)	743,988	0.94		0.96		0.23		54
Year ended 12/31/14	25.44	0.11		1.01	1.12	(0.07)	(2.73)	(2.80)	23.76	4.76	808,895	0.92		0.94		0.42		35
Year ended 12/31/13	21.50	0.05		6.20	6.25	—	(2.31)	(2.31)	25.44	29.53	653,577	0.91		0.94		0.21		33
Year ended 12/31/12	21.14	0.18	(e)	2.04	2.22	(0.18)	(1.68)	(1.86)	21.50	10.68	469,510	0.92		0.95		0.80	(e)	61
Class R5
Year ended 12/31/16	22.76	0.17		2.68	2.85	(0.20)	(2.15)	(2.35)	23.26	12.42	45,310	0.84	(d)	0.86	(d)	0.73	(d)	20
Year ended 12/31/15	25.11	0.09		(1.08)	(0.99)	(0.01)	(1.35)	(1.36)	22.76	(3.94)	46,584	0.81		0.83		0.36		54
Year ended 12/31/14	26.73	0.15		1.07	1.22	(0.11)	(2.73)	(2.84)	25.11	4.88	146,211	0.81		0.83		0.53		35
Year ended 12/31/13	22.47	0.08		6.49	6.57	—	(2.31)	(2.31)	26.73	29.68	220,321	0.81		0.83		0.31		33
Year ended 12/31/12	22.03	0.22	(e)	2.12	2.34	(0.22)	(1.68)	(1.90)	22.47	10.78	253,815	0.80		0.83		0.92	(e)	61
Class R6
Year ended 12/31/16	22.81	0.19		2.69	2.88	(0.28)	(2.15)	(2.43)	23.26	12.51	4,168	0.76	(d)	0.78	(d)	0.81	(d)	20
Year ended 12/31/15	25.14	0.11		(1.08)	(0.97)	(0.01)	(1.35)	(1.36)	22.81	(3.85)	3,260	0.72		0.74		0.45		54
Year ended 12/31/14	26.76	0.17		1.07	1.24	(0.13)	(2.73)	(2.86)	25.14	4.97	3,650	0.72		0.74		0.62		35
Year ended 12/31/13	22.48	0.11		6.48	6.59	—	(2.31)	(2.31)	26.76	29.75	4,243	0.72		0.74		0.40		33
Year ended 12/31/12(f)	24.00	0.07	(e)	0.31	0.38	(0.22)	(1.68)	(1.90)	22.48	1.75	9	0.67	(g)	0.70	(g)	1.05	(e)(g)	61

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $924,707, $13,011, $115,956, $70,485, $285,301, $41,821 and $3,595 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes a special cash dividend received of $1.00 per share owned of Tellabs Inc. on December 24, 2012. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $0.08 and 0.38%, $(0.07) and (0.37)%, $(0.07) and (0.37)%, $0.03 and 0.13%, $0.14 and 0.63%, $0.18 and 0.75%, $0.03 and 0.88%, for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of September 24, 2012 for class R6 shares.
(g)	Annualized.

20                         Invesco Mid Cap Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)

and Shareholders of the Invesco Mid Cap Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Mid Cap Core Equity Fund (one of the portfolios constituting the AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

February 23, 2017

21                         Invesco Mid Cap Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (07/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,084.20	$6.29	$1,019.10	$6.09	1.20%
B	1,000.00	1,080.50	10.20	1,015.33	9.88	1.95
C	1,000.00	1,080.90	10.20	1,015.33	9.88	1.95
R	1,000.00	1,083.10	7.59	1,017.85	7.35	1.45
Y	1,000.00	1,086.10	4.98	1,020.36	4.82	0.95
R5	1,000.00	1,086.50	4.51	1,020.81	4.37	0.86
R6	1,000.00	1,087.00	4.09	1,021.22	3.96	0.78

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2016 through December 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

22                         Invesco Mid Cap Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2016:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$119,957,210
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23                         Invesco Mid Cap Core Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Mid Cap Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	144	Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company) Member of the Audit Committee, Ferroglobe PLC (metallurgical company) and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation; Chairman of the Board, Denver Film Society
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	144	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

T-2                         Invesco Mid Cap Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Senior Vice President	2004

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Senior Vice President, The Invesco Funds

Formerly: Director, Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Mid Cap Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Mid Cap Core Equity Fund

Explore High-Conviction Investing with Invesco

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526                         MCCE-AR-1                                                 Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2016

Invesco Multi-Asset Inflation Fund Nasdaq: A: MIZAX ∎ C: MIZCX ∎ R: MIZRX ∎ Y: MIZYX ∎ R5: MIZFX ∎ R6: MIZSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

The reporting period began with significant stock market volatility in the US and abroad; this volatility was the result of investor uncertainty about global economic growth and monetary policy. After recovering, markets declined sharply following UK voters’ decision in June to leave the European Union. Relatively quickly, however, markets recovered, reaching record highs later in the summer. Demand was strong for income-producing investments, particularly those perceived to be lower risk; this benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive during the reporting period, news overseas was less upbeat. The European Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. After months of uncertainty, the surprise outcome of the US presidential election in November triggered a major stock market rally, with most market indexes reaching new record highs in December. As expected, the US Federal Reserve raised interest rates in December – its only rate increase during the reporting period and only its second increase since 2006. The Fed cited optimistic economic data for its decision, and Fed-watchers suggested that future rate increases might be announced more quickly than previously forecast.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2	Invesco Multi-Asset Inflation Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

 We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

 I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

 As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Multi-Asset Inflation Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2016, Class A shares of Invesco Multi-Asset Inflation Fund (the Fund), at net asset value (NAV), outperformed the Bloomberg Barclays 1-3 Month Treasury Bill Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/15 to 12/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	9.91%
Class C Shares	9.12
Class R Shares	9.68
Class Y Shares	10.16
Class R5 Shares	10.16
Class R6 Shares	10.16
Bloomberg Barclays 1-3 Month Treasury Bill Index▼ (Broad Market Index)	0.26
US Consumer Price Index∎ (Style-Specific Index)	2.07
Lipper Flexible Portfolio Funds Index◆ (Peer Group Index)	7.16
Source(s): ▼FactSet Research Systems Inc.; ∎Bloomberg L.P.; ◆Lipper Inc.

Market conditions and your Fund

During the year ended December 31, 2016, the US economy continued to expand. US gross domestic product showed the US economy grew by 3.5% in the third quarter.1 Employment data were mixed, with unemployment ending the year at 4.7%.2 Oil prices traded in a range from the high $20s to the low $50s during the reporting period.3 Major US stock market indexes posted gains for the reporting period, with most major market indexes hitting record highs; however, the markets were fairly volatile during the first half of the year.

Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China, falling oil prices and uncertainty over the US Federal Reserve’s (the Fed) monetary policy. Markets recovered in February and posted gains until June, when UK voters opted to leave the European Union, sending markets sharply lower.

Markets again recovered, and major US equity indexes hit record highs during the summer. Following the outcome of the US presidential election, a stock market rally sent major US equity market indexes to new record highs. The rally was led by financials, gaining on the belief that they might benefit from reduced federal regulation. Also in November, OPEC agreed to cut production for the first time in eight years, which helped support higher oil prices. The Fed raised interest rates by a quarter point in December 2016 – the only increase during the reporting period.4

The Fund seeks to protect the purchasing power of investors from inflation through exposure to a broad spectrum of asset classes by investing in underlying mutual funds and exchange-traded funds. During the reporting period, US inflation remained low, but continued to increase steadily, reflecting growing inflationary pressures amid rising housing and gasoline prices. In the 12 months

Portfolio Composition* By fund type, based on total investments

Equity Funds	37.7%
Fixed Income Funds	34.5
Exchange-Traded Funds	16.6
Alternative Funds	8.3
Money Market Funds	2.9

Total Net Assets	$898.8 thousand

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2016.

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

through December 2016, the US Consumer Price Index increased 2.07%.5 The Fed acknowledged the uptick in inflation in the statement following its December meeting, noting that while, at the time, inflation remained below its 2% long-term target, it expected inflation to rise to its target over the medium term.

    From an asset class perspective, the largest contributors to Fund performance during the reporting period were US equities, commodities and fixed income securities. Specifically, the Fund’s exposure to commodities through underlying funds was among the largest contributors to performance. The Fund’s commodity exposure was achieved through investments in Invesco Gold & Precious Metals Fund, which benefited from the run-up in gold prices in the first half of the year, and Invesco Balanced-Risk Commodity Strategy Fund, which benefited from exposure to agriculture, energy and industrial metals – particularly copper – amid strong Chinese manufacturing data and expectations that the outcome of the US presidential race would lead to increased infrastructure spending. Invesco Energy Fund also contributed to Fund returns during the reporting period.

    The largest detractor from Fund performance was Invesco Global Health Care Fund, as the broader health care sector struggled – plagued by continued uncertainty regarding drug pricing and potential new regulatory reforms under the new, incoming administration. The underlying fund posted negative returns for the reporting period. Invesco International Growth Fund also detracted from Fund performance, reflecting a challenging period for international equities. The underlying fund’s holdings in the consumer discretionary and health care sectors underperformed those of its style-specific index, and the strong US dollar also detracted from the underlying fund’s performance.

4	Invesco Multi-Asset Inflation Fund

Please note that some of the Fund’s underlying funds – which include, but are not limited to, Invesco Balanced-Risk Commodity Strategy Fund, Invesco Emerging Markets Flexible Bond Fund and Invesco Global Health Care Fund – may use derivatives, including futures and total return swaps, which may amplify traditional investment risks through the creation of leverage in the underlying funds. Therefore, performance of these underlying funds, both positive and negative, can be attributed to these instruments.

The tactical positioning of the Fund changed during the reporting period to reflect shifts in the macroeconomic environment. Specifically, at the beginning of the reporting period, our macroeconomic outlook gave a higher probability to a low inflation, contractionary environment. As the year progressed, the probability of economic expansion increased, and we shifted the Fund’s tactical asset classes and underlying fund allocations to reflect this revised outlook.

Thank you for investing in Invesco Multi-Asset Inflation Fund.

1  Source: Bureau of Economic Analysis

2  Source: Bureau of Labor Statistics

3  Source: Thompson-Reuters

4  Source: US Federal Reserve

5  Source: Bloomberg L.P.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Duy Nguyen Chartered Financial Analyst, Portfolio Manager and Chief Investment Officer of Invesco’s Global

Solutions Development and Implementation Team, is manager of Invesco Multi-Asset Inflation Fund. He joined Invesco in 2000. Mr. Nguyen earned a BBA from The University of Texas at Austin and an MS from the University of Houston.

Jacob Borbidge Chartered Financial Analyst, Portfolio Manager and Head of Research for Invesco’s Global

Solutions Development and Implementation Team, is manager of Invesco Multi-Asset Inflation Fund. He joined Invesco in 2004. Mr. Borbidge earned a BS in mechanical engineering from Lehigh University and an MS in finance from the University of Houston.

Assisted by Invesco’s Global Solutions Development and Implementation Team

5	Invesco Multi-Asset Inflation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) Since Inception

Fund and index data from 10/14/14*

1  Source: Lipper Inc.

2  Source: Bloomberg L.P.

3  Source: FactSet Research Systems Inc.

*US Consumer Price Index data are monthly. Performance is from September 30, 2014, the month-end closest to Fund inception.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Multi-Asset Inflation Fund

Average Annual Total Returns As of 12/31/16, including maximum applicable sales charges

Class A Shares
Inception (10/14/14)	-5.23%
1 Year	3.81

Class C Shares
Inception (10/14/14)	-3.51%
1 Year	8.12

Class R Shares
Inception (10/14/14)	-3.01%
1 Year	9.68

Class Y Shares
Inception (10/14/14)	-2.52%
1 Year	10.16

Class R5 Shares
Inception (10/14/14)	-2.52%
1 Year	10.16

Class R6 Shares
Inception (10/14/14)	-2.52%
1 Year	10.16

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.02%, 1.77%, 1.27%, 0.77%, 0.77% and 0.77%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 70.30%, 71.05%, 70.55%, 70.05%, 70.02% and 70.02%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.65% for Invesco Multi-Asset Inflation Fund.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2018. See current prospectus for more information.

7	Invesco Multi-Asset Inflation Fund

Invesco Multi-Asset Inflation Fund’s investment objective is total return, comprised of current income and capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2016, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal in the Fund risks of investing

The principal risks of investing in the Fund are:

∎	Fund of funds risk. The Fund’s performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund include the risks associated with investments in the underlying funds. The Fund will indirectly pay a proportional share of the fees and expenses of the underlying funds in which it invests. There are risks that the Fund will vary from its target weightings (if any) in the underlying funds, that the underlying funds will not achieve their investment objectives, that the underlying funds’ performance may be lower than their represented asset classes, and that the Fund may withdraw its investments in an underlying fund at a disadvantageous time.

∎	Allocation risk. The Fund’s investment performance depends, in part, on how its assets are allocated among the underlying funds or asset classes. The Adviser’s evaluations and assumptions regarding the asset classes or the underlying funds in which the Fund invests may be incorrect, causing the Fund to be invested (or not invested) in one or more asset classes or underlying funds at an inopportune time, which could negatively affect the Fund’s performance.
∎	Exchange-traded funds risk. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted by the listing exchange; (4) a passively-managed exchange-traded fund may not track the performance of the reference asset; and (5) a passively managed exchange-traded fund may hold troubled securities. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund or an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange-traded funds in which the Fund or an underlying fund may invest are leveraged, which may result in economic leverage, permitting the Fund or an underlying fund to gain exposure that is greater than would be the case in an unlevered instrument, and potentially resulting in greater volatility.

The principal risks of investing in the Fund also include the risks of each underlying fund. These risks include:

∎	Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

∎	Bank loan risk. There are a number of risks associated with an investment in bank loans including, credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair an underlying fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to an underlying fund. As a result an underlying fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause an underlying fund to lose income or principal on a particular investment, which in turn could affect the underlying fund’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.

∎	Borrowing risk. Borrowing money to buy securities exposes an underlying fund to leverage and will cause an underlying fund’s share price to be more volatile because leverage will exaggerate the effect of any increase or decrease in the value of an underlying fund’s portfolio securities. Borrowing money may also require an underlying fund to liquidate positions when it may not be advantageous to do so. In addition, an underlying fund will incur interest expenses and other fees on borrowed money. There can be no assurance that an underlying fund’s borrowing strategy will enhance and not reduce the underlying fund’s returns.

∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco Multi-Asset Inflation Fund

to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of an underlying fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and an underlying fund’s transaction costs.

∎	Collateralized loan obligations risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if an underlying fund invests in CLOs that hold loans of uncreditworthy borrowers or if an underlying fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.
∎	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of an underlying fund from certain commodity-linked derivatives was treated as non-qualifying income, an underlying fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of an underlying fund’s use of commodity-linked notes or a wholly-owned subsidiary (which guidance might be applied to the underlying fund retroactively), it could, among other consequences, limit the underlying fund’s ability to pursue its investment strategy.
∎	Commodity-linked notes risk. In addition to risks associated with the underlying commodities, investments in commodity-linked notes may be subject to additional risks, such as non-payment of interest and loss of principal, counterparty risk, lack of a secondary market and risk of greater volatility than traditional equity and debt securities. The value of the commodity-linked notes an underlying fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, certain commodity-linked notes employ “economic” leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and an underlying fund to the extent it invests in such notes.

∎	Commodity risk. An underlying fund may have investment exposure to the commodities markets and/or a particular sector of the commodities markets, which may subject an underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. Volatility in the commodities markets may be caused by changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds, and factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, or supply and demand disruptions. Because an underlying fund’s performance may be linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of an underlying fund’s shares.
∎	Consumer discretionary sector risk. An underlying fund may concentrate its investments in securities of issuers in the consumer discretionary sector. Companies engaged in the consumer discretionary sector are affected by fluctuations in supply and demand, changes in consumer preferences and spending, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
∎	Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted.

Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss.

∎	Correlation risk. Because an underlying fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, across different countries and investments, to the extent either the asset classes or the selected countries and investments become correlated in a way not anticipated an underlying fund’s adviser, an underlying fund’s risk allocation process may result in magnified risks and loss instead of balancing (reducing) the risk of loss.
∎	Credit linked notes risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and, in some cases, foreign currency risk. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security. Credit linked notes may be less liquid than other investments and therefore harder to dispose of at the desired time and price. In addition, credit linked notes may be leveraged and, as a result, small changes in the value of the underlying reference obligation may produce disproportionate losses to an underlying fund.
∎

Debt securities risk. The prices of debt securities held by an underlying fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause an underlying fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce an underlying fund’s distributable income because interest payments on floating rate debt instruments held by an underlying fund will decline. An underlying fund could lose money on investments

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in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Defaulted securities risk. Defaulted securities pose a greater risk that principal will not be repaid than non-defaulted securities. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
∎	Depositary receipts risk. Investing in depositary receipts involve the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. An underlying fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the underlying fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the underlying fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the underlying fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the underlying fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the underlying fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the underlying fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for certain underlying funds than most other mutual funds because certain underlying funds will implement their investment strategy primarily through derivative instruments rather than direct investments in stocks/bonds.

∎	Dollar roll transactions risk. Dollar roll transactions occur in connection with TBA transactions and involve the risk that the market value of the securities an underlying fund is required to purchase may decline below the agreed upon purchase price of those securities. Dollar roll transactions add a form of leverage to an underlying fund’s portfolio, which may make the Fund’s returns more volatile and increase the risk of loss. In addition, dollar roll transactions may increase an underlying fund’s portfolio turnover, which may result in increased brokerage costs and may lower an underlying fund’s actual return.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Energy sector risk. An underlying fund will concentrate its investments in the securities of issuers engaged primarily in energy-related industries. Changes in worldwide energy prices, exploration and production spending, government regulation, world events, economic conditions, exchange rate, transportation and storage costs and labor relations can affect companies in the energy sector. In addition, these companies are at an increased risk of civil liability and environmental damage claims, and are also subject to the risk of loss from terrorism and natural disasters.
∎	Exchange-traded fund industry concentration risk. In following its methodology, an underlying exchange-traded fund’s underlying index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that an underlying fund’s underlying index concentrates in the securities of issuers in a particular industry or sector, an underlying fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, an underlying fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which an underlying fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.
∎

Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, counterparty risk, and the risk that the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that

10	Invesco Multi-Asset Inflation Fund

affect the referenced underlying market or assets. An underlying fund will bear its proportionate share of any fees and expenses borne by an exchange-traded note in which it invests. For certain exchange-traded notes, there may be restrictions on an underlying fund’s right to redeem its investment in an exchange-traded note, which is meant to be held until maturity.

∎	Financial services sector risk. An underlying fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Financial services companies are subject to extensive government regulation and are disproportionately affected by unstable interest rates, each of which could adversely affect the profitability of such companies. Financial services companies may also have concentrated portfolios, which makes them especially vulnerable to unstable economic conditions.
∎	Foreign currency tax risk. If the US Treasury Department were to exercise its authority to issue regulations that exclude from the definition of “qualifying income” foreign currency gains not directly related to an underlying fund’s business of investing in securities, the underlying fund may be unable to qualify as a regulated investment company for one or more years. In this event, the underlying fund’s Board of Trustees may authorize a significant change in investment strategy or other action.
∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and an underlying fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
∎	Foreign securities risk. An underlying fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which an underlying fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless an underlying fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an underlying fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎	Geographic focus risk. An underlying fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on an underlying fund’s investment performance.
∎	Gold and precious metals industry risk. An underlying fund will concentrate its investments in the securities of issuers primarily engaged in gold and precious metals-related industries. Fluctuations in the price of gold and precious metals resulting from supply and demand imbalances, increased mining, transportation or storage costs or other market forces will have a significant impact on the profitability of companies in the gold and precious metals sector. The price of gold and precious metals may also be affected by changes in political or economic conditions of countries where gold and precious metals companies are located.
∎	Gold bullion risk. To the extent an underlying fund invests in gold bullion, it will earn no income from such investment. Appreciation in the market price of gold is the sole manner in which an underlying fund can realize gains on gold bullion, and such investments may incur higher storage and custody costs as compared to purchasing, holding and selling more traditional investments.
∎	Growth investing risk. Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can be more volatile.
∎	Health care sector risk. An underlying fund will concentrate its investments in the securities of domestic and foreign issuers in the health care sector. The health care sector is subject to significant government regulations, increases or decreases in the cost of medical products and services, and competitive forces that could negatively impact a health care company’s profitability. The health care sector may also be affected by government health care programs.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject an underlying fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Indexing risk. An underlying fund is operated as a passively managed index fund and, therefore, the adverse performance of a particular security necessarily will not result in the elimination of the security from the underlying fund’s portfolio. Ordinarily, the underlying fund’s adviser will not sell the underlying fund’s portfolio securities except to reflect additions or deletions of the securities that comprise the underlying fund’s underlying index, or as may be necessary to raise cash to pay underlying fund shareholders who sell underlying fund shares. As such, the underlying fund will be negatively affected by declines in the securities represented by its underlying index. Also, there is no guarantee that the underlying fund’s adviser will be able to correlate the underlying fund’s performance with that of its underlying index.
∎	Inflation-indexed securities risk. The values of inflation-indexed securities generally fluctuate in response to changes in real interest rates, and an underlying fund’s income from its investments in these securities is likely to fluctuate considerably more than the income distributions of its investments in more traditional fixed income securities.

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∎	Inflation-indexed securities tax risk. Any increase in the principal amount of an inflation-indexed security may be included for tax purposes in an underlying fund’s gross income, even though no cash attributable to such gross income has been received by the underlying fund. In such event, the underlying fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, the underlying fund may be required to raise cash by selling portfolio investments. The sale of such investments could result in capital gains to the underlying fund and additional capital gain distributions to the Fund. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by an underlying fund may cause amounts previously distributed to the Fund in the taxable year as income to be characterized as a return of capital, which could increase or decrease the Fund’s ordinary income distributions to you, and may cause some of the Fund’s distributed income to be classified as a return of capital.
∎	Infrastructure-related companies risk. An underlying fund will concentrate its investments in the infrastructure industry. Infrastructure-related companies are subject to a variety of risk factors, including costs associated with environmental, governmental and other regulations, high interest costs for capital construction programs, high leverage, the effects of economic slowdowns, surplus capacity, increased competition, fluctuations of fuel prices, the effects of energy conservation policies, unfavorable tax laws or accounting policies, environmental damage, difficulty in raising capital, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets.
∎	Investing in the European Union risk. Investments in certain countries in the European Union are susceptible to high economic risks associated with high levels of debt, such as investments in sovereign debt of Greece, Italy and Spain. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. Separately, the European Union faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the European Union, such as the United Kingdom (UK) which has announced its intention to exit, would place its currency and banking system in jeopardy. The exit by the UK or other member states will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Fund’s investments.

∎	Liquidity risk. An underlying fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the an underlying fund’s securities become illiquid, an underlying fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎	Management risk. An underlying fund is actively managed and depends heavily on an underlying fund’s adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for an underlying fund’s portfolio. An underlying fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of an underlying fund and, therefore, the ability of the underlying fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Market trading risk. An underlying exchange-traded fund faces numerous market trading risks, including the potential lack of an active market for its shares, losses from trading in secondary markets, and disruption in the creation/redemption process of an underlying fund. Any of these factors may lead to an underlying fund’s shares trading at a premium or discount to an underlying fund’s net asset value (NAV).

∎	MLP risk. An underlying fund invests in securities of MLPs, which are subject to the following risks:
-	Limited partner risk. An MLP is a public limited partnership or limited liability company taxed as a partnership under the Code. Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The risks of investing in an MLP are similar to those of investing in a partnership, including more flexible governance structures, which could result in less protection for investors than investments in a corporation. Investors in an MLP normally would not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances, creditors of an MLP would have the right to seek return of capital distributed to a limited partner, which right would continue after an investor sold its investment in the MLP.
-	Liquidity risk. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid than conventional publicly traded securities and, therefore, more difficult to trade at desirable times and/or prices.
-	Interest rate risk. In addition, MLP distributions may be reduced by fees and other expenses incurred by the MLP. MLPs generally are considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.
-	General partner risk. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member.

12	Invesco Multi-Asset Inflation Fund

Additionally, if an underlying fund were to invest more than 25% of its total assets in MLPs that are taxed as partnerships this could cause an underlying fund to lose its status as regulated investment company under Subchapter M of the Internal Revenue Code.

∎	MLP tax risk. MLPs taxed as partnerships do not pay US federal income tax at the partnership level. A change in current tax law, or a change in the underlying business mix of a given MLP, however, could result in an MLP being classified as a corporation for US federal income tax purposes, which would have the effect of reducing the amount of cash available for distribution by the MLP and could cause a reduction of the value of an underlying fund’s investment, and consequently the Fund’s investment in an underlying fund and lower income.
∎	Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in an underlying fund reinvesting these early payments at lower interest rates, thereby reducing an underlying fund’s income. Mortgage and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and an underlying fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool will adversely affect the value of mortgage-backed securities and will result in losses to an underlying fund. An underlying fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.
∎	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and an underlying fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
∎	Non-diversification risk. An underlying fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of an underlying fund more than would occur in a diversified fund.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	REIT risk/real estate risk. An underlying fund concentrates its investments in the securities of real estate and real estate related companies. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to an underlying fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid than larger companies. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults on certain types of debt obligations, an underlying fund may own real estate directly, which involves additional risks such as environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

∎	Sampling risk. An underlying fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in its underlying index and in the underlying fund holding securities not included in its underlying index. As a result, an adverse development respecting an issuer of securities held by the underlying fund could result in a greater decline in the underlying fund’s NAV than would be the case if all of the securities in its underlying index were held. An underlying fund’s use of a representative sampling approach may also include the risk that it may not track the return of its underlying index as well as it would have if the underlying fund held all of the securities in its underlying index.
∎	Securities lending risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all, which may force an underlying fund to sell the collateral and purchase a replacement security in the market at a disadvantageous time. Any cash received as collateral will be invested in an affiliated money market fund and an underlying fund will bear any loss on the investment of cash collateral.
∎

Short position risk. Because an underlying fund’s potential loss on a short position arises from increases in the value of the asset sold short, the underlying fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent an underlying fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, an underlying fund’s short positions will cause the underlying fund to underperform the overall market and its peers that do not engage in shorting. If an underlying fund holds both long and short positions, and both positions decline simultaneously, the short

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positions will not provide any buffer (hedge) from declines in value of the underlying fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of an underlying fund’s returns.

∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
∎	Subsidiary risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in this prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which an underlying fund and the Subsidiary, respectively, are organized, could result in the inability of an underlying fund and/or the Subsidiary to operate as described in this prospectus and the SAI, and could negatively affect an underlying fund and its shareholders.
∎	TBA transactions risk. TBA transactions involve the risk of loss if the securities received are less favorable than what was anticipated by an underlying fund when entering into the TBA transaction, or if the counterparty fails to deliver the securities. When an underlying fund enters into a short sale of a TBA mortgage it does not own, an underlying fund may have to purchase deliverable mortgages to settle the short sale at a higher price than anticipated, thereby causing a loss. As there is no limit on how much the price of mortgage securities can increase, an underlying fund’s exposure is unlimited. An underlying fund may not always be able to purchase mortgage securities to close out the short position at a particular time or at an acceptable price. In addition, taking short positions results in a form of leverage, which could increase the volatility of an underlying fund’s share price.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect an underlying fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject an underlying fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because an underlying fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on an underlying fund because an underlying fund commits to purchase securities that it does not have to pay for until a later date, which increases an underlying fund’s overall investment exposure and, as a result, its volatility.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The Bloomberg Barclays 1-3 Month Treasury Bill Index is an unmanaged index considered representative of short-term US government debt instruments.
∎	The US Consumer Price Index is a measure of change in consumer prices as determined by the US Bureau of Labor Statistics.
∎	The Lipper Flexible Portfolio Funds Index is an unmanaged index considered representative of flexible portfolio funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

14	Invesco Multi-Asset Inflation Fund

Schedule of Investments

December 31, 2016

Invesco Multi-Asset Inflation Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers–100.11%(a)

	% of Net Assets 12/31/16	Value 12/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)		Dividend Income	Shares 12/31/16	Value 12/31/16
Alternative Funds–8.37%
PowerShares DB Oil Fund–ETF(b)	8.37%	$40,942	$74,493	$(49,189)	$32,284	$(23,278)		$—	7,774	$75,252

Asset Allocation Funds–8.26%
Invesco Balanced-Risk Commodity Strategy Fund–Class R6(b)	8.26%	32,109	62,689	(23,547)	4,813	(1,789)		2,043	10,907	74,275

Domestic Equity Funds–16.47%
Invesco Energy Fund–Class R5	10.10%	35,890	79,113	(38,707)	19,991	(5,484)		1,300	3,151	90,803
iShares U.S. Consumer Goods ETF(c)	6.37%	23,501	51,626	(18,652)	(1,061)	1,828		1,105	517	57,242
Total Domestic Equity Funds		59,391	130,739	(57,359)	18,930	(3,656)		2,405		148,045

Fixed-Income Funds–36.44%
Invesco Emerging Markets Flexible Bond Fund–Class R6(d)	1.92%	16,997	23,954	(23,490)	848	(395)		40	2,669	17,245
Invesco Floating Rate Fund–Class R6	4.75%	21,491	25,412	(6,026)	2,120	(333)		1,421	5,636	42,664
Invesco High Yield Fund–Class R6	4.14%	18,778	19,787	(2,589)	1,398	(88)		1,452	8,993	37,232
Invesco Short Duration Inflation Protected Fund–Class R6	14.74%	—	152,986	(20,863)	376	(14)		1,640	12,582	132,485
Invesco U.S. Government Fund–Class R5	6.49%	33,517	46,236	(20,713)	(636)	(60)		870	6,600	58,344
Invesco Quality Income Fund–Class R5(f)	2.50%	17,595	28,442	(23,360)	(139)	(68)		559	1,849	22,470
iShares TIPS Bond ETF(c)	0.00%	64,382	—	(64,813)	1,824	(1,393)		—	—	—
PowerShares Fundamental Investment Grade Corporate Bond Portfolio–ETF	1.90%	8,932	17,525	(9,156)	(406)	129		180	675	17,024
Total Fixed-Income Funds		181,692	314,342	(171,010)	5,385	(2,222)		6,162		327,464

Foreign Equity Funds–21.86%
Invesco Global Health Care Fund–Class Y(b)	7.52%	35,340	62,358	(23,819)	(5,262)	442		339	2,024	67,604
Invesco Global Infrastructure Fund–Class R6	5.74%	20,292	46,861	(18,055)	2,783	(291)		717	5,518	51,590
Invesco Gold & Precious Metals Fund–Class Y(b)	6.10%	26,914	54,097	(33,715)	7,297	189		4,863	13,297	54,782
Invesco International Growth Fund–Class R6	2.50%	18,681	30,996	(26,210)	114	(1,078)		371	731	22,503
Total Foreign Equity Funds		101,227	194,312	(101,799)	4,932	(738)		6,290		196,479

Real Estate Funds–5.76%
Invesco Global Real Estate Fund-Class R6	5.76%	17,368	61,882	(27,559)	(1,056)	1,145		1,887	4,213	51,780

Money Market Funds–2.95%
Government & Agency Portfolio–Institutional Class, 0.43%(h)	1.77%	—	177,999	(162,088)	—	—		12	15,911	15,911
Liquid Assets Portfolio–Institutional Class, 0.37%(h)	0.00%	3,189	180,054	(183,243)	—	—		19	—	—
Premier Portfolio–Institutional Class, 0.65%(h)	0.00%	3,189	180,054	(183,243)	—	—		17	—	—
Treasury Portfolio–Institutional Class, 0.37%(h)	1.18%	—	118,666	(108,059)	—	—		6	10,607	10,607
Total Money Market Funds		6,378	656,773	(636,633)	—	—		54		26,518
TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $895,626)	100.11%	$439,107	$1,495,230	$(1,067,096)	$65,288 (e)	$(30,538	)(g)	$18,841		$899,813
OTHER ASSETS LESS LIABILITIES	(0.11)%									(980)
NET ASSETS	100.00%									$898,833

Investment Abbreviations:

ETF	– Exchange Traded Fund
TIPS	– Treasury Inflation Protected Securities

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser, unless otherwise noted.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.
(c)	Not affiliated with Invesco Advisers, Inc.
(d)	Effective February 26, 2016, Invesco Emerging Market Local Currency Debt Fund was renamed as Invesco Emerging Markets Flexible Bond Fund.
(e)	Includes $669 and $54 of return of capital received from Invesco Emerging Markets Flexible Bond Fund and Invesco High Yield Fund, respectively.
(f)	Effective June 20, 2016, Invesco U.S. Mortgage Fund was renamed as Invesco Quality Income Fund.
(g)	Includes $1,455 of capital gain distributions from affiliated underlying funds for Invesco Global Health Care Fund.
(h)	The rate shown is the 7-day SEC standardized yield as of December 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Multi-Asset Inflation Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments in affiliated and unaffiliated underlying funds, at value (Cost $895,626)	$899,813
Receivable for:
Fund shares sold	90
Dividends — affiliated underlying funds	538
Investment for trustee deferred compensation and retirement plans	4,075
Other assets	41,647
Total assets	946,163

Liabilities:
Payable for:
Investments purchased — affiliated underlying funds	534
Accrued fees to affiliates	12,557
Accrued trustees’ and officers’ fees and benefits	143
Accrued other operating expenses	30,021
Trustee deferred compensation and retirement plans	4,075
Total liabilities	47,330
Net assets applicable to shares outstanding	$898,833

Net assets consist of:
Shares of beneficial interest	$939,177
Undistributed net investment income	(3,218)
Undistributed net realized gain (loss)	(41,313)
Net unrealized appreciation	4,187
$898,833

Net Assets:
Class A	$474,735
Class C	$177,188
Class R	$8,949
Class Y	$220,001
Class R5	$8,980
Class R6	$8,980

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	53,036
Class C	19,907
Class R	1,001
Class Y	24,521
Class R5	1,001
Class R6	1,001
Class A:
Net asset value per share	$8.95
Maximum offering price per share
(Net asset value of $8.95 ÷ 94.50%)	$9.47
Class C:
Net asset value and offering price per share	$8.90
Class R:
Net asset value and offering price per share	$8.94
Class Y:
Net asset value and offering price per share	$8.97
Class R5:
Net asset value and offering price per share	$8.97
Class R6:
Net asset value and offering price per share	$8.97

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Multi-Asset Inflation Fund

Statement of Operations

For the year ended December 31, 2016

Investment income:
Dividends from affiliated and unaffiliated underlying funds	$18,841
Other Income	131
Total investment income	18,972

Expenses:
Advisory fees	906
Administrative services fees	50,000
Custodian fees	8,150
Distribution fees:
Class A	724
Class C	691
Class R	44
Transfer agent fees — A, C, R and Y	1,574
Transfer agent fees — R5	9
Transfer agent fees — R6	9
Trustees’ and officers’ fees and benefits	18,972
Registration and filing fees	72,831
Reports to shareholders	14,156
Professional services fees	34,346
Other	12,517
Total expenses	214,929
Less: Fees waived and expenses reimbursed	(210,742)
Net expenses	4,187
Net investment income	14,785

Realized and unrealized gain (loss) from:
Net realized gain (loss) on sales of affiliated and unaffiliated underlying fund shares	(31,993)
Net realized gain from distributions of affiliated underlying fund shares	1,455
(30,538)
Change in net unrealized appreciation of affiliated and unaffiliated underlying fund shares	65,288
Net gain from affiliated and unaffiliated underlying funds	34,750
Net increase in net assets resulting from operations	$49,535

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Multi-Asset Inflation Fund

Statement of Changes in Net Assets

For the years ended December 31, 2016 and 2015

	2016	2015
Operations:
Net investment income	$14,785	$3,284
Net realized gain (loss)	(30,538)	(12,086)
Change in net unrealized appreciation (depreciation)	65,288	(43,596)
Net increase (decrease) in net assets resulting from operations	49,535	(52,398)

Distributions to shareholders from net investment income:
Class A	(9,483)	(2,117)
Class C	(2,759)	(94)
Class R	(173)	(84)
Class Y	(4,679)	(3,225)
Class R5	(194)	(121)
Class R6	(194)	(121)
Total distributions from net investment income	(17,482)	(5,762)

Distributions to shareholders from net realized gains:
Class A	(2,281)	—
Class C	(775)	—
Class R	(44)	—
Class Y	(1,055)	—
Class R5	(44)	—
Class R6	(44)	—
Total distributions from net realized gains	(4,243)	—

Share transactions–net:
Class A	290,036	86,977
Class C	162,999	8,429
Class Y	(20,537)	115,597
Net increase in net assets resulting from share transactions	432,498	211,003
Net increase in net assets	460,308	152,843

Net assets:
Beginning of year	438,525	285,682
End of year (includes undistributed net investment income of $(3,218) and $7,382, respectively)	$898,833	$438,525

Notes to Financial Statements

December 31, 2016

NOTE 1—Significant Accounting Policies

Invesco Multi-Asset Inflation Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund is a “fund of funds”, in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”), exchange-traded funds advised by Invesco PowerShares Capital Management LLC (“PowerShares Capital”), an affiliate of Invesco, or other unaffiliated advisers. Invesco and PowerShares Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change the Fund’s asset class allocations or the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances

18                         Invesco Multi-Asset Inflation Fund

load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end-of-day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund as a result of having the same investment adviser are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

19                         Invesco Multi-Asset Inflation Fund

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.	Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further in Note 10.

Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of 0.15% of the Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser had contractually agreed, through at least April 30, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (including prior fiscal year-end Acquired Fund Fees and Expenses of 0.66% and excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.36%, 2.11%, 1.61%, 1.11%, 1.11% and 1.11%, respectively, of average daily net assets (the “expense limits”). Effective January 1, 2017, the Adviser has contractually agreed, through at least April 30, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (including restated prior fiscal year-end Acquired Fund Fees and Expenses of 0.74% and excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.02%, 1.77%, 1.27%, 0.77%, 0.77% and 0.77%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

20                         Invesco Multi-Asset Inflation Fund

For the year ended December 31, 2016, the Adviser waived advisory fees and reimbursed fund level expenses of $209,150 and reimbursed class level expenses of $778, $185, $24, $587, $9 and $9 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2016, IDI advised the Fund that IDI retained $1,241 in front-end sales commissions from the sale of Class A shares.

The underlying Invesco funds pay no distribution fees for Class Y and Class R6, and the Fund pays no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2016, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

21                         Invesco Multi-Asset Inflation Fund

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2016 and 2015:

	2016	2015
Ordinary income	$17,482	$5,762
Long-Term Capital Gain	4,243	—
Total distributions	$21,725	$5,762

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$671
Undistributed long-term gain	1,298
Net unrealized appreciation (depreciation) — investments	(38,424)
Temporary book/tax differences	(3,889)
Shares of beneficial interest	939,177
Total net assets	$898,833

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have capital loss carryforward as of December 31, 2016.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2016 was $838,457 and $430,463, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$18,332
Aggregate unrealized (depreciation) of investment securities	(56,756)
Net unrealized appreciation (depreciation) of investment securities	$(38,424)

Cost of investments for tax purposes is $938,237.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnership and distributions, on December 31, 2016, undistributed net investment income was decreased by $7,903 and undistributed net realized gain (loss) was increased by $9,607 and shares of beneficial interest was decreased by $1,704. This reclassification had no effect on the net assets of the Fund.

22                         Invesco Multi-Asset Inflation Fund

NOTE 9—Share Information

	Summary of Share Activity
	Years ended December 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	39,591	$353,698	10,350	$96,098
Class C	19,088	172,682	997	9,377
Class Y	—	—	12,025	113,639

Issued as reinvestment of dividends:
Class A	828	7,367	124	1,033
Class C	334	2,945	5	44
Class Y	365	3,242	234	1,958

Reacquired:
Class A	(8,028)	(71,029)	(1,061)	(10,154)
Class C	(1,409)	(12,628)	(109)	(992)
Class Y	(2,797)	(23,779)	—	—
Net increase in share activity	47,972	$432,498	22,565	$211,003

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 10% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
Also, 55% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

23                         Invesco Multi-Asset Inflation Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/16	$8.35	$0.22	$0.60	$0.82	$(0.18)	$(0.04)	$(0.22)	$8.95	9.91%	$475	0.70	%(e)	35.59	%(e)	2.44	%(e)	72%
Year ended 12/31/15	9.54	0.06	(1.15)	(1.09)	(0.10)	—	(0.10)	8.35	(11.39)	172	0.73		69.65		0.68		34
Year ended 12/31/14(f)	10.00	0.04	(0.40)	(0.36)	(0.10)	—	(0.10)	9.54	(3.55)	107	0.73	(g)	124.07	(g)	1.81	(g)	3
Class C
Year ended 12/31/16	8.34	0.15	0.61	0.76	(0.16)	(0.04)	(0.20)	8.90	9.12	177	1.45	(e)	36.34	(e)	1.69	(e)	72
Year ended 12/31/15	9.55	(0.01)	(1.15)	(1.16)	(0.05)	—	(0.05)	8.34	(12.15)	16	1.48		70.40		(0.07)		34
Year ended 12/31/14(f)	10.00	0.02	(0.38)	(0.36)	(0.09)	—	(0.09)	9.55	(3.61)	10	1.48	(g)	124.82	(g)	1.06	(g)	3
Class R
Year ended 12/31/16	8.35	0.19	0.62	0.81	(0.18)	(0.04)	(0.22)	8.94	9.68	9	0.95	(e)	35.84	(e)	2.19	(e)	72
Year ended 12/31/15	9.54	0.04	(1.15)	(1.11)	(0.08)	—	(0.08)	8.35	(11.60)	8	0.98		69.90		0.43		34
Year ended 12/31/14(f)	10.00	0.03	(0.39)	(0.36)	(0.10)	—	(0.10)	9.54	(3.60)	10	0.98	(g)	124.32	(g)	1.56	(g)	3
Class Y
Year ended 12/31/16	8.36	0.24	0.60	0.84	(0.19)	(0.04)	(0.23)	8.97	10.16	220	0.45	(e)	35.34	(e)	2.69	(e)	72
Year ended 12/31/15	9.55	0.09	(1.16)	(1.07)	(0.12)	—	(0.12)	8.36	(11.20)	225	0.48		69.40		0.93		34
Year ended 12/31/14(f)	10.00	0.04	(0.38)	(0.34)	(0.11)	—	(0.11)	9.55	(3.39)	140	0.48	(g)	123.82	(g)	2.06	(g)	3
Class R5
Year ended 12/31/16	8.36	0.24	0.60	0.84	(0.19)	(0.04)	(0.23)	8.97	10.16	9	0.45	(e)	35.17	(e)	2.69	(e)	72
Year ended 12/31/15	9.54	0.09	(1.15)	(1.06)	(0.12)	—	(0.12)	8.36	(11.11)	8	0.48		69.37		0.93		34
Year ended 12/31/14(f)	10.00	0.04	(0.39)	(0.35)	(0.11)	—	(0.11)	9.54	(3.49)	10	0.48	(g)	122.66	(g)	2.06	(g)	3
Class R6
Year ended 12/31/16	8.36	0.24	0.60	0.84	(0.19)	(0.04)	(0.23)	8.97	10.16	9	0.45	(e)	35.17	(e)	2.69	(e)	72
Year ended 12/31/15	9.54	0.09	(1.15)	(1.06)	(0.12)	—	(0.12)	8.36	(11.11)	8	0.48		69.37		0.93		34
Year ended 12/31/14(f)	10.00	0.04	(0.39)	(0.35)	(0.11)	—	(0.11)	9.54	(3.49)	10	0.48	(g)	122.66	(g)	2.06	(g)	3

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.74%, 0.66% and 0.62% for the years ended December 31, 2016, December 31, 2015 and the period October 14, 2014 (commencement date) through December 31, 2014, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $290, $69, $9, $219, $9 and $9 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of October 14, 2014.
(g)	Annualized.

24                         Invesco Multi-Asset Inflation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)

and Shareholders of the Invesco Multi-Asset Inflation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Multi-Asset Inflation Fund (one of the portfolios constituting the AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period October 14, 2014 (commencement of operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

February 23, 2017

25                         Invesco Multi-Asset Inflation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016, through December 31, 2016.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

Class	Beginning Account Value (07/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (12/31/16)[1]	Expenses Paid During Period[2,3]	Ending Account Value (12/31/16)	Expenses Paid During Period[2,4]
A	$1,000.00	$998.60	$3.52	$1,021.62	$3.56	0.70%
C	1,000.00	994.60	7.27	1,017.85	7.35	1.45
R	1,000.00	997.60	4.77	1,020.36	4.82	0.95
Y	1,000.00	999.90	2.26	1,022.87	2.29	0.45
R5	1,000.00	999.90	2.26	1,022.87	2.29	0.45
R6	1,000.00	999.90	2.26	1,022.87	2.29	0.45

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2016 through December 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. Effective January 1, 2017, the Fund’s adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.37%, 1.12%, 0.62%, 0.12%, 0.12% and 0.12% of average daily net assets, respectively. The annualized ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 0.37%, 1.12%, 0.62%, 0.12%, 0.12% and 0.12%, for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $1.86, $5.62, $3.11, $0.60, $0.60 and $0.60 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $1.88, $5.69, $3.15, $0.61, $0.61 and $0.61 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

26                         Invesco Multi-Asset Inflation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2016:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$4,243
Qualified Dividend Income*	16.39%
Corporate Dividends Received Deduction*	11.33%
U.S. Treasury Obligations*	9.22%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27                         Invesco Multi-Asset Inflation Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Multi-Asset Inflation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	144	Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company) Member of the Audit Committee, Ferroglobe PLC (metallurgical company) and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation; Chairman of the Board, Denver Film Society
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	144	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

T-2                         Invesco Multi-Asset Inflation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Senior Vice President	2004

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Senior Vice President, The Invesco Funds

Formerly: Director, Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Multi-Asset Inflation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Multi-Asset Inflation Fund

Explore High-Conviction Investing with Invesco

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526                         MAI-AR-1                                                 Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2016

Invesco Small Cap Growth Fund
Nasdaq:
A: GTSAX ◾ B: GTSBX ◾ C: GTSDX ◾ R: GTSRX ◾ Y: GTSYX ◾ Investor: GTSIX R5: GTSVX ◾ R6: GTSFX

Letters to Shareholders

Philip Taylor	Dear Shareholders:
This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

The reporting period began with significant stock market volatility in the US and abroad; this volatility was the result of investor uncertainty about global economic growth and monetary policy. After recovering, markets declined sharply following UK voters’ decision in June to leave the European Union. Relatively quickly, however, markets recovered, reaching record highs later in the summer. Demand was strong for income-producing investments, particularly those perceived to be lower risk; this benefited bonds as well as dividend-paying stocks for much of the reporting period.While economic news in the US was generally positive during the reporting period, news overseas was less upbeat. The European Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. After months of uncertainty, the surprise outcome of the US presidential election in November triggered a major stock market rally, with most market indexes reaching new record highs in December. As expected, the US Federal Reserve raised interest rates in December – its only rate increase during the reporting period and only its second increase since 2006. The Fed cited optimistic economic data for its decision, and Fed-watchers suggested that future rate increases might be announced more quickly than previously forecast.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.

2	Invesco Small Cap Growth Fund

Bruce Crockett	Dear Fellow Shareholders:
Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

3	Invesco Small Cap Growth Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2016, Class A Shares of Invesco Small Cap Growth Fund (the Fund), at net asset value, performed in-line with the Fund’s style-specific index, the Russell 2000 Growth Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/15 to 12/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	11.30%
Class B Shares	10.46
Class C Shares	10.49
Class R Shares	11.02
Class Y Shares	11.56
Investor Class Shares	11.29
Class R5 Shares	11.70
Class R6 Shares	11.85
S&P 500 Index▼ (Broad Market Index)	11.96
Russell 2000 Growth Index▼ (Style-Specific Index)	11.32
Lipper Small-Cap Growth Funds Index∎ (Peer Group Index)	8.19
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

During the year ended December 31, 2016, the US economy continued to expand. US gross domestic product (GDP) showed the US economy grew by 3.5% in the third quarter.1 However, annualized GDP is expected to be much lower. Employment data were mixed, with unemployment ending the year at 4.7%.2 Oil prices traded in a range from the high $20s to the low $50s during the reporting period.3 Major US stock market indexes posted gains for the reporting period, with most major market indexes hitting record highs; however, the markets were fairly volatile during the first half of the year.

Stocks began 2016 on a negative note, driven by investor concerns about economic weakness in China, falling oil prices and uncertainty over the US Federal Reserve’s (the Fed) monetary policy.

Portfolio Composition
By sector	% of total net assets

Information Technology	27.5%
Health Care	21.0
Industrials	16.3
Consumer Discretionary	11.5
Financials	7.1
Energy	4.9
Materials	3.2
Consumer Staples	2.7
Real Estate	2.0
Telecommunication Services	1.4
Money Market Funds
Plus Other Assets Less Liabilities	2.4

Markets recovered in February and posted gains until June, when UK voters opted to leave the European Union, sending markets sharply lower. Markets again recovered, and major US equity indexes hit record highs during the summer. Following the surprise outcome of the US presidential election, a stock market rally sent major US equity market indexes to new record highs. The rally was led by financials, gaining on the belief that they might benefit from reduced federal regulation. Also in November, OPEC agreed to cut production for the first time in eight years, which helped support higher oil prices. The Fed raised interest rates by a quarter point in December 2016 – its only increase during the reporting period.4

Within this environment, small-cap stocks outperformed large-cap stocks, and the Fund, at net asset value, posted a positive return and performed in-line with

Top 10 Equity Holdings*
	% of total net assets

1.	SBA Communications Corp.- Class A	1.4%
2.	Martin Marietta Materials, Inc.	1.4
3.	Monolithic Power Systems Inc.	1.3
4.	Lancaster Colony Corp.	1.3
5.	Exelixis, Inc.	1.3
6.	MKS Instruments, Inc.	1.3
7.	Cognex Corp.	1.2
8.	Acuity Brands, Inc.	1.2
9.	Booz Allen Hamilton Holding Corp.	1.2
10.	Knight Transportation, Inc.	1.1

its style-specific index for the year. The Fund outperformed in the health care sector primarily due to stock selection. Overweight allocation and stock selection in the energy sector also benefited relative Fund performance. Some of the Fund’s outperformance in these sectors was offset, however, by underperformance in the industrials, information technology (IT), consumer discretionary and real estate sectors due to stock selection.

  The Fund outperformed by the widest margin in the health care sector due primarily to stock selection. Exelixis is a cancer-focused biotechnology company that contributed to Fund results as it reported successful early-stage trials in a treatment for renal cell carcinoma during the first quarter. The company also benefited from continued outperformance of its kidney cancer drug Cabmetyx and positive clinical data for two new drug trials during the year. Another notable contributor to Fund performance was Affymetrix, a life science tools company, which announced in the first quarter that it was being acquired for a premium. The Fund also benefited from underweight allocation in biotechnology stocks relative to its style-specific index. We sold our position in Affymetrix during the reporting period.

  Stock selection in exploration and production companies and overweight allocation in the energy sector were contributors to Fund performance versus the style-specific index. Notable contributors within the sector included Laredo Petroleum, Parsley Energy and Energen – exploration and production companies focusing on the Permian Basin in West Texas, one of the most profitable oil and gas regions in the US. Land-based oilfield driller Patterson-UTI Energy contributed the most to Fund performance. Patterson’s price rose after

Total Net Assets	$2.4 billion

Total Number of Holdings*	120

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2016.

4	Invesco Small Cap Growth Fund

the OPEC announcement to cut oil production in November, which increased oil prices. Centennial Resource Development also helped Fund performance as the stock benefited from higher oil prices and the acquisition of acreage in the Permian Basin during the fourth quarter of the year.

In contrast, the Fund trailed its style-specific index by the widest margin in the industrials sector during the year. Pitney Bowes, a postage services and developing digital commerce business, detracted from Fund performance due to profit margin pressures from a restructuring of its business. Not owning several positive-performing companies held within the style-specific index also detracted from the Fund’s relative performance.

Stock selection in the IT sector detracted from relative Fund performance. Supply-chain management software provider Manhattan Associates primarily sells its software to retailers. The company’s stock declined due to investor concerns about disappointing retail sales data. At the close of the reporting period, we continued to own the stock, but trimmed our position. Property and casualty insurance software provider Guidewire Software and cable and satellite set-top box maker Arris International also detracted from Fund performance during the reporting period. We sold our position in Arris International during the reporting period.

The Fund also underperformed its style-specific index in the real estate sector. CoreCivic, a prison real estate investment trust, was a notable detractor from relative performance. The company was hurt in August after the Department of Justice announced that the Bureau of Prisons would end its use of private prisons. We sold our position in CoreCivic during the reporting period. Our underweight exposure to the real estate sector also detracted from relative Fund results.

Throughout 2016, we moderated our pro-cyclical bias into a more balanced approach between secular growth businesses and “all-weather” businesses. As the business cycle continues to evolve, we plan to move thoughtfully and carefully along with it. Regardless of our macroeconomic views, we will continue to place our valued clients’ investments only in select businesses where we have a thorough understanding, and in which our independent assessment leads us to believe they are growing faster and with higher quality of earnings than their peers.

Thank you for your commitment to Invesco Small Cap Growth Fund and for sharing our long-term investment horizon.

1  Source: Bureau of Economic Analysis

2  Source: Bureau of Labor Statistics

3  Source: Thompson-Reuters

4  Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Juliet Ellis
Chartered Financial Analyst, Portfolio Manager and Chief Investment Officer of Invesco’s domestic growth investments team, is lead manager of Invesco Small Cap Growth Fund. She joined Invesco in 2004. Ms. Ellis earned a BA in economics and political science from Indiana University.
Juan Hartsfield
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Small Cap Growth Fund. He joined Invesco in 2004. Mr. Hartsfield earned a BS in petroleum engineering from The University of Texas at Austin and an MBA from the University of Michigan.
Clay Manley
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Small Cap Growth Fund. He joined Invesco in 2001. Mr. Manley earned a BA with cum laude honors in history and geology from Vanderbilt University and an MBA with concentrations in finance and accounting from the Goizueta Business School at Emory University.

5	Invesco Small Cap Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/06

1  Source: FactSet Research Systems Inc.

2  Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Small Cap Growth Fund

Average Annual Total Returns
As of 12/31/16, including maximum applicable sales charges

Class A Shares
Inception (10/18/95)	10.07%
10 Years	7.73
5 Years	12.98
1 Year	5.19

Class B Shares
Inception (10/18/95)	10.07%
10 Years	7.69
5 Years	13.17
1 Year	5.56

Class C Shares
Inception (5/3/99)	7.65%
10 Years	7.52
5 Years	13.40
1 Year	9.51

Class R Shares
Inception (6/3/02)	8.36%
10 Years	8.06
5 Years	13.98
1 Year	11.02

Class Y Shares
10 Years	8.56%
5 Years	14.55
1 Year	11.56

Investor Class Shares
Inception (4/7/06)	8.04%
10 Years	8.34
5 Years	14.26
1 Year	11.29

Class R5 Shares
Inception (3/15/02)	8.36%
10 Years	8.78
5 Years	14.70
1 Year	11.70

Class R6 Shares
10 Years	8.56%
5 Years	14.73
1 Year	11.85

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on Septem-ber 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares was 1.20%, 1.95%, 1.95%, 1.45%, 0.95%, 1.20%, 0.82% and 0.73%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7	Invesco Small Cap Growth Fund

Invesco Small Cap Growth Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2016, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y and Investor Class shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal in the Fund risks of investing

∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Growth investing risk. Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can be more volatile.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Russell 2000® Growth Index is an unmanaged index considered representative of small-cap growth stocks. The Russell 2000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Lipper Small-Cap Growth Funds Index is an unmanaged index considered representative of small-cap growth funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco Small Cap Growth Fund

Schedule of Investments(a)

December 31, 2016

	Shares	Value
Common Stocks & Other Equity Interests–97.61%
Aerospace & Defense–2.27%
BWX Technologies, Inc.	449,191	$17,832,883
Orbital ATK, Inc.	179,284	15,728,585
TransDigm Group, Inc.	79,568	19,809,249
		53,370,717

Air Freight & Logistics–0.80%
Forward Air Corp.	399,309	18,919,260

Apparel Retail–1.06%
DSW Inc.–Class A	487,334	11,038,115
Urban Outfitters, Inc.(b)	487,092	13,872,380
		24,910,495

Apparel, Accessories & Luxury Goods–1.29%
Carter’s, Inc.	185,167	15,996,577
G-III Apparel Group, Ltd.(b)	483,239	14,284,545
		30,281,122

Application Software–7.13%
Aspen Technology, Inc.(b)	481,414	26,323,718
Fair Isaac Corp.	205,388	24,486,357
Guidewire Software Inc.(b)	388,650	19,172,104
Manhattan Associates, Inc.(b)	400,617	21,244,720
MicroStrategy Inc.–Class A(b)	124,847	24,644,798
RealPage, Inc.(b)	587,339	17,620,170
Ultimate Software Group, Inc. (The)(b)	129,090	23,539,561
Verint Systems Inc.(b)	300,546	10,594,247
		167,625,675

Asset Management & Custody Banks–0.48%
WisdomTree Investments, Inc.(c)	1,013,439	11,289,710

Auto Parts & Equipment–0.60%
Visteon Corp.	175,953	14,136,064

Biotechnology–3.83%
ACADIA Pharmaceuticals Inc.(b)(c)	298,084	8,596,743
Exelixis, Inc.(b)	2,021,169	30,135,630
Halozyme Therapeutics, Inc.(b)(c)	675,266	6,671,628
Momenta Pharmaceuticals, Inc.(b)	1,121,831	16,883,556
Neurocrine Biosciences, Inc.(b)	347,788	13,459,396
Repligen Corp.(b)	468,539	14,440,372
		90,187,325

Brewers–0.57%
Boston Beer Co., Inc. (The)–Class A(b)	78,821	13,387,747

Building Products–1.67%
A.O. Smith Corp.	445,521	21,095,419
Masonite International Corp.(b)	274,990	18,094,342
		39,189,761

	Shares	Value
Casinos & Gaming–0.64%
Penn National Gaming, Inc.(b)	1,091,110	$15,046,407

Construction Machinery & Heavy Trucks–1.57%
WABCO Holdings Inc.(b)	153,801	16,325,976
Wabtec Corp.	249,240	20,691,905
		37,017,881

Construction Materials–1.35%
Martin Marietta Materials, Inc.	143,009	31,680,784

Data Processing & Outsourced Services–1.66%
Euronet Worldwide, Inc.(b)	295,591	21,409,656
ExlService Holdings, Inc.(b)	349,580	17,632,815
		39,042,471

Distributors–1.08%
Pool Corp.	243,957	25,454,473

Electrical Components & Equipment–1.16%
Acuity Brands, Inc.	118,126	27,270,568

Electronic Components–0.90%
Littelfuse, Inc.	140,061	21,257,058

Electronic Equipment & Instruments–2.12%
Cognex Corp.	432,533	27,517,750
Zebra Technologies Corp.–Class A(b)	260,332	22,326,072
		49,843,822

Electronic Manufacturing Services–0.61%
Trimble Inc.(b)	478,007	14,411,911

Financial Exchanges & Data–0.77%
MarketAxess Holdings, Inc.	123,128	18,089,966

Footwear–0.81%
Steven Madden, Ltd.(b)	529,923	18,944,747

Health Care Equipment–5.61%
Cantel Medical Corp.	246,020	19,374,075
DexCom Inc.(b)	253,824	15,153,293
Hill-Rom Holdings, Inc.	386,211	21,681,885
Integra LifeSciences Holdings Corp.(b)	208,038	17,847,580
Nevro Corp.(b)	210,959	15,328,281
NuVasive, Inc.(b)	273,233	18,404,975
NxStage Medical, Inc.(b)	923,133	24,195,316
		131,985,405

Health Care Facilities–2.25%
HealthSouth Corp.	425,557	17,549,970
Select Medical Holdings Corp.(b)	1,240,855	16,441,329
VCA Inc. (b)	276,615	18,989,620
		52,980,919

Health Care REIT’s–0.67%
Physicians Realty Trust	834,030	15,813,209

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Small Cap Growth Fund

	Shares	Value
Health Care Services–0.80%
Chemed Corp.	117,080	$18,780,803

Health Care Supplies–2.42%
Align Technology, Inc.(b)	226,443	21,767,966
Halyard Health Inc.(b)	518,144	19,160,965
ICU Medical, Inc.(b)	108,269	15,953,437
		56,882,368

Home Entertainment Software–1.09%
Take-Two Interactive Software, Inc.(b)	519,361	25,599,304

Homebuilding–0.60%
CalAtlantic Group, Inc.	412,079	14,014,807

Industrial Machinery–2.45%
ITT Inc.	488,703	18,849,274
John Bean Technologies Corp.	250,125	21,498,244
Lincoln Electric Holdings, Inc.	225,364	17,278,658
		57,626,176

Integrated Oil & Gas–1.00%
Centennial Resource Development, Inc.– Class A(b)(c)	1,187,751	23,422,450

Integrated Telecommunication Services–1.35%
SBA Communications Corp.–Class A(b)	307,010	31,701,853

Internet Software & Services–2.13%
CoStar Group Inc.(b)	114,367	21,557,036
Pandora Media Inc.(b)(c)	844,294	11,009,594
Q2 Holdings Inc.(b)	607,752	17,533,645
		50,100,275

IT Consulting & Other Services–1.84%
Booz Allen Hamilton Holding Corp.	751,968	27,123,486
EPAM Systems, Inc.(b)	249,433	16,041,036
		43,164,522

Leisure Products–0.86%
Brunswick Corp.	370,209	20,191,199

Life & Health Insurance–0.72%
American Equity Investment Life Holding Co.	751,039	16,928,419

Life Sciences Tools & Services–2.77%
Bio-Techne Corp.	192,594	19,804,441
Pacific Biosciences of California Inc.(b)(c)	1,994,769	7,580,122
PerkinElmer, Inc.	379,875	19,810,481
VWR Corp.(b)	719,945	18,020,224
		65,215,268

Managed Health Care–1.12%
HealthEquity, Inc.(b)	651,369	26,393,472

Marine–0.76%
Kirby Corp.(b)	270,236	17,970,694

	Shares	Value
Metal & Glass Containers–1.07%
Berry Plastics Group Inc.(b)	517,859	$25,235,269

Movies & Entertainment–0.66%
IMAX Corp.(b)	492,287	15,457,812

Multi-Line Insurance–0.82%
American Financial Group, Inc.	219,837	19,372,036

Office REIT’s–0.66%
Highwoods Properties, Inc.	303,131	15,462,712

Office Services & Supplies–1.38%
Pitney Bowes Inc.	901,825	13,698,722
Steelcase Inc.–Class A	1,045,067	18,706,699
		32,405,421

Oil & Gas Drilling–1.03%
Patterson-UTI Energy, Inc.	897,624	24,164,038

Oil & Gas Exploration & Production–2.86%
Energen Corp.(b)	417,915	24,101,158
Laredo Petroleum, Inc.(b)(c)	1,264,438	17,879,153
Parsley Energy, Inc.–Class A(b)	719,708	25,362,510
		67,342,821

Packaged Foods & Meats–2.17%
B&G Foods Inc.	473,915	20,757,477
Lancaster Colony Corp.	214,641	30,348,091
		51,105,568

Pharmaceuticals–2.15%
Catalent, Inc.(b)	635,802	17,141,222
Nektar Therapeutics(b)	1,342,802	16,476,180
Prestige Brands Holdings, Inc.(b)	326,939	17,033,522
		50,650,924

Property & Casualty Insurance–0.67%
RLI Corp.	247,867	15,647,844

Regional Banks–3.64%
BankUnited, Inc.	475,864	17,935,314
Cathay General Bancorp	587,775	22,353,083
Cullen/Frost Bankers, Inc.	249,979	22,055,647
MB Financial, Inc.	495,120	23,384,518
		85,728,562

Research & Consulting Services–0.61%
CEB Inc.	237,812	14,411,407

Restaurants–3.30%
Dunkin’ Brands Group, Inc.	365,440	19,163,673
Jack in the Box Inc.	188,038	20,992,562
Panera Bread Co.–Class A(b)	77,407	15,875,402
Texas Roadhouse, Inc.	446,982	21,562,412
		77,594,049

Semiconductor Equipment–1.26%
MKS Instruments, Inc.	498,829	29,630,443

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Small Cap Growth Fund

	Shares	Value
Semiconductors–5.40%
Cavium Inc.(b)	302,798	$18,906,707
Cirrus Logic, Inc.(b)	216,057	12,215,863
Integrated Device Technology, Inc.(b)	751,014	17,693,890
Monolithic Power Systems Inc.	377,588	30,935,785
Power Integrations, Inc.	355,027	24,088,582
Silicon Laboratories Inc.(b)	355,301	23,094,565
		126,935,392

Specialized REIT’s–0.65%
CubeSmart	575,101	15,395,454

Specialty Chemicals–0.79%
PolyOne Corp.	576,335	18,465,773

Specialty Stores–0.66%
Five Below, Inc.(b)	387,797	15,496,368

Systems Software–2.22%
CommVault Systems, Inc.(b)	402,912	20,709,677
Proofpoint, Inc.(b)	236,244	16,690,638
Qualys, Inc.(b)	469,629	14,863,758
		52,264,073

Technology Distributors–0.82%
SYNNEX Corp.	159,305	19,279,091

Technology Hardware, Storage & Peripherals–0.35%
Cray, Inc.(b)	400,986	8,300,410

Trading Companies & Distributors–0.75%
Watsco, Inc.	119,379	17,682,418

	Shares	Value
Trucking–2.88%
Knight Transportation, Inc.	806,028	$26,639,226
Old Dominion Freight Line, Inc.(b)	238,424	20,454,395
Swift Transportation Co.(b)	848,145	20,660,812
		67,754,433
Total Common Stocks & Other Equity Interests (Cost $1,697,159,769)		2,295,911,425

Money Market Funds–3.87%
Government & Agency Portfolio–Institutional Class, 0.43%(d)	54,643,016	54,643,016
Treasury Portfolio–Institutional Class, 0.37%(d)	36,428,678	36,428,678
Total Money Market Funds (Cost $91,071,694)		91,071,694
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–101.48% (Cost $1,788,231,463)		2,386,983,119

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.34%
Government & Agency Portfolio–Institutional Class, 0.43% (Cost $31,456,428)(d)(e)	31,456,428	31,456,428
TOTAL INVESTMENTS–102.82% (Cost $1,819,687,891)		2,418,439,547
OTHER ASSETS LESS LIABILITIES–(2.82)%		(66,315,293)
NET ASSETS–100.00%		$2,352,124,254

Investment Abbreviations:

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2016.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2016.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Small Cap Growth Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments, at value (Cost $1,697,159,769)*	$2,295,911,425
Investments in affiliated money market funds, at value and cost	122,528,122
Total investments, at value (Cost $1,819,687,891)	2,418,439,547
Receivable for:
Investments sold	481,045
Fund shares sold	3,549,525
Dividends	1,091,393
Investment for trustee deferred compensation and retirement plans	330,991
Other assets	55,998
Total assets	2,423,948,499

Liabilities:
Payable for:
Investments purchased	8,266,883
Fund shares reacquired	30,567,434
Collateral upon return of securities loaned	31,456,428
Accrued fees to affiliates	1,090,011
Accrued trustees’ and officers’ fees and benefits	351
Accrued other operating expenses	59,215
Trustee deferred compensation and retirement plans	383,923
Total liabilities	71,824,245
Net assets applicable to shares outstanding	$2,352,124,254

Net assets consist of:
Shares of beneficial interest	$1,712,051,692
Undistributed net investment income	(204,013)
Undistributed net realized gain	41,524,919
Net unrealized appreciation	598,751,656
$2,352,124,254

Net Assets:
Class A	$596,972,398
Class B	$1,447,416
Class C	$14,878,375
Class R	$112,318,457
Class Y	$163,661,795
Investor Class	$226,995,466
Class R5	$1,037,098,339
Class R6	$198,752,008

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	18,281,175
Class B	62,143
Class C	640,324
Class R	3,676,960
Class Y	4,888,988
Investor Class	6,642,026
Class R5	28,577,925
Class R6	5,459,441
Class A:
Net asset value per share	$32.66
Maximum offering price per share
(Net asset value of $32.66 ÷ 94.50%)	$34.56
Class B:
Net asset value and offering price per share	$23.29
Class C:
Net asset value and offering price per share	$23.24
Class R:
Net asset value and offering price per share	$30.55
Class Y:
Net asset value and offering price per share	$33.48
Investor Class:
Net asset value and offering price per share	$34.18
Class R5:
Net asset value and offering price per share	$36.29
Class R6:
Net asset value and offering price per share	$36.41

*	At December 31, 2016, securities with an aggregate value of $30,626,730 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Small Cap Growth Fund

Statement of Operations

For the year ended December 31, 2016

Investment income:
Dividends	$26,625,154
Dividends from affiliated money market funds (includes securities lending income of $416,725)	707,408
Total investment income	27,332,562

Expenses:
Advisory fees	15,399,025
Administrative services fees	477,981
Custodian fees	43,222
Distribution fees:
Class A	1,489,657
Class B	18,629
Class C	150,834
Class R	507,728
Investor Class	550,087
Transfer agent fees — A, B, C, R, Y and Investor	2,609,781
Transfer agent fees — R5	985,531
Transfer agent fees — R6	7,342
Trustees’ and officers’ fees and benefits	58,549
Registration and filing fees	141,747
Reports to shareholders	120,050
Professional services fees	66,848
Other	74,395
Total expenses	22,701,406
Less: Fees waived and expense offset arrangement(s)	(113,725)
Net expenses	22,587,681
Net investment income	4,744,881

Realized and unrealized gain from:
Net realized gain from investment securities (includes net gains (losses) from securities sold to affiliates of ($562,863))	199,083,030
Change in net unrealized appreciation of investment securities	44,257,947
Net realized and unrealized gain	243,340,977
Net increase in net assets resulting from operations	$248,085,858

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Small Cap Growth Fund

Statement of Changes in Net Assets

For the years ended December 31, 2016 and 2015

	2016	2015
Operations:
Net investment income (loss)	$4,744,881	$(5,862,524)
Net realized gain	199,083,030	212,647,381
Change in net unrealized appreciation (depreciation)	44,257,947	(247,463,074)
Net increase (decrease) in net assets resulting from operations	248,085,858	(40,678,217)

Distributions to shareholders from net investment income:
Class Y	(360,191)	—
Class R5	(3,477,362)	—
Class R6	(815,646)	—
Total distributions from net investment income	(4,653,199)	—

Distributions to shareholders from net realized gains:
Class A	(51,968,425)	(59,810,172)
Class B	(177,899)	(294,160)
Class C	(1,754,430)	(2,062,430)
Class R	(10,252,112)	(9,934,611)
Class Y	(13,822,557)	(13,305,773)
Investor Class	(18,881,493)	(20,635,295)
Class R5	(82,025,446)	(82,847,376)
Class R6	(15,201,678)	(14,466,459)
Total distributions from net realized gains	(194,084,040)	(203,356,276)

Share transactions–net:
Class A	(59,407,480)	5,315,321
Class B	(917,234)	(1,174,954)
Class C	(1,624,835)	(1,709,412)
Class R	8,509,336	6,566,890
Class Y	10,560,971	62,521,897
Investor Class	(9,556,593)	(25,725,843)
Class R5	22,451,211	117,454,900
Class R6	22,425,588	52,745,113
Net increase (decrease) in net assets resulting from share transactions	(7,559,036)	215,993,912
Net increase (decrease) in net assets	41,789,583	(28,040,581)

Net assets:
Beginning of year	2,310,334,671	2,338,375,252
End of year (includes undistributed net investment income (loss) of $(204,013) and $(387,130), respectively)	$2,352,124,254	$2,310,334,671

Notes to Financial Statements

December 31, 2016

NOTE 1—Significant Accounting Policies

Invesco Small Cap Growth Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of eight different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are

14                         Invesco Small Cap Growth Fund

sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

Effective as of the close of business on March 18, 2002, the Fund’s shares were offered on a limited basis to certain investors.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

15                         Invesco Small Cap Growth Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

16                         Invesco Small Cap Growth Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.725%
Next $500 million	0.70%
Next $500 million	0.675%
Over $1.5 billion	0.65%

For the year ended December 31, 2016, the effective advisory fees incurred by the Fund was 0.68%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2016, the Adviser waived advisory fees of $107,750.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2016, IDI advised the Fund that IDI retained $8,043 in front-end sales commissions from the sale of Class A shares and $267, $318 and $366 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended December 31, 2016, the Fund incurred $8,919 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

17                         Invesco Small Cap Growth Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2016, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2016, the Fund engaged in securities sales of $11,242,519, which resulted in net realized gains (losses) of $(562,863).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $5,975.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18                         Invesco Small Cap Growth Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2016 and 2015:

	2016	2015
Ordinary income	$4,976,706	$—
Long-term capital gain	193,760,533	203,356,276
Total distributions	$198,737,239	$203,356,276

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$177,643
Undistributed long-term gain	41,699,436
Net unrealized appreciation — investments	598,577,139
Temporary book/tax differences	(381,656)
Shares of beneficial interest	1,712,051,692
Total net assets	$2,352,124,254

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2016.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2016 was $580,243,699 and $758,880,206, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$686,821,953
Aggregate unrealized (depreciation) of investment securities	(88,244,814)
Net unrealized appreciation of investment securities	$598,577,139

Cost of investments for tax purposes is $1,819,862,408.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of excise tax payments, on December 31, 2016, undistributed net investment income was increased by $91,435, undistributed net realized gain was increased by $4,515 and shares of beneficial interest was decreased by $95,950. This reclassification had no effect on the net assets of the Fund.

19                         Invesco Small Cap Growth Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	3,307,313	$106,585,690	4,472,736	$165,679,753
Class B	1,849	43,617	2,565	72,470
Class C	45,301	1,075,935	59,239	1,663,336
Class R	994,584	30,485,882	1,201,377	42,253,936
Class Y	1,703,726	55,758,585	2,755,221	104,033,952
Investor Class	523,397	17,783,519	744,806	28,741,578
Class R5	4,750,428	168,983,504	6,370,995	257,935,983
Class R6	1,237,919	45,197,275	2,121,179	86,373,977

Issued as reinvestment of dividends:
Class A	1,532,456	51,138,010	1,870,794	59,509,885
Class B	7,471	177,899	12,442	294,129
Class C	71,934	1,708,424	87,093	2,054,512
Class R	328,372	10,251,768	330,935	9,931,366
Class Y	392,787	13,433,340	407,823	13,266,495
Investor Class	526,167	18,373,732	615,755	20,424,599
Class R5	2,238,949	82,997,848	2,293,957	80,357,332
Class R6	430,664	16,016,380	411,888	14,465,509

Automatic conversion of Class B shares to Class A shares:
Class A	27,888	903,335	26,694	993,584
Class B	(37,809)	(903,335)	(34,747)	(993,584)

Reacquired:
Class A	(6,752,912)	(218,034,515)	(5,967,145)	(220,867,901)
Class B	(10,021)	(235,415)	(19,250)	(547,969)
Class C	(186,919)	(4,409,194)	(192,603)	(5,427,260)
Class R	(1,063,480)	(32,228,314)	(1,299,639)	(45,618,412)
Class Y	(1,778,770)	(58,630,954)	(1,466,197)	(54,778,550)
Investor Class	(1,349,581)	(45,713,844)	(1,913,070)	(74,892,020)
Class R5	(6,412,270)	(229,530,141)	(5,479,962)	(220,838,415)
Class R6	(1,084,913)	(38,788,067)	(1,204,721)	(48,094,373)
Net increase (decrease) in share activity	(555,470)	$(7,559,036)	6,208,165	$215,993,912

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 34% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

20                         Invesco Small Cap Growth Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 12/31/16	$32.03	$0.00		$3.68	$3.68	$—	$(3.05)	$(3.05)	$32.66	11.30%	$596,972	1.22	%(d)	1.22	%(d)	(0.01	)%(d)	26%
Year ended 12/31/15	35.95	(0.16)		(0.52)	(0.68)	—	(3.24)	(3.24)	32.03	(1.84)	645,968	1.20		1.20		(0.43)		30
Year ended 12/31/14	39.68	(0.10)		2.93	2.83	—	(6.56)	(6.56)	35.95	7.67	710,426	1.22		1.22		(0.25)		28
Year ended 12/31/13	30.00	(0.15)		12.02	11.87	(0.02)	(2.17)	(2.19)	39.68	39.90	957,432	1.21		1.21		(0.41)		19
Year ended 12/31/12	27.71	0.01	(e)	5.01	5.02	—	(2.73)	(2.73)	30.00	18.35	766,787	1.23		1.23		0.04	(e)	24
Class B
Year ended 12/31/16	23.79	(0.18)		2.73	2.55	—	(3.05)	(3.05)	23.29	10.46	1,447	1.97	(d)	1.97	(d)	(0.76	)(d)	26
Year ended 12/31/15	27.76	(0.34)		(0.39)	(0.73)	—	(3.24)	(3.24)	23.79	(2.57)	2,395	1.95		1.95		(1.18)		30
Year ended 12/31/14	32.31	(0.32)		2.33	2.01	—	(6.56)	(6.56)	27.76	6.87	3,876	1.97		1.97		(1.00)		28
Year ended 12/31/13	24.90	(0.34)		9.92	9.58	—	(2.17)	(2.17)	32.31	38.87	5,360	1.96		1.96		(1.16)		19
Year ended 12/31/12	23.58	(0.18	)(e)	4.23	4.05	—	(2.73)	(2.73)	24.90	17.44	5,717	1.98		1.98		(0.71	)(e)	24
Class C
Year ended 12/31/16	23.74	(0.18)		2.73	2.55	—	(3.05)	(3.05)	23.24	10.49	14,878	1.97	(d)	1.97	(d)	(0.76	)(d)	26
Year ended 12/31/15	27.71	(0.34)		(0.39)	(0.73)	—	(3.24)	(3.24)	23.74	(2.57)	16,858	1.95		1.95		(1.18)		30
Year ended 12/31/14	32.27	(0.32)		2.32	2.00	—	(6.56)	(6.56)	27.71	6.85	20,957	1.97		1.97		(1.00)		28
Year ended 12/31/13	24.87	(0.34)		9.91	9.57	—	(2.17)	(2.17)	32.27	38.88	21,794	1.96		1.96		(1.16)		19
Year ended 12/31/12	23.55	(0.18	)(e)	4.23	4.05	—	(2.73)	(2.73)	24.87	17.46	17,657	1.98		1.98		(0.71	)(e)	24
Class R
Year ended 12/31/16	30.21	(0.08)		3.47	3.39	—	(3.05)	(3.05)	30.55	11.02	112,318	1.47	(d)	1.47	(d)	(0.26	)(d)	26
Year ended 12/31/15	34.18	(0.24)		(0.49)	(0.73)	—	(3.24)	(3.24)	30.21	(2.08)	103,249	1.45		1.45		(0.68)		30
Year ended 12/31/14	38.13	(0.19)		2.80	2.61	—	(6.56)	(6.56)	34.18	7.40	108,855	1.47		1.47		(0.50)		28
Year ended 12/31/13	28.95	(0.23)		11.58	11.35	—	(2.17)	(2.17)	38.13	39.55	106,983	1.46		1.46		(0.66)		19
Year ended 12/31/12	26.89	(0.06	)(e)	4.85	4.79	—	(2.73)	(2.73)	28.95	18.05	87,606	1.48		1.48		(0.21	)(e)	24
Class Y
Year ended 12/31/16	32.76	0.08		3.77	3.85	(0.08)	(3.05)	(3.13)	33.48	11.56	163,662	0.97	(d)	0.97	(d)	0.24	(d)	26
Year ended 12/31/15	36.60	(0.07)		(0.53)	(0.60)	—	(3.24)	(3.24)	32.76	(1.59)	149,745	0.95		0.95		(0.18)		30
Year ended 12/31/14	40.18	0.00		2.98	2.98	—	(6.56)	(6.56)	36.60	7.95	105,194	0.97		0.97		0.00		28
Year ended 12/31/13	30.33	(0.06)		12.16	12.10	(0.08)	(2.17)	(2.25)	40.18	40.24	73,035	0.96		0.96		(0.16)		19
Year ended 12/31/12	27.93	0.09	(e)	5.05	5.14	(0.01)	(2.73)	(2.74)	30.33	18.64	34,616	0.98		0.98		0.29	(e)	24
Investor Class
Year ended 12/31/16	33.40	0.00		3.83	3.83	—	(3.05)	(3.05)	34.18	11.29	226,995	1.22	(d)	1.22	(d)	(0.01	)(d)	26
Year ended 12/31/15	37.34	(0.16)		(0.54)	(0.70)	—	(3.24)	(3.24)	33.40	(1.82)	231,853	1.20		1.20		(0.43)		30
Year ended 12/31/14	40.97	(0.10)		3.03	2.93	—	(6.56)	(6.56)	37.34	7.67	279,828	1.22		1.22		(0.25)		28
Year ended 12/31/13	30.92	(0.15)		12.39	12.24	(0.02)	(2.17)	(2.19)	40.97	39.92	281,811	1.21		1.21		(0.41)		19
Year ended 12/31/12	28.49	0.01	(e)	5.15	5.16	—	(2.73)	(2.73)	30.92	18.34	209,842	1.23		1.23		0.04	(e)	24
Class R5
Year ended 12/31/16	35.28	0.14		4.05	4.19	(0.13)	(3.05)	(3.18)	36.29	11.70	1,037,098	0.83	(d)	0.83	(d)	0.38	(d)	26
Year ended 12/31/15	39.10	(0.02)		(0.56)	(0.58)	—	(3.24)	(3.24)	35.28	(1.43)	987,791	0.82		0.82		(0.05)		30
Year ended 12/31/14	42.44	0.07		3.15	3.22	—	(6.56)	(6.56)	39.10	8.09	970,303	0.82		0.82		0.15		28
Year ended 12/31/13	31.92	(0.01)		12.82	12.81	(0.12)	(2.17)	(2.29)	42.44	40.46	780,094	0.83		0.83		(0.03)		19
Year ended 12/31/12	29.27	0.14	(e)	5.29	5.43	(0.05)	(2.73)	(2.78)	31.92	18.77	621,522	0.83		0.83		0.44	(e)	24
Class R6
Year ended 12/31/16	35.37	0.17		4.08	4.25	(0.16)	(3.05)	(3.21)	36.41	11.85	198,752	0.73	(d)	0.73	(d)	0.48	(d)	26
Year ended 12/31/15	39.17	0.02		(0.58)	(0.56)	—	(3.24)	(3.24)	35.37	(1.38)	172,477	0.73		0.73		0.04		30
Year ended 12/31/14	42.46	0.10		3.17	3.27	—	(6.56)	(6.56)	39.17	8.21	138,937	0.73		0.73		0.24		28
Year ended 12/31/13	31.92	0.02		12.81	12.83	(0.12)	(2.17)	(2.29)	42.46	40.53	116,657	0.74		0.74		0.06		19
Year ended 12/31/12(f)	34.10	0.05	(e)	0.56	0.61	(0.06)	(2.73)	(2.79)	31.92	1.97	9	0.75	(g)	0.75	(g)	0.52	(e)(g)	24

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $595,863, $1,863, $15,083, $101,546, $154,746, $220,035, $989,870 and $174,691 for Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.
(e)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include material significant dividends received during the period. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $(0.12) and (0.39)%, $(0.29) and (1.14)%, $(0.29) and (1.14)%, $(0.19) and (0.64)%, $(0.04) and (0.14)%, $(0.12) and (0.39)%, $0.01 and 0.01% and $0.01 and 0.09%, for Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of September 24, 2012.
(g)	Annualized.

21                         Invesco Small Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)

and Shareholders of the Invesco Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Small Cap Growth Fund (one of the portfolios constituting the AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

February 23, 2017

22                         Invesco Small Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (07/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,095.90	$6.32	$1,019.10	$6.09	1.20%
B	1,000.00	1,091.30	10.25	1,015.33	9.88	1.95
C	1,000.00	1,092.00	10.25	1,015.33	9.88	1.95
R	1,000.00	1,094.60	7.63	1,017.85	7.35	1.45
Y	1,000.00	1,097.20	5.01	1,020.36	4.82	0.95
Investor	1,000.00	1,095.80	6.32	1,019.10	6.09	1.20
R5	1,000.00	1,097.70	4.32	1,021.01	4.17	0.82
R6	1,000.00	1,098.60	3.85	1,021.47	3.71	0.73

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2016 through December 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

23                         Invesco Small Cap Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2016:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$193,760,533
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24                         Invesco Small Cap Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Small Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	144	Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company) Member of the Audit Committee, Ferroglobe PLC (metallurgical company) and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation; Chairman of the Board, Denver Film Society
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	144	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

T-2                         Invesco Small Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Senior Vice President	2004

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Senior Vice President, The Invesco Funds

Formerly: Director, Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Small Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Small Cap Growth Fund

Explore High-Conviction Investing with Invesco

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526                         SCG-AR-1                                                 Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2016

Invesco Quality Income Fund
Nasdaq:
A: VKMGX ∎ B: VUSBX ∎ C: VUSCX ∎ Y: VUSIX ∎ R5: VUSJX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

The reporting period began with significant stock market volatility in the US and abroad; this volatility was the result of investor uncertainty about global economic growth and monetary policy. After recovering, markets declined sharply following UK voters’ decision in June to leave the European Union. Relatively quickly, however, markets recovered, reaching record highs later in the summer. Demand was strong for income-producing investments, particularly those perceived to be lower risk; this benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive during the reporting period, news overseas was less upbeat. The European

Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. After months of uncertainty, the surprise outcome of the US presidential election in November triggered a major stock market rally, with most market indexes reaching new record highs in December. As expected, the US Federal Reserve raised interest rates in December – its only rate increase during the reporting period and only its second increase since 2006. The Fed cited optimistic economic data for its decision, and Fed-watchers suggested that future rate increases might be announced more quickly than previously forecast.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.

2	Invesco Quality Income Fund

Bruce Crockett	Dear Fellow Shareholders:
Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

3	Invesco Quality Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2016, Class A shares of Invesco Quality Income (the Fund), at net asset value (NAV), outperformed the Fund’s style-specific index, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index.

Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 12/31/15 to 12/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.50%
Class B Shares	1.64
Class C Shares	1.63
Class Y Shares	2.67
Class R5 Shares	2.86
The BofA Merrill Lynch 1-10 Year Treasury Index▼ (Broad Market Index)	1.14
Bloomberg Barclays U.S. Mortgage-Backed Securities Index▼ (Style-Specific Index)	1.67
Source(s): ▼FactSet Research Systems Inc.

Market conditions and your Fund

Effective June 20, 2016, the Fund changed its name from Invesco U.S. Mortgage Fund to Invesco Quality Income Fund. The investment objective, investment strategy and philosophy for the Fund did not change.

During the year ended December 31, 2016, US economic data were generally positive, despite notable weakness in manufacturing, mining and drilling in the first quarter due to the precipitous decline in the price of oil. The unemployment rate consistently was at or slightly below 5% in 2016, and with steady growth in payrolls finished the year at 4.7%.1 The housing market remained relatively robust in the midst of a positive economic backdrop and low mortgage rate environment; new home sales and housing starts were up 12.4% and 9.2% year-over-year, respectively.2 However, gross domestic product (GDP) annual growth remained modest in the 1.3% to 1.7% range throughout most of the year and inflation remained well-contained near 2.0%.2

The year will most be remembered for surprising votes. In June, UK voters opted to leave the European Union, sending markets sharply lower. Following the UK vote was the surprise outcome of the US presidential election in November. Both votes were unexpected, and in the midst of these market moving events there was pending action by the US Federal Reserve (the Fed) to raise interest rates. Market expectations for a Fed rate hike fluctuated throughout the year. Given modest GDP growth and non-threatening inflation results, the Fed rate hike was delayed until December when the federal funds target rate was increased by 0.25% to a range of 0.50% to 0.75%.3 US Treasury rates overall moved modestly higher, but had rallied notably earlier in the year with the concerns surrounding oil and persistent economic weakness in the Far East and Europe.

The 10-year US Treasury yield increased from 2.27% at the beginning of the year to 2.44% by year end.2 However, at the end of the second quarter, the yield had fallen to 1.47% post the Brexit vote.2

Portfolio Composition
By security type, based on total investments

U.S. Government Sponsored
Agency Mortgage-Backed
Securities	75.0%
Asset-Backed Securities	20.4
Certificates of Deposit	3.3
U.S. Treasury Securities	0.1
Money Market Funds	1.2

Top Five Debt Issuers*
	% of total net assets

1.	Federal National Mortgage Association	55.4%
2.	Federal Home Loan Mortgage Corp.	25.0
3.	Government National Mortgage Association	11.8
4.	Ginnie Mae REMICs	4.8
5.	Freddie Mac REMICs	4.7

Market volatility was high throughout the year as rates increased by nearly 1% from mid-year. After the US election, the policy actions from the president-elect and a Republican-controlled Congress dominated market discussions. The Fed’s rate hike in December was priced in, but shorter market rates and securities were still under pressure, with further rate hikes expected in 2017.

   Fixed income returns were muted for the year, in the midst of market volatility, yet remained slightly positive despite the significant rise in rates toward the end of the year. As rates increased, the agency mortgage-backed securities sector significantly underperformed comparable Treasury maturities with extension concerns and finished the year slightly underperforming.

   In this market environment, Class A shares of Invesco Quality Income Fund, at NAV, generated a positive total return, and outperformed the Fund’s style-specific index, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index. The Fund’s allocation to non-agency mortgage-backed securities (MBS), commercial MBS, and asset-backed securities were the primary contributors to Fund performance, as credit spreads tightened during the year. Investments in agency collateralized mortgage obligations and agency hybrid adjustable-rate mortgages provided an additional boost to Fund performance, while exposure to fixed-rate agency mortgages detracted modestly.

   The Fund also benefited from incremental income earned by engaging in dollar (mortgage) roll activity, a type of repurchase transaction in the highly liquid to-be-announced (TBA) market for agency MBS. A dollar roll involves the Fund selling an MBS to a financial institution, with an agreement to repurchase a substantially similar security at an agreed upon price and date. Excess portfolio cash resulting from the use of this strategy

Total Net Assets	$616.6 million

Total Number of Holdings*	823

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2016.

4	Invesco Quality Income Fund

is subsequently invested to generate additional return for the Fund.

The Fund used active duration and yield curve positioning for risk management and for generating “alpha” (the extra return above a specific benchmark) versus its style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter-duration portfolio tending to be less sensitive to these changes. During the reporting period, we maintained the portfolio’s overall duration slightly longer than that of the style-specific benchmark, on average, which produced favorable results as rates fell. However, yield curve positioning within the portfolio emphasized short-term (six months to two years) interest rates, missing much of the performance benefit of falling longer-term rates, and more than offset the positive relative return generated by duration positioning alone. Buying and selling US Treasury futures contracts was an important tool we used for the management of interest rate risk and to maintain our targeted portfolio duration.

Please note that our strategy is implemented using derivative instruments, including futures, swaps and options. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are near, at or below historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks.

If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

We welcome new investors who joined the Fund during the year and thank you for your investment in Invesco Quality Income Fund.

1 Source: Bureau of Labor Statistics

2 Source: Bloomberg L.P.

3 Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Clint Dudley
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Quality Income Fund.
He joined Invesco in 1998. Mr. Dudley earned a BBA and an MBA from Baylor University.
Jason Marshall
Portfolio Manager, is manager of Invesco Quality Income Fund. He joined Invesco in 2007.
Mr. Marshall earned a BS in finance from Indiana University of Pennsylvania and an MBA from Duquesne University.
Brian Norris
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Quality Income Fund.
He joined Invesco in 2001. Mr. Norris earned a BS in business administration with a concentration in finance from the University of Louisville.

5	Invesco Quality Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/06

1 Source: FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Quality Income Fund

Average Annual Total Returns
As of 12/31/16, including maximum applicable sales charges

Class A Shares
Inception (5/31/84)	6.32%
10 Years	3.01
5 Years	1.71
1 Year	-1.84

Class B Shares
Inception (8/24/92)	4.29%
10 Years	2.83
5 Years	1.48
1 Year	-3.31

Class C Shares
Inception (8/13/93)	3.56%
10 Years	2.67
5 Years	1.82
1 Year	0.64

Class Y Shares
Inception (9/25/06)	3.74%
10 Years	3.74
5 Years	2.86
1 Year	2.67

Class R5 Shares
10 Years	3.65%
5 Years	2.91
1 Year	2.86

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen U.S. Mortgage Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen U.S. Mortgage Fund (renamed Invesco U.S. Mortgage Fund). Returns shown above, prior to June 1, 2010, for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco U.S. Mortgage Fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Class R5 shares was

0.96%, 1.72%, 1.72%, 0.72% and

0.68%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the seventh year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7	Invesco Quality Income Fund

Invesco Quality Income Fund’s investment objective is to provide a high level of current income, with liquidity and safety of principal.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2016, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
∎	Borrowing risk. Borrowing money to buy securities exposes the Fund to leverage and will cause the Fund’s share price to be more volatile because leverage will exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Borrowing money may also require the Fund to liquidate positions when it may not be advantageous to do so. In addition, the Fund will incur interest expenses and other fees on borrowed money. There can be no assurance that the Fund’s borrowing strategy will enhance and not reduce the Fund’s returns.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Dollar roll transactions risk. Dollar roll transactions occur in connection with TBA transactions and involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon purchase price of those securities. Dollar roll transactions add a form of leverage to the Fund’s portfolio, which may make the Fund’s returns more volatile and increase the risk of loss. In addition, dollar roll transactions may increase the Fund’s portfolio turnover, which may result in increased brokerage costs and may lower the Fund’s actual return.
∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

8	Invesco Quality Income Fund

be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.

∎	TBA transactions risk. TBA transactions involve the risk of loss if the securities received are less favorable than what was anticipated by the Fund when entering into the TBA transaction, or if the counterparty fails to deliver the securities. When the Fund enters into a short sale of a TBA mortgage it does not own, the Fund may have to purchase deliverable mortgages to settle the short sale at a higher price than anticipated, thereby causing a loss. As there is no limit on how much the price of mortgage securities can increase, the Fund’s exposure is unlimited. The Fund may not always be able to purchase mortgage securities to close out the short position at a particular time or at an acceptable price. In addition, taking short positions results in a form of leverage, which could increase the volatility of the Fund’s share price.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.

∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The BofA Merrill Lynch 1-10 Year Treasury Index tracks the performance of US Treasury securities with maturities between one and 10 years.
∎	The Bloomberg Barclays U.S. Mortgage-Backed Securities Index represents mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

9	Invesco Quality Income Fund

Schedule of Investments

December 31, 2016

	Principal Amount	Value
U.S. Government Sponsored Agency Mortgage-Backed Securities–111.57%
Collateralized Mortgage Obligations–19.39%
Fannie Mae ACES, 1.12%, 09/25/2023(a)	$4,985,693	$4,972,501
Fannie Mae Grantor Trust, 7.50%, 01/19/2039	366,750	412,664
Fannie Mae Interest STRIPS, IO,
6.50%, 10/25/2024	189,171	27,189
8.00%, 05/25/2030	835,129	236,256
7.50%, 01/25/2032	288,849	49,733
Fannie Mae REMICs,
1.26%, 05/25/2046(a)	5,468,679	5,466,069
2.00%, 06/25/2019	186,817	187,238
7.00%, 09/25/2032	301,722	341,615
6.58%, 06/25/2039(a)	1,088,995	1,267,629
1.06%, 04/25/2043(a)	8,549,926	8,482,341
3.50%, 09/25/2044	5,922,324	5,794,159
3.00%, 05/25/2045	2,196,174	2,108,761
1.26%, 06/25/2046(a)	920,713	919,678
Fannie Mae REMICs, IO,
4.50%, 11/25/2023	2,764,319	57,350
3.00%, 10/25/2026 to 02/25/2028	23,579,227	2,234,840
8.00%, 08/18/2027 to 09/18/2027	986,554	221,721
6.00%, 05/25/2033	42,253	11,068
7.00%, 05/25/2033	866,994	207,803
3.50%, 08/25/2042	1,746,187	243,059
2.07%, 03/25/2043(a)	16,090,367	1,067,387
2.02%, 04/25/2045(a)	19,241,990	1,298,748
1.81%, 02/25/2056(a)	27,134,731	1,401,514
Freddie Mac REMICs,
4.50%, 06/15/2018	55,221	56,238
3.00%, 10/15/2018 to 03/15/2035	3,065,003	3,039,994
1.15%, 10/15/2036(a)	1,984,468	1,988,425
1.25%, 10/15/2036(a)	1,433,294	1,438,538
0.90%, 08/15/2038(a)	2,546,521	2,524,614
0.98%, 09/15/2040(a)	4,801,163	4,790,780
1.03%, 11/15/2041(a)	4,385,359	4,379,873
1.00%, 10/15/2043 to 09/15/2044(a)	10,899,725	10,887,965
Freddie Mac REMICs, IO,
3.00%, 09/15/2025	4,508,535	264,398
2.50%, 09/15/2027	3,310,091	238,535
1.88%, 04/15/2038(a)	11,220,412	639,855
1.95%, 08/15/2038(a)	21,684,947	1,324,757
1.81%, 11/15/2038(a)	18,047,219	1,119,274
1.98%, 11/15/2038(a)	20,116,261	1,405,411
1.96%, 02/15/2039(a)	10,244,642	755,295
2.04%, 12/15/2039(a)	20,717,325	1,354,455
2.06%, 12/15/2039(a)	32,970,818	2,470,569
2.12%, 10/15/2040(a)	31,738,870	2,448,327
4.00%, 12/15/2041	2,326,419	270,794

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
Freddie Mac STRIPS, 0.88%, 10/15/2037(a)	$4,430,865	$4,407,089
Freddie Mac STRIPS, IO 8.00%, 06/15/2031	1,303,770	368,081
Freddie Mac Structured Pass Through Securities, 6.50%, 02/25/2043	2,109,669	2,442,745
Freddie Mac Whole Loan Securities Trust, 3.00%, 09/25/2045	2,079,674	2,020,197
Ginnie Mae REMICs,
5.88%, 01/20/2039(a)	2,225,244	2,495,764
1.16%, 12/16/2039(a)	3,184,205	3,193,722
4.49%, 07/20/2041(a)	3,180,062	3,376,048
2.08%, 09/20/2041(a)	2,675,266	2,801,817
2.50%, 10/20/2043	1,082,296	908,159
0.99%, 09/20/2045(a)	8,996,928	8,950,093
3.00%, 10/20/2045 to 01/20/2046	8,677,027	8,124,019
Ginnie Mae REMICs, IO,
1.58%, 09/20/2064(a)	6,695,691	683,687
1.62%, 11/20/2064(a)	4,301,174	338,717
1.68%, 12/20/2064(a)	11,504,542	1,031,647
		119,549,205

Federal Home Loan Mortgage Corp. (FHLMC)–24.99%
Pass Through Ctfs.,
8.50%, 01/01/2017 to 08/01/2031	332,007	400,763
5.00%, 10/01/2018 to 06/01/2040	7,922,480	8,681,636
3.50%, 08/01/2026 to 09/01/2045	10,064,838	10,357,407
6.50%, 05/01/2028 to 08/01/2033	592,980	670,282
6.00%, 03/01/2029	4,658	5,345
2.50%, 02/01/2031	4,612,920	4,626,800
8.00%, 08/01/2032	257,484	306,077
7.50%, 05/01/2035	420,858	504,277
5.50%, 12/01/2036	313,116	349,696
4.50%, 05/01/2038 to 02/01/2042	21,841,677	23,555,459
5.35%, 07/01/2038 to 10/17/2038	2,819,459	3,127,143
5.80%, 10/01/2038 to 01/20/2039	1,184,101	1,304,371
5.45%, 11/25/2038	2,638,769	2,929,905
4.00%, 06/01/2042	5,732,835	6,071,119
Pass Through Ctfs., ARM,
3.05%, 07/01/2036(a)	2,216,928	2,345,209
3.01%, 02/01/2037(a)	215,508	230,154
3.22%, 03/01/2037(a)	989,120	1,055,320
3.07%, 05/01/2037(a)	1,130,244	1,201,311
3.38%, 11/01/2037(a)	2,568,410	2,668,810
2.93%, 01/01/2038(a)	425,956	454,730
2.98%, 03/01/2041(a)	154,850	163,560
2.58%, 08/01/2046(a)	9,939,759	10,083,280
Pass Through Ctfs., TBA,
3.00%, 01/01/2032 to 01/01/2047(b)	42,200,000	42,262,908
3.50%, 01/01/2047(b)	30,000,000	30,720,630
		154,076,192

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Quality Income Fund

	Principal Amount	Value
Federal National Mortgage Association (FNMA)–55.41%
Pass Through Ctfs.,
7.00%, 02/01/2018 to 12/01/2033	$350,436	$375,644
4.50%, 05/01/2019 to 07/01/2044	18,557,618	19,861,749
8.00%, 07/01/2020 to 04/01/2033	619,587	748,835
6.50%, 06/01/2022 to 11/01/2038	3,475,049	3,939,116
5.50%, 11/01/2022 to 04/01/2038	10,331,301	11,611,267
4.00%, 06/01/2024 to 05/01/2045	34,690,318	36,623,935
5.00%, 06/01/2027 to 01/01/2041	7,320,756	8,013,803
3.00%, 02/01/2029 to 11/01/2045	20,334,232	20,566,165
9.50%, 04/01/2030	68,421	80,155
3.50%, 11/01/2030 to 03/01/2046	44,436,415	45,838,178
5.63%, 08/01/2032	480,811	526,369
8.50%, 10/01/2032	514,139	630,280
6.00%, 12/01/2035 to 05/01/2040	3,368,475	3,818,079
7.50%, 08/01/2037	672,790	808,411
5.45%, 01/01/2038	500,861	550,110
Pass Through Ctfs., ARM,
2.85%, 03/01/2038(a)	398,585	422,998
2.54%, 02/01/2039(a)	3,181,511	3,296,972
3.02%, 08/01/2042(a)	1,265,341	1,299,305
2.27%, 07/01/2043(a)	3,502,897	3,531,892
2.79%, 02/01/2046(a)	833,825	850,407
2.80%, 03/01/2046(a)	5,001,392	5,102,645
Pass Through Ctfs., TBA,
2.50%, 01/01/2032(b)	24,500,000	24,540,672
3.00%, 01/01/2032 to 01/01/2047(b)	72,500,000	72,535,913
3.50%, 01/01/2047(b)	53,200,000	54,530,000
4.00%, 01/01/2047(b)	20,500,000	21,553,427
		341,656,327

Government National Mortgage Association (GNMA)–11.78%
Pass Through Ctfs.,
8.00%, 02/15/2017 to 12/15/2021	96,935	98,155
8.50%, 02/20/2017	10	10
9.50%, 07/15/2017 to 08/15/2022	128,640	130,325
9.00%, 09/15/2017 to 08/15/2024	266,248	270,179
7.00%, 08/15/2022 to 01/15/2029	319,027	340,956
6.50%, 04/15/2026 to 11/15/2028	169,765	194,033
6.00%, 01/15/2028 to 04/20/2029	453,910	516,431
5.50%, 05/15/2033 to 10/15/2034	1,004,749	1,134,828
5.00%, 11/20/2037	1,407,724	1,526,716
3.50%, 07/20/2046	8,448,063	8,822,429
Pass Through Ctfs., TBA,
3.00%, 01/01/2047(b)	20,000,000	20,251,952
3.50%, 01/01/2047(b)	15,400,000	16,009,683
4.00%, 01/01/2047(b)	22,000,000	23,350,937
		72,646,634
Total U.S. Government Sponsored Agency Mortgage- Backed Securities (Cost $690,014,654)		687,928,358

	Principal Amount	Value
Asset-Backed Securities–30.36%
Adjustable Rate Mortgage Trust, Series 2005-7, Class 2A21, Variable Rate Pass Through Ctfs., 3.02%, 10/25/2035(a)	$993,741	$898,192
Agate Bay Mortgage Trust, Series 2015-2, Class B1, Variable Rate Pass Through Ctfs., 3.75%, 03/25/2045(a)(c)	3,673,793	3,458,701
American Home Mortgage Investment Trust, Series 2005-1, Class 7A1, Floating Rate Pass Through Ctfs., 3.28%, 06/25/2045(a)	812,683	802,652
BAMLL-DB Trust, Series 2012-OSI, Class A2FX, Pass Through Ctfs., 3.35%, 04/13/2029(c)	4,997,674	5,017,039
Banc of America Funding Trust,
Series 2006-3, Class 5A5, Pass Through Ctfs., 5.50%, 03/25/2036	123,368	116,071
Series 2006-A, Class 1A1, Floating Rate Pass Through Ctfs., 3.06%, 02/20/2036(a)	1,204,626	1,195,285
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-1, Class 2A1, Variable Rate Pass Through Ctfs., 3.07%, 03/25/2035(a)	2,366,759	2,318,099
Series 2005-2, Class A1, Floating Rate Pass Through Ctfs., 2.92%, 03/25/2035(a)	1,072,057	1,079,900
Bear Stearns Commercial Mortgage Securities Trust,
Series 2005-PWR9, Class AJ, Pass Through Ctfs., 4.99%, 09/11/2042	6,619	6,617
Series 2006-T22, Class B, Variable Rate Pass Through Ctfs., 5.71%, 04/12/2038(a)(c)	1,168,167	1,193,779
Cerberus Onshore II CLO-2 LLC, Series 2014-1A, Class A, Floating Rate Pass Through Ctfs., 2.53%, 10/15/2023(a)(c)	1,403,601	1,403,733
CGBAM Commercial Mortgage Trust, Series 2014-HD, Class B, Floating Rate Pass Through Ctfs., 1.74%, 02/15/2031(a)(c)	3,000,000	2,988,817
Chase Issuance Trust, Series 2016-A3, Class A3, Floating Rate Pass Through Ctfs., 1.25%, 06/15/2023(a)	5,000,000	5,021,165
Chase Mortgage Finance Trust,
Series 2005-A1, Class 3A1, Variable Rate Pass Through Ctfs., 3.17%, 12/25/2035(a)	60,937	56,749
Series 2007-A2, Class 2A1, Variable Rate Pass Through Ctfs., 3.18%, 07/25/2037(a)	1,175,700	1,172,215
Series 2007-A2, Class 2A4, Variable Rate Pass Through Ctfs., 3.18%, 07/25/2037(a)	1,086,097	1,055,062

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Quality Income Fund

	Principal Amount	Value
Chase Mortgage Trust,
Series 2016-1, Class M3, Pass Through Ctfs., 3.75%, 04/25/2045(c)	$3,813,055	$3,710,262
Series 2016-2, Class M4, Pass Through Ctfs., 3.75%, 12/25/2045(c)	3,639,636	3,364,582
CHL Mortgage Pass Through Trust, Series 2004-29, Class 1A1, Floating Rate Pass Through Ctfs., 1.30%, 02/25/2035(a)	557,631	528,700
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB3, Class 2A, Variable Rate Pass Through Ctfs., 2.94%, 09/25/2034(a)	2,416,531	2,332,187
Series 2004-UST1, Class A4, Variable Rate Pass Through Ctfs., 2.75%, 08/25/2034(a)	419,201	406,224
Series 2005-11, Class A2A, Floating Rate Pass Through Ctfs., 2.93%, 10/25/2035(a)	3,429,534	3,446,934
Series 2006-AR2, Class 1A2, Variable Rate Pass Through Ctfs., 3.03%, 03/25/2036(a)	111,880	107,093
Series 2012-6, Class 2A1, Variable Rate Pass Through Ctfs., 2.81%, 08/25/2036(a)(c)	1,250,388	1,253,501
Commercial Mortgage Trust,
Series 2013-LC13, Class XA, IO, Variable Rate Pass Through Ctfs., 1.36%, 08/10/2046(a)	45,890,566	2,263,525
Series 2014-FL5, Class B, Floating Rate Pass Through Ctfs., 2.85%, 10/15/2031(a)(c)	1,400,000	1,391,582
Series 2015-CR24, Class XA, IO, Variable Rate Pass Through Ctfs., 0.88%, 08/10/2048(a)	45,146,743	2,469,698
Credit Suisse First Boston Mortgage Securities Corp, Series 2004-AR5, Class 5A1, Variable Rate Pass Through Ctfs., 3.14%, 06/25/2034(a)	1,872,443	1,841,348
Credit Suisse Mortgage Capital Trust,
Series 2013-6, Class 2A1, Pass Through Ctfs., 3.50%, 08/25/2043(c)	1,735,688	1,753,995
Series 2013-7, Class B1, Variable Rate Pass Through Ctfs., 3.58%, 08/25/2043(a)(c)	5,158,747	5,122,930
Series 2015-TOWN, Class B, Floating Rate Pass Through Ctfs., 2.60%, 03/15/2017(a)(c)	2,500,000	2,461,538
Credit Suisse Mortgage Loan Trust, Series 2015-1, Class A9, Pass Through Ctfs., 3.50%, 05/25/2045(c)	3,430,652	3,468,979
Deutsche Mortgage Securities Inc Re- REMIC Trust Certificates, Series 2007-WM1, Class A1, Variable Rate Pass Through Ctfs., 4.04%, 06/27/2037(a)(c)	4,480,815	4,533,145
Ford Credit Auto Owner Trust, Series 2016-1, Class A, Pass Through Ctfs., 2.31%, 08/15/2027(c)	6,109,000	6,103,635
GMACM Mortgage Loan Trust, Series 2005-AR3, Class 2A1, Variable Rate Pass Through Ctfs., 3.35%, 06/19/2035(a)	2,745,992	2,686,123

	Principal Amount	Value
GSAA Home Equity Trust, Series 2007-7, Class A4, Floating Rate Pass Through Ctfs., 1.03%, 07/25/2037(a)	$194,821	$177,607
GSR Mortgage Loan Trust,
Series 2004-11, Class 2A2, Variable Rate Pass Through Ctfs., 3.32%, 09/25/2034(a)	311,495	308,148
Series 2004-12, Class 3A6, Variable Rate Pass Through Ctfs, 3.10%, 12/25/2034(a)	1,566,662	1,570,480
H/2 Asset Funding (Cayman Islands), Series 2015-1A, Class BFL, Floating Rate Pass Through Ctfs., 3.06%, 06/24/2049(a)(c)	2,000,000	1,922,073
JP Morgan Mortgage Trust,
Series 2005-A3, Class 6A5, Variable Rate Pass Through Ctfs., 3.03%, 06/25/2035(a)	1,530,848	1,494,187
Series 2005-A6, Class 7A1, Floating Rate Pass Through Ctfs., 3.16%, 08/25/2035(a)	1,027,210	984,642
Series 2014-1, Class 1A17, Variable Rate Pass Through Ctfs., 4.00%, 01/25/2044(a)(c)	3,977,627	4,122,787
Series 2015-3, Class A3, Pass Through Ctfs., 3.50%, 05/25/2045(c)	5,563,521	5,622,200
Series 2015-5, Class A2, Variable Rate Pass Through Ctfs., 2.89%, 05/25/2045(a)(c)	3,681,375	3,713,045
Series 2016-5, Class A1, Variable Rate Pass Through Ctfs., 2.60%, 12/25/2046(a)(c)	3,500,000	3,484,141
JP Morgan Resecuritization Trust, Series 2009-7, Class 5A1, Pass Through Ctfs., 6.00%, 02/27/2037(c)	208,194	208,853
La Hipotecaria El Salvadorian Mortgage Trust (El Salvador), Series 2013-1A, Class A, Pass Through Ctfs., 3.50%, 10/25/2041(c)	4,464,010	4,646,758
La Hipotecaria Panamanian Mortgage Trust (El Salvador), Series 2010-1GA, Class A, Floating Rate Pass Through Ctfs., 2.25%, 09/08/2039(a)(c)	6,811,363	7,041,246
LSTAR Commercial Mortgage Trust, Series 2014-2, Class A2, Pass Through Ctfs., 2.77%, 01/20/2041(c)	2,266,859	2,266,562
Luminent Mortgage Trust,
Series 2005-1, Class A1, Floating Rate Pass Through Ctfs., 1.02%, 11/25/2035(a)	2,650,981	2,406,394
Series 2006-1, Class A1, Floating Rate Pass Through Ctfs., 1.00%, 04/25/2036(a)	92,731	63,114
Merrill Lynch Mortgage Investors Trust,
Series 2004-A, Class A2, Floating Rate Pass Through Ctfs., 1.75%, 04/25/2029(a)	676,719	659,360
Series 2005-3, Class 3A, Floating Rate Pass Through Ctfs., 2.94%, 11/25/2035(a)	988,702	980,581
Series 2005-A, Class A1, Floating Rate Pass Through Ctfs., 1.22%, 03/25/2030(a)	1,177,881	1,145,168

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Quality Income Fund

	Principal Amount	Value
Morgan Stanley Capital I Trust,
Series 2006-HQ10, Class AJ, Pass Through Ctfs., 5.39%, 11/12/2041	$3,065,735	$3,069,618
Series 2015-XLF2, Class AFSD, Floating Rate Pass Through Ctfs., 4.36%, 08/15/2026(a)(c)	2,150,000	2,164,219
Newstar Commercial Loan Funding LLC, Series 2015-1A, Class A1, Floating Rate Pass Through Ctfs., 2.68%, 01/20/2027(a)(c)	5,000,000	4,929,650
PFP Ltd. (Cayman Islands), Series 2015-2, Class B, Floating Rate Pass Through Ctfs., 3.40%, 07/14/2034(a)(c)	3,345,000	3,353,915
RALI Trust, Series 2006-QO2, Class A2, Floating Rate Pass Through Ctfs., 1.03%, 02/25/2046(a)	60,685	27,417
RBSSP Resecuritization Trust,
Series 2009-13, Class 10A3, Variable Rate Pass Through Ctfs., 3.18%, 01/26/2036(a)(c)	503,361	504,228
Series 2010-1, Class 2A1, Variable Rate Pass Through Ctfs., 2.62%, 07/26/2045 (Acquired 01/31/2011-02/23/2016; Cost $1,964,918)(a)(c)	1,978,808	1,979,970
Sequoia Mortgage Trust, Series 2013-4, Class A3, Pass Through Ctfs., 1.55%, 04/25/2043	1,684,644	1,654,114
Shellpoint Asset Funding Trust, Series 2013-1, Class A3, Pass Through Ctfs., 3.75%, 07/25/2043(c)	2,758,012	2,803,976
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-6, Class 3A2, Variable Rate Pass Through Ctfs., 3.15%, 06/25/2034(a)	2,973,504	3,093,118
Series 2004-13, Class A2, Floating Rate Pass Through Ctfs., 1.06%, 09/25/2034(a)	650,891	569,652
Series 2004-16, Class 2A, Variable Rate Pass Through Ctfs., 3.21%, 11/25/2034(a)	4,063,939	4,063,437
Series 2004-20, Class 3A1, Variable Rate Pass Through Ctfs., 2.99%, 01/25/2035(a)	436,691	414,762
Structured Asset Mortgage Investments, II Trust., Series 2005-AR2, Class 2A1, Floating Rate Pass Through Ctfs., 0.99%, 05/25/2045(a)	1,512,360	1,334,192
Structured Asset Securities Corp., Series 2002-21A, Class B1II, Variable Rate Pass Through Ctfs., 3.15%, 11/25/2032(a)	213,806	189,158
Synchrony Credit Card Master Note Trust, Series 2015-3, Class A, Pass Through Ctfs., 1.74%, 09/15/2021	5,000,000	5,004,537
Thornburg Mortgage Securities Trust, Series 2005-2, Class A1, Floating Rate Pass Through Ctfs., 2.69%, 07/25/2045(a)	4,087,709	3,957,459
Towd Point Mortgage Trust, Series 2015-4, Class A1, Pass Through Ctfs., 3.50%, 04/25/2055(c)	1,486,830	1,521,358

	Principal Amount	Value
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C21, Class AJ, Variable Rate Pass Through Ctfs., 5.29%, 10/15/2044(a)	$76,393	$76,321
Series 2006-C25, Class D, Variable Rate Pass Through Ctfs., 5.79%, 05/15/2043(a)	2,002,000	1,997,032
Series 2006-C27, Class AJ, Variable Rate Pass Through Ctfs., 5.83%, 07/15/2045(a)	5,000,000	5,067,750
WaMu Mortgage Pass-Through Trust,
Series 2005-AR12, Class 1A8, Variable Rate Pass Through Ctfs., 2.75%, 10/25/2035(a)	4,693,425	4,581,324
Series 2007-HY2, Class 2A1, Variable Rate Pass Through Ctfs., 2.97%, 11/25/2036(a)	232,117	209,385
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-K, Class 1A2, Variable Rate Pass Through Ctfs., 3.11%, 07/25/2034(a)	1,893,352	1,893,673
Series 2004-O, Class A1, Variable Rate Pass Through Ctfs., 3.00%, 08/25/2034(a)	4,626,950	4,703,689
Series 2005-AR2, Class 2A2, Variable Rate Pass Through Ctfs., 2.91%, 03/25/2035(a)	242,013	244,576
Series 2006-AR6, Class 3A1, Variable Rate Pass Through Ctfs., 3.11%, 03/25/2036(a)	3,558,975	3,396,038
Series 2006-AR6, Class 7A2, Variable Rate Pass Through Ctfs., 3.03%, 03/25/2036(a)	1,332,267	1,301,373
Series 2006-AR7, Class 2A5, Variable Rate Pass Through Ctfs., 3.09%, 05/25/2036(a)	2,066,831	1,972,290
Series 2006-AR8, Class 2A3, Variable Rate Pass Through Ctfs., 3.08%, 04/25/2036(a)	1,282,303	1,264,859
Total Asset-Backed Securities (Cost $185,472,094)		187,190,493

Certificates of Deposit–4.87%
Bank of Nova Scotia (Canada), 1.23%, 11/03/2017(a)	7,000,000	7,003,892
Bank of Tokyo-Mitsubishi UFJ Ltd (Japan), 1.49%, 07/19/2017(a)	12,000,000	12,017,100
Credit Agricole Corporate and Investment Bank (France), 1.22%, 08/01/2017(a)	11,000,000	11,003,438
Total Certificates of Deposit (Cost $30,000,000)		30,024,430

U.S. Treasury Bills–0.20%(d)
0.56%, 05/11/2017	265,000	264,449
0.57%, 05/11/2017(e)	1,000,000	997,919
Total U.S. Treasury Bills (Cost $1,262,431)		1,262,368

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Quality Income Fund

	Shares	Value
Money Market Funds–1.79%
Government & Agency Portfolio–Institutional Class, 0.43%(f)	6,628,708	$6,628,708
Treasury Portfolio–Institutional Class, 0.37%(f)	4,419,139	4,419,139
Total Money Market Funds (Cost $11,047,847)		11,047,847
TOTAL INVESTMENTS–148.79% (Cost $917,797,026)		917,453,496
OTHER ASSETS LESS LIABILITIES–(48.79)%		(300,840,534)
NET ASSETS–100.00%		$616,612,962

Investment Abbreviations:

ACES	– Automatically Convertible Extendable Security
ARM	– Adjustable Rate Mortgage
CLO	– Collateralized Loan Obligation
Ctfs.	– Certificates
IO	– Interest Only
REMICs	– Real Estate Mortgage Investment Conduits
STRIPS	– Separately Traded Registered Interest and Principal Security
TBA	– To Be Announced

Notes to Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2016.
(b)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1I.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2016 was $97,511,199, which represented 15.81% of the Fund’s Net Assets.
(d)	Security traded on discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1H and Note 4.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Quality Income Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments, at value (Cost $906,749,179)	$906,405,649
Investments in affiliated money market funds, at value and cost	11,047,847
Total investments, at value (Cost $917,797,026)	917,453,496
Cash	33,313
Receivable for:
Investments sold	1,016,250
Fund shares sold	1,919,605
Dividends and interest	2,947,797
Principal paydowns	519,955
Investment for trustee deferred compensation and retirement plans	71,613
Other assets	51,969
Total assets	924,013,998

Liabilities:
Payable for:
Investments purchased	305,557,702
Fund shares reacquired	758,043
Dividends	334,794
Variation margin — futures	140,727
Accrued fees to affiliates	182,212
Accrued trustees’ and officers’ fees and benefits	741
Accrued other operating expenses	343,977
Trustee deferred compensation and retirement plans	82,840
Total liabilities	307,401,036
Net assets applicable to shares outstanding	$616,612,962

Net assets consist of:
Shares of beneficial interest	$640,887,788
Undistributed net investment income	342,743
Undistributed net realized gain (loss)	(24,514,179)
Net unrealized appreciation (depreciation)	(103,390)
$616,612,962

Net Assets:
Class A	$390,037,178
Class B	$715,651
Class C	$15,671,508
Class Y	$67,531,987
Class R5	$142,656,638

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	32,215,701
Class B	59,415
Class C	1,303,649
Class Y	5,556,967
Class R5	11,741,800
Class A:
Net asset value per share	$12.11
Maximum offering price per share
(Net asset value of $12.11 ÷ 95.75%)	$12.65
Class B:
Net asset value and offering price per share	$12.04
Class C:
Net asset value and offering price per share	$12.02
Class Y:
Net asset value and offering price per share	$12.15
Class R5:
Net asset value and offering price per share	$12.15

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Quality Income Fund

Statement of Operations

For the year ended December 31, 2016

Investment income:
Interest	$17,042,275
Dividends from affiliated money market funds	106,415
Other income	961,502
Total investment income	18,110,192

Expenses:
Advisory fees	2,735,482
Administrative services fees	153,864
Distribution fees:
Class A	971,149
Class B	9,989
Class C	143,186
Transfer agent fees — A, B, C and Y	616,743
Transfer agent fees — R5	265
Trustees’ and officers’ fees and benefits	28,281
Registration and filing fees	89,997
Reports to shareholders	63,006
Professional services fees	55,533
Other	108,799
Total expenses	4,976,294
Less: Fees waived and expense offset arrangement(s)	(43,206)
Net expenses	4,933,088
Net investment income	13,177,104

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	2,585,894
Futures contracts	(787,171)
1,798,723
Change in net unrealized appreciation (depreciation) of:
Investment securities	(3,109,389)
Futures contracts	73,064
(3,036,325)
Net realized and unrealized gain (loss)	(1,237,602)
Net increase in net assets resulting from operations	$11,939,502

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Quality Income Fund

Statement of Changes in Net Assets

For the years ended December 31, 2016 and 2015

	2016	2015
Operations:
Net investment income	$13,177,104	$8,200,348
Net realized gain	1,798,723	3,990,488
Change in net unrealized appreciation (depreciation)	(3,036,325)	(5,712,762)
Net increase in net assets resulting from operations	11,939,502	6,478,074

Distributions to shareholders from net investment income:
Class A	(13,585,264)	(16,642,053)
Class B	(26,508)	(54,615)
Class C	(368,661)	(281,206)
Class Y	(1,569,262)	(786,586)
Class R5	(4,406,269)	(824)
Total distributions from net investment income	(19,955,964)	(17,765,284)

Share transactions–net:
Class A	(1,986,107)	(17,899,058)
Class B	(418,846)	(957,226)
Class C	6,523,937	1,520,578
Class Y	47,048,651	2,828,283
Class R5	145,428,575	12,447
Net increase (decrease) in net assets resulting from share transactions	196,596,210	(14,494,976)
Net increase (decrease) in net assets	188,579,748	(25,782,186)

Net assets:
Beginning of year	428,033,214	453,815,400
End of year (includes undistributed net investment income of $342,743 and $(20,330), respectively)	$616,612,962	$428,033,214

Notes to Financial Statements

December 31, 2016

NOTE 1—Significant Accounting Policies

Invesco Quality Income Fund (the “Fund”), formerly Invesco U.S. Mortgage Fund, is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide a high level of current income, with liquidity and safety of principal.

The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Class R5. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual

17                         Invesco Quality Income Fund

trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.
D.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s

18                         Invesco Quality Income Fund

taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Each Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, each Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
I.	Dollar Rolls and Forward Commitment Transactions — The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions may be considered borrowings under the 1940 Act.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

J.	Other Risks — The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.
K.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

19                         Invesco Quality Income Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.47%
Next $500 million	0.445%
Next $500 million	0.42%
Next $500 million	0.395%
Next $2.5 billion	0.37%
Next $2.5 billion	0.345%
Next $2.5 billion	0.32%
Next $2.5 billion	0.295%
Over $12.5 billion	0.27%

For the year ended December 31, 2016, the effective advisory fees incurred by the Fund was 0.47%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Class R5 shares to 1.50%, 2.25%, 2.25%, 1.25% and 1.25%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2016, the Adviser waived advisory fees of $39,027.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended December 31, 2016, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2016, IDI advised the Fund that IDI retained $48,228 in front-end sales commissions from the sale of Class A shares and $1,523, $100 and $1,390 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

20                         Invesco Quality Income Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
U.S. Government Sponsored Agency Mortgage-Backed Securities	$—	$687,928,358	$—	$687,928,358
Asset-Backed Securities	—	187,190,493	—	187,190,493
Certificates of Deposit	—	30,024,430	—	30,024,430
U.S. Treasury Bills	—	1,262,368	—	1,262,368
Money Market Funds	11,047,847	—	—	11,047,847
	11,047,847	906,405,649	—	917,453,496
Futures Contracts*	240,140	—	—	240,140
Total Investments	$11,287,987	$906,405,649	$—	$917,693,636

*	Unrealized appreciation.

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2016:

Value
Derivative Assets	Interest Rate Risk
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$240,140
Derivatives not subject to master netting agreements	(240,140)
Total derivative assets subject to master netting agreements	$—

(a)	Includes cumulative appreciation on futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation
U.S. Treasury 2 Year Notes	Short	55	March-2017	$(11,917,813)	$11,914
U.S. Treasury 5 Year Notes	Short	255	March-2017	(26,474,414)	110,207
U.S. Treasury 10 Year Notes	Short	4	March-2017	(497,125)	1,803
U.S. Treasury Long Bonds	Short	132	March-2017	(19,886,625)	116,216
Total — interest rate risk					$240,140

21                         Invesco Quality Income Fund

Effect of Derivative Investments for the year ended December 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Interest Rate Risk
Realized Gain (Loss):
Futures contracts	$(787,171)
Change in Net Unrealized Appreciation:
Futures contracts	73,064
Total	$(714,107)

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$77,435,985

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,179.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2016 and 2015:

	2016	2015
Ordinary income	$19,955,964	$17,765,284

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$429,836
Net unrealized appreciation (depreciation) — investments	(370,505)
Temporary book/tax differences	(82,015)
Capital loss carryforward	(24,252,142)
Shares of beneficial interest	640,887,788
Total net assets	$616,612,962

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and bond amortization.

22                         Invesco Quality Income Fund

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2016, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$12,311,705	$11,940,437	$24,252,142

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2016 was $4,017,430,117 and $3,747,682,263, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$8,049,758
Aggregate unrealized (depreciation) of investment securities	(8,420,263)
Net unrealized appreciation (depreciation) of investment securities	$(370,505)

Cost of investments for tax purposes is $917,824,001.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of paydowns, dollar rolls and capital loss carryforward limitations, on December 31, 2016, undistributed net investment income was increased by $7,141,933, undistributed net realized gain (loss) was increased by $84,009,377 and shares of beneficial interest was decreased by $91,151,310. This reclassification had no effect on the net assets of the Fund.

23                         Invesco Quality Income Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	4,798,240	$59,190,772	2,748,375	$34,083,709
Class B	22,421	275,217	4,444	54,759
Class C	1,102,136	13,512,659	433,849	5,345,756
Class Y	5,298,509	65,657,810	1,350,741	16,823,165
Class R5(b)	12,017,871	148,911,189	1,261	15,602

Issued as reinvestment of dividends:
Class A	837,029	10,321,307	989,432	12,283,437
Class B	1,961	24,074	3,977	49,183
Class C	24,893	304,721	18,511	228,100
Class Y	69,462	858,107	16,548	206,639
Class R5	356,152	4,405,911	32	403

Automatic conversion of Class B shares to Class A shares:
Class A	32,316	398,087	47,714	592,205
Class B	(32,480)	(398,087)	(47,955)	(592,205)

Reacquired:
Class A	(5,834,640)	(71,896,273)	(5,220,201)	(64,858,409)
Class B	(26,054)	(320,050)	(37,923)	(468,963)
Class C	(597,411)	(7,293,443)	(328,580)	(4,053,278)
Class Y	(1,577,082)	(19,467,266)	(1,134,313)	(14,201,521)
Class R5	(634,434)	(7,888,525)	(289)	(3,558)
Net increase (decrease) in share activity	15,858,889	$196,596,210	(1,154,377)	$(14,494,976)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 19% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.
In addition, 15% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
(b)	On February 18, 2016, 9,843,785 Class R5 shares valued at $122,062,934 were sold to affiliated mutual funds.

24                         Invesco Quality Income Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 12/31/16	$12.22	$0.27	$0.04	$0.31	$(0.42)	$12.11	2.50	%(d)	$390,037	0.92	%(d)(e)	0.93	%(d)(e)	2.19	%(d)(e)(f)	472%
Year ended 12/31/15	12.55	0.24	(0.06)	0.18	(0.51)	12.22	1.41	(d)	395,806	0.96	(d)	0.96	(d)	1.88	(d)	500
Year ended 12/31/14	12.35	0.28	0.48	0.76	(0.56)	12.55	6.27	(d)	424,259	0.96	(d)	0.96	(d)	2.28	(d)	450
Year ended 12/31/13	13.02	0.21	(0.40)	(0.19)	(0.48)	12.35	(1.51	)(d)	441,028	0.94	(d)	0.94	(d)	1.63	(d)	475
Year ended 12/31/12	12.99	0.25	0.33	0.58	(0.55)	13.02	4.54		531,547	0.94		0.94		1.88		451
Class B
Year ended 12/31/16	12.16	0.17	0.03	0.20	(0.32)	12.04	1.64		716	1.68	(e)	1.69	(e)	1.43	(e)(f)	472
Year ended 12/31/15	12.48	0.14	(0.05)	0.09	(0.41)	12.16	0.71		1,138	1.72		1.72		1.12		500
Year ended 12/31/14	12.28	0.18	0.48	0.66	(0.46)	12.48	5.48		2,135	1.72		1.72		1.52		450
Year ended 12/31/13	12.95	0.11	(0.40)	(0.29)	(0.38)	12.28	(2.28)		3,197	1.70		1.70		0.87		475
Year ended 12/31/12	12.93	0.15	0.32	0.47	(0.45)	12.95	3.67		5,729	1.69		1.69		1.13		451
Class C
Year ended 12/31/16	12.14	0.17	0.03	0.20	(0.32)	12.02	1.63		15,672	1.68	(e)	1.69	(e)	1.43	(e)(f)	472
Year ended 12/31/15	12.46	0.14	(0.05)	0.09	(0.41)	12.14	0.71		9,394	1.72		1.72		1.12		500
Year ended 12/31/14	12.26	0.19	0.47	0.66	(0.46)	12.46	5.48		8,100	1.72		1.72		1.52		450
Year ended 12/31/13	12.93	0.11	(0.40)	(0.29)	(0.38)	12.26	(2.29)		7,788	1.70		1.70		0.87		475
Year ended 12/31/12	12.90	0.15	0.33	0.48	(0.45)	12.93	3.75		12,003	1.69		1.69		1.13		451
Class Y
Year ended 12/31/16	12.27	0.30	0.03	0.33	(0.45)	12.15	2.67		67,532	0.68	(e)	0.69	(e)	2.43	(e)(f)	472
Year ended 12/31/15	12.59	0.26	(0.04)	0.22	(0.54)	12.27	1.75		21,668	0.72		0.72		2.12		500
Year ended 12/31/14	12.39	0.32	0.47	0.79	(0.59)	12.59	6.52		19,306	0.72		0.72		2.52		450
Year ended 12/31/13	13.07	0.24	(0.41)	(0.17)	(0.51)	12.39	(1.32)		2,254	0.70		0.70		1.87		475
Year ended 12/31/12	13.04	0.28	0.33	0.61	(0.58)	13.07	4.79		3,759	0.69		0.69		2.13		451
Class R5
Year ended 12/31/16	12.26	0.32	0.03	0.35	(0.46)	12.15	2.86		142,657	0.55	(e)	0.56	(e)	2.56	(e)(f)	472
Year ended 12/31/15	12.59	0.27	(0.06)	0.21	(0.54)	12.26	1.71		27	0.68		0.68		2.16		500
Year ended 12/31/14	12.39	0.33	0.47	0.80	(0.60)	12.59	6.56		15	0.67		0.67		2.57		450
Year ended 12/31/13	13.06	0.25	(0.41)	(0.16)	(0.51)	12.39	(1.23)		10	0.66		0.66		1.91		475
Year ended 12/31/12	13.03	0.28	0.33	0.61	(0.58)	13.06	4.80		10	0.65		0.65		2.17		451

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the years ended December 31, 2016, 2015, 2014 and 2013.
(e)	Ratios are based on average daily net assets (000’s omitted) of $402,299, $999, $14,319, $44,786 and $119,615 for Class A, Class B, Class C, Class Y and Class R5 shares, respectively.
(f)	Amount includes the effect of a one-time reimbursement of custody expenses. The ratio of net investment income excluding these payments would have been 2.02%, 1.26%, 1.26%, 2.26% and 2.39% for Class A, Class B, Class C, Class Y and Class R5 shares, respectively.

25                         Invesco Quality Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series) and Shareholders of the Invesco Quality Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Quality Income Fund (formerly Invesco U.S. Mortgage Fund, one of the portfolios constituting the AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

February 23, 2017

26                         Invesco Quality Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (07/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/16)	Expenses Paid During Period[2]
A	1,000.00	$991.40	$4.61	$1,020.51	$4.67	0.92%
B	1,000.00	986.70	8.39	1,016.69	8.52	1.68
C	1,000.00	987.40	8.39	1,016.69	8.52	1.68
Y	1,000.00	991.90	3.40	1,021.72	3.46	0.68
R5	1,000.00	993.30	2.71	1,022.42	2.75	0.54

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2016 through December 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

27                         Invesco Quality Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2016:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0.14%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

28                         Invesco Quality Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Quality Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	144	Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company) Member of the Audit Committee, Ferroglobe PLC (metallurgical company) and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation; Chairman of the Board, Denver Film Society
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	144	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

T-2                         Invesco Quality Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Senior Vice President	2004

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Senior Vice President, The Invesco Funds

Formerly: Director, Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Quality Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Quality Income Fund

Explore High-Conviction Investing with Invesco

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526 VK-QINC-AR-1 Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

.ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP informed the Trust that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the Loan Rule). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PricewaterhouseCoopers LLP informed the Trust it and certain affiliates and covered persons have relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex, which may implicate the Loan Rule.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. In connection with prior independence determinations, PricewaterhouseCoopers LLP communicated, as contemplated by the no-action letter, that it believes that it remains objective and impartial and that a reasonable investor possessing all the facts would conclude that PricewaterhouseCoopers LLP is able to exhibit the requisite objectivity and impartiality to report on the Funds’ financial statements as the independent registered public accounting firm. PricewaterhouseCoopers LLP also represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. Therefore, the Adviser, the Funds and PricewaterhouseCoopers LLP concluded that PricewaterhouseCoopers LLP could continue as the Funds’ independent registered public accounting firm. The Invesco Fund Complex relied upon the no-action letter in reaching this conclusion.

If in the future the independence of PricewaterhouseCoopers LLP is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Funds will need to take other action in order for the Funds’ filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. In addition, the SEC has indicated that the no-action relief will expire 18 months from its issuance after which the Invesco Funds will no longer be able to rely on the letter unless its term is extended or made permanent by the SEC Staff.

(a) to (d)

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2016	Fees Billed for Services Rendered to the Registrant for fiscal year end 2015

Audit Fees	$ 347,725	$ 347,725
Audit-Related Fees	$ 0	$ 0
Tax Fees(1)	$ 134,850	$ 109,250
All Other Fees	$ 0	$ 0
Total Fees	$ 482,575	$ 456,975

(g) PWC billed the Registrant aggregate non-audit fees of $134,850 for the fiscal year ended 2016, and $109,250 for the fiscal year ended 2015, for non-audit services rendered to the Registrant.

(1)	Tax fees for the fiscal year end December 31, 2016 includes fees billed for reviewing tax returns and/or services related to tax compliance. Tax fees for fiscal year end December 31, 2015 includes fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2016 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2015 That Were Required to be Pre-Approved by the Registrant’s Audit Committee

Audit-Related Fees	$ 635,000	$ 574,000
Tax Fees	$ 0	$ 0
All Other Fees	$ 2,432,000	$ 3,750,000
Total Fees(1)	$ 3,067,000	$ 4,324,000

(1)        Audit-Related fees for the year end 2016 include fees billed related to reviewing controls at a service organization. Audit-Related fees for the year end 2015 include fees billed related to reviewing controls at a service organization.

All other fees for the year end 2016 include fees billed related to the identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions. All other fees for the year end 2015 include fees billed related to reviewing the operating effectiveness of strategic projects.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $5,763,000 for the fiscal year ended December 31, 2016, and $9,099,000 for the fiscal year ended December 31, 2015, for non-audit services rendered to Invesco and Invesco Affiliates.

PWC provided audit services to the Investment Company complex of approximately $22 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended May 4, 2016

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures

1 Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee may from time to time delegate specific pre-approval authority to its Chair and/or Vice Chair, so that the Chair or, in his or her absence, Vice Chair may grant specific pre-approval for audit and non-audit services by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement between Audit Committee meetings. Any such delegation shall be reflected in resolutions adopted by the Audit Committee and may include such limitations as to dollar amount(s) and/or scope of service(s) as the Audit Committee may choose to impose. Any such delegation shall not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000 and any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000 must be pre-approved by the Audit Committee and may not be delegated to the Chair or Vice Chair.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

●	Management functions;
●	Human resources;
●	Broker-dealer, investment adviser, or investment banking services ;
●	Legal services;
●	Expert services unrelated to the audit;
●	Any service or product provided for a contingent fee or a commission;

●	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;
●	Tax services for persons in financial reporting oversight roles at the Fund; and
●	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

●	Bookkeeping or other services related to the accounting records or financial statements of the audit client;
●	Financial information systems design and implementation;
●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
●	Actuarial services; and
●	Internal audit outsourcing services.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of February 13, 2017, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 13, 2017, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:     AIM Growth Series (Invesco Growth Series)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	March 9, 2017

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	March 9, 2017

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	March 9, 2017

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.